Execution Version [Willow Tree BDC] Second Amendment and Joinder to Amended and Restated Loan Agreement #525247000 SECOND AMENDMENT AND JOINDER TO AMENDED AND RESTATED LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED ACCOUNT CONTROL AGREEMENT This SECOND AMENDMENT AND JOINDER TO AMENDED AND RESTATED LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED ACCOUNT CONTROL AGREEMENT (this “Amendment”), dated as of December 23, 2025, is entered into by and among: (1) WT CAPITAL FUND – SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”); (2) WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company (the “New Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”); (3) EACH OF THE LENDERS PARTY HERETO; (4) ALLY BANK, a national banking association, as the administrative agent (“Ally Bank” and in such capacity, the “Administrative Agent”); (5) WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the collateral manager (the “Collateral Manager”) and the transferor (the “Transferor”); and (6) STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but as the collateral custodian under the Agreement (together with its successors and assigns in such capacity, the “Collateral Custodian”), the collateral administrator under the Agreement (together with its successors and assigns in such capacity, the “Collateral Administrator”) and the securities intermediary under the Existing Account Control Agreement (as defined below) (together with its successors and permitted assigns in such capacity, the “Securities Intermediary”). RECITALS WHEREAS, the Collateral Manager, the Transferor, Capital Fund SPV, the Lenders, the Administrative Agent, Ally Bank, as the Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian and the collateral administrator, entered into that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”; the Existing Agreement, as amended hereby or as may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”); WHEREAS, Capital Fund SPV, the Administrative Agent and the Securities Intermediary entered into that certain Amended and Restated Account Control Agreement, dated as of November 8, 2024 (as the same may be amended, modified, waived, supplemented, restated or replaced from time to time, the “Existing Account Control Agreement”); and

2 [Willow Tree BDC] Second Amendment to Amended and Restated Loan Agreement #525247000 WHEREAS, the Collateral Manager, the Transferor, Capital Fund SPV, the Lenders and the Administrative Agent desire to (a) join the New Borrower as a “Borrower” under the Existing Agreement and the other Transaction Documents, and (ii) amend the Existing Agreement and the Existing Account Control Agreement, in each case as set forth herein. AGREEMENT NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows: ARTICLE I Definitions Capitalized terms used in this Amendment are defined in the Agreement unless otherwise stated. ARTICLE II Amendments 2.01 Amendments to the Existing Agreement. Effective as of the date hereof, the Existing Agreement is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) and (b) to add the double- underlined text (indicated textually in the same manner as the following examples: double- underlined text and double-underlined text), in each case, as set forth in the marked copy of the Existing Agreement (and to the extent provided in Exhibit A hereto, the exhibits, schedules, annexes and appendices to the Existing Agreement) attached hereto as Exhibit A hereto and made a part hereof for all purposes. 2.02 Amendments to the Exhibits. Effective as of the date hereof, the Exhibits and Schedules to the Existing Agreement are amended and restated in their entirety to read as set forth in the Exhibits and Schedules attached as Exhibit B hereto and made a part hereof for all purposes. 2.03 Amendment to the Existing Account Control Agreement. (a) Addition of Securities Accounts. Effective as of the date hereof, the Existing Account Control Agreement is hereby amended to add the following Securities Accounts to Schedule I-A thereof: List of Securities Accounts USD CAD GBP EUR Collateral Account WLCH-1-S1 WLCH-1-S1CAD WLCH-1-S1GBP WLCH-1-S1EUR General Collection Account WLCH-2-S2 WLCH-2-S2CAD WLCH-2-S2GBP WLCH-2-S2EUR Principal Collection Account WLCH-3-S3 WLCH-3-S3CAD WLCH-3-S3GBP WLCH-3-S3EUR Interest Collection WLCH-4-S4 WLCH-4-S4CAD WLCH-4-S4GBP WLCH-4-S4EUR

3 [Willow Tree BDC] Second Amendment to Amended and Restated Loan Agreement #525247000 Account Unfunded Exposure Account WLCH-5-S5 WLCH-5-S5CAD WLCH-5-S5GBP WLCH-5-S5EUR (b) Addition of Deposit Accounts. Effective as of the date hereof, the Existing Account Control Agreement is hereby amended to add the following Deposit Accounts to Schedule I-B thereof: List of Deposits Accounts USD CAD GBP EUR Collateral Account 12067294-1-D1 12067294-1-D1CAD 12067294-1- D1GBP 12067294-1-D1EUR General Collection Account 12067294-2-D2 12067294-2-D2CAD 12067294-2- D2GBP 12067294-2-D2EUR Principal Collection Account 12067294-3-D3 12067294-3-D3CAD 12067294-3- D3GBP 12067294-3-D3EUR Interest Collection Account 12067294-4-D4 12067294-4-D4CAD 12067294-4- D4GBP 12067294-4-D4EUR Unfunded Exposure Account 12067294-5-D5 12067294-5-D5CAD 12067294-5- D5GBP 12067294-5-D5EUR ARTICLE III Joinder 3.01 Joinder of New Borrower. The New Borrower is a wholly-owned Subsidiary of Capital Fund SPV and, for value received, jointly and severally agrees to become a Borrower under the Agreement and the other Transaction Documents as set forth more fully below: (a) Immediately upon acceptance of this Amendment by the Administrative Agent, the New Borrower shall be automatically deemed a Borrower in, under and pursuant to the Agreement and the other Transaction Documents, with all the rights, obligations, liabilities and duties of a Borrower thereunder, and the New Borrower hereby agrees that it is a Borrower in, under and pursuant to the Agreement and the other Transaction Documents, with all the rights, obligations, liabilities and duties of a Borrower thereunder, in each case regardless of when such obligations, liabilities and duties first arose. (b) As of the date of this Amendment, the New Borrower hereby jointly and severally with Capital Fund SPV: (i) joins in, becomes a party to, and agrees to comply with and be bound by, as a Borrower, the terms and conditions of the Agreement and each other Transaction Document to the same extent as if such New Borrower was an original signatory thereto; (ii) makes all of the representations and warranties set forth in the Agreement and the other Transaction Documents made by the Borrowers; (iii) grants to the Administrative Agent, for the benefit of itself and the other Secured Parties, pursuant to the terms and provisions of the Agreement, a continuing security interest in and Lien on all of its Collateral, free and clear of all Liens (other than Permitted Liens); and (iv) agrees that it is a direct obligor (and not a surety) under the Agreement. Without limiting the foregoing, the New Borrower agrees, and Capital Fund SPV acknowledges and confirms, that the New Borrower shall be jointly and severally liable with Capital Fund SPV for all liabilities and obligations regardless of when they first arose under the

4 [Willow Tree BDC] Second Amendment to Amended and Restated Loan Agreement #525247000 Agreement and the other Transaction Documents and the New Borrower acknowledges and confirms that it has received a copy of the Agreement, including the annexes, exhibits, schedules and other attachments thereto, and the other Transaction Documents. (c) Capital Fund SPV hereby acknowledges and confirms (i) the joinder by New Borrower to the Agreement and the other Transaction Documents, (ii) that, all of its obligations under the Agreement and the other Transaction Documents, upon the New Borrower becoming a “Borrower” thereunder or otherwise party thereto pursuant to the terms hereof, shall continue to be in full force and effect, and (iii) that, as of the date hereof, the term “Obligations”, as used in the Agreement or any other Transaction Document, shall include all Obligations of the New Borrower under the Agreement and each other Transaction Document. ARTICLE IV Conditions Precedent 4.01 The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Administrative Agent, unless specifically waived in writing by the Administrative Agent: (a) The Administrative Agent shall have received: (i) this Amendment duly executed by the Borrowers, the Collateral Manager, the Transferor, each Lender, the Collateral Custodian and the Collateral Administrator; (ii) the Pricing Side Letter, duly executed by the Borrowers and the Collateral Manager; (iii) the Pledge Agreement referred to in clause (ii) of the definition thereof in the Agreement (as amended hereby), duly executed by Capital Fund SPV and the New Borrower; (iv) the Fee Letter, duly executed and delivered by the Borrowers; and (v) the California Borrower Sale Agreement, duly executed by Capital Fund SPV and the New Borrower. (b) The Administrative Agent shall have received a secretary’s certificate of the Borrowers (i) that includes a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, manager(s) or member(s) of the Borrowers, as applicable, authorizing (A) the execution, delivery and performance of this Amendment and the other Transaction Documents executed in connection herewith to which it is a party, and (B) the borrowings contemplated thereunder, and a certification that such resolutions have not been amended, modified, revoked or rescinded, (ii) that includes a copy of the Governing Documents of the Borrowers and a certification that, except as disclosed therein, there has not been any amendment, modification or supplement to such Governing Documents, (iii) that includes a certification

5 [Willow Tree BDC] Second Amendment to Amended and Restated Loan Agreement #525247000 as to the incumbency and signature of the officers of the Borrowers executing any Transaction Document and (iv) that includes certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Borrowers (A) in the jurisdiction of its organization and (B) in each other jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires it to qualify as a foreign Person to the extent such concept exists in such jurisdiction and except, as to this subclause (B), where the failure to so qualify could not be reasonably expected to have a Material Adverse Effect, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall be executed by a corporate secretary or Responsible Officer of the Borrowers. (c) The Administrative Agent shall have received the executed legal opinions of (i) Milbank LLP, counsel to the Loan Parties, covering (A) authority of the Borrowers, (B) enforceability of this Amendment, the Agreement and the other Transaction Documents to be executed in connection with this Amendment, (C) non-consolidation matters and (D) UCC, perfection and other closing matters, in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion. (d) The Administrative Agent shall have received the results of a recent search by a Person reasonably satisfactory to the Administrative Agent, of the UCC lien filings which may have been filed with respect to personal property of each Loan Party and the results of such search shall be satisfactory to the Administrative Agent. (e) The Administrative Agent shall have received all fees on behalf of itself and the Lenders due and payable as of the date hereof. (f) The representations and warranties of the Loan Parties contained herein and in the Agreement and the other Transaction Documents, as amended hereby, shall be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, which shall be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) as of such specific date. (g) No Default or Event of Default shall have occurred and be continuing. (h) All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Administrative Agent. ARTICLE V No Consent or Waiver

6 [Willow Tree BDC] Second Amendment to Amended and Restated Loan Agreement #525247000 5.01 Nothing contained herein shall be construed as a consent or waiver by the Administrative Agent or any Lender of any covenant or provision of the Agreement, the other Transaction Documents, this Amendment or any other contract or instrument among any Borrower, any of the other parties to the Transaction Documents and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by any Borrower or any other party to the Transaction Documents of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. ARTICLE VI Ratifications, Representations and Warranties 6.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Transaction Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Transaction Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers and the Administrative Agent agree that the Agreement and the other Transaction Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations. By executing this Amendment, the Administrative Agent hereby consents to the terms of this Amendment and directs the Collateral Custodian, the Collateral Administrator and the Securities Intermediary to execute and deliver this Amendment, and acknowledges and agrees that the Collateral Custodian, the Collateral Administrator and the Securities Intermediary shall be fully protected in relying upon the foregoing consent and direction. The liability of the Collateral Custodian, the Collateral Administrator and the Securities Intermediary and their respective officers, directors, agents, employees and shareholders, as applicable, for complying with the foregoing direction, shall be limited as set forth in the Agreement, the Existing Account Control Agreement and the other Transaction Documents to which any of them is a party. 6.02 Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Transaction Documents executed and/or delivered by it in connection herewith have been authorized by all requisite action (as applicable) on the part of such Loan Party and will not violate in any material respect the Governing Documents of such Loan Party or conflict in any material respect with, result in any material breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material Contractual Obligation of such Loan Party or violate any Applicable Law that would reasonably be expected to have a Material Adverse Effect; (b) such Loan Party has executed and delivered this Amendment and any and all other Transaction Documents to which it is a party and this Amendment and the other Transaction Documents to which it is a party are a valid and binding obligation of such Loan Party, except as such enforceability may be limited by Insolvency Laws and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law); (c) the representations and warranties of such Loan Party contained in the Agreement, as amended hereby, and any other

7 [Willow Tree BDC] Second Amendment to Amended and Restated Loan Agreement #525247000 Transaction Document are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date, which were true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) as of such earlier date); (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing; (e) such Loan Party is in full compliance in all material respects with all covenants and agreements contained in the Agreement and the other Transaction Documents, as amended hereby; and (f) Capital Fund SPV has not amended or otherwise modified or terminated its organizational document since the date of the Agreement except in accordance with the Agreement. ARTICLE VII Miscellaneous Provisions 7.01 Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other Transaction Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Transaction Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent and each Lender to rely upon them. 7.02 Reference to Agreement. Each of the Agreement and the other Transaction Documents, and any and all other Transaction Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Transaction Documents to the Agreement or the Existing Account Control Agreement shall mean a reference to the Agreement or the Existing Account Control Agreement, respectively, as amended hereby. 7.03 Expenses of the Administrative Agent. As provided in the Agreement and subject to the limitations set forth therein, each Borrower agrees to pay all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Transaction Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by the Administrative Agent and each Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Transaction Documents, including, without, limitation, the reasonable costs and fees of legal counsel. 7.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

8 [Willow Tree BDC] Second Amendment to Amended and Restated Loan Agreement #525247000 7.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties to the Agreement and their respective permitted successors and assigns. 7.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of similar import herein shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart signature page of this Amendment by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. 7.07 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty. 7.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment. 7.09 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER. 7.10 Final Agreement; Modifications. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS, THE

9 [Willow Tree BDC] Second Amendment to Amended and Restated Loan Agreement #525247000 ADMINISTRATIVE AGENT AND ANY OTHER APPLICABLE PARTIES PURSUANT TO THE TERMS OF THE AGREEMENT. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Second Amendment to Amended and Restated Loan Agreement] IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written. BORROWERS: WT CAPITAL FUND – SPV1, LLC By:_/s/ Mark Klingensmith__________________ Name: Mark Klingensmith Title: Authorized Signatory WT CAPITAL FUND-SPV1 SUB GOLD LLC COLLATERAL MANAGER AND TRANSFEROR: WILLOW TREE CAPITAL CORPORATION By:_/s/ Mark Klingensmith__________________ Name: Mark Klingensmith Title: Authorized Signatory By:_/s/ Mark Klingensmith__________________ Name: Mark Klingensmith Title: Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Loan Agreement] ADMINISTRATIVE AGENT, LENDER AND ARRANGER: ALLY BANK By: /s/ Tara DeVerna_______________ Name: Tara DeVerna Title: Authorized Signatory

LENDER: FIRST-CITIZENS BANK & TRUST COMPANY [Signature Page to Second Amendment to Amended and Restated Loan Agreement] By: /s/ Dirk Engelbert_____________ Name: Dirk Engelbert Title: Managing Director

[Signature Page to Second Amendment to Amended and Restated Loan Agreement] COLLATERAL CUSTODIAN, COLLATERAL ADMINISTRATOR AND SECURITIES INTERMEDIARY: STATE STREET BANK AND TRUST COMPANY By:_/s/ Brian Peterson_______________________ Name: Title: Brian Peterson Vice President

Exhibit A Marked Agreement [See attached.]

Conformed Version through the Second Amendment to Amended and Restated Loan, Security and Collateral Management Agreement $500,000,000575,000,000 AMENDED AND RESTATED LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT by and among WILLOW TREE CAPITAL CORPORATION, as the Collateral Manager and as the Transferor WT CAPITAL FUND – SPV1, LLC, and WT CAPITAL FUND-SPV1 SUB GOLD LLC, as the BorrowerBorrowers EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as the Lenders ALLY BANK, as the Administrative Agent and the Arranger and STATE STREET BANK AND TRUST COMPANY, as the Collateral Custodian and Collateral Administrator Dated as of November 8, 2024 [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.1 Certain Defined Terms. 2 Section 1.2 Other Terms. 6667 Section 1.3 Computation of Time Periods. 6667 Section 1.4 Interpretation. 67 Section 1.5 Calculation of Borrowing Base. 68 Section 1.6 Rates. 68 ARTICLE II THE NOTES Section 2.1 The Notes. 6869 Section 2.2 Procedures for Advances by the Lenders. 69 Section 2.3 Principal Repayments. 7273 Section 2.4 Determination of Interest. 7374 Section 2.5 Notations on Notes. 7374 Section 2.6 Reduction of Borrowing Base Deficiency. 7374 Section 2.7 Settlement Procedures. 7475 Section 2.8 Alternate Settlement Procedures. 7778 Section 2.9 Collections and Allocations. 7980 Section 2.10 Payments, Computations, Etc. 8182 Section 2.11 Fees. 83 Section 2.12 Increased Costs; Capital Adequacy; Illegality. 8384 Section 2.13 Taxes. 87 Section 2.14 Reinvestment; Discretionary Sales, Substitutions and Repurchases of Loans. 91 Section 2.15 Assignment of the Sale Agreement. 9596 Section 2.16 Defaulting Lenders. 96 Section 2.17 Mitigation Obligations; Replacement of Lenders. 9798 Section 2.18 Increase of Commitment; Facility Amount. 9899 ARTICLE III CONDITIONS TO THE EFFECTIVE DATE AND ADVANCES Section 3.1 Conditions to Effective Date. 99 Section 3.2 Conditions Precedent to All Advances and Acquisitions of Loans. 101102 -i- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Section 3.3 Custodianship; Transfer of Loans and Permitted Investments. ~~103~~104

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of the ~~Borrower~~Borrowers. ~~104~~105
Section 4.2 Representations and Warranties of the ~~Borrower~~Borrowers Relating to the Agreement and the Collateral. ~~114~~115
Section 4.3 Representations and Warranties of the Collateral Manager. ~~115~~116
Section 4.4 Representations and Warranties of the Collateral Custodian. 118

ARTICLE V

GENERAL COVENANTS

Section 5.1 Affirmative Covenants of the ~~Borrower~~Borrowers. 119
Section 5.2 Negative Covenants of the ~~Borrower~~Borrowers. ~~129~~130
Section 5.3 Affirmative Covenants of the Collateral Manager. ~~132~~134
Section 5.4 Negative Covenants of the Collateral Manager. ~~134~~136
Section 5.5 Affirmative Covenants of the Collateral Custodian. ~~136~~137
Section 5.6 Negative Covenants of the Collateral Custodian. ~~136~~137

ARTICLE VI

COLLATERAL MANAGEMENT

Section 6.1 Designation of the Collateral Manager. ~~136~~137
Section 6.2 Duties of the Collateral Manager. ~~137~~138
Section 6.3 Authorization of the Collateral Manager. ~~139~~141
Section 6.4 Collection of Payments; Accounts. ~~140~~141
Section 6.5 Realization Upon Defaulted or Delinquent Loans. ~~142~~143
Section 6.6 Collateral Manager Compensation. ~~142~~143
Section 6.7 Payment of Certain Expenses by the Collateral Manager. ~~142~~143
Section 6.8 Reports. ~~143~~144
Section 6.10 The Collateral Manager Not to Resign. ~~144~~145
Section 6.11 Collateral Manager Termination Events. ~~144~~145

ARTICLE VII

THE COLLATERAL CUSTODIAN

Section 7.1 Designation of Collateral Custodian. ~~145~~147
Section 7.2 Duties of Collateral Custodian. ~~146~~147
Section 7.3 Merger or Consolidation. ~~147~~148
Section 7.4 Collateral Custodian Compensation. ~~147~~148

-ii-
[Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement
#506694681

Section 7.5 Collateral Custodian Removal. 147148 Section 7.6 Limitation on Liability. 147149 Section 7.7 Resignation of the Collateral Custodian. 150152 Section 7.8 Access to Certain Documentation and Information Regarding the Collateral; Audits. 151152 ARTICLE VIII SECURITY INTEREST Section 8.1 Grant of Security Interest. 152153 Section 8.2 Release of Lien on Collateral. 153155 Section 8.3 Remedies. 154155 Section 8.4 Waiver of Certain Laws. 154155 Section 8.5 Power of Attorney. 154156 ARTICLE IX EVENTS OF DEFAULT Section 9.1 Events of Default. 155156 Section 9.2 Remedies. 158159 ARTICLE X INDEMNIFICATION Section 10.1 Indemnities by the BorrowerBorrowers. 160161 Section 10.2 Indemnities by the Collateral Manager. 163164 Section 10.3 Taxes. 164166 ARTICLE XI THE ADMINISTRATIVE AGENT Section 11.1 Appointment. 164166 Section 11.2 Standard of Care; Exculpatory Provisions. 165167 Section 11.3 The Administrative Agent’s Reliance, Etc. 166168 Section 11.4 Credit Decision with Respect to the Administrative Agent. 167168 Section 11.5 Indemnification of the Administrative Agent. 167169 Section 11.6 The Successor Administrative Agent. 168169 Section 11.7 Delegation of Duties. 168170 Section 11.8 Payments by the Administrative Agent. 169170 Section 11.9 Collateral Matters. 169170 Section 11.10 Erroneous Payments. 170171 -iii- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

ARTICLE XII MISCELLANEOUS Section 12.1 Amendments and Waivers. 172173 Section 12.2 Notices, Etc. 174175 Section 12.3 Ratable Payments. 175177 Section 12.4 No Waiver; Remedies. 175177 Section 12.5 Binding Effect; Benefit of Agreement. 176177 Section 12.6 Term of this Agreement. 176177 Section 12.7 Governing Law; Jury Waiver. 176177 Section 12.8 Consent to Jurisdiction; Waivers. 176178 Section 12.9 Costs and Expenses. 177178 Section 12.10 No Proceedings. 178179 Section 12.11 Recourse Against Certain Parties. 178180 Section 12.12 Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. 180181 Section 12.13 Confidentiality. 180182 Section 12.14 Execution in Counterparts; Severability; Integration. 183184 Section 12.15 Waiver of Setoff. 184185 Section 12.16 Assignments by the Lenders. 184185 Section 12.17 Heading and Exhibits. 187189 Section 12.18 Benchmark Replacement Setting. 187189 Section 12.19 Divisions. 189190 Section 12.20 Judgment Currency. 189191 Section 12.21 Recognition of the U.S. Special Resolution Regimes. 190191 Section 12.22 USA PATRIOT ACT. 190192 Section 12.23 Joint and Several Liability. 192 ARTICLE XIII TAX CONSIDERATIONS Section 13.1 Acknowledgement of Parties. 193195 -iv- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

EXHIBITS EXHIBIT A-1 Form of Funding Notice EXHIBIT A-2 Form of Repayment Notice EXHIBIT A-3 Form of Reinvestment Notice EXHIBIT A-4 Form of Borrowing Base Certificate EXHIBIT A-5 Form of Incumbency Certificate EXHIBIT A-6 Form of Payment Date Report EXHIBIT A-7 [Reserved] EXHIBIT A-8 Notice of Continuation EXHIBIT B-1 Form of Promissory Note EXHIBIT B-2 Form of Swingline Note EXHIBIT C Form of Officer’s Certificate as to Solvency EXHIBIT D Form of Officer’s Closing Certificate EXHIBIT E Form of Release of Underlying Instruments EXHIBIT F Form of Compliance Certificate EXHIBIT G Form of Transferee Letter EXHIBIT H Form of Joinder Supplement EXHIBIT I-1 U.S. Tax Compliance Certificate – For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes EXHIBIT I-2 U.S. Tax Compliance Certificate – For Foreign Participants that are not Partnerships For U.S. Federal Income Tax Purposes EXHIBIT I-3 U.S. Tax Compliance Certificate – For Foreign Participants that are Partnerships For U.S. Federal Income Tax Purposes EXHIBIT I-4 U.S. Tax Compliance Certificate – For Foreign Lenders that are Partnerships For U.S. Federal Income Tax Purposes EXHIBIT J [Reserved] EXHIBIT K Form of Assignment and Assumption EXHIBIT L Form of Annual Statement as to Compliance SCHEDULES SCHEDULE I Loan Party Names SCHEDULE II Loan List SCHEDULE III [Intentionally Omitted] SCHEDULE IV Agreed-Upon Procedures SCHEDULE V S&P Industry Classifications SCHEDULE VI Disqualified Persons ANNEXES ANNEX A Addresses for Notices ANNEX B Commitments -i- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681 #4900-7951-4475v2

AMENDED AND RESTATED LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT THIS AMENDED AND RESTATED LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT (as amended, modified, waived, supplemented, restated or replaced from time to time, this “Agreement”) is made as of November 8, 2024, by and among: (1) WILLOW TREE CAPITAL CORPORATION, a Maryland corporation (“Willow Tree Corporation”), successor by merger to Willow Tree Capital Fund, LLC, a Delaware limited liability company, and Willow Tree Capital Offshore Fund, LLC, a Cayman Islands limited liability company, as the Collateral Manager (as hereinafter defined) and as the Transferor (as hereinafter defined); (2) WT CAPITAL FUND – SPV1, LLC, a Delaware limited liability company, successor by merger to WT Capital Fund (Offshore) – SPV1, LLC, a Delaware limited liability company, as the borrower (the “Borrower”); (“Capital Fund SPV”), and WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company (the “California Borrower”) as the borrowers (each of Capital Fund SPV and the California Borrower, individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”); (3) EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO (together with its respective successors and permitted assigns in such capacity, each a “Lender”, collectively, the “Lenders”); (4) ALLY BANK (together with its successors and permitted assigns, “Ally Bank”), as the administrative agent hereunder (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger; and (5) STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). RECITALS WHEREAS, Willow Tree Capital Fund, LLC, a Delaware limited liability company (the “Onshore Collateral Manager”), the BorrowerCapital Fund SPV, the Administrative Agent, the lenders from time to time party thereto (the “Onshore Lenders”) and State Street Bank and Trust Company, as the collateral custodian and the collateral administrator, are parties to that certain Loan, Security and Collateral Management Agreement, dated as of February 9, 2024 (the “Onshore Effective Date”) (as amended, restated, amended and restated, supplemented and otherwise modified from time to time prior to the date hereof, the “Onshore Loan Agreement”), pursuant to which the Onshore Agent and the Onshore Lenders extended certain loans and other financial accommodations (such loans and financial -1- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

accommodations, together with all other “Obligations” (as defined in the Onshore Loan Agreement) under the Onshore Loan Agreement, the “Onshore Obligations”) to the Onshore BorrowerCapital Fund SPV pursuant to the terms and conditions thereof; WHEREAS, Willow Tree Capital Offshore Fund, LLC, a Cayman Islands limited liability company (the “Offshore Collateral Manager”), WT Capital Fund (Offshore) – SPV1, LLC, a Delaware limited liability company (the “Offshore Borrower”), the Administrative Agent, the lenders from time to time party thereto (the “Offshore Lenders”) and State Street Bank and Trust Company, as the collateral custodian and the collateral administrator, are parties to that certain Loan, Security and Collateral Management Agreement, dated as of December 21, 2023 (the “Offshore Effective Date”) (as amended, restated, amended and restated, supplemented and otherwise modified from time to time prior to the date hereof, the “Offshore Loan Agreement”), pursuant to which the Offshore Agent and the Offshore Lenders extended certain loans and other financial accommodations (such loans and financial accommodations, together with all other “Obligations” (as defined in the Offshore Loan Agreement) under the Offshore Loan Agreement, the “Offshore Obligations”) to the Offshore Borrower pursuant to the terms and conditions thereof; WHEREAS, (a) pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof, the Onshore Collateral Manager and the Offshore Collateral Manager merged with and into Willow Tree Corporation, with Willow Tree Corporation, in its capacity as Collateral Manager, succeeding to all rights and obligations of (i) the Onshore Collateral Manager under the Onshore Loan Agreement and (ii) the Offshore Collateral Manager under the Offshore Loan Agreement, and (b) pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof, the Offshore Borrower merged with and into the Borrower, with the BorrowerCapital Fund SPV, with Capital Fund SPV succeeding to all rights and obligations of the Offshore Borrower under the Offshore Loan Agreement (such transactions, the “Merger Transactions”); and WHEREAS, the BorrowerCapital Fund SPV, the Collateral Manager, the Agent and the Lenders desire to amend and restate the Onshore Loan Agreement and the Offshore Loan Agreement as more fully set forth herein; NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Certain Defined Terms. -2- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Certain capitalized terms used throughout this Agreement are defined in this Section 1.1. As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings: “1940 Act”: The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. “Account”: Any of the Collateral Account, the Operating Account, the General Collection Account, the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account and any sub-accounts thereof deemed appropriate or necessary by the Administrative Agent or the Collateral Custodian for convenience in administering such accounts, each of which shall be established so as to be segregated from the accounts of any other client of the Collateral Custodian. “Account Control Agreement”:Agreements”: (i) The Amended and Restated Account Control Agreement, dated as of the Effective Date, among the BorrowerCapital Fund SPV, as the pledgordebtor, the Administrative Agent, and State Street Bank and Trust Company, as the Securities Intermediary, and (ii) an account control agreement, in form and substance reasonably satisfactory to the Administrative Agent, to be entered into after the Second Amendment Effective Date by the California Borrower, as the debtor, the Administrative Agent, and State Street Bank and Trust Company, as the Securities Intermediary, in each case, as the same may be amended, modified, waived, supplemented or restated from time to time. “Accrual Period”: With respect to (a) the first Payment Date, the period from and including the Effective Date to but excluding the Determination Date preceding the first Payment Date, and (b) any subsequent Payment Date, the period from and including the Determination Date preceding the previous Payment Date to but excluding the Determination Date preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Adjusted Borrowing Value”: For any Loan, for any date of determination, an amount equal to the Assigned Value of such Loan at such time multiplied by the Outstanding Balance of such Loan. “Administrative Agent”: Ally Bank, in its capacity as the administrative agent for Lenders hereunder, together with its permitted successors and assigns, including any successor appointed pursuant to Section 11.6. “Administrative Expenses”: All amounts (including indemnification payments) due or accrued and payable by the BorrowerBorrowers to any Person pursuant to any Transaction Document (the payment of which is not expressly otherwise provided for therein, e.g., principal on Advances Outstanding and Interest hereunder and Collateral Custodian Fees), including, but not limited to, any third party service provider to the BorrowerBorrowers, any Lender, the Collateral Administrator, the Collateral Custodian, or the Securities Intermediary, accountants, agents and counsel of any of the foregoing for fees and expenses or any other -3- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Person in respect of any other fees, expenses, or other payments (including indemnification payments). “Administrative Questionnaire”: An administrative questionnaire in a form supplied by the Administrative Agent. “Advance”: Each funding by the Lenders (including the Swingline Lender) hereunder (including each Loan Advance, each Swingline Advance and each advance made for the purpose of funding the Unfunded Exposure Account pursuant to Section 2.2(f)). The application of amounts on deposit in the Unfunded Exposure Account to fund a Revolving Loan or Delayed Draw Loan in accordance with Section 2.9(e) shall not be considered an “Advance”. “Advance Date”: With respect to any Advance, the date on which such Advance is made. “Advance Rate”: As follows: (a) with respect to First Lien Loans for which the applicable Obligor has EBITDA less than $10,000,000, sixty percent (60.00%); (b) with respect to First Lien Loans for which the applicable Obligor has EBITDA greater than or equal to $10,000,000 but less than $50,000,000, seventy percent (70.00%); (c) subject to the following clause (d), with respect to First Lien Loans for which the applicable Obligor has EBITDA greater than or equal to $50,000,000, seventy-two percent (72.00%); (d) with respect to First Lien Loans for which the applicable Obligor (x) has EBITDA greater than or equal to $50,000,000 and (y) has a Specified Rating, seventy five percent (75.00%); (e) with respect to First Lien Last Out Loans, forty-five percent (45.00%); (f) with respect to Second Lien Loans, twenty-five percent (25.00%); and (g) with respect to Recurring Revenue Loans, sixty percent (60.00%). “Advances Outstanding”: On any day, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the making of new Advances on such day. “Affiliate”: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship among Obligors which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For the avoidance of doubt, for the -4- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

purposes of determining whether an Obligor is an Affiliate of any Loan Party, the term Affiliate shall still include any Affiliate relationship which may exist as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 20.00% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, with respect to the BorrowerBorrowers, the Collateral Manager and the Transferor, the term “Affiliate” shall not include any investor in the Transferor unless such Person is an Impacted Affiliate. “Aggregate Unfunded Exposure Amount”: On any date of determination, the sum of the Unfunded Exposure Amounts of all Loans included in the Collateral. “Aggregate Unfunded Exposure Equity Amount”: On any date of determination, the sum of the Unfunded Exposure Equity Amounts of all Loans included in the Collateral. “Agreed-Upon Procedures Report”: The meaning specified in Section 5.1(t)(v). “Agreement”: The meaning specified in the Preamble. “Ally Bank”: The meaning specified in the Preamble. “Amended Assigned Value”: With respect to a Loan, the value of such Loan as determined by the Administrative Agent pursuant to clause (a)(iii) of the definition of Assigned Value. “Anti-Corruption Laws”: The Applicable Law in any jurisdiction that relates to anti-bribery or anti-corruption laws, regulations or ordinances, including the U.S. Foreign Corrupt Practices Act of 1977, as amended; and the U.K. Bribery Act 2010, as amended. “Anti-Money Laundering Laws”: The Applicable Law in any jurisdiction that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Collateral Value”: With respect to (a) Eligible Loans (other than Recurring Revenue Loans) relating to (i) Tier 3 Obligors, eighty-five percent (85.00%), (ii) Tier 2 Obligors, ninety-two and one-half percent (92.50%), and (iii) Tier 1 Obligors, one hundred percent (100.00%), and (b) Recurring Revenue Loans, eighty-five percent (85.00%). “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority which are applicable to such Person or property of such Person (including, without limitation, predatory and abusive lending laws; laws, rules and regulations relating to licensing, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy; usury laws; truth in lending laws (including the Federal Truth in Lending Act); and Regulation Z and Regulation B of the -5- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction which are applicable to such Person or property of such Person. “Applicable Leverage Ratio” means (a) with respect to First Lien Loans, the Obligor Net Senior Leverage Ratio of the applicable Obligor, (b) with respect to First Lien Last Out Loans and Second Lien Loans, Obligor Net Total Leverage Ratio of the applicable Obligor, and (c) with respect to Recurring Revenue Loans, the Debt-to-Recurring Revenue Ratio of the applicable Obligor. “Applicable Spread”: The meaning specified in the Pricing Side Letter. “Approved Foreign Country”: Canada. “Approved Foreign Currency”: CAD, EUR and GBP. “Approved Fund”: Any fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Valuation Firm”: Each of (i) Houlihan Lokey Howard & Zukin, (ii) Lincoln International LLC (f/k/a Lincoln Partners LLC), (iii) Duff & Phelps Corp., (iv) Valuation Research Corporation, (v) FTI Consulting, Inc., (vi) PricewaterhouseCoopers LLP and (vii) any other nationally recognized accounting firm or valuation firm approved by the Administrative Agent in its reasonable discretion; provided that, upon the announcement by any Governmental Authority of an action, suit, proceeding, inquiry or investigation with respect to any of the foregoing Persons, the Administrative Agent may, in its commercially reasonable discretion, deem such Person to no longer be an “Approved Valuation Firm”. “Assigned Value”: (a) With respect to each Loan, as of any Measurement Date, the Assigned Value of such Loan shall be the least of (i) the Purchase Price, (ii) the Applicable Collateral Value and (iii) if a Value Adjustment Event with respect to a Loan has occurred and is in effect, an amended value determined by the Administrative Agent in its sole discretion following the occurrence of the relevant Value Adjustment Event; provided, that with respect to a Value Adjustment Event pursuant to clauses (b), (d) (as a result of clause (a) or (b) (if with respect to clause (b), then solely with respect to any due date for payment of principal (other than an extension of the maturity date)) of the definition of “Material Modification”), or (e) of the definition of “Value Adjustment Event”, in each case, the Assigned Value of such Loan shall be zero; provided, further, that upon the occurrence of a Value Adjustment Event pursuant to clause (f) of the definition thereof, the Assigned Value of such Loan shall be automatically and immediately reduced to an amount equal to (x) the least of the Assigned Value for such Loan determined pursuant to clause (i), (ii) or (iii) above minus (y) fifteen (15) percentage points, and such reduced Assigned Value shall be automatically further -6- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

reduced by fifteen (15) percentage points for each thirty (30) calendar day period following the occurrence of such Value Adjustment Event during which the financial statements or related reports remain outstanding (provided, that if a Value Adjustment Event as a result of clause (h) of the definition of “Material Modification” has occurred with respect to the applicable Obligor Financial Statements prior to the occurrence of such Value Adjustment Event pursuant to clause (f) of the definition thereof, the foregoing automatic reductions in the Assigned Value may be waived or postponed by the Administrative Agent in its sole discretion); provided further that, the Administrative Agent may, in its sole discretion, reevaluate the Amended Assigned Value of any Loan whose Assigned Value was decreased due to the occurrence of a Value Adjustment Event, and the Administrative Agent may, in its sole discretion, assign a new greater Amended Assigned Value to such Loan. The Amended Assigned Value of each Loan shall be communicated by the Administrative Agent to the BorrowerBorrowers and the Collateral Manager pursuant to an Assigned Value Notice. Except as expressly set forth above, any Amended Assigned Value determined by the Administrative Agent in its sole discretion shall be effective when so communicated. (b) Notwithstanding the foregoing, if (A) the Administrative Agent determines the Amended Assigned Value of a Loan subsequent to a Credit Quality Deterioration Event and (B) the product of such Amended Assigned Value multiplied by the Applicable Leverage Ratio of such Loan at the time of such determination is less than the product of the initial Assigned Value of such Loan multiplied by the Applicable Leverage Ratio of such Loan at the time such Loan was first included as part of the Collateral, then the applicable Borrower may (at its expense) retain any Approved Valuation Firm to determine the Dispute Right Assigned Value of such Loan and the Dispute Right Assigned Value (expressed as a percentage of par) determined by such firm shall become the Assigned Value of such Loan; provided, that the Assigned Value of such Loan shall be the Amended Assigned Value (expressed as a percentage of par) assigned by the Administrative Agent until such Approved Valuation Firm has determined its value; provided, further, that in no event shall such new Assigned Value exceed the Assigned Value determined pursuant to clause (a)(i) or (a)(ii) above of such Loan on the date of its acquisition by the applicable Borrower; provided, further, that (i) the BorrowerBorrowers, collectively, may only have a Dispute Right Assigned Value determined for any given Loan one (1) time during the term of this Agreement and (ii) the aggregate number of Loans for which the BorrowerBorrowers, collectively, may have a Dispute Right Assigned Value determined in any trailing twelve (12) month period shall not exceed the lesser of (x) eight (8) and (y) the product of 0.20 times the aggregate number of Eligible Loans at such time. The value determined by such firm shall take into account any credit deterioration or underperformance specifically related to such Loan. Any report provided to the Administrative Agent by an Approved Valuation Firm pursuant to this clause (b), which report is thereafter relied on to establish the Assigned Value of an Eligible Loan, shall be furnished to the Lenders by the Administrative Agent reasonably promptly after such Assigned Value is established. (c) For the avoidance of doubt, the Assigned Value of any Loan that is not an Eligible Loan shall be zero. -7- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(d) Notwithstanding the foregoing, if another portion of the credit facility of which any Loan is a part is financed by one or more additional credit facilities provided or agented by Ally Bank (or an Affiliate thereof) to an Affiliate of any Loan Party, the lowest applicable “Assigned Value” provided by Ally Bank under any such facility shall be the Assigned Value of such Loan hereunder, it being understood and agreed that a successful dispute of the “Assigned Value” under any such additional credit facility shall be deemed to be a successful dispute of the Assigned Value of such Loan hereunder and shall reduce the number of available disputes hereunder both with respect to such Loan and with respect to all Loans by one (1). “Assigned Value Notice”: A written notice (which may be in the form of an e-mail) delivered by the Administrative Agent to the BorrowerBorrowers and the Collateral Manager, specifying the value of a Loan determined in accordance with the terms of the definition of “Assigned Value” in this Section 1.1. “Assignment and Assumption”: An assignment and assumption agreement in the form of Exhibit K to this Agreement (appropriately completed) delivered in connection with an assignment by any Lender pursuant to Section 12.16. “Availability”: As of any Measurement Date, an amount equal to the least of (a) the Facility Amount; (b)(i) the product of (A) the Borrowing Base as of such date multiplied by (B) the Weighted Average Advance Rate, minus (ii) the amount of the Aggregate Unfunded Exposure Equity Amount that is not then on deposit in the Unfunded Exposure Account plus (iii) the Dollar Equivalent of the amount of Principal Collections on deposit in the Principal Collection Account as of such date; and (c)(i) the aggregate Adjusted Borrowing Value of all Eligible Loans as of such date minus, (ii) the Minimum Credit Enhancement Amount minus (iii) the amount of the Aggregate Unfunded Exposure Equity Amount that is not then on deposit in the Unfunded Exposure Account plus (iv) the Dollar Equivalent of the amount of Principal Collections on deposit in the Principal Collection Account as of such date. “Available Capital”: The sum of (i) Unrestricted Cash and cash equivalents of Willow Tree Corporation and the BorrowerBorrowers, (ii) any amounts available to be drawn under revolving lines of Willow Tree Corporation or the BorrowerBorrowers (including any undrawn Availability) and (iii) available capital commitments from subscribers or shareholders of Willow Tree Corporation to fund capital calls that have not been called and remain outstanding (net of any capital call or subscription line borrowings). “Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account which were due on or prior to the most recent Determination Date, and actually received by the date of the applicable Payment Date Report. “Available Tenor”: As of any date of determination and with respect to the then current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement, as of such date and not including, for the avoidance -8- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (d) of Section 12.18. “Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate”: On any date, a fluctuating per annum interest rate equal to the highest of (a) the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent), (b) the Federal Funds Rate plus 0.50% and (c) zero. “Benchmark”: Initially, at the option of the BorrowerBorrowers: (i) Daily Simple SOFR; or (ii) with respect to any Interest Period, the alternative set forth below that is selected by the BorrowerBorrowers with written notice to the Administrative Agent (with a copy to the Collateral Custodian) no less than three (3) U.S. Government Securities Business Days prior to such Interest Period: (a) Term SOFR for an Available Tenor of one-month’s duration; or (b) Term SOFR for an Available Tenor of three-month’s duration; provided that (x) if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to either (but not both) of Term SOFR or Daily Simple SOFR, then “Benchmark” shall mean the alternative set forth above for which the Benchmark Transition Event and the related Benchmark Replacement Date have not occurred, and (y) if a Benchmark Transition Event has occurred with respect to both Term SOFR and Daily Simple SOFR or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 12.18. The Benchmark for each Swingline Advance shall be Daily Simple SOFR. “Benchmark Replacement”: For any Available Tenor, with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been mutually selected by the Administrative Agent and the BorrowerBorrowers giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment”: With respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been mutually selected by the Administrative Agent and the BorrowerBorrowers for the applicable tenor giving due consideration to (a) any -9- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Accrual Period,” the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates, timing (but not frequency) of making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Benchmark Replacement Date”: The earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. -10- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public -11- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date”: In the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period”: The period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 12.18 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 12.18. Notwithstanding the foregoing, for so long as the “Benchmark” is determined by reference to Term SOFR or Daily Simple SOFR, no Benchmark Unavailability Period shall be deemed to have occurred until the Benchmark Replacement Date shall have occurred with respect to each such benchmark rate. “Beneficial Ownership Certification”: A certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230. “BHC Act Affiliate”: The meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Borrower”: The meaning specified in the Preamble. “Borrower Interest Collections”: With respect to the BorrowerBorrowers, as of any date, an amount equal to the Dollar Equivalent of the aggregate amount of interest and fees received in the Collection Accounts with respect to the Loans for the preceding four (4) consecutive Accrual Periods, provided, that with respect to any time period for which four (4) consecutive Accrual Periods of such amounts are not available, Borrower Interest Collections shall be determined based on annualizing such amounts as are available for the BorrowerBorrowers. “Borrower Interest Expense”: With respect to the BorrowerBorrowers, as of any date, an amount equal to the Dollar Equivalent of the amount of the aggregate amount payable (whether or not actually paid) in interest and Non-Usage Fees pursuant to Section 2.7 during the preceding four (4) consecutive Accrual Periods, provided, that with respect to any time period -12- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

for which four (4) consecutive Accrual Periods of such amounts are not available, Borrower Interest Expense shall be determined based on annualizing such amounts as are available for the BorrowerBorrowers. “Borrower Order”: A written order, request or direction (which may be a standing order, request or direction) dated and signed in the name of theany Borrower or by an Authorized Officer of theany Borrower, or by the Collateral Manager by an Authorized Officer thereof, on behalf of theany Borrower. “Borrower’sBorrowers’ Notice”: Any (a) Funding Notice or (b) Reinvestment Notice. “Borrowing Base”: As of any Measurement Date, an amount equal to the difference of (i) the aggregate Adjusted Borrowing Value of all Eligible Loans as of such date minus (ii) an amount equal to the Excess Concentration Amount as of such date; provided that any Loan which at any time is no longer an Eligible Loan shall not be included in the calculation of “Borrowing Base” until such time as the Borrower deliversBorrowers deliver the notice required pursuant to Section 5.1(o)(vi)(7) with respect thereto. “Borrowing Base Certificate”: A certificate setting forth the calculation of the Borrowing Base and the Availability as of each Measurement Date, in the form of Exhibit A-4, prepared by the Collateral Manager. “Borrowing Base Deficiency”: The amount by which, on any date of determination, (a) the Advances Outstanding exceed (b) Availability. “Breakage Costs”: With respect to any Lender and to the extent requested by such Lender in writing (which writing shall set forth in reasonable detail the basis for requesting any such amounts), any amount or amounts as shall compensate such Lender for any loss (excluding loss of anticipated profits), cost or expense actually incurred by such Lender as a result of the liquidation or re-employment of deposits or other funds required by the Lender if any payment by the BorrowerBorrowers of Advances Outstanding or Interest occurs on a date other than a Payment Date, provided, that the Breakage Costs in respect of any such payment by the BorrowerBorrowers on any Payment Date shall be deemed to be zero. All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be made in good faith (and not on an arbitrary or capricious basis) and such determination shall be conclusive absent demonstrable error. “Business Day”: Any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York. “California Borrower Sale Agreement”: The Sale and Contribution Agreement, dated as of the Second Amendment Effective Date, between Capital Fund SPV and the California Borrower, as amended, modified, waived, supplemented, restated or replaced from time to time. -13- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“Capital Fund Sale Agreement”: The Third Amended and Restated Sale and Contribution Agreement, dated as of the Second Amendment Effective Date, between the Transferor and Capital Fund SPV, as amended, modified, waived, supplemented, restated or replaced from time to time. “Capital Stock”: Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing. “Cash”: Cash or legal currency of the United States or an Approved Foreign Currency as at the time shall be legal tender for payment of all public and private debts in the applicable jurisdiction. “Certificated Security”: The meaning specified in Section 8-102(a)(4) of the UCC. “Change of Control”: The occurrence of any of the following events: (1) [reserved]; (2) the Investment Advisor or a Permitted Affiliate thereof ceases to be the investment advisor of the Collateral Manager; (3) Willow Tree Corporation ceases to own and control, of record and beneficially, directly or indirectly, 100.00% of the equity interests of theCapital Fund SPV free and clear of all Liens other than Permitted Liens and Liens approved in writing by the Administrative Agent and the Required Lenders in their sole discretion; (4) Capital Fund SPV ceases to own and control, of record and beneficially, directly, 100.00% of the equity interests of the California Borrower free and clear of all Liens other than Permitted Liens and Liens approved in writing by the Administrative Agent and the Required Lenders in their sole discretion; or (45) Collateral Manager or a Permitted Affiliate thereof ceases to be the collateral manager of the BorrowerBorrowers and, in each case, has not been replaced by any Person approved by the Required Lenders in their sole discretion. “Clearing Agency”: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. “Clearing Corporation”: The meaning specified in Section 8-102(a)(5) of the UCC. “Code”: The Internal Revenue Code of 1986, as amended from time to time. “Collateral”: The meaning specified in Section 8.1(a). “Collateral Account”: Collectively, each Securities Account (or set of Securities Accounts) and its related Deposit Account (or set of Deposit Accounts) created and maintained on the books and records of the Securities Intermediary (or any other party acceptable to the Administrative Agent in its sole discretion) entitled “Collateral Account” in the name of theany Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties. -14- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“Collateral Administration Agreement”: Collectively, (a) the Collateral Administration Agreement, dated as of the Onshore Effective Date, among the Onshore BorrowerCapital Fund SPV, the Onshore Collateral Manager and State Street Bank and Trust Company, as the collateral administrator, and (b) the Collateral Administration Agreement, dated as of the Offshore Effective Date, among the Offshore Borrower, the Offshore Collateral Manager and State Street Bank and Trust Company, as the collateral administrator, as either of the same may be amended, modified, waived, supplemented or restated from time to time. “Collateral Administrator”: State Street Bank and Trust Company, not in its individual capacity, but solely as Collateral Administrator. “Collateral Custodian”: State Street Bank and Trust Company, not in its individual capacity, but solely as Collateral Custodian, its successor in interest pursuant to Section 7.3 or such Person as shall have been appointed Collateral Custodian pursuant to Section 7.5. “Collateral Custodian Fee”: The fees, expenses and indemnities set forth as such in the Collateral Custodian Fee Letter and as provided for in this Agreement or any other Transaction Document. Notwithstanding any other provision of this Agreement or the Collateral Custodian Fee Letter, the Collateral Custodian and the Collateral Administrator agree that the aggregate amount of expenses and indemnity payments included in the Collateral Custodian Fee payable pursuant to Sections 2.7(a)(2), 2.7(b)(1) and 2.8(2) shall be not greater than $87,500 during any rolling 12-month period. “Collateral Custodian Fee Letter”: The fee letter dated as of the Onshore Effective Date, among the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, the BorrowerCapital Fund SPV and the Collateral Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Collateral Custodian Termination Notice”: The meaning specified in Section 7.5. “Collateral Manager”: Initially, Willow Tree Corporation, as collateral manager, acting solely pursuant to the terms of this Agreement or any other Person becoming Collateral Manager pursuant to the terms of this Agreement. “Collateral Manager Governing Documents”: Each of (a) the Articles of Amendment and Restatement of Willow Tree Corporation as in effect on the date hereof, as the same may be amended, restated, modified or supplemented from time to time, and (b) the Bylaws of Willow Tree Corporation as in effect on the date hereof, as the same may be amended, restated, modified or supplemented from time to time. “Collateral Manager Termination Event”: The occurrence of any one of the following: (a) any failure by the Collateral Manager to make any payment, transfer or deposit into the Collection Account as required by this Agreement, which failure -15- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

continues unremedied for a period of three (3) Business Days after the Collateral Manager receives written notice or has actual knowledge of such failure; (b) any failure on the part of the Collateral Manager duly to observe or perform in any material respect any material covenants or agreements of the Collateral Manager set forth in any Transaction Document to which the Collateral Manager is a party (including any material delegation of the Collateral Manager’s duties in contravention of the terms hereof) and the same continues unremedied, to the extent capable of being cured, for a period of ten (10) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure shall have been given to the Collateral Manager and (ii) the date on which the Collateral Manager acquires knowledge thereof; (c) the failure of the Collateral Manager to make any payment when due (after giving effect to any related grace period) with respect to any recourse debt or other obligations for borrowed money, which debt or other obligations are in excess of the Threshold in the aggregate, and such amounts remain unpaid for five (5) Business Days after the occurrence of such failure to pay, unless such failure is waived pursuant to the related agreement, or the occurrence of any event or condition that has resulted in the acceleration of such recourse debt or other obligations for borrowed money, whether or not waived; (d) an Insolvency Event shall occur with respect to the Collateral Manager; (e) the occurrence of an Event of Default; provided, for the avoidance of doubt, that no “Collateral Manager Termination Event” shall be deemed to have occurred under this clause (e) with respect to any Event of Default which has been duly waived by the Administrative Agent and the Required Lenders pursuant to Section 12.1; (f) the occurrence of any Change of Control; (g) any failure by the Collateral Manager to deliver any Required Reports hereunder on or before the date occurring two (2) Business Days (or, except with respect to any Payment Date Report, such later date as agreed to by the Administrative Agent in its sole discretion) after the date such report is required to be made or given, as the case may be, under the terms of this Agreement; (h) any representation, warranty or certification made by the Collateral Manager in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which has a Material Adverse Effect and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Collateral Manager and (ii) the date on which the Collateral Manager acquires knowledge thereof; -16- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(i) the rendering against the Collateral Manager of one or more final judgments, decrees or orders for the payment of money in excess of the Threshold in aggregate (in each case net of amounts covered by insurance for which the related insurer has not denied coverage), and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than thirty (30) consecutive days without a stay of execution; (j) the Collateral Manager Governing Documents shall fail to be in full force and effect or shall have been amended in a manner that materially and adversely effects the interests of the Administrative Agent and the Lenders, as determined in the reasonable judgement of the Collateral Manager, without the prior written consent of the Administrative Agent; (k) any Transaction Document shall (except in accordance with its terms) terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Collateral Manager, or the Collateral Manager shall contest any Transaction Document or associated lien in any manner, or any lien under the Transaction Documents shall cease to be a first priority perfected security interest of the Administrative Agent (except in accordance with its terms or solely and directly as a result of any act or omission of the Administrative Agent, the Replacement Collateral Manager or the Collateral Custodian and subject to Permitted Liens); (l) the Collateral Manager shall become required to register as an “investment company” within the meaning of the 1940 Act and is not so registered; it being acknowledged that the Willow Tree Corporation will elect to be regulated as a “business development company” for purposes of the Investment Company Act; (m) [reserved]; (n) [reserved]; (o) a failure of the Investment Advisor, together with Willow Tree Credit Partners LP, to collectively maintain at least $1,000,000,000 of assets under management (measured on the last day of any fiscal quarter of the Investment Advisor and measured, for the purposes of this Agreement, to include all assets of the Collateral Manager and the BorrowerBorrowers (including all direct and indirect equity commitments to the Collateral Manager) and all assets of any other Person or any separately managed account (including all direct and indirect equity commitments to such Person or account) for which the Investment Advisor or Willow Tree Credit Partners LP acts as the investment advisor or manager); or (p) any of the following events occur with respect to the Collateral Manager: (i) a finding by any court or governmental body of competent jurisdiction in a final, non-appealable judgment, or an admission by the Collateral Manager in a settlement of any lawsuit, that it has committed fraud, willful -17- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

misconduct, or a material violation of applicable securities laws, in each case which has a material adverse effect on the business of the Collateral Manager or the ability of the Collateral Manager to perform its duties under the Transaction Documents to which it is a party; or (ii) a conviction of, or plea of guilty or nolo contendere by a director or any senior officer of the Collateral Manager in respect of a felony in connection with any activity of any Loan Party or any of its Subsidiaries or Affiliates, and such director or senior officer is not terminated by Collateral Manager within five (5) Business Days of the date of such conviction. “Collateral Manager Termination Notice”: The meaning specified in Section 6.11. “Collection Account”: Collectively, the General Collection Account, the Interest Collection Account and the Principal Collection Account. “Collections”: (a) All cash collections and other cash proceeds of any Loan, including, without limitation or duplication, any Proceeds, any Interest Collections, Principal Collections, amendment fees, late fees, prepayment fees, waiver fees, settlement payments, re-financing amounts, rent, like-kind payments, recoveries, guaranty payments or other amounts received in respect thereof, and cash proceeds or other funds received by thea Borrower or the Collateral Manager with respect to any Underlying Assets (including from any guarantors) (but excluding, in each case, (i) any Excluded Amounts and (ii) any amounts received by thea Borrower from an Obligor following the sale of the related Loan by thesuch Borrower pursuant to Section 2.14 which thesuch Borrower is required to pay to the purchaser of such Loan) and (b) interest earnings on Permitted Investments or otherwise in any Account; provided that, for the avoidance of doubt, “Collections” shall not include (x) amounts on deposit in the Unfunded Exposure Account which do not represent proceeds of Permitted Investments, (y) amounts deposited by the Collateral Manager in the Operating Account and (z) the proceeds of Loan Advances deposited in the Operating Account (unless otherwise designated as Principal Collections in accordance with Section 2.6(i)). “Commitment”: With respect to each Lender, the commitment of such Lender to make Loan Advances in accordance herewith in an aggregate amount not to exceed (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the Dollar amount set forth opposite such Lender’s name on Annex B hereto or the amount set forth as such Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Lender, as applicable, as such amounts may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement, and (b) on or after the earliest to occur of the Revolving Period End Date, the Termination Date or the termination of the Commitment of such Lender, zero. “Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject. -18- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“Corporate Trust Office”: The applicable designated corporate trust office of the Collateral Custodian and the Collateral Administrator specified on Annex A hereto or such other address within the United States as the Collateral Custodian and the Collateral Administrator may designate from time to time by notice to the Administrative Agent. “Cov-Lite Loan”: A Loan that (i) does not require the applicable Obligor to maintain compliance with at least one Financial Covenant during each reporting period applicable to such Loan and (ii) is not cross-defaulted to other debt or other obligations of the Obligor that is pari passu or senior to such Loan that requires the applicable Obligor to maintain compliance with at least one Financial Covenant during each reporting period; provided that a Financial Covenant that is not tested or in effect under the underlying loan agreement for a specified period of time after the loan is originated (but, in any event, no more than two (2) full fiscal quarters after the loan is originated), shall be treated as if compliance were required during each reporting period for the purposes of this definition. “Covenant Compliance Period”: The period beginning on the Effective Date and ending on the date on which the Commitments have been terminated and the Obligations have been paid in full. “Covered Party”: Any Secured Party that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Credit Quality Deterioration Event”: (a) With respect to any Loan that is not a Recurring Revenue Loan, (i) the Obligor Interest Coverage Ratio for any period of determination with respect to such Eligible Loan (a) declines to eighty percent (80.00%) of the applicable Original Obligor Interest Coverage Ratio, and (b) is less than 1.50 to 1.00, (ii) with respect to any First Lien Loan or First Lien Last Out Loan, the Obligor Net Senior Leverage Ratio for any period of determination (x) increases by 0.75 times as compared to the applicable Original Obligor Net Senior Leverage Ratio, and (y) is greater than 4.00 to 1.00 or (iii) with respect to any Second Lien Loan, the Obligor Net Total Leverage Ratio for any period of determination (x) increases by 0.75 times as compared to the applicable Original Obligor Net Total Leverage Ratio, and (y) is greater than 4.00 to 1.00; and (b) with respect to any Recurring Revenue Loan, (i) the Obligor Interest Coverage Ratio (RRL) for any period of determination with respect to such Recurring Revenue Loan declines to eighty-five percent (85.00%) of the applicable Original Obligor Interest Coverage Ratio (RRL), or (ii) the Debt-to-Recurring Revenue Ratio for any test period with respect to such Recurring Revenue Loan on any date reported under the Underlying Instrument increases by more than fifteen percent (15.0%) from the Debt-to-Recurring Revenue Ratio as of the date such Loan (i) was first included as part -19- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

of the Collateral or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative Agent pursuant to clause (a)(iii) of the definition of Assigned Value after the occurrence of a Value Adjustment Event, as set forth in the applicable Assigned Value Notice with respect to such Loan. “Currency”: Dollars or an Approved Foreign Currency. “Custody Facilities”: The designated custody office of the Collateral Custodian, which on the Effective Date is listed on Annex A or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent, the BorrowerBorrowers and the Collateral Manager. “Daily Simple SOFR”: For any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, the “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website and (b) the Floor. If by 5:00 pm on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, the SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then the SOFR for such SOFR Determination Day will be the SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the BorrowerBorrowers. “Debt-to-Recurring Revenue Ratio”: With respect to any Recurring Revenue Loan for any Relevant Test Period, either (a) the meaning of “Debt-to-Recurring Revenue Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Debt-to-Recurring Revenue Ratio” or comparable definition, “total indebtedness” (as defined in the Underlying Instruments or comparable definition thereof, including such Eligible Loan) of the applicable Obligor divided by Recurring Revenue, as calculated by the Collateral Manager using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the related Underlying Instruments; provided that, in the event such information necessary to calculate the Debt-to-Recurring Revenue Ratio is unavailable, the Debt-to-Recurring Revenue Ratio shall be a ratio calculated by the Collateral Manager in a commercially reasonable manner. “Default”: Any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default. -20- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“Default Right”: The meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulted Loan”: Any Loan with respect to which any of the following events have occurred and is continuing with respect to such Loan or the related Obligor (as applicable): (a) a default in respect of any payment of principal, interest or commitment or non-use fees under such Loan (after giving effect to all applicable cure periods, but in no event longer than five (5) Business Days); (b) the occurrence of an Insolvency Event with respect to the related Obligor (except in the case obligations with respect to a DIP Loan); (c) any determination by the Collateral Manager or the Administrative Agent (in its commercially reasonable discretion) that such Loan is on non-accrual, is written off or is charged off, in each case, in accordance with the Servicing Standard of the Collateral Manager; (d) a default under such Loan (other than a default described in clause (a) above), together with the election by any agent or requisite number of lenders (including the BorrowerBorrowers) required to take any such action to (i) accelerate the Loan or (ii) commence to enforce any of their other rights or remedies pursuant to the applicable Underlying Instruments; (e) any portion of such Loan has been waived or forgiven; or (f) events described in clause (a), (d) or (e) of the definition of “Material Modification” unless otherwise consented to in writing by the Administrative Agent in its sole discretion. “Defaulting Lender”: Any Lender that (i) has failed to fund (x) any portion of the Advances required to be funded by it hereunder or (y) a refinancing of Swingline Advances, in either case, within two (2) Business Days of the date required to be funded by it hereunder, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified the BorrowerBorrowers, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit, or (iv) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. “Delayed Draw Loan”: A Loan that (i) requires one or more future advances to be made to the Obligor, (ii) specifies a maximum amount that can be borrowed on one or more fixed borrowing dates and (iii) does not permit the re-borrowing of any amount previously repaid by the related Obligor; provided that such loan shall only be considered a Delayed Draw Loan for so long as any future funding obligations remain in effect and only with respect to any portion which constitutes a future funding obligation. “Deposit Account”: The meaning specified in Section 9-102 of the UCC. “Determination Date”: The last calendar day of each March, June, September and December, with the first Determination Date occurring on December 31, 2024. -21- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“DIP Loan”: Any Loan (i) with respect to which the related Obligor is a debtor-in-possession as defined under the Bankruptcy Code, (ii) which has the priority allowed pursuant to Section 364 of the Bankruptcy Code and (iii) the terms of which have been approved by a court of competent jurisdiction (the enforceability of which is not subject to any pending contested matter or proceeding). “Discretionary Sale”: The meaning specified in Section 2.14(c). “Dispute Right Assigned Value”: With respect to a Loan, the Assigned Value determined by an Approved Valuation Firm pursuant to clause (b) of the definition of Assigned Value. “Disqualified Person”: Those Persons identified on Schedule VI, as such Schedule may be amended by the BorrowerBorrowers from time to time with the approval of the Required Lenders in their sole discretion. “Dollar Equivalent”: On any date of determination, with respect to an amount denominated in an Approved Foreign Currency, the amount of Dollars that would be required to purchase such amount of such Approved Foreign Currency based upon the spot selling rate at which an Approved Foreign Currency may be exchanged for Dollars on the FXC GO screen of the Bloomberg Financial Markets System at approximately 4:00 p.m. on such determinate date or, otherwise, at the end of the immediately preceding Business Day. The Administrative Agent and the Collateral Custodian shall not have any responsibility for any calculation of a Dollar Equivalent amount made by the Collateral Manager. For avoidance of doubt, the Collateral Custodian shall not have any responsibility to calculate any Dollar Equivalent amount pursuant to this Agreement. “Dollars”: Means, and the conventional “$” signifies, the lawful currency of the United States. “EBITDA”: With respect to the last four (4) fiscal quarters with respect to the related Loan: (1) the meaning of “EBITDA”, “Adjusted EBITDA” or any comparable definition in the Underlying Instruments for each such Loan; and (2) in any case that “EBITDA”, “Adjusted EBITDA” or such comparable definition is not defined in such Underlying Instruments, an amount, for the Obligor on such Loan and any parent that is obligated pursuant to the Underlying Instruments for such Loan (and including the below amounts for such four (4) fiscal quarters period for any Person acquired by or merged with such Obligor) (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus (to the extent deducted in determining earnings from continuing operations for such period) (a) interest expense, (b) income taxes, (c) depreciation and amortization, (d) EBITDA related to the periods prior to an add-on acquisition or add-on acquisition under letter of intent for such Obligor, (e) other -22- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

non-cash charges and organization costs, (f) extraordinary losses in accordance with GAAP, (g) one-time, non-recurring or non-cash charges consistent with the applicable compliance statements and financial reporting packages provided by such Obligor, (h) change in deferred revenue, and (i) any other item the applicable Borrower and the Administrative Agent mutually deem to be appropriate; provided that, the aggregate amount to be added back to the earnings of an Obligor (A) pursuant to clauses (2)(d) through 2(i) of this definition or (B) pursuant to adjustments to “reported EBITDA” or other term meaning non-adjusted EBITDA in the case of clause (1) for any period of calculation for any Obligor shall not exceed the EBITDA Add-Back Cap applicable to such Obligor; provided further that, at the request of the applicable Borrower, the Administrative Agent may, in its reasonable discretion, approve add-backs to an Obligor’s net income in excess of the EBITDA Add-Back Cap applicable to such Obligor; provided further that the EBITDA Add-Back Cap shall not apply for Recurring Revenue Loans; provided further that with respect to any Obligor for which twelve months of economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available. “EBITDA Add-Back Cap”: With respect to any calculation of EBITDA for any Loan, other than a Recurring Revenue Loan, for which the Obligor on such Loan does not have EBITDA equal to or greater than $50,000,000 and a Specified Rating, a percentage for the Obligor on such Loan, computed without giving effect to any add-backs in clauses 2(d) through 2(i) (or adjustments to “reported EBITDA” or other term meaning non-adjusted EBITDA in the case of clause (1)) of the definition of “EBITDA” herein, equal to thirty-five percent (35.0%) of non-adjusted EBITDA. “Effective Date”: November 8, 2024. “Eligible Loan”: Each Loan (i) for which the Administrative Agent has received the items set forth in Section 3.2(a) or 3.2(b), as applicable; and (ii) that satisfies each of the following eligibility requirements (unless, notwithstanding any limitation or requirement contained in Section 12.1, the Administrative Agent agrees to waive any such eligibility requirement with respect to such Loan in its sole discretion): (a) such Loan is a First Lien Loan, First Lien Last Out Loan, Second Lien Loan or Recurring Revenue Loan; (b) such Loan and the Underlying Instruments related thereto, are eligible to be sold, assigned or transferred to thea Borrower, the rights to service, administer and enforce the rights and remedies in respect of such Loan under the applicable Underlying Instruments inure to the benefit of the holder of such Loan or its designee (subject to the rights of any applicable agent), and neither the sale, transfer or assignment of such Loan to thesuch Borrower, nor the granting of a security interest hereunder to the Administrative Agent, violates, conflicts with or contravenes any Applicable Law or any contractual or other restriction, limitation or encumbrance; -23- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(c) such Loan is payable in Dollars or an Approved Foreign Currency and does not permit the currency in which such Loan is payable to be changed; provided that no Loan that is payable in an Approved Foreign Currency shall satisfy the requirement set forth in this clause (c) until (x) the Securities Intermediary shall have established a General Collection Account, a Principal Collection Account, an Interest Collection Account and an Unfunded Exposure Account, in each case, for the purposes of maintaining funds in the applicable Approved Foreign Currency, (y) each such Account is subject to thean Account Control Agreement and (z) the Administrative Agent is otherwise reasonably satisfied that each of the representations applicable to Accounts set forth in Section 4.1(m) is true and correct with respect each such Account; (d) the Obligor with respect to such Loan is an Eligible Obligor; (e) such Loan (A) is not an Equity Security or a component of an Equity Security and (B) does not provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral; (f) as of the date such Loan is first included as part of the Collateral, such Loan is not subject to an offer of exchange, redemption, conversion or tender by its Obligor, or by any other Person, for cash, equity securities or any other type of consideration (other than a notice of prepayment in accordance with the terms of the Underlying Instruments); (g) the Underlying Instruments with respect to such Loan provide that no part of the proceeds of such Loan or any other extension of credit made thereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock; (h) such Loan, and any payment made with respect to such Loan, is not subject to any withholding Tax unless (i) the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding Tax on an after-Tax basis, or (ii) the amount of any such withholding Tax has been disclosed in writing to the Administrative Agent; (i) as of the date such Loan is first included as part of the Collateral, such Loan is not a Defaulted Loan; (j) such Loan is not a non-cash paying PIK Loan or Partial PIK Loan (other than, in either case, a Permitted Partial PIK Loan); (k) such Loan is not a construction loan or a project finance loan; (l) such Loan does not constitute a bond, Structured Finance Obligation, Zero Coupon Obligation, Finance Lease or chattel paper; -24- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(m) as of the date any such Loan that is a Cov-Lite Loan is first included as part of the Collateral, the applicable Obligor (x) has EBITDA greater than or equal to $50,000,000 and (y) has a Specified Rating (provided that, that certain Loan owned by the BorrowerCapital Fund SPV on the Effective Date with respect to which Peter C. Foy & Associates Insurance Services, LLC is the Obligor shall not fail to qualify as an Eligible Loan solely as a result of the failure of such Loan to meet the requirement set forth in clause (y) above); (n) such Loan provides for a fixed amount of principal payable on scheduled payment dates and/or at maturity and does not by its terms provide for earlier amortization or prepayment, in each case, at a price less than par; (o) such Loan is not a Participation Interest; (p) such Loan has a remaining term to stated maturity that does not exceed seven (7) years; (q) [reserved]; (r) the repayment of such Loan is not subject to any material non-credit related risk, (for example, a payment on a Loan of which is expressly contingent upon the occurrence or nonoccurrence of a catastrophe) as determined by the Collateral Manager in its reasonable discretion; (s) is not an obligation (other than a Revolving Loan or a Delayed Draw Loan) pursuant to which any future advance or funding to the Obligor may be required to be made by thea Borrower; (t) the acquisition of such Loan will not cause thea Borrower or the pool of Collateral to be required to register as an investment company under the 1940 Act; (u) the primary Underlying Asset for such Loan is not real property; (v) such Loan is in the form of and is treated by the related Obligor as indebtedness of such Obligor for U.S. federal income tax purposes and is not a United States real property interest as defined in Section 897 of the Code; (w) such Loan requires (i) current payments of interest in Cash no less frequently than semi-annually and (ii) requires payment of outstanding principal in cash in full at the maturity of such Loan; (x) such Loan is not a letter of credit (provided this does not exclude Revolving Loans that include a letter of credit sub facility so long as theno Borrower is not thean issuer of letters of credit thereunder); (y) such Loan is Registered; -25- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(z) [reserved]; (aa) if such Loan is a First Lien Loan, the applicable Obligor meets the Obligor Net Senior Leverage Ratio requirement to be a Tier 1 Obligor, Tier 2 Obligor or Tier 3 Obligor, as applicable; (bb) if such Loan is a First Lien Last Out Loan or a Second Lien Loan, the applicable Obligor meets the Obligor Net Total Leverage Ratio requirement to be a Tier 1 Obligor, Tier 2 Obligor or Tier 3 Obligor, as applicable; (cc) at the time of acquisition, if such Loan is a First Lien Last Out Loan or a Second Lien Loan, the applicable Obligor has EBITDA greater than or equal to $10,000,000; (dd) at the time of acquisition, if such Loan is a First Lien Loan, the applicable Obligor has EBITDA greater than or equal to $5,000,000; (ee) with respect to any Loan (other than a Recurring Revenue Loan), the applicable Obligor has EBITDA greater than or equal to $0; (ff) at the time of acquisition, if such Loan is a Recurring Revenue Loan, the applicable Obligor has Debt-to-Recurring Revenue Ratio of less than 2.50 to 1.00; (gg) at the time of acquisition, such Loan, and any payment made with respect to such Loan, has not been more than thirty (30) days past due with respect to any payment of interest or principal of such Loan within the preceding twelve (12) months; (hh) if such Loan is a Delayed Draw Loan, its Underlying Instruments do not permit the applicable Obligor to use the proceeds thereof to pay fees (other than upfront fees, draw fees or other similar fees payable under the Underlying Instruments of such Delayed Draw Loan and fees associated with any acquisition permitted to be financed by such Delayed Draw Loan) or make interest or principal payments on any Indebtedness for borrowed money of such Obligor; (ii) if such Loan is a Recurring Revenue Loan, at the time of acquisition, the applicable Obligor has sufficient liquidity to fund operations for the next twenty-four (24) months based on the projections provided by the Obligor; (jj) such Loan and any Underlying Instruments (or, with respect to subclause (ii) of this clause (jj), the acquisition thereof) (i) comply in all material respects with all Applicable Laws and (ii) will not cause any Secured Party (in its commercially reasonable judgment and as evidenced by a written notice from such Secured Party) to fail to comply with any request or directive from any Governmental Authority having jurisdiction over such Secured Party, provided that this subclause (ii) shall be deemed to be satisfied unless a Secured Party delivers notice to the BorrowerBorrowers and the -26- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Collateral Manager of such failure prior to the date such Loan is first included as part of the Collateral; (kk) such Loan is eligible under its Underlying Instruments (giving effect to the provisions of Sections 9-406 and 9-408 of the UCC) to be sold to the applicable Borrower and to have a security interest therein granted to the Administrative Agent, as agent for the Secured Parties; (ll) such Loan, together with the Underlying Instruments related thereto, (i) contains provisions substantially to the effect that such Loan and such Underlying Instruments constitute the legal, valid and binding obligation of the related Obligor and each guarantor thereof, enforceable against such Obligor and each such guarantor in accordance with their terms, subject to customary bankruptcy, insolvency and equity limitations, (ii) to the knowledge of the BorrowerBorrowers upon reasonable inquiry, is not subject to any (A) litigation or dispute that the Collateral Manager reasonably believes would have a material adverse effect on the value of the Loan or (B) offset, right of rescission, counterclaim or defense to payment and (iii) contains provisions substantially to the effect that the Obligor’s and each guarantor’s payment obligations thereunder are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against the Transferor, theany Borrower or any assignee of theany Borrower; (mm) such Loan was originated and underwritten, or purchased and re-underwritten, by the Transferor, thea Borrower or any of its Affiliates in accordance with the Servicing Standard; (nn) the applicable Borrower has good and marketable title to, and is the sole owner of, such Loan, and thesuch Borrower has granted to the Administrative Agent a valid and perfected first priority security interest in the Loan and Underlying Instruments, for the benefit of the Secured Parties, subject to Permitted Liens; (oo) other than those related solely to environmental matters, all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the making, acquisition or transfer of such Loan have been duly obtained, effected or given and are in full force and effect; (pp) in connection with environmental matters, all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the making, acquisition or transfer of such Loan have been duly obtained, effected or given and are in full force and effect, except where the failure to have such obtained, effected or given could not reasonably be expected to have a Material Adverse Effect; (qq) such Loan is a Noteless Loan; -27- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(rr) the Underlying Instruments for such Loan do not contain a confidentiality provision that would prohibit the Administrative Agent or any Secured Party from exercising any of their respective rights hereunder or obtaining all necessary information with regard to such Loan, so long as the Administrative Agent or such Secured Party, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments (ss) all information (and excluding any general economic data, industry information, any projections and forward-looking information) provided in writing by theany Borrower or the Collateral Manager with respect to the Loan is true, correct and complete in all material respects as of the date provided, provided that (i) neither the BorrowerBorrowers nor the Collateral Manager shall be responsible for, nor have any liability with respect to, any factual information furnished to it by any third party not affiliated with it, and (ii) any failure of such information to be true, correct and complete in all material respects will not in and of itself prevent the Loan from being an Eligible Loan (provided that such Loan meets all other requirements of an Eligible Loan), in each case, except to the extent that a Responsible Officer of such Person has actual knowledge that such factual information is inaccurate in any material respect; (tt) [reserved]; (uu) such Loan or any related Underlying Instrument has not been found to be illegal or unenforceable by the decision of a court of law or a Governmental Authority in a proceeding brought by the related Obligor, any other party obligated with respect to such Loan, or any Governmental Authority; (vv) as of the date such Loan is first included as part of the Collateral, to the best of the Borrower’sBorrowers’ knowledge, there are no proceedings pending or threatened in writing wherein the Obligor of such Loan, any other obligated party or any governmental agency has alleged that such Loan or the Underlying Instrument which creates such Loan is illegal or unenforceable; (ww) if such Loan is acquired by thea Borrower from the Transferor, the Transferor has caused its master computer records to be clearly and unambiguously marked to indicate that such Loan has been sold to thesuch Borrower; (xx) no selection procedure adverse to the interests of the Secured Parties was utilized by the Transferor, the Collateral Manager or theany Borrower in the selection of such Loan for inclusion in the Collateral; (yy) if more than one (1) Loan has been made to the Obligor, then each such Loan is (i) cross-collateralized and cross-defaulted, (ii) owned by the Borrowerone or more Borrowers and pledged as Collateral hereunder or (iii) subject to an intercreditor or similar agreement in form and substance satisfactory to the Collateral Manager in its reasonable discretion to the extent that the Collateral Manager determines in good faith -28- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

and in a commercially reasonable manner that an intercreditor agreement is necessary or desirable; (zz) as of the date such Loan is first included as part of the Collateral, the value of the Underlying Assets securing the Loan (or the enterprise value of the underlying business as determined in good faith and in a commercially reasonable manner by the Collateral Manager) at the time such Loan was purchased, equals or exceeds the outstanding principal balance of such Loan plus the aggregate outstanding balances of all other loans of equal seniority secured by the same Underlying Assets; (aaa) the Underlying Instruments with respect to such Loan contain a requirement that the applicable underlying Obligor deliver (i) quarterly financial statements after the end of each of the first three fiscal quarters of each fiscal year of the Obligor (commencing with the first quarterly reporting period required under the applicable Underlying Instruments, which shall be no later than the second full quarterly period after the initial closing of such Loan), and (ii) audited annual financial statements after the end of each fiscal year of the Obligor; (bbb) as of the date such Loan is first included in the Borrowing Base, the Administrative Agent has received, via a Platform, (1) the applicable Borrower’s internally approved credit/underwriting presentation (unless such credit/underwriting presentation was not prepared or received by thesuch Borrower in connection with the acquisition or origination of such Loan), (2) a copy of the duly executed loan agreement, credit agreement, indenture or other principal agreement pursuant to which the Loan has been issued or created with respect to such Loan, (3) a copy of each duly executed transfer document or instrument relating to such Loan evidencing the assignment of such Loan to thesuch Borrower (unless thesuch Borrower directly originated such Loan), (4) the most recent year’s audited financial statements with respect to the applicable Obligor (or if audited financial statements are not available, (i) the most recent year’s quality of earnings report with respect to such Obligor, or (ii) the pro forma financial statements with respect to such Obligor, if such Obligor is a newly formed Person) and (5) the most recent covenant compliance certificate, if any, required to be provided to thesuch Borrower with respect to such Loan; and (ccc) the Administrative Agent has received or will receive, via a Platform, within thirty (30) days (or such longer period as agreed by the Administrative Agent in its sole discretion) of the date such Loan is first included in the Borrowing Base, all Required Loan Documents and the Loan File with respect to such Loan. “Eligible Obligor”: On any date of determination, any Obligor (or guarantor, as applicable) that: (a) is a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction of organization; (b) is not a Governmental Authority; -29- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(c) is not an Affiliate of any Loan Party; (d) is organized and incorporated and domiciled in the United States or any state thereof or an Approved Foreign Country; (e) other than with respect to any DIP Loan, (i) as of the date such Loan is first included as part of the Collateral, is not the subject of and, to the best of the Borrower’sBorrowers’ knowledge is not threatened with any proceeding which would result in, an Insolvency Event with respect to such Obligor and (ii) as of the date on which such Loan becomes part of the Collateral, to the Borrower’sBorrowers’ knowledge, such Obligor has not experienced a material adverse change in its condition, financial or otherwise since its most recently provided audited financials or quality of earnings report, as applicable; (f) does not derive any portion of its business from payday lending, pawn shops, adult entertainment, internet gambling companies, marijuana related businesses, automobile title loans, tax refund anticipation loans, credit repair services, debt relief or debt settlement services, drug paraphernalia, fireworks distributors, tax evasion, assault weapons or firearms manufacturing, businesses engaged in predatory lending practices, strip mining, online dating or dating applications unless prior written approval by the Administrative Agent in its sole discretion has been obtained; and (g) is not (i) a Sanctioned Person, (ii) a Person that resides or has a place of business in a country or territory subject to Sanctions or which is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, (iii) a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision, (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns; or (v) a Subsidiary of any Person meeting any of the criteria set forth in clauses (i) through (iv) above. “Eligible Repurchase Obligations”: Repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) of the definition of Permitted Investments. “Equity Cure Notice”: A written notice and certification from the BorrowerBorrowers to the Administrative Agent which satisfies each of the following conditions: (a) such notice and certification is delivered to the Administrative Agent not later than three (3) Business Days after the earlier of (x) the date on which theany Borrower, -30- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the Collateral Manager, or any officer thereof acquires actual knowledge of, or (y) the date on which ~~the~~any Borrower receives notice from the Administrative Agent of, in either case, (i) the occurrence of a Borrowing Base Deficiency or (ii) a failure of the requirement set forth in Section 5.2(n); and

(b) such notice and certification certifies that (i) the Transferor has made a capital call on its investors in an aggregate amount sufficient to cure such event and the proceeds of such capital call will be contributed to ~~the~~a Borrower or (ii) the Transferor has made other arrangements acceptable to the Administrative Agent in its sole discretion to cure such event within the timeframe for such cure required hereunder (together with evidence satisfactory to the Administrative Agent (in its sole discretion)).

"Equity Security": (i) Any equity security or any other security that is not eligible for purchase by ~~the~~any Borrower as a Loan, and (ii) any security purchased as part of a "unit" with a Loan and that itself is not eligible for purchase by ~~the~~any Borrower as a Loan.

"ERISA": The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated or issued thereunder.

"ERISA Affiliate": (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the ~~Borrower~~Borrowers, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the ~~Borrower~~Borrowers, or (c) for purposes of Section 302 of ERISA and Section 412 of the Code, a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the ~~Borrower.~~Borrowers:

"Erroneous Payment": The meaning assigned to it in Section 11.10(a).

"Erroneous Payment Subrogation Rights": The meaning assigned to it in Section 11.10(e).

"Event of Default": The meaning specified in Section 9.1.

"Excepted Persons": The meaning specified in Section 12.13(a).

"Excess Concentration Amount": As of any date of determination (and after giving effect to all Eligible Loans to be purchased or sold by the ~~Borrower~~Borrowers on such date), the Dollar Equivalent of the sum of the following amounts (without duplication):

(a) with respect to each Eligible Loan that is a (w) Recurring Revenue Loan, (x) First Lien Last Out Loan, (y) Second Lien Loan, or (z) First Lien Loan with respect to which the applicable Obligor has EBITDA of less than $10,000,000, the excess, if any, of (I) the Adjusted Borrowing Value of such Eligible Loan, *minus* (II) the Adjusted Borrowing Value of the Eligible Loan (other than an Eligible Loan that is of the type referred to in clauses (w), (x), (y) or (z) above) in the Collateral with the third highest Adjusted Borrowing Value;

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(b) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of the three (3) Obligors with the largest Obligor Exposure included in the Collateral minus (ii) the greater of (A) $38,500,00044,250,000 and (B) 10.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (c) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of the Obligors with the fourth (4th) and fifth (5th) largest Obligor Exposure included in the Collateral minus (ii) the greater of (A) $28,750,00033,250,000 and (B) 7.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (d) except with respect to the Loans described in clauses (b) and (c) above, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of all Eligible Loans of any single Obligor and its Affiliates minus (ii) the greater of (A) $19,250,00022,000,000 and (B) 5.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (e) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans with Obligors in any single S&P Industry Classification minus (ii) (A) with respect to the S&P Industry Classification representing the highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1) $96,250,000110,500,000 and (2) 25.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (B) with respect to the S&P Industry Classifications representing the second highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1) $77,000,00088,500,000 and (2) 20.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (C) with respect to the S&P Industry Classifications representing the third highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1) $67,250,00077,500,000 and (2) 17.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; and (D) with respect to the S&P Industry Classifications other than those covered in clauses (A), (B) and (C) hereof, the greater of (1) $57,750,00066,250,000 and (2) 15.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (f) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Second Lien Loans minus (ii) the greater of (A) $28,750,00033,250,000 and (B) 7.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (g) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are DIP Loans minus (ii) the greater of (A) $19,250,00022,000,000 and (B) 5.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; -32- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(h) the excess, if any, of (i) the aggregate “commitments” of those Eligible Loans that are Revolving Loans or the unfunded portion of Delayed Draw Loans minus (ii) the greater of (A) $38,500,00044,250,000 and (B) 10.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (i) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans which pay interest in Cash less frequently than quarterly, minus (ii) the greater of (A) $19,250,00022,000,000 and (B) 5.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (j) the excess, if any of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans with underlying Obligors with EBITDA less than $10,000,000 minus (ii) the greater of (A) $96,250,000110,500,000 and (B) 25.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (k) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are First Lien Last Out Loans minus (ii) the greater of (A) $57,750,00066,250,000 and (B) 15.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (l) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Fixed Rate Loans minus (ii) the greater of (A) $38,500,00044,250,000 and (B) 10.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (m) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that have remaining maturities greater than six (6) years minus (ii) the greater of (A) $57,750,00066,250,000 and (B) 15.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral (n) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Cov-Lite Loans minus (ii) the greater of (A) $67,250,00077,500,000 and (B) 17.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (o) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are payable in Approved Foreign Currency minus (ii) the greater of (A) $57,750,00066,250,000 and (B) 15.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (p) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Loans to Obligors domiciled in an Approved Foreign Country minus (ii) the greater of (A) $57,750,00066,250,000 and (B) 15.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; -33- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(q) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Recurring Revenue Loans minus (ii) the greater of (A) $19,250,00022,000,000 and (B) 5.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; and (r) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are First Lien Last Out Loans, Second Lien Loans, Recurring Revenue Loans, DIP Loans or have underlying Obligors with EBITDA less than $10,000,000 minus (ii) the greater of (A) $134,500,000154,750,000 and (B) 35.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans included in the Collateral; provided that, (x) during the Revolving Period, in connection with any increase or decrease in the Facility Amount, each of the Dollar amounts in the foregoing clauses (b) through (r) shall automatically (and without any further amendment) be increased or decreased, as applicable, in proportion to the amount of such increase or decrease in the Facility Amount (such increased or decreased amounts to be rounded up to the nearest multiple of $250,000), and (y) on and after the Revolving Period End Date, notwithstanding any change in the Facility Amount following such date, the Dollar amounts in the foregoing clauses (b) through (r), as adjusted pursuant to clause (x), shall remain unchanged from such amounts as in effect on the Revolving Period End Date. “Exchange Act”: The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Amounts”: Any amount received in the Collection Account with respect to any Loan included as part of the Collateral, which amount (a) (x) was not originally paid using Collections (except from amounts released to the BorrowerBorrowers pursuant to Section 2.7(a)(16), 2.7(b)(6) or 2.8(13)) and (y) is attributable to (i) the reimbursement by the related Obligor of payment by the BorrowerBorrowers or the Transferor of any Tax, fee or other charge imposed by any Governmental Authority on such Loan or on any Underlying Assets, (ii) the reimbursement by the related Obligor of payment by the BorrowerBorrowers or the Transferor of other out-of-pocket expenses and (iii) any payments or reimbursements related to indemnification obligations, or (b) is attributable to (i) any escrows relating to Taxes, insurance and other amounts in connection with Loans which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments, (ii) any amount deposited into the Collection Account in error, and (iii) any interest accruing on a Loan prior to the related settlement date of the acquisition thereof (except to the extent the applicable Sale Agreement or the applicable Third Party Sale Agreement, as applicable, provides for the applicable Borrower’s retention of such interest), provided, (x) except with respect to the amounts described in clauses (b) of this definition, that such amounts shall be Excluded Amounts only to the extent that such amounts are in excess of the principal and interest then due in respect of such Loan, and (y) except with respect to the amounts described in clauses (b)(ii) and (iii) of this definition, were required to be paid by the related Obligor pursuant to a specific provision of the Underlying Instruments with respect to such Loan. -34- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“Excluded Taxes”: Any of the following Taxes imposed on or with respect to a Secured Party or required to be withheld or deducted from a payment to a Secured Party, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Secured Party being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance pursuant to a law in effect on the date on which (x) such Lender acquires such interest in an Advance (other than pursuant to an assignment request by the BorrowerBorrowers under Section 2.17) or (y) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Secured Party’s failure to comply with Section 2.13(g) and (d) any Taxes imposed under FATCA. “Exposure Amount Shortfall”: The meaning specified in Section 2.2(f). “Facility Amount”: As of any date, an amount equal to the lesser of (a) $500,000,000575,000,000 and (b) the aggregate principal amount of the Commitments provided by the Administrative Agent and the Lenders as of such date; provided that the Facility Amount may be increased pursuant to Section 2.18; provided that, the Facility Amount may not be increased without the written consent of the BorrowerBorrowers, the Administrative Agent and each Lender increasing its Commitment; and provided, further, that on or after the earlier to occur of the Revolving Period End Date or the Termination Date, the Facility Amount shall mean the Advances Outstanding. “FATCA”: Sections 1471 through 1474 of the Code, as in effect on the Effective Date (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof (including any Revenue Rulings, Revenue Procedure, Notice or similar guidance issued by the IRS thereunder as a precondition to relief or exemption from Taxes under such provisions) and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any law, regulation or official interpretation implementing such an intergovernmental agreement). “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any period, the greater of (a) 0.00% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for -35- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by it. “Fee Letter”: Individually and collectively, (i) that certain SecondThird Amended and Restated Fee Letter, dated as of the FirstSecond Amendment Effective Date, between the Administrative Agent and the BorrowerCapital Fund SPV and (ii) each additional Fee Letter executed between any Lender and theany Borrower, in each case, as amended, modified, waived, supplemented, restated or replaced from time to time. “Finance Lease”: Any transaction in which the obligations of a lessee to pay rent or other amounts under a lease are on a triple net basis and are required to be classified and accounted for as a capital lease on the balance sheet of such lessee under GAAP. A Finance Lease shall not include obligations structured to comply with foreign law or religious restrictions, including, but not limited to, Islamic Shari’ah. “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financial Covenant”: With respect to any Person, any covenant (or other provision having similar effect) requiring that such Person maintain at specified times (a) a maximum total leverage, maximum senior leverage, maximum first lien leverage, minimum fixed charge coverage, minimum debt service coverage, minimum recurring revenue, maximum recurring revenue multiple or minimum EBITDA, or (b) another customary financial covenant approved by the Administrative Agent in its reasonable discretion. “Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling equity or preferred equity investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “First Amendment Effective Date”: February 21, 2025. “First Lien Last Out Loan”: A Loan (other than a Recurring Revenue Loan) that would otherwise be a First Lien Loan except that at any time prior to and/or after an event of default under the related Underlying Instruments of the related Obligor, any portion of such Loan will be repaid pari passu with or after one or more loans (or class of loans) issued by the same Obligor (but which loan(s) or class of loans are not a Permitted Pari Passu Revolving Loan, Permitted Priority Revolving Loan or Permitted Working Capital Facility) have been paid in full in accordance with a specific waterfall of payments or other priority of payments; provided that the Administrative Agent may, in its sole discretion, designate an Eligible Loan that would otherwise constitute a First Lien Last Out Loan as a First Lien Loan. “First Lien Loan”: A Loan (other than a Recurring Revenue Loan) (i) that is secured by a valid first priority perfected security interest or lien in, to or on substantially all of the assets of the Obligor under such Loan in all appropriate jurisdictions, subject to purchase money Liens, customary Liens for taxes or regulatory charges not then due and payable or with -36- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

respect to which reserves have been provided on the books of the applicable Obligor, Liens accorded priority by law in favor of the United States or any State or agency, and other permitted Liens under the related Underlying Instruments that are reasonable and customary for similar loans (including Liens securing indebtedness subordinated to such First Lien Loan), (ii) for which the Collateral Manager determines in good faith that the enterprise value of the related Obligor or the value of the collateral securing the Loan (each as determined by the Collateral Manager in accordance with a methodology acceptable to the Administrative Agent) on the date such Loan is first included as part of the Collateral or on the date that any Value Adjustment Event occurs equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral, (iii) that provides that the payment obligation of the Obligor on such Loan is senior to, and is not (and is not expressly permitted by its terms to become) subordinate in right of payment to, any other obligation for borrowed money of such Obligor, and (iv) that is not secured solely or primarily by the Capital Stock of its Obligor or any of such Obligor’s Affiliates; provided, that notwithstanding the requirements set forth above, a Loan shall not be precluded from constituting a First Lien Loan solely because the related Obligor also has (w) a Permitted DDTL, (x) a Permitted Pari Passu Revolving Loan, a Permitted Priority Revolving Loan or a Permitted Working Capital Facility or (y) any other revolving lending facility permitted by the Required Lenders in their sole discretion. For the avoidance of doubt, a First Lien Last Out Loan shall not constitute a First Lien Loan unless the Administrative Agent, in its sole discretion, designates such Eligible Loan that would otherwise constitute a First Lien Last Out Loan as a First Lien Loan. “Fitch”: Fitch, Inc. or any successor thereto. “Fixed Rate Loan”: Any Loan that bears a fixed rate of interest. “Floor”: A rate of interest equal to 0.0%. “Foreign Lender”: A Lender that is not a U.S. Person. “Funding Date”: In the case of any Loan Advance or Swingline Advance, the proposed Business Day on which a Loan Advance or Swingline Advance is to be made after the receipt by the Administrative Agent, the Collateral Custodian and Lenders of a Funding Notice, subject to the required notice provisions of and together with the other required deliveries in accordance with Section 2.2. “Funding Notice”: A notice in the form of Exhibit A-1 requesting an Advance, including the items required by Section 2.2. “GAAP”: Generally accepted accounting principles as in effect from time to time in the United States. “General Collection Account”: Collectively, each account or set of accounts so designated and comprised of a Securities Account (or set of Securities Accounts) and related Deposit Account (or set of Deposit Accounts) created and maintained on the books and records of the Securities Intermediary (or any other party acceptable to the Administrative Agent in its -37- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

sole discretion) entitled “General Collection Account” in the name of thea Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties. “General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC. “Governing Documents”: (a) With respect to any corporation or company, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction) or the memorandum and articles of association, (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank). “Guarantee Obligation”: As to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The terms “Guarantee” and “Guaranteed” used as a verb shall have a correlative meaning. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such -38- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the ~~Borrower~~Borrowers in good faith.

"Highest Required Investment Category": (i) With respect to ratings assigned by Moody's, "Aa2" or "P-1" for one (1) month instruments, "Aa2" and "P-1" for three (3) month instruments, "Aa3" and "P-1" for six (6) month instruments and "Aa2" and "P-1" for instruments with a term in excess of six (6) months, (ii) with respect to rating assigned by S&P, "A-1" for short-term instruments and "A" for long-term instruments, and (iii) with respect to rating assigned by Fitch (if such investment is rated by Fitch), "F-1+" for short-term instruments and "AAA" for long-term instruments.

"Impacted Affiliate": With respect to any Loan Party, any Affiliate of such Loan Party which actively manages, administers or advises (a) ~~the~~any Borrower, (b) the Transferor in connection with the transfer of any Loan to ~~the~~any Borrower, or (c) the Collateral Manager in connection with the Collateral Manager performing its duties hereunder and under any other Transaction Document.

"Increased Commitment": The meaning specified in Section 2.18.

"Increased Costs": Any amounts required to be paid by the ~~Borrower~~Borrowers to the Administrative Agent or any Lender pursuant to Section 2.12.

"Indebtedness": With respect to any Person at any date without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of Property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person, (d) all liabilities secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all indebtedness of such Person under any swap, hedge or other similar transaction and (f) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (e) above. The amount of any Indebtedness under clause (d) shall be equal to the lesser of (A) the stated amount of the relevant obligations and (B) the fair market value of the Property subject to the relevant Lien. The amount of any Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. For the avoidance of doubt, the obligation of ~~the~~a Borrower to fund advances in respect of Revolving Loans and Delayed Draw Loans shall not constitute "Indebtedness" of ~~the~~such Borrower.

"Indemnified Amounts": The meaning specified in Section 10.1(a).

"Indemnified Parties": The meaning specified in Section 10.1(a).

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“Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the BorrowerBorrowers under any Advance and (b) to the extent not otherwise described in clause (a) above, Other Taxes. “Independent Manager”: The meaning specified in Section 4.1(t)(xxvi). “Indorsement”: The meaning specified in Section 8-102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning. “Insolvency Event”: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction over such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, restructuring officer, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree, order or appointment shall remain unstayed and in effect for a period of sixty (60) consecutive days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (c) the consent by such Person to the appointment of or taking possession by a receiver, restructuring officer, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or (d) the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing. “Insolvency Laws”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally. “Insolvency Proceeding”: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event. “Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC. “Insurance Policy”: With respect to any Loan, an insurance certificate evidencing insurance covering liability and physical damages to, or loss of, the related Underlying Assets. “Interest”: For each (x) Interest Period, with respect to any Advance bearing interest at Term SOFR and (y) Accrual Period, with respect to any other Advance, the sum of the amounts determined (with respect to each day during such Interest Period or Accrual Period, as applicable) in accordance with the following formula: -40- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

IR x P x 1 D where: IR = the Interest Rate applicable on such day; P = the Advances Outstanding on such day; and D = 360 days (or, to the extent the Interest Rate is calculated using the Base Rate, 365 or 366 days, as applicable). provided that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason. “Interest Collection Account”: Collectively, each account or set of accounts so designated and comprised of a Securities Account (or set of Securities Accounts) and related Deposit Account (or set of Deposit Accounts) created and maintained on the books and records of the Securities Intermediary (or any other party acceptable to the Administrative Agent in its sole discretion) entitled “Interest Collection Account” in the name of thea Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties. “Interest Collections”: All payments of interest and fees on or received in respect of Loans and Permitted Investments, including (a) any payments of accrued interest received on the sale of Loans or Permitted Investments, (b) all payments of principal (including principal prepayments) on Permitted Investments purchased with the proceeds described in this definition and (c) origination, agency, structuring, management or other up-front fees, unused line, termination, make whole, prepayment and other fees in respect of the Loans; provided that Interest Collections shall not include (x) Sale Proceeds representing accrued interest that are applied toward payment for accrued interest on the purchase of a Loan (including in connection with a Substitution) and (y) interest received in respect of a Loan (including in connection with any sale thereof), which interest was purchased with Principal Collections. “Interest Period”: Each period commencing on a Business Day selected by BorrowerBorrowers pursuant to this Agreement and ending one (1) or three (3) months thereafter (in each case, subject to the availability thereof), as selected by Borrower’sBorrowers’ irrevocable notice to the Administrative Agent (with a copy to the Collateral Custodian), as set forth in Section 2.10(e); provided that the foregoing provision relating to Interest Periods is subject to the following: (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result -41- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (b) with respect to Advances, any Interest Period that would otherwise extend beyond the Revolving Period End Date shall end on the Revolving Period End Date; (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), shall end on the last Business Day of the calendar month at the end of such Interest Period; (d) Borrowerthe Borrowers shall select Interest Periods so as not to require a payment or prepayment of any Advance during an Interest Period for such Advance; and (e) no tenor that has been removed from this definition pursuant to Section 12.18(d) shall be available for specification in any Funding Notice or Notice of Continuation. “Interest Rate”: (a) The Benchmark plus (b) the Applicable Spread. Accrued and unpaid interest on Advances shall be payable on each Payment Date. “Intra-Quarter Permitted RIC Distribution”: The meaning specified in Section 5.2(e)(iv). “Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans and the acquisition of Equity Securities otherwise permitted by the terms hereof which are related to such Loans. “Investment Advisor”: Willow Tree Capital Corp Advisors LLC, a Delaware limited liability company, in its capacity as the investment advisor of Willow Tree Corporation. “Investment Property”: The meaning specified in Section 9-102(a)(49) of the UCC. “IRS”: The United States Internal Revenue Service. “Joinder Supplement”: An agreement among the BorrowerBorrowers (if applicable), a Lender and the Administrative Agent in the form of Exhibit H to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the Effective Date. “Lender”: The meaning specified in the Preamble, including collectively, each financial institution (i) listed on Annex B as having Commitments or (ii) which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement and/or an Assignment and Assumption, as applicable, to the Administrative Agent and the BorrowerBorrowers (and for purposes of Section 2.12 and Section 2.13 of this Agreement any successor, assignee or participant). For the avoidance of doubt, the Swingline Lender shall -42- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

constitute a “Lender” with respect to the repayment of Swingline Advances for all purposes hereunder. “Lien”: Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person. “Loan”: Any commercial loan or note which is originated or acquired by the Transferor or any of its Affiliates or which thea Borrower acquires from a third party in the ordinary course of its business. “Loan Advance”: The meaning specified in Section 2.2(a). “Loan File”: With respect to each Loan, a file containing (a) each of the Required Loan Documents with respect to such Loan and (b) duly executed originals or copies (including electronic copies) of any other relevant documents relating to such Loans and the Underlying Assets pertaining thereto. “Loan List”: That certain list of Loans attached hereto as Schedule II, as such Schedule shall be deemed to be updated from time to time by reference to the list of Loans set forth on the most recently delivered Borrowing Base Certificate. “Loan Modification”: Any amendment, restatement, supplement, waiver or other modification to any Underlying Instrument with respect to any Loan. “Loan Modification Delivery Date”: With respect to any Loan Modification required to be delivered to the Administrative Agent pursuant to Section 5.1(t)(iii) or Section 6.8(d), the earlier of (x) thirty (30) days following the effective date of such Loan Modification and (y) the Reporting Date following the calendar month in which such Loan Modification was given effect. “Loan Parties”: The BorrowerBorrowers, the Transferor and the Collateral Manager. “Loan Register”: The meaning specified in Section 5.3(k). “Margin Stock”: “Margin Stock” as defined under Regulation U. “Material Adverse Effect”: With respect to any event or circumstance, a material adverse effect on (a) the business, assets, financial condition, operations, performance or properties of the BorrowerBorrowers, collectively, or the Collateral Manager, both individually or taken as a whole, (b) the validity, enforceability or collectability of this Agreement or any other Transaction Document or the validity, enforceability or collectability of the Loans generally or any material portion of the Loans, (c) the rights and remedies of the Administrative Agent, the Lenders and the Secured Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) the ability of each of the BorrowerBorrowers, collectively, or the Collateral Manager to perform its obligations under any Transaction Document to which it is a party, or (e) the status, existence, perfection, priority or enforceability -43- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

of the Administrative Agent’s or the other Secured Parties’ lien on any material portion of the Collateral. “Material Modification”: Any Loan Modification (it being agreed and understood that a release document or similar instrument executed or delivered in connection with a disposition that is otherwise permitted under the Underlying Instrument shall not constitute an amendment or waiver of, or modification or supplement to such Underlying Instrument) executed or effected on or after the date on which thea Borrower acquired such Loan that: (a) reduces or waives any or all of the principal amount of such Loan; (b) waives, extends or postpones the final maturity date or any other due date for payment of outstanding amounts of such Loan (other than opportunistic extensions of maturity that in the Administrative Agent’s sole discretion are not resulting from deteriorating credit quality of the Obligor) or otherwise grants relief from any applicable borrowing base requirement under the applicable Underlying Instruments (excluding any change to the borrowing base not resulting from deteriorating credit quality of the Obligor); provided that such waiver, extension or postponement shall not be a Material Modification if (1) such waiver, extension or postponement was not undertaken for the purpose of avoiding, delaying, or waiving the occurrence or continuance of, a payment default with respect to such Loan or (2) such waiver, extension or postponement is for less than five (5) days; (c) waives one or more interest payments, reduces the amount of interest due, or permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan (other than (i) any deferral or capitalization already expressly permitted by the terms of the Underlying Instruments or pursuant to the application of a pricing grid, in each case, as of the date such Loan was acquired by thesuch Borrower or (ii) in connection with opportunistic extensions of maturity or repricings that in the Administrative Agent’s sole discretion are not resulting from deteriorating credit quality of the Obligor); provided that, the waiver of (or election not to impose) default interest shall not in and of itself constitute a Material Modification if made concurrently with the waiver of the event of default giving rise to the imposition of such default interest under the related Underlying Instruments; (d) contractually or structurally subordinates such Loan by operation of a priority of payments, turnover provisions or the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than Liens permitted under the related Underlying Instruments, as in effect on the date such Loan was first included as part of the Collateral) on any of the Underlying Assets securing such Loan; (e) substitutes, alters or releases (other than as expressly permitted by such Underlying Instruments as of the date such Loan was acquired by thesuch Borrower) the Underlying Assets securing such Loan, and each such substitution, alteration or release, as determined in the reasonable discretion of the Administrative Agent, materially and adversely affects the value of such Loan; -44- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(f) amends, waives, forbears, supplements or otherwise modifies in any way the definition of “Net Senior Leverage Ratio”, “Net Total Leverage Ratio”, “Cash Interest Coverage Ratio” “Debt-to-Recurring Revenue Ratio”, “Recurring Revenue” or “EBITDA” (or any respective comparable definitions in its Underlying Instruments) or the definition of any component thereof, or any covenant related thereto, in a manner that, in the sole discretion of the Administrative Agent, is materially adverse to the Administrative Agent or any Lender; (g) amends, waives, forbears, supplements or otherwise modifies in any way the definition of “permitted lien” or “indebtedness” (or any similar term) or the definition of any component thereof in a manner that the Administrative Agent determines in its reasonable discretion is materially adverse to the Administrative Agent or any Lender; or (h) waives, extends or postpones the delivery date for any Obligor Financial Statements beyond the deadlines set forth in clause (f) of the definition of “Value Adjustment Event”. “Measurement Date”: Each of (i) the Effective Date; (ii) the date of any Borrower’sBorrowers’ Notice; (iii) the date on or prior to each Reinvestment, Discretionary Sale or Substitution pursuant to Section 2.14 and Section 3.2, as applicable; (iv) each Reporting Date (provided that in each case that the Reporting Date is the applicable Measurement Date, the calculations reported as of such date shall be made as of the last day of the immediately preceding calendar month); and (ix) each other date requested by the Administrative Agent with at least three (3) Business Day advance notice to the BorrowerBorrowers. “Minimum Credit Enhancement Amount”: As of any date, an amount equal to the sum of the Adjusted Borrowing Values of all Eligible Loans owing by the five (5) Obligors which have the greatest Obligor Exposure. “Moody’s”: Moody’s Investors Service, Inc., and any successor thereto. “Multiemployer Plan”: A “multiemployer plan” as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the preceding six (6) years contributed to by theany Borrower or any ERISA Affiliate on behalf of its employees. “Net Purchased Loan Balance”: As of any date of determination, an amount equal to (a) the aggregate Outstanding Balance of all Loans acquired by the BorrowerBorrowers prior to such date minus (b) the aggregate Outstanding Balance of all Loans (other than Warranty Loans and Zero Value Assets) received by the Transferor or an Affiliate thereof prior to such date in connection with any Substitution or Discretionary Sale. “Non-Usage Fee”: The meaning specified in the Pricing Side Letter. “Note”: The meaning specified in Section 2.1(a). -45- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

"Noteless Loan": A Loan with respect to which the Underlying Instruments do not require the Obligor to execute and deliver, and the Obligor has not executed and delivered to the applicable Borrower, a promissory note evidencing any indebtedness created under such Loan.

"Notice of Continuation": Each notice required to be delivered by the ~~Borrower~~Borrowers (or the Collateral Manager, acting on the ~~Borrower's~~Borrowers' behalf) in respect of any continuation of any Advance bearing interest at Term SOFR, in the form of Exhibit A-8 or such other form approved by the Administrative Agent in its sole discretion.

"Notice of Exclusive Control": The meaning specified in the Account Control ~~Agreement~~Agreements.

"Obligations": The unpaid principal amount of, and interest (including interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the ~~Borrower~~Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Advances and all other obligations and liabilities of the ~~Borrower~~Borrowers to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with any Transaction Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees and disbursements of counsel to the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary or to the Lenders that are required to be paid by the ~~Borrower~~Borrowers pursuant to the terms of the Transaction Documents), Erroneous Payment Subrogation Rights or otherwise.

"Obligor": With respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof (excluding any guarantors who are not, and whose assets are not, principally relied on by the applicable Borrower). For purposes of determining whether any Loan is made to an Eligible Obligor, all Loans included as part of the Collateral or to be transferred to the Collateral, the Obligor of which is an Affiliate of another Obligor, shall be aggregated with all Loans of such Affiliate Obligor; for example, if Corporation A is an Affiliate of Corporation B, and the sum of the Adjusted Borrowing Values of all of Corporation A's Loans included as part of the Collateral constitutes 10.00% of the aggregate Adjusted Borrowing Value for all Loans and the sum of the Adjusted Borrowing Value of all of Corporation B's Loans included as part of the Collateral constitutes 10.00% of the aggregate Adjusted Borrowing Value of all Loans, the Obligor concentration for Corporation A and Corporation B would each be 20.00%.

"Obligor Exposure": With respect to any Obligor, the aggregate Adjusted Borrowing Value of all Loans owned by the ~~Borrower~~Borrowers in respect of which such Obligor is the related Obligor.

"Obligor Financial Statements": The meaning specified in clause (f) of the definition of "Value Adjustment Event".

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[Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement
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“Obligor Interest Coverage Ratio”: With respect to any Loan for any Relevant Test Period, the ratio of (i) the Dollar Equivalent of EBITDA to (ii) the Dollar Equivalent of Obligor Interest Expense of such Obligor as of the Relevant Test Period, as calculated by the Collateral Manager (on behalf of the BorrowerBorrowers) in good faith; provided that in calculating “Interest Coverage Ratio” above, EBITDA of the applicable Obligor shall in any event be deemed to be no greater than EBITDA of such Obligor as computed in accordance with the definition of “EBITDA” hereunder; provided, further, that, for the purposes of calculating Obligor Interest Coverage Ratio for any Obligor in any Relevant Test Period in which such Obligor issued or originated Indebtedness, the Obligor Interest Expense resulting from such Indebtedness shall be annualized based on the period from the date on which such Indebtedness was originated or issued to the last day of such Relevant Test Period. “Obligor Interest Coverage Ratio (RRL)”: With respect to any Recurring Revenue Loan for any Relevant Test Period, the ratio of (i) the Dollar Equivalent of Recurring Revenue to (ii) the Dollar Equivalent of Obligor Interest Expense of such Obligor as of the Relevant Test Period, as calculated by the BorrowerBorrowers and Collateral Manager (on behalf of the BorrowerBorrowers) in good faith; provided, that, for the purposes of calculating Obligor Interest Coverage Ratio (RRL) for any Obligor in any Relevant Test Period in which such Obligor issued or originated Indebtedness, the Obligor Interest Expense resulting from such Indebtedness shall be annualized based on the period from the date on which such Indebtedness was originated or issued to the last day of such Relevant Test Period. “Obligor Interest Expense”: With respect to any Obligor for any period, the amount of “interest expense” determined by the Collateral Manager (on behalf of the BorrowerBorrowers) in good faith for such period. “Obligor Net Senior Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Net Senior Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Net Senior Leverage Ratio” or comparable definition, the ratio of (i) the Dollar Equivalent of the “senior indebtedness” (as defined in the Underlying Instruments or comparable definition thereof, including such Loan) of the applicable Obligor as of the date of determination, excluding any junior indebtedness and any unsecured indebtedness of such Obligor or non-recourse indebtedness of such Obligor secured solely by the real property and related improvements and fixtures of such Obligor as of such date, minus the Unrestricted Cash of such Obligor as of such date to (ii) the Dollar Equivalent of EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the BorrowerBorrowers and Collateral Manager in good faith; provided that in calculating “Net Senior Leverage Ratio” under either of clause (a) or clause (b) above, EBITDA of the applicable Obligor shall in any event be deemed to be no greater than EBITDA of such Obligor as computed in accordance with the definition of “EBITDA” hereunder. “Obligor Net Total Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Net Total Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to -47- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

which the related Underlying Instruments do not include a definition of “Net Total Leverage Ratio” or comparable definition, the ratio of (i) the Dollar Equivalent of the “total indebtedness” (as defined in the Underlying Instruments or comparable definition thereof, including such Loan) of the applicable Obligor as of the date of determination, minus the Dollar Equivalent of Unrestricted Cash of such Obligor as of such date to (ii) the Dollar Equivalent of EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the BorrowerBorrowers and Collateral Manager in good faith; provided that in calculating “Net Total Leverage Ratio” under either of clause (a) or clause (b) above, EBITDA of the applicable Obligor shall in any event be deemed to be no greater than EBITDA of such Obligor as computed in accordance with the definition of “EBITDA” hereunder. “OFAC”: the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Offshore Borrower”: The meaning specified in the recitals to this Agreement. “Offshore Collateral Manager”: The meaning specified in the recitals to this Agreement. “Offshore Effective Date”: The meaning specified in the recitals to this Agreement. “Offshore Lenders”: The meaning specified in the recitals to this Agreement. “Offshore Loan Agreement”: The meaning specified in the recitals to this Agreement. “Officer’s Certificate”: A certificate signed by a Responsible Officer of the Person providing the applicable certification, as the case may be. “Onshore Collateral Manager”: The meaning specified in the recitals to this Agreement. “Onshore Effective Date”: The meaning specified in the recitals to this Agreement. “Onshore Lenders”: The meaning specified in the recitals to this Agreement. “Onshore Loan Agreement”: The meaning specified in the recitals to this Agreement. “Operating Account”: A Securities Account and related Deposit Account created and maintained on the books and records of the Securities Intermediary (or any other party acceptable to the Administrative Agent in its sole discretion) entitled “Operating Account” in the name of thea Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties. -48- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“Opinion of Counsel”: A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its reasonable discretion; provided that Milbank LLP shall be an acceptable counsel for purposes of delivering any Opinion of Counsel hereunder. “Original Obligor Interest Coverage Ratio”: With respect to any Loan, the Obligor Interest Coverage Ratio for such Loan on the date such Loan (i) was first included as part of the Collateral or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” after the occurrence of a Value Adjustment Event, as set forth in the applicable Assigned Value Notice with respect to such Loan. “Original Obligor Interest Coverage Ratio (RRL)”: With respect to any Loan, the Obligor Interest Coverage Ratio (RRL) for such Loan on the date such Loan (i) was first included as part of the Collateral or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” after the occurrence of a Value Adjustment Event, as set forth in the applicable Assigned Value Notice with respect to such Loan. “Original Obligor Net Senior Leverage Ratio”: With respect to any Loan, the Obligor Net Senior Leverage Ratio for such Loan on the date such Loan (i) was first included as part of the Collateral or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” after the occurrence of a Value Adjustment Event, as set forth in the applicable Assigned Value Notice with respect to such Loan. “Original Obligor Net Total Leverage Ratio”: With respect to any Loan, the Obligor Net Total Leverage Ratio for such Loan on the date such Loan (i) was first included as part of the Collateral or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative Agent pursuant to clause (a)(iii) of the definition of Assigned Value after the occurrence of a Value Adjustment Event, as set forth in the applicable Assigned Value Notice with respect to such Loan. “Other Connection Taxes”: With respect to any Secured Party, Taxes imposed as a result of a present or former connection between such Secured Party and the jurisdiction imposing such Tax (other than connections arising from such Secured Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Advance, Commitment or Transaction Document). “Other Taxes”: All present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Advance, except any such Taxes that are Other -49- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17(b)). “Outstanding Balance”: With respect to any Loan as of any date of determination, the Dollar Equivalent of the outstanding principal balance of any advances or funded loans made by the applicable Borrower to the related Obligor pursuant to the related Underlying Instruments as of such date of determination (exclusive of any interest and PIK Interest). “Partial PIK Loan”: Any Loan that requires the Obligor to pay only a portion of the accrued and unpaid interest in Cash on a current basis, the remainder of which is or can be deferred and paid at a later date. For the avoidance of doubt, Permitted Partial PIK Loans shall constitute “Partial PIK Loans” hereunder. “Participant Register”: The meaning specified in Section 12.16(b). “Participation Interest”: A participation interest in a loan or other obligation that would, at the time of acquisition by thea Borrower or thesuch Borrower’s commitment to acquire the same, constitute a Loan. “Payment Date”: (x) The twentieth (20th) day of each January, April, July and October, or, if such day is not a Business Day, the next succeeding Business Day and (y) the Termination Date. “Payment Date Report”: A certificate setting forth, among other things, a calculation of Availability, the aggregate outstanding principal balance of the Advances, the Aggregate Unfunded Exposure Amount, the Borrowing Base, the application of payments to be made on the next Payment Date pursuant to Section 2.7 or 2.8 hereof (as applicable), the currency calculations set forth in Section 5.1(q), a calculation of the financial covenants set forth in Section 5.2(n) hereof, in the form of Exhibit A-6, prepared by the Collateral Manager and certifications regarding Available Capital. “Payment Duties”: The meaning specified in Section 7.2(b)(iii). “Payment Recipient”: The meaning specified in Section 11.10(a). “Pension Plan”: The meaning specified in Section 4.1(w). “Periodic Term SOFR Determination Day”: The meaning specified in the definition of “Term SOFR”. “Permitted Affiliate”: An Affiliate of the Collateral Manager or Investment Advisor, as applicable, that (i) executes and delivers documentation containing representations and agreements to the same substantial effect as those made by the Collateral Manager or Investment Advisor, as applicable, under the Transaction Documents and the Investment Management Agreement, (ii) has demonstrated an ability to professionally and competently perform duties similar to those imposed upon the Collateral Manager or Investment Advisor, as applicable, under the Transaction Documents and the Investment Management Agreement, (iii) -50- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

is legally qualified and has the capacity to assume the duties and obligations of the Collateral Manager or Investment Advisor, as applicable, under the Transaction Documents and the Investment Management Agreement, and (iv) immediately after the appointment of such party to assume the duties of the Collateral Manager or Investment Advisor, as applicable, under the Transaction Documents and the Investment Management Agreement, employs or utilizes such principal personnel that are necessary to perform the duties required under the Transaction Documents and the Investment Management Agreement, in each case, as reasonably determined the Administrative Agent. “Permitted DDTL”: With respect to any First Lien Loan, any delayed draw term loan (i) that is secured by a pari passu lien on the assets securing such First Lien Loan, (ii) for which the payment priority is pari passu with such First Lien Loan, and (iii) is a tranche of the same facility as such First Lien Loan. “Permitted Investments”: Negotiable instruments or securities or other investments that (i) except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (ii) as of any date of determination, mature by their terms on or prior to the Business Day preceding the next Payment Date unless such Permitted Investments are issued by the Securities Intermediary in its capacity as a banking institution, in which event such Permitted Investments may mature on such Payment Date, (iii) are in the form of and are treated as indebtedness of the related Obligor for U.S. federal income tax purposes and are not a United States real property interest as defined in Section 897 of the Code, (iv) are not subject to any withholding tax unless the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis, and (v) evidence: (a) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States); (b) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the applicable Borrower’s investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency; (c) commercial paper, or other short term obligations, having, at the time of the applicable Borrower’s investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by each Rating Agency; -51- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(d) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody’s and S&P of “P-1” and “A-1”, respectively, and if rated by Fitch, from Fitch of “F-1+”; (e) notes that are payable on demand or bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above; (f) investments in taxable money market funds or other regulated investment companies having, at the time of the applicable Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from at least two Rating Agencies and from each Rating Agency that rates such investments; (g) time deposits (having maturities of not more than ninety (90) days) by an entity the commercial paper of which has, at the time of the applicable Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency; or (h) Eligible Repurchase Obligations with a rating acceptable to the Rating Agencies, which in the case of S&P and Moody’s, shall be “A-1” and in the case of Fitch shall be “F-1+”. The Securities Intermediary or the Administrative Agent may, pursuant to the direction of the Collateral Manager or the Administrative Agent, as applicable, purchase or sell to itself or an Affiliate, as principal or agent, the Permitted Investments described above. Permitted Investments may include those investments in which the Securities Intermediary or any of its affiliates provides services and receives reasonable compensation. “Permitted Liens”: Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person, (b) Liens imposed by law, such as materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith, (c) with respect to any Underlying Assets, Liens permitted under the related Underlying Instruments, (d) as to agented Loans, Liens in favor of the agent on behalf of all of the lenders with respect to such Loan, (e) Liens granted pursuant to or by the Transaction Documents, (f) Liens in favor of the Collateral Custodian or the Securities Intermediary and permitted under the Account Control AgreementAgreements or other documentation governing any Account (to the extent such documentation is (x) of a type and in substance required by the Securities Intermediary (or any other Person who maintains such Account in accordance with the terms of this Agreement) in the ordinary course of its maintenance of similar accounts and (y) disclosed to the Administrative Agent), and (g) Liens of broker-dealers and clearing corporations incurred in the ordinary course of business, but excluding Liens created in connection with the purchase of securities on margin -52- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

or securities lending transactions and (h) one or more judgment Liens securing judgments and other proceedings not constituting an Event of Default under Section 9.1(k) or a Collateral Manager Termination Event under clause (i) of the definition thereof; provided that, (i) with respect to Liens granted by or imposed upon thea Borrower or the Collateral, only the Liens described in clause (a), (b), (d), (e), (f), (g) and (h) shall be “Permitted Liens” and (ii) with respect to Liens granted by or imposed upon the Capital Stock of thea Borrower, only the Liens described in clause clauses (a), (b), (e) and (h) shall be “Permitted Liens”. “Permitted Pari Passu Revolving Loan”: Any revolving lending facility associated with a First Lien Loan or a First Lien Last Out Loan that is incurred by the same Obligor (i) that is secured by a pari passu lien on the assets securing such First Lien Loan or such First Lien Last Out Loan, and (ii) for which the payment priority is pari passu with such First Lien Loan or such First Lien Last Out Loan at all times prior to and/or after an event of default under the related Underlying Instruments of the related Obligor. “Permitted Partial PIK Loan”: Any Partial PIK Loan with respect to which the portion of accrued and unpaid interest thereon that is required to be paid in Cash at all times on a current basis pursuant to the terms of the related Underlying Instruments is at an interest rate of, (i) if such Loan is subject to a floating rate, not less than the sum of the Benchmark (or, so long as the Benchmark is determined based on SOFR, any other benchmark rate determined based on SOFR) plus the Applicable Spread or (ii) if such Loan is subject to a fixed rate, not less than 6.00%. “Permitted Priority Revolving Loan”: Any revolving lending facility associated with a First Lien Loan or First Lien Last Out Loan that is incurred by the same Obligor (i) that is secured by a pari passu lien on the assets securing such First Lien Loan or First Lien Last Out Loan, (ii) which is prior in right of payment to such First Lien Loan or First Lien Last Out Loan, and (iii) that has an aggregate commitment that, when aggregated with such Obligor’s aggregate commitments under any Permitted Working Capital Facilities, is equal to not more than the applicable Obligor’s EBITDA (as determined atas of the most recent of (x) the time of acquisition). by the applicable Borrower, and (y) the date of any increase to, reclassification of, or other transaction impacting the lien or payment priority of, the commitments under, or incurrence of any additional, Permitted Priority Revolving Loan, Permitted Pari Passu Revolving Loan, Permitted Priority Revolving Loan or Permitted Working Capital Facility by the applicable Obligor). “Permitted Working Capital Facility”: Any revolving lending facility associated with a First Lien Loan or a First Lien Last Out Loan that is incurred by the same Obligor (i) that is secured by all or a portion of the current assets of the related Obligor and otherwise unsecured or has a security interest with respect to the other assets of the related Obligor that is pari passu with or junior to the lien securing such First Lien Loan or such First Lien Last Out Loan and (ii) has an aggregate commitment that, when aggregated with such Obligor’s aggregate commitments under any Permitted Priority Revolving Loans, is equal to not more than the applicable Obligor’s EBITDA (as determined atas of the most recent of (x) the time of acquisition). by the applicable Borrower, and (y) the date of any increase to, reclassification of, or other transaction impacting the lien or payment priority of, the commitments under, or incurrence of any additional, Permitted Priority Revolving Loan, Permitted Pari Passu Revolving -53- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Loan, Permitted Priority Revolving Loan or Permitted Working Capital Facility by the applicable Obligor). “Person”: An individual, partnership, corporation, limited liability company, joint stock company, trust (including a statutory or business trust), unincorporated association, sole proprietorship, joint venture, government (or any agency, instrumentality or political subdivision thereof), estate, company, limited liability partnership, nonprofit corporation, group, sector, territory or other entity or organization. “PIK Interest”: Interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues, provided, that the interest of any Loan that is paid with the proceeds of a permitted drawing on a Revolving Loan shall not constitute PIK Interest. “PIK Loan”: A Loan that by its terms permits the deferral or capitalization of payment of accrued and unpaid interest. For the avoidance of doubt, Partial PIK Loans and Permitted Partial PIK Loans shall constitute “PIK Loans” hereunder. “Plan Asset Rules”: The regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations or any successor regulations, as modified by Section 3(42) of ERISA, and the rules and regulations thereunder. “Platform”: Any electronic system (other than the Syndicate Platform), including Intralinks®, ClearPar® and any other internet or extranet-based site, which electronic system is reasonably acceptable to the Administrative Agent in its sole discretion and which provides for access to data protected by passcodes or other security systems. “Pledge Agreement”:Agreements”: (i) The Second Amended and Restated Pledge Agreement, dated as of the Effective Date, made by the Transferor and Capital Fund SPV in favor of the Administrative Agent, for the benefit of itself and the Lenders, pledging all of the Capital Stock of Capital Fund SPV and (ii) the Pledge Agreement, dated as of the Second Amendment Effective Date, made by Capital Fund SPV in favor of the Administrative Agent, for the benefit of itself and the Lenders, pledging all of the Capital Stock of the California Borrower, in each case, as amended, modified, waived, supplemented, restated or replaced from time to time. “Pricing Side Letter”: That certain Second Amended and Restated Loan and Security Agreement Pricing Side Letter, dated as of the FirstSecond Amendment Effective Date, by and among the BorrowerBorrowers, the Collateral Manager and the Administrative Agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Principal Collection Account”: Collectively, each account or set of accounts so designated and comprised of a Securities Account (or set of Securities Accounts) and related Deposit Account (or set of Deposit Accounts) created and maintained on the books and records of the Securities Intermediary (or any other party acceptable to the Administrative Agent in its -54- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

sole discretion) entitled “Principal Collection Account” in the name of thea Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties. “Principal Collections”: (a) All Collections received by the BorrowerBorrowers or the Securities Intermediary that are not Interest Collections or Excluded Amounts to the extent received in cash by or on behalf of the BorrowerBorrowers or the Securities Intermediary, and (b) any amount deposited by the BorrowerBorrowers (or the Collateral Manager on its behalf) in accordance with Section 2.6(i) or 2.9(e)(i); provided that, for the avoidance of doubt, “Principal Collections” shall not include amounts on deposit in the Unfunded Exposure Account or amounts withdrawn pursuant to Section 2.14(a) once such amounts have been applied as set forth therein. “Pro Rata Share”: With respect to a Lender, the percentage obtained by dividing the Commitment of such Lender (as determined pursuant to the definition of Commitment) by the aggregate Commitments of all the Lenders (as determined pursuant to the definition of Commitment). “Proceeds”: With respect to any Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral, net of all out-of-pocket expenses incurred in connection with any such collection, sale, liquidation, foreclosure, exchange or disposal. “Property”: Any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Capital Stock. “Public Lenders”: The meaning specified in Section 12.2(d). “Purchase Price”: With respect to any Loan, an amount (expressed as a percentage of par) equal to (i) the purchase price (or, if different principal amounts of such Loan were purchased at different purchase prices, the weighted average of such purchase prices) paid by the applicable Borrower for such Loan (exclusive of any interest, PIK Interest and original issue discount) divided by (ii) the principal balance of the portion of such Loan purchased by the applicable Borrower outstanding as of the date of such purchase (exclusive of any interest, PIK Interest and original issue discount); provided, that the Purchase Price of any Loan determined to be equal to or greater than ninety-five percent (95.0%) in accordance with the foregoing calculation shall be deemed to be one hundred percent (100%). “QFC”: The meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualified Institution”: A depository institution or trust company organized under the laws of the United States or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (b) the -55- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

parent corporation of which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the FDIC. “Qualified Lender”: A Person that was not formed for the specific purpose of becoming a Lender or beneficial owner of an Advance and that is a “qualified purchaser” within the meaning of Section 3(c)(7) of the 1940 Act. “Rating Agencies”: Each of S&P, Fitch and Moody’s. “Recurring Revenue”: With respect to any Eligible Loans that are Recurring Revenue Loans, the definition of annualized recurring revenue used in the Underlying Instruments for each such Eligible Loan, or any comparable term for “Revenue”, “Recurring Revenue” or “Adjusted Revenue” in the Underlying Instruments for each such Eligible Loan or if there is no such term in the Underlying Instruments, all recurring maintenance, service, support, hosting, subscription and other revenues identified by the Collateral Manager (including, without limitation, software as a service subscription revenue), of the related Obligor and any of its parents or Subsidiaries that are obligated with respect to such Eligible Loan pursuant to its Underlying Instruments (determined on a consolidated basis without duplication in accordance with GAAP). “Recurring Revenue Loan”: Any Loan that satisfies all of the requirements set forth in the definition of “First Lien Loan” except that (i) it is underwritten to Recurring Revenue, as determined by the Collateral Manager in a commercially reasonable manner, (ii) it requires the Obligor to comply with a maximum Debt-to-Recurring Revenue Ratio or minimum Recurring Revenue financial covenant, (iii) at the time of origination of the Loan, it does not include and would not customarily be expected to include (as determined by the Collateral Manager) a financial covenant based on “debt to EBITDA”, “debt to EBIT” or a similar multiple of debt to operating cash flow and (iv) the related Obligor does not have any other revolving lending facility unless otherwise permitted by the Required Lenders in their sole discretion. “Reference Time”: With respect to any setting of the then-current Benchmark (other than Term SOFR or Daily Simple SOFR) means, the time determined by the Administrative Agent in accordance with the Benchmark Replacement Conforming Changes. “Register”: The meaning specified in Section 12.16(b). “Registered”: With respect to any registration-required obligation within the meaning of Section 163(f)(2) of the Code, a debt obligation that is in registered form within the meaning of Section 5f.103-1(c) of the U.S. Treasury Regulations and Section 1.163-5(b) of the proposed U.S. Treasury Regulations. “Regulation U”: Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. §221, or any successor regulation. “Reinvestment”: The meaning specified in Section 2.14(a)(i). -56- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“Reinvestment Notice”: Each notice required to be delivered by the BorrowerBorrowers in respect of any Reinvestment of Principal Collections pursuant to Section 3.2(b) in the form of Exhibit A-3. “Related Parties”: With respect to any Person, such Person’s Affiliates and the partners, directors, officers, managers, employees, agents and advisors of such Person and of such Person’s Affiliates. “Release Date”: The meaning specified in Section 2.14(d). “Relevant Governmental Body”: The Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Relevant Test Period”: With respect to any Loan, the relevant test period for the calculation of Obligor Net Senior Leverage Ratio, Obligor Net Total Leverage Ratio or Obligor Interest Coverage Ratio, as applicable, for such Loan in accordance with the related Underlying Instruments or, if no such period is provided for therein, (i) for Obligors delivering monthly financing statements, each period of the last twelve (12) consecutive reported calendar months, and (ii) for Obligors delivering quarterly financing statements, each period of the last four (4) consecutive reported fiscal quarters of the principal Obligor on such Loan; provided that with respect to any Loan for which the relevant test period is not provided for in the related Underlying Instruments, if an Obligor is a newly-formed entity as to which twelve (12) consecutive calendar months have not yet elapsed, “Relevant Test Period” shall initially include the period from the date of formation of such Obligor to the most recently ended month or fiscal quarter (as the case may be), with applicable amounts in such period annualized for purposes of such calculations, and shall subsequently include each period of the last twelve (12) consecutive reported calendar months or four (4) consecutive reported fiscal quarters (as the case may be) of such Obligor. “Repayment Notice”: Each notice required to be delivered by the BorrowerBorrowers in respect of any repayment of Advances Outstanding, in the form of Exhibit A-2. “Replacement Collateral Manager”: The meaning specified in Section 6.11(a). “Replacement Collateral Manager Fee”: The fee payable to the Replacement Collateral Manager or any successor Collateral Manager on each Payment Date in arrears in respect of each Accrual Period after the resignation or removal of Willow Tree Corporation (or any other Affiliate of any Loan Party) as Collateral Manager hereunder, which fee shall be an amount equal to (A) (i) the sum of the Assigned Value of the Outstanding Balance of all Loans owned by the Borrower onBorrowers on each day of such Accrual Period divided by (ii) the number of days in such Accrual Period multiplied by (B) a rate equal to one percent (1.00%) per annum; provided, however, the Replacement Collateral Manager shall be entitled to receive payment for such greater amount as agreed between the Replacement Collateral Manager and the -57- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Administrative Agent (as determined in good faith based on, among other things, the market conditions at such time, and shall not, in any event, exceed two percent (2.00%) per annum). “Reportable Event”: A reportable event within the meaning of Section 4043 of ERISA, other than those events as to which the thirty (30) day notice period referred to in Section 4043(c) of ERISA has been waived. “Reporting Date”: The twentieth (20th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, or with respect to any month in which a Payment Date Report is required to be delivered, the day in such month on which such Payment Date Report is required to be delivered pursuant to Section 5.1(q)(i). “Required Funding Amount”: If (i) (A) no Event of Default has occurred and is continuing, and (B) the Revolving Period End Date has not occurred, in each case as of the date of determination and after giving effect to any withdrawal from the Unfunded Exposure Account on such date of determination, the Unfunded Exposure Equity Amount, and (ii) (A) an Event of Default has occurred and continuing, or (B) the Revolving Period End Date has occurred, in either case as of the date of determination and after giving effect to any withdrawal from the Unfunded Exposure Account on such date of determination, the Unfunded Exposure Amount. “Required Lenders”: (a) The Administrative Agent and (b) the Lenders representing an aggregate of more than 50.00% of (i) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the aggregate Commitments of the Lenders then in effect and (ii) thereafter, the Advances Outstanding; provided; that (A) if two (2) or more Lenders each represent 20.00% or more of (i) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the aggregate Commitments of the Lenders then in effect and (ii) thereafter, the Advances Outstanding, then “Required Lenders” shall also include at least two (2) such Lenders, and (B) the Commitment of, and the portion of any Advances Outstanding, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. For purposes of determining the number of Lenders pursuant to this definition, groups of Lenders that are Affiliates shall be treated as one (1) Lender. “Required Loan Documents”: For each Loan, originals or where indicated, copies (including electronic copies) of the following documents or instruments: (a) a copy (which may be electronic copies) of each duly executed (i) loan agreement, credit agreement or other principal agreement pursuant to which such Loan has been issued or created and (ii) transfer document or instrument relating to such Loan evidencing the assignment of such Loan to the applicable Borrower; and (b) copies (which may be electronic copies) of each of the following to the extent applicable to such Loan: any related security agreement, subordination agreement, intercreditor agreement, guaranty agreement or similar instruments, in each case, together with any amendment or modification thereto. -58- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

"Required Reports": Collectively, the compliance certificate, in the form of Exhibit F hereto required to be delivered pursuant to Section 5.1(t)(viii), the Borrowing Base Certificate, the Payment Date Report, financial statements of the Transferor required to be delivered under the Transaction Documents (including pursuant to Section 5.1(s) hereof), the annual statements as to compliance in the form of Exhibit L and the annual independent public accountant's report pursuant to Section 5.1(t)(v).

"Responsible Officer": With respect to (i) the ~~Borrower~~Borrowers, any duly authorized officer, manager or managing member of the ~~Borrower~~Borrowers (or an duly authorized officer, director manager of the Investment Advisor), certified as such pursuant to an executed incumbency certificate delivered to the Administrative Agent, in the form of Exhibit A-5 hereto, (ii) with respect to the Collateral Custodian, any vice president, assistant vice president, or trust officer within the Corporate Trust Office (or any successor group), or to whom any corporate trust matter is referred at the Corporate Trust Office because of such person's knowledge of and familiarity with the particular subject and in each case having direct responsibility for the administration of this Agreement, (iii) with respect to the Collateral Administrator, any vice president, assistant vice president, or trust officer within the Corporate Trust Office (or any successor group) who is authorized to act for the Collateral Administrator in matters relating to, and binding upon, the Collateral Administrator with respect to the subject matter of the request, certificate or order in question and (iv) any other Person, any duly authorized officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer of such Person to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Restricted Payment": (i) Any dividend or other distribution (other than RIC Tax Distributions), direct or indirect, on account of any class of equity interests of ~~the~~a Borrower now or hereafter outstanding, except a dividend paid solely in interests of that class of equity interests or in any junior class of equity interests of ~~the~~such Borrower; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of equity interests of ~~the~~a Borrower now or hereafter outstanding; and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests of ~~the~~a Borrower now or hereafter outstanding. For the avoidance of doubt, (x) payments and reimbursements made to the Collateral Manager in accordance with Section 2.7 and 2.8 (other than Sections 2.7(a)(16), 2.7(b)(6) and 2.8(13)) shall not constitute Restricted Payments, (y) distributions by ~~the~~a Borrower to holders of its equity interests of Loans or of cash or other proceeds relating thereto which have been substituted by ~~the~~such Borrower in accordance with Section 2.14(b) or (d) shall not constitute Restricted Payments, and (z) payment of the purchase price for any Loans transferred by the Transferor or any Affiliate thereof to ~~the~~a Borrower shall not constitute Restricted Payments.

"Revolving Loan": Any Loan (other than a Delayed Draw Loan) that is a senior secured obligation (including funded and unfunded portions of revolving credit lines, unfunded commitments under specific facilities, letter of credit facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more

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future advances to be made to the Obligor by ~~the~~a Borrower and which provides that such borrowed money may be repaid and reborrowed from time to time; provided that any such Loan will be a Revolving Loan only until all commitments by ~~the~~such Borrower to make advances to the Obligor thereof expire, or are terminated, or are irrevocably reduced to zero.

"Revolving Period": The period commencing on the Effective Date and ending on the day preceding the earlier to occur of the Revolving Period End Date or the Termination Date.

"Revolving Period End Date": The earlier to occur of (a) the Scheduled Revolving Period End Date and (b) the date of the declaration of the Revolving Period End Date pursuant to Section 9.2(a).

"RIC Equity Holder": The meaning specified in the definition of "RIC Tax Distribution".

"RIC Tax Distributions": Provided that the Transferor (or one or more of its direct or indirect "partners" in the event that the Transferor is treated as a partnership or disregarded entity and not as a RIC for U.S. federal income tax purposes) is a validly electing RIC (such an entity, a "RIC Equity Holder"), dividends and distributions in or with respect to any taxable year (or any calendar year, as relevant) of ~~the Borrower~~Capital Fund SPV in amounts not to exceed the higher of (x) that portion of the net investment income of the ~~Borrower~~Borrowers, for the applicable year determined in accordance with GAAP and as specified in the annual financial statements most recently delivered pursuant to Section 5.1(s) allocable to such RIC Equity Holder pursuant to ~~Borrower's~~Capital Fund SPV's operating agreement, and (y) 115% of the amount that, if ~~the~~Capital Fund SPV's equity and the California Borrower's equity were the sole directly or indirectly held ~~asset~~assets of such RIC Equity Holder, would be estimated in good faith to allow such RIC Equity Holder (i) to satisfy the minimum distribution requirements imposed by Section 852(a) of the Code (or any successor thereto) to maintain the RIC Equity Holder's eligibility to be taxed as a RIC for any such taxable year, (ii) to reduce to zero (0) for any such taxable year its liability for federal income taxes imposed on (A) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto), and (B) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) to avoid federal excise taxes for such calendar year (or for the previous calendar year) imposed by Section 4982 of the Code (or any successor thereto).

"S&P": S&P Global Ratings (or its successors in interest).

"S&P Industry Classification": The industry classifications set forth in Schedule V hereto, as such industry classifications shall be updated with the consent of the ~~Borrower~~Borrowers, the Administrative Agent and the Required Lenders if S&P publishes revised industry classifications.

"Sale Agreement": The ~~Amended and Restated Sale and Contribution Agreement, dated as of the Effective Date, between the Transferor and the Borrower, as amended, modified, waived, supplemented, restated or replaced from time to time.~~Capital Fund Sale Agreement and the California Borrower Sale Agreement, individually or collectively as the context requires.

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“Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Borrower, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale. “Sanctioned Country”: A country, region or territory that is the subject of comprehensive Sanctions (currently, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea region of Ukraine). “Sanctioned Person”: Any Person that is: (a) identified on any Sanctions-related list of designated parties, such as the Specially Designated Nationals and Blocked Person list maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the consolidated list of financial sanctions targets maintained by the Office of Financial Sanctions Implementation of His Majesty’s Treasury of the United Kingdom; (b) incorporated, registered, domiciled or ordinarily resident in a Sanctioned Country; or (c) 50% or more owned or controlled directly or indirectly by, or acting on behalf of, any Person described in the foregoing clause (a) or (b). For the purpose of this definition, the meaning of “owned or controlled directly or indirectly” shall be determined in accordance with applicable Sanctions laws. “Sanctions”: Any and all economic or financial sanctions, including but not limited to those imposed, administered or enforced from time to time by: (a) the U.S. government, including the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State; (b) the United Nations Security Council; (c) the European Union; or (d) the United Kingdom, including His Majesty’s Treasury. “Scheduled Payment”: Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying Instruments, if applicable. “Scheduled Revolving Period End Date”: November 8, 2027. “Second Amendment”: The Second Amendment and Joinder to Amended and Restated Loan, Security and Collateral Management Agreement and First Amendment to the Amended and Restated Account Control Agreement, dated as of the Second Amendment Effective Date, by and between the Borrowers, the Collateral Manager, the Transferor, the Lenders party thereto, the Administrative Agent, the Collateral Custodian, the Collateral Administrator and the Securities Intermediary. “Second Amendment Effective Date”: December 23, 2025. “Second Lien Loan”: Any Loan (i) that does not satisfy all of the requirements set forth in the definition of “First Lien Loan”, “First Lien Last Out Loan” or “Recurring Revenue Loan”, (ii) that is secured by a valid second (or higher) priority perfected security interest or lien in, to or on substantially all of the assets of the Obligor under such Loan in all appropriate jurisdictions, subject to purchase money Liens, customary Liens for taxes or regulatory charges not then due and payable or with respect to which reserves have been provided on the books of -61- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the applicable Obligor, Liens accorded priority by law in favor of the United States or any State or agency, and other permitted Liens under the related Underlying Instruments that are reasonable and customary for similar loans (including liens securing “first lien” loans), (iii) for which the Collateral Manager determines in good faith that the enterprise value of the related Obligor or the value of the collateral securing the Loan (each as determined by Collateral Manager in accordance with a methodology reasonably acceptable to the Administrative Agent) on the date such Loan is first included as part of the Collateral or on the date that any Value Adjustment Event occurs equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral, (iv) that is not (and is not expressly permitted by its terms to become) subordinate in right of payment to any obligation for borrowed money of the Obligor (excluding customary terms applicable to a second lien lender under customary intercreditor provisions, including such as after an event of default in connection with a first priority lien or with respect to the liquidation of the Obligor or certain specified collateral for such Loan), and (v) that is not secured solely or primarily by the Capital Stock of its Obligor or any of such Obligor’s Affiliates. “Secured Party”: (i) Each Lender, (ii) the Administrative Agent, (iii) the Collateral Custodian, (iv) the Securities Intermediary and (v) the Collateral Administrator. “Securities Account”: The meaning specified in Section 8-501(a) of the UCC. “Securities Act”: The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Securities Intermediary”: (i) A Clearing Corporation; or (ii) a Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. The initial Securities Intermediary under the Account Control AgreementAgreements shall be State Street Bank and Trust Company. “Security Certificate”: The meaning specified in Section 8-102(a)(16) of the UCC. “Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC. “Senior Collateral Manager Fee”: So long as Willow Tree Corporation or any Affiliate of any Loan Party is the Collateral Manager, the fee payable to Collateral Manager on each Payment Date in arrears in respect of each Accrual Period, which fee shall be an amount equal to (A) (i) the sum of the Adjusted Borrowing Value of all Eligible Loans owned by the BorrowerBorrowers on each day of such Accrual Period divided by (ii) the number of days in such Accrual Period multiplied by (B) a rate equal to 0.35% per annum. “SOFR”: A rate equal to the secured overnight financing rate as administered by the SOFR Administrator. -62- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“SOFR Administrator”: The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website”: The website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Day”: The meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day”: The meaning specified in the definition of “Daily Simple SOFR”. “Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital. “Specified Rating”: As to any Obligor or Loan, (i) a public debt rating equal to or better than “B-” by S&P or the equivalent public debt rating of another Rating Agency or (ii) if no rating referenced in clause (i) is available, a private debt rating equal to or better than “B-” by S&P or the equivalent private debt rating of another Rating Agency; provided, that in the case of each of the foregoing clauses (i) and (ii), (x) if both the applicable Obligor and the applicable Loan have at least one rating under any such clause, the applicable Loan rating shall apply for purposes of determining the rating under such clause and (y) if the applicable Obligor or Loan has more than one rating under any such clause, the lowest such rating shall apply for purposes of determining the rating under such clause. “Structured Finance Obligation”: Any obligation secured directly by, referenced to, or representing ownership of, a pool of receivables or other Financial Assets of any Obligor that is a single purpose bankruptcy remote special purpose entity established to finance such Financial Assets, including collateralized debt obligations and mortgage-backed securities, including (but not limited to) collateral debt obligations, collateral loan obligations, asset backed securities and commercial mortgage backed securities or any resecuritization thereof. -63- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

“Subsidiary”: As to any Person, a corporation, partnership, company, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, company, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person; provided that notwithstanding the foregoing, an Obligor with respect to which thea Borrower has received equity interests in connection with the exercise of any remedies with respect to a Loan, the exercise of any warrant with respect to a Loan or any exchange offer, work-out or restructuring of a Loan shall not be considered a Subsidiary. “Substitution”: The meaning specified in Section 2.14(b). “Swingline Advance”: Any swingline loan made by the Swingline Lender to the BorrowerBorrowers pursuant to Section 2.2, and all such swingline loans collectively as the context requires. For the avoidance of doubt, unless otherwise specified a Swingline Advance shall constitute an Advance hereunder. “Swingline Commitment”: The commitment of the Swingline Lender to fund Swingline Advances, subject to the terms and conditions herein, in an amount not greater than $50,000,000 (without regard to any future reimbursement of Swingline Advances by the Lenders), as such amount may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement. The Swingline Commitment is a sub-limit of the Commitment of the Swingline Lender, in its capacity as a Lender hereunder, and is not in addition thereto. “Swingline Lender”: Ally Bank, in its capacity as the swingline lender hereunder, together with its permitted successors and assigns. “Swingline Note”: A promissory note made by the BorrowerBorrowers in favor of the Swingline Lender evidencing the Swingline Advances made by the Swingline Lender, substantially in the form attached hereto as Exhibit B-2, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Swingline Refinance Date”: The meaning specified in Section 2.2(g)(i). “Syndicate Communications”: Collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Obligor pursuant to any Transaction Document or the transactions contemplated therein which is distributed to the Administrative Agent and each Lender by means of electronic communications pursuant to Article XII, including through the Syndicate Platform. “Syndicate Platform”: Any electronic system, including Intralinks®, ClearPar® and any other internet or extranet-based site, provided by or on behalf of the Administrative -64- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Agent pursuant to Section 12.2(c), for purposes of providing for access to data protected by passcodes or other security systems. “Taxes”: All present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR”: The greater of (a) the Floor and (b) the forward-looking term rate based on SOFR for a tenor comparable to the applicable Available Tenor selected by the BorrowerBorrowers in accordance with the definition of “Benchmark” on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of the applicable Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. on any Periodic Term SOFR Determination Day Term SOFR for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR has not occurred, then Term SOFR will be Term SOFR for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which Term SOFR for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day. “Term SOFR Administrator”: CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion and in consultation with the BorrowerBorrowers). “Termination Date”: The earlier of (a) the date that is two (2) years after the Revolving Period End Date or (b) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a). “Third Party Sale Agreement”: A sale agreement between thea Borrower and a third party seller in form and substance reasonably acceptable to the Administrative Agent (it being agreed that a trade ticket, the LSTA assignment form (or applicable European equivalent), the assignment agreement form attached as an exhibit to the applicable Underlying Instrument (solely to the extent such assignment agreement form (x) is reasonable and customary for a credit facility of the type to which such Third Party Sale Agreement relates and (y) does not contain atypical or unusually burdensome covenants or representations and warranties in respect of thesuch Borrower, in each case, in the Collateral Manager’s reasonable and good faith discretion) or the documentation used in ClearPar is acceptable). “Threshold”: $10,000,000. “Tier 1 Obligor”: (a) With respect to First Lien Loans, Obligors for which the Obligor Net Senior Leverage Ratio of the applicable Obligor with respect to such First Lien Loan is less than 4.25 to 1.00, and (b) with respect to First Lien Last Out Loans and Second Lien Loans, Obligors for which the Obligor Net Total Leverage Ratio of the applicable Obligor with respect to such First Lien Last Out Loan and Second Lien Loan is less than 5.25 to 1.00. -65- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

"Tier 2 Obligor": (a) With respect to First Lien Loans, Obligors for which the Obligor Net Senior Leverage Ratio of the applicable Obligor with respect to such First Lien Loan is less than 5.25 to 1.00 but greater than or equal to 4.25 to 1.00, and (b) with respect to First Lien Last Out Loans and Second Lien Loans, Obligors for which the Obligor Net Total Leverage Ratio of the applicable Obligor with respect to such First Lien Last Out Loan and Second Lien Loan is less than 6.25 to 1.00 but greater than or equal to 5.25 to 1.00.

"Tier 3 Obligor": (a) With respect to First Lien Loans, Obligors for which the Obligor Net Senior Leverage Ratio of the applicable Obligor with respect to such First Lien Loan is greater than or equal to 5.25 to 1.00; provided that any portion of a First Lien Loan causing the Obligor Net Senior Leverage Ratio of the applicable Obligor to be greater than or equal to 6.25 to 1.00, but less than 7.25 to 1.00, shall be treated as a Second Lien Loan for the purpose of determining the Advance Rate; provided further that, any portion of a First Lien Loan causing the Obligor Net Senior Leverage Ratio of the applicable Obligor to be greater than 7.25 to 1.00 shall be deemed to have an Assigned Value of zero ($0); and (b) with respect to First Lien Last Out Loans and Second Lien Loans, Obligors for which the Obligor Net Total Leverage Ratio of the applicable Obligor with respect to such First Lien Last Out Loan and Second Lien Loan is greater than or equal to 6.25 to 1.00; provided that any portion of a First Lien Last Out Loan or Second Lien Loan causing the Obligor Net Total Leverage Ratio of the applicable Obligor to be greater than or equal to 7.25 to 1.00 shall be deemed to have an Assigned Value of zero ($0).

"Total Interest Coverage Ratio": With respect to ~~Borrower~~Borrowers, for the trailing four (4) consecutive Accrual Periods then ending, the ratio of (i) Borrower Interest Collections during such period *minus* all Senior Collateral Manager Fees payable by the ~~Borrower~~Borrowers on the related Payments Dates for such Accrual Periods to (ii) Borrower Interest Expense for such period.

"Transaction": The meaning specified in Section 3.2.

"Transaction Documents": This Agreement, the Pricing Side Letter, the Sale ~~Agreement~~Agreements, any Third Party Sale Agreement between a Borrower and an Affiliate thereof, the Account Control ~~Agreement~~Agreements, the Pledge ~~Agreement~~Agreements, the Collateral Administration Agreement, the Fee Letter, each Note, any Joinder Supplement, any Transferee Letter, the Collateral Custodian Fee Letter and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement.

"Transferee Letter": The meaning specified in Section 12.16.

"Transferor": Willow Tree Corporation, as seller of Loans to ~~the Borrower~~Capital Fund SPV.

"UCC": The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

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“Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uncertificated Security”: The meaning specified in Section 8-102(a)(18) of the UCC. “Underlying Assets”: With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including to the extent provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets. “Underlying Instruments”: The loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan or Permitted Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or Permitted Investment or of which the holders of such Loan or Permitted Investment are the beneficiaries. “Unfunded Exposure Account”: Collectively, each account or set of accounts so designated and comprised of a Securities Account (or set of Securities Accounts) and related Deposit Account (or set of Deposit Accounts) created and maintained on the books and records of the Securities Intermediary (or any other party acceptable to the Administrative Agent in its sole discretion) entitled “Unfunded Exposure Account” in the name of thea Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties. “Unfunded Exposure Amount”: On any date of determination, with respect to any Loan, the aggregate amount (without duplication) of (i) the Dollar Equivalent of unfunded commitments (which shall include all unfunded revolver commitments and unfunded portions of delayed draw term loans) and (ii) the Dollar Equivalent of all standby or contingent commitments associated with such Loan. “Unfunded Exposure Equity Amount”: On any date of determination, with respect to any Loan, an amount equal to (a) the Unfunded Exposure Amount with respect to such Loan minus (b) the product of (i) the Unfunded Exposure Amount with respect to such Loan multiplied by (ii) the Assigned Value of such Loan and multiplied by (iii) the Advance Rate applicable to such Loan. “Unfunded Exposure Shortfall”: The meaning specified in Section 2.9(e)(iii). “United States” and “U.S.”: The United States of America. “Unrestricted Cash”: The meaning of “Unrestricted Cash” or any comparable definition in the Underlying Instruments for each Loan, and in any case that “Unrestricted Cash” or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens -67- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the applicable Borrower. “Unused Facility Amount”: At any time, (a) the Facility Amount minus (b) the Advances Outstanding at such time. “USA Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “U.S. Government Securities Business Day”: Any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person”: A “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime”: Each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder. “U.S. Tax Compliance Certificate”: The meaning specified in Section 2.13(g). “Value Adjustment Event”: With respect to any Loan, the occurrence of any one or more of the following events after the related Funding Date: (a) the occurrence of any Credit Quality Deterioration Event; (b) an Obligor default in respect of any payment of principal, interest or commitment or non-use fees under such Loan (after giving effect to all applicable cure periods) (including, in each case, by acceleration); (c) any Obligor default has occurred for which thea Borrower (or the agent or required lenders pursuant to the Underlying Instruments, as applicable) has elected to exercise any of its rights and remedies under the applicable Underlying Instruments in the case of default thereunder (including acceleration), or if acceleration has not occurred, sixty (60) days has elapsed since the occurrence of the Obligor default without such default being cured; (d) the occurrence of a Material Modification with respect to such Loan; (e) the occurrence of an Insolvency Event with respect to the applicable Obligor; or (f) the failure by the applicable Obligor to deliver (or if the BorrowerBorrowers or Collateral Manager fail to forward the same to the Administrative -68- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

-69- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681 The Advance Rate at such time applicable to each such Eligible Loan X Agent, including by way of posting such information to a Platform or delivering the same via email) any quarterly or annual financial statements (including audited and unaudited financial statements) as required by the Underlying Instruments; provided that (i) with respect to quarterly reports (including unaudited financial statements) required by the Underlying Instruments, such financial statements shall be delivered no later than ninety (90) days after the end of the applicable fiscal quarter of such Obligor, and (ii) with respect to annual reports (including audited financial statements) required by the Underlying Instruments, such financial statements shall be delivered no later than one hundred eighty-five (185) days after the end of the applicable fiscal year of such Obligor (collectively, the “Obligor Financial Statements”). For the avoidance of doubt, a Value Adjustment Event shall be deemed to have occurred on the earlier of the date that thea Borrower or Collateral Manager have actual knowledge of, or the date thea Borrower or Collateral Manager should have had knowledge in accordance with the Servicing Standard of, the occurrence of the event giving rise to the Value Adjustment Event; provided that with respect to any Material Modification described in clause (b), (e), (f) or (g) of the definition thereof, so long as the Collateral Manager has complied with Section 6.8(d) with respect thereto, such Material Modification shall be deemed not to have occurred until the Administrative Agent shall have provided the BorrowerBorrowers and the Collateral Manager with notice (which may be by email) of the determination made in its sole discretion or reasonable discretion, as applicable, pursuant to the applicable clause of the definition of “Material Modification”. Notwithstanding the foregoing, if the circumstances giving rise to a Value Adjustment Event are cured, as determined by the Administrative Agent in its sole discretion, the BorrowerBorrowers may request that the Administrative Agent deem (which determination shall be made in the Administrative Agent’s sole discretion) that such Value Adjustment Event shall no longer be in effect as of the date on which such determination is made. “Warranty Loan”: Any Loan for which the Transferor or the applicable third party transferor, as applicable, becomes subject to an obligation under theeither Sale Agreement or the applicable Third Party Sale Agreement to repurchase or substitute such Loan. “Weighted Average Advance Rate”: As of any date of determination with respect to all Eligible Loans included in the Borrowing Base, the amount obtained by (x) summing the products obtained by multiplying: The sum of (i) the aggregate Adjusted Borrowing Value of such Eligible Loan minus (ii) an amount equal to the Excess Concentration Amount attributable to such Eligible Loan and dividing such sum by (y) the sum of (i) the aggregate Adjusted Borrowing Value of all Eligible Loans minus (ii) an amount equal to the Excess Concentration Amount as of such date; provided that if the Borrowing Base contains ten (10) Eligible Loans or fewer that have an

Assigned Value greater than zero (0), the Weighted Average Advance Rate shall not exceed 50.00%; provided, further, that for the purpose of determining the number of Eligible Loans for the purpose of the foregoing proviso, all Eligible Loans to a single Obligor shall be treated as one (1) Eligible Loan. “Willow Tree Corporation”: The meaning specified in the preamble. “Withdrawal Conditions”: The meaning specified in Section 2.9(e)(i). “Withholding Agent”: Any Loan Party and the Administrative Agent, or the Collateral Custodian to the extent required by Applicable Law. “Zero Coupon Obligation”: A debt obligation that does not bear interest for all or part of the period that it is outstanding or that provides for periodic payments in cash less frequently than semi-annually or that pays interest only at its stated maturity. “Zero Value Asset”: A Loan that (a) is no longer an Eligible Loan or (b) has an Assigned Value of zero. Section 1.2 Other Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined therein. Section 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” Section 1.4 Interpretation. In each Transaction Document, unless a contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents; (c) reference to any gender includes each other gender; (d) reference to day or days without further qualification means calendar days; (e) reference to any time means New York, New York time unless otherwise specified; -70- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(f) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; (g) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision; (h) reference to any delivery or transfer to the Collateral Custodian with respect to the Collateral in this Agreement means delivery or transfer to the Collateral Custodian for the benefit of the Administrative Agent on behalf of the Secured Parties; (i) for the purposes of calculating the Borrowing Base and Availability (including whether any Borrowing Base Deficiency exists), the Excess Concentration Amount, the Minimum Credit Enhancement Amount, the Net Purchased Loan Balance, and for the purposes of any other calculation required hereunder, the effect of the acquisition or disposition of Loans and Permitted Investments shall be calculated on a settlement date basis; (j) all calculations performed by the Administrative Agent hereunder or under any Transaction Document shall be binding on the parties hereto and shall be deemed to be accurate, absent manifest error; (k) “including” means “including without limitation”; (l) for purposes of this Agreement, an Event of Default shall be deemed to be continuing until it is waived in accordance with Section 12.1; and (m) multiple Loans of the same type to a single Obligor shall be treated as a single Loan.; and (n) no Deposit Account or Securities Account maintained in the name of the California Borrower shall constitute a Collateral Account, Operating Account, General Collection Account, Principal Collection Account, Interest Collection Account, or Unfunded Exposure Account hereunder until such time as the Administrative Agent has received the Account Control Agreement referred to in clause (ii) of the definition thereof, pursuant to which the Collateral Account, Operating Account, General Collection Account, Principal Collection Account, Interest Collection Account, and Unfunded Exposure Account, in each case of the California Borrower, together with any related sub-accounts, are added as “Accounts” thereunder. -71- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Section 1.5 Calculation of Borrowing Base. In connection with amounts to be calculated for purposes of determining the Borrowing Base and generally preparing the Borrowing Base Certificate, all amounts shall be expressed in Dollars. Section 1.6 Rates. The Administrative Agent, Collateral Administrator and Collateral Custodian do not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Benchmark, any component definition thereof or rates referenced in the definition thereof or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the BorrowerBorrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark pursuant to the terms of this Agreement, and shall have no liability to the BorrowerBorrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE NOTES Section 2.1 The Notes. (a) On the terms and conditions hereinafter set forth, the BorrowerBorrowers shall deliver, if requested by the Administrative Agent or any Lender, (i) on the Effective Date, to each requesting Lender at the applicable address of such Lender on file with the Administrative Agent, and (ii) on the effective date of any Joinder Supplement, to each additional Lender requesting a Note, at the address set forth in the applicable Joinder Supplement, a duly executed promissory note in substantially the form of Exhibit B-1 (each a “Note”), dated as of the date of this Agreement or the effective date of such Joinder Supplement (as applicable), each in a face amount equal to the applicable Lender’s Commitment as of the Effective Date or the effective date of any Joinder Supplement, as applicable, and otherwise duly completed. Each Note shall evidence obligations in an amount equal, at any time, to the Advances Outstanding by such Lender under the applicable Note on such day. -72- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(b) On the terms and conditions hereinafter set forth, the BorrowerBorrowers shall deliver, if requested by the Swingline Lender, on the Effective Date, at the applicable address of the Swingline Lender on file with the Administrative Agent, a fully executed Swingline Note, in a face amount equal to the Swingline Commitment as of the Effective Date and otherwise duly completed. Section 2.2 Procedures for Advances by the Lenders. (a) Subject to the limitations set forth in this Section 2.2, the BorrowerBorrowers may, during the Revolving Period, request the Lenders to make advances of funds (each, a “Loan Advance”) by delivering to the Administrative Agent the information and documents set forth in this Section 2.2 at the applicable times provided herein. Upon receipt of such information and documents, the Administrative Agent will provide notification to the Lenders with respect thereto. (b) Subject to the limitations set forth in this Section 2.2, the BorrowerBorrowers may, from time to time during the Revolving Period, request the Swingline Lender make Swingline Advances by delivering to the Administrative Agent the information and documents set forth in this Section 2.2 at the applicable times provided herein; provided that the Swingline Lender shall not be required to make a Swingline Advance to refinance an outstanding Swingline Advance. The Benchmark for each Swingline Advance shall be Daily Simple SOFR. Upon receipt of such information and documents, the Administrative Agent will provide notification to the Lenders with respect thereto. (c) With respect to (i) Advances (other than Swingline Advances), no later than 12:00 p.m., (x) with respect to Advances bearing interest at the Base Rate or Daily Simple SOFR, one (1) Business Day (or, subject to the last paragraph of this clause (c), such shorter period as permitted by the Administrative Agent in its sole discretion, but not later than 12:00 p.m. on the date of the proposed Funding Date) or (y) with respect to Advances bearing interest at Term SOFR, three (3) U.S. Government Securities Business Days (or, subject to the last paragraph of this clause (c), such shorter period as permitted by the Administrative Agent in its sole discretion, but not later than 12:00 p.m. on the date of the proposed Funding Date), in either case, prior to the proposed Funding Date or (ii) Swingline Advances, no later than 12:00 p.m. on the proposed Funding Date, the BorrowerBorrowers shall deliver (or the Collateral Manager on the Borrower’sBorrowers’ behalf shall deliver): (i) to the Administrative Agent a wire disbursement and authorization form, to the extent not previously delivered; and (ii) to the Administrative Agent and the Collateral Custodian a duly completed Funding Notice (including a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof) which shall (a) specify the desired amount of such Advance, which amount shall not cause the Advances Outstanding to exceed the Availability and must be at least equal to $500,000 (or, in the case of any Advance to be applied to fund any draw under a Revolving Loan or Delayed -73- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Draw Loan, such lesser amount as may be required to fund such draw), to be allocated to each Lender in accordance with its Pro Rata Share, (b) specify the proposed Funding Date of such Advance, (c) specify the Benchmark and, if applicable, the Interest Period and the Available Tenor for such Advance, (d) specify the Loan(s) to be financed on such Funding Date (if any) (including the appropriate Obligor, Outstanding Balance, Assigned Value and Purchase Price for each Loan) and, with respect to any Revolving Loan or Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of such Loan(s) pursuant to Section 2.9(e), (e) [reserved], and (f) include a representation that all conditions precedent for an Advance described in Article III hereof have been met. Each Funding Notice shall be irrevocable. If any Funding Notice is received by the Administrative Agent after 12:00 p.m. or on a day that is not a Business Day, such Funding Notice shall be deemed to be received by the Administrative Agent at 9:00 a.m. on the next Business Day. If ~~Borrower desires~~Borrowers desire to have the Advances bear interest by reference to Term SOFR, ~~Borrower~~Borrowers must comply with Section 2.10(e) hereof.

Notwithstanding the above, unless otherwise agreed by the Lenders (each, in its sole discretion) with respect to a given Funding Notice, if ~~Borrower delivers~~Borrowers deliver a Funding Notice specifying a proposed Funding Date that would occur less than (x) in the case of an Advance bearing interest at the Base Rate or Daily Simple SOFR, one (1) Business Day or (y) in the case of an Advance bearing interest at Term SOFR, three (3) U.S. Government Securities Business Days, in either case, after the date such Funding Notice is received (or deemed received in accordance with Section 2.2(d)(ii)), such request for an Advance shall be treated as a request for a Swingline Advance.

(d) On the proposed Funding Date, subject to the limitations set forth in this Section 2.2 and upon satisfaction of the applicable conditions set forth in Article III:

(i) with respect to each Advance (other than a Swingline Advance), each Lender shall make available to the Administrative Agent in same day funds, by no later than 12:00 p.m., an amount equal to such Lender's Pro Rata Share, of the least of (A) the amount requested by the ~~Borrower~~Borrowers for such Advance, (B) the aggregate unused Commitments then in effect and (C) the maximum amount that, after taking into account the proposed use of the proceeds of such Advance, could be advanced to the ~~Borrower~~Borrowers hereunder without causing the Advances Outstanding to exceed the Availability;

(ii) with respect to each Swingline Advance, the Swingline Lender shall make available to the ~~Borrower~~Borrowers in same day funds, an amount equal to the least of (i) the amount requested by the ~~Borrower~~Borrowers for such Swingline Advance, (ii) the positive difference between (A) the Swingline Commitment then in effect and (B) the aggregate outstanding Swingline Advances as of such date and (iii) the maximum amount that, after taking into account the proposed use of proceeds of such Swingline Advance, could be advanced to the ~~Borrower~~Borrowers hereunder without causing the Advances Outstanding to exceed the Availability; provided that, no Swingline Advance will be permitted if the amount requested by the ~~Borrower~~Borrowers in respect of such Swingline Advance will cause the sum of (x) the outstanding

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Swingline Advances as of such date, and (y) aggregate outstanding amount of Advances made by the Swingline Lender in its capacity as a Lender (excluding the portion of such Swingline Advance attributable to the Swingline Lender’s subsequent Advance in connection with the repayment of such Swingline Advance) to exceed the Commitment of the Swingline Lender in its capacity as a Lender; (iii) upon receipt of the amounts described in clause (i) or (ii), as applicable, the Administrative Agent shall promptly fund such amounts by wire transfer to the Operating Account or such other account designated by the BorrowerBorrowers in the applicable Funding Notice given pursuant to this Section 2.2; and (iv) notwithstanding clauses (i), (ii) and (iii) of this Section 2.2(d) with respect to the funding of the initial Advance hereunder, the Lenders and the Administrative Agent may net any fees and reimbursable expenses owing to it on the Effective Date (as set forth in the executed closing statement) from the amount funded by the Lenders to the Administrative Agent pursuant to clause (i) or (ii), as applicable, and/or the amount of such Advance funded by the Administrative Agent to the BorrowerBorrowers pursuant to clause (iii). (e) On each Funding Date (which is not associated with a Swingline Advance), the obligation of each Lender to remit its Pro Rata Share of any Loan Advance shall be several from that of each other Lender and the failure of any Lender to so make such amount available to the applicable Borrower shall not relieve any other Lender of its obligation hereunder. Notwithstanding anything to the contrary herein, no Lender shall be obligated to make any Loan Advance on or after the earlier to occur of the Revolving Period End Date or the Termination Date except as provided in Section 2.2(f). For the avoidance of doubt, in relation with a refinancing of a Swingline Advance, such Lender’s payment obligation will be fulfilled in accordance with Section 2.2(g). (f) Notwithstanding anything to the contrary herein, upon the occurrence of the earlier of (i) an Event of Default or (ii) the Revolving Period End Date, if the amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Exposure Amount, the Administrative Agent (x) may, in the case of the occurrence of an Event of Default or (y) shall in the case of the occurrence of the Revolving Period End Date, on behalf of the BorrowerBorrowers, request an Advance in the amount of such shortfall (the “Exposure Amount Shortfall”). Following receipt of such request, the Lenders shall fund such Exposure Amount Shortfall in accordance with Section 2.2(c), notwithstanding anything to the contrary herein (including the Borrower’sBorrowers’ failure to satisfy any of the conditions precedent set forth in Section 3.2), except that no Lender shall make any Advance to the extent that, after giving effect to such Advance, the Advances Outstanding would exceed the Availability. (g) Refinancing of Swingline Advances. (i) Each Swingline Advance shall be refinanced by the Lenders on the second (2nd) Business Day following the date of such Swingline Advance (each such date, a “Swingline Refinance Date”). Such refinancings shall be made by the Lenders in accordance with their respective Pro Rata Shares and shall thereafter be reflected as -75- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Advances of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Pro Rata Share of Advances as required to repay Swingline Advances outstanding to the Swingline Lender no later than 12:00 p.m. on the applicable Swingline Refinance Date.

(ii) The ~~Borrower~~Borrowers shall pay to the Swingline Lender, within five (5) Business Days of demand, the amount of such Swingline Advances to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Advances requested or required to be refinanced. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the ~~Borrower~~Borrowers from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Pro Rata Shares.

(iii) Each Lender acknowledges and agrees that its obligation to refinance Swingline Advances in accordance with the terms of this Section 2.2(g) is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including, (A) the existence of any setoff, claim, abatement, recoupment, defense or other right that such Lender, any Affiliate thereof or any other Person may have against the Swingline Lender, the Administrative Agent, any other Lender or any other Person, (B) the failure of any condition precedent set forth in Section 3.2 to be satisfied or the failure of the ~~Borrower~~Borrowers to deliver a Funding Notice (each of which requirements the Lenders hereby irrevocably waive) and (C) any adverse change in the condition (financial or otherwise) of any Loan Party. Further, each Lender agrees and acknowledges that if prior to the refinancing of any outstanding Swingline Advances pursuant to this Section 2.2(g), a bankruptcy or insolvency proceeding relating to ~~the~~either Borrower, the Collateral Manager or the Transferor shall have occurred, each Lender will, on the date the applicable Advance would have been made, purchase an undivided participating interest in the Swingline Advance to be refinanced in an amount equal to its Pro Rata Share of the aggregate amount of such Swingline Advance. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swingline Lender has received from any Lender such Lender's participating interest in a Swingline Advance, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

Section 2.3 Principal Repayments.

(a) The ~~Borrower~~Borrowers shall be entitled at ~~its~~their option, at any time, to repay the Advances Outstanding; provided that (i) the ~~Borrower~~Borrowers shall give prior written notice of such repayment in the form of Exhibit A-2 to the Administrative Agent by at least 12:00 p.m. on the date of such repayment and (ii) any repayment of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the ~~Borrower~~Borrowers to reduce a Borrowing Base Deficiency to zero) shall be in a minimum amount of $500,000 (or such lesser amount as may be agreed to by the Administrative Agent in

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its sole discretion) (other than (x) any prepayment of Swingline Advances for which no minimum shall apply and (y) any such partial repayment of Advances Outstanding which is funded (A) solely with proceeds from the repayment of a Revolving Loan or (B) solely with amounts otherwise distributable to the ~~Borrower~~Borrowers under Section 2.7(a)(16), Section 2.7(b)(6) or Section 2.8(13) in which case there shall be no minimum amount or minimum integral). In connection with any such repayment of Advances Outstanding, the ~~Borrower~~Borrowers shall deliver to the Administrative Agent (with a copy to the Collateral Custodian) by 1:00 p.m. (1) instructions to repay such Advances Outstanding and (2) funds sufficient to repay such Advances Outstanding together with all accrued Interest and any Breakage Costs, but only to the extent such accrued Interest and/or Breakage Costs are requested with such repayment by the applicable Lender; provided that, the Advances Outstanding will not be repaid unless sufficient funds have been remitted to pay all such amounts in the succeeding sentence in full. The Administrative Agent shall apply amounts received from the ~~Borrower~~Borrowers pursuant to this Section 2.3(a) to the pro rata repayment of the Advances Outstanding, to the payment of accrued Interest on the amount of the Advances Outstanding to be repaid and to the payment of any Breakage Costs. Any amount so repaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(a) shall be irrevocable. Upon receipt of any notice or instructions from the ~~Borrower~~Borrowers pursuant to this Section 2.3(a), the Administrative Agent will provide notification to the Lenders with respect thereto. Any prepayment of Advances Outstanding under this Section 2.3(a) shall be applied first to the Advances that bear interest at the Base Rate, second, ratably, to the Advances that bear interest at Daily Simple SOFR and then, ratably, to the Advances that bear interest at Term SOFR, in the direct order of Interest Period maturities.

(b) Unless sooner prepaid pursuant to the terms hereof, the Advances Outstanding shall be repaid in full on the Termination Date or on such later date as is agreed to in writing by the ~~Borrower~~Borrowers, the Collateral Manager, the Administrative Agent and each of the Lenders.

Section 2.4 Determination of Interest.

The Administrative Agent shall calculate and determine the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date and the Benchmark) to be paid by the ~~Borrower~~Borrowers on each Payment Date for the related Accrual Period and shall advise the Collateral Manager and the Collateral Administrator thereof no later than the third Business Day prior to such Payment Date.

Section 2.5 Notations on Notes.

Each Lender is hereby authorized to enter on a schedule attached to the Note with respect to such Lender, as applicable, a notation (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Advance made by the applicable Lender of (a) the date and principal amount thereof and (b) each payment and repayment of principal thereof. Any such recordation shall, absent manifest error, constitute prima facie evidence of the Advances Outstanding, as applicable, under each such Note; provided that in the case of any inconsistency between such Notes and the

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records maintained in the Register, the records maintained in the Register shall control. The failure of any Lender to make any such notation on the schedule attached to the applicable Note shall not limit or otherwise affect the obligation of the ~~Borrower~~Borrowers to repay the Advances in accordance with the terms set forth herein.

Section 2.6 Reduction of Borrowing Base Deficiency.

Any Borrowing Base Deficiency may be reduced to zero by the ~~Borrower~~Borrowers taking one or more of the following actions, which after giving effect thereto, cause the aggregate Advances Outstanding to no longer exceed Availability at such time:

(i) posting cash collateral in Dollars to the Principal Collection Account (including the transfer of any amounts from the Operating Account to the Principal Collection Account and redesignation thereof as Principal Collections by written notice to the Administrative Agent and Collateral Custodian);

(ii) repaying Advances Outstanding in accordance with Section 2.3(a);

(iii) posting additional Eligible Loans as Collateral; and

(iv) the consummation of any transaction pursuant to which ~~the~~a Borrower has sold, transferred or contributed Loans pledged as Collateral hereunder in an aggregate amount equivalent to reduce such Borrowing Base Deficiency to zero; provided that, (a) ~~the~~such Borrower shall deposit 100% of the cash proceeds thereof (net of reasonable transaction costs and expenses and Taxes, if any) to the Principal Collection Account; (b) ~~the~~such Borrower shall deliver to the Administrative Agent with respect to such sale, a copy of the purchase agreement, any additional information reasonably requested by the Administrative Agent, and a certificate from an officer of ~~the~~such Borrower representing that (i) each of the representations and warranties made by ~~the~~such Borrower in or pursuant to the Transaction Documents shall be accurate in all material respects before and after giving effect to such sale (except for those representations and warranties (x) made as of a specific date or (y) as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects), and (ii) no Default or Event of Default shall have occurred or be continuing or would exist after giving effect to the requested sale on such date and all other contemporaneous sales and other actions set forth in clauses (i), (ii) and (iii) above; and (c) all Loans selected to be sold by ~~the~~such Borrower from all other similar Loans originated or owned by ~~the~~such Borrower shall, at all times, be selected with no intention to select Loans, the sale of which would be more adverse to the Administrative Agent or Lenders than the sale of those similar Loans.

Section 2.7 Settlement Procedures.

(a) Interest Collections. On each Payment Date, so long as no Event of Default has occurred and is continuing, the Collateral Manager shall direct the Collateral Custodian (which direction shall be deemed given upon receipt by the Collateral Custodian of

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the related Payment Date Report) to pay pursuant to the latest Payment Date Report (and the Collateral Custodian shall make payment from the Interest Collection Account to the extent of Available Funds, in reliance on the information set forth in such Payment Date Report) to the following Persons, the following amounts in the following order of priority: (1) to the BorrowerBorrowers (or, at the Borrower’sBorrowers’ election and with prior written notice to the Administrative Agent, to its direct or indirect equity holders), in respect of Taxes (but excluding all Taxes imposed on net income), registration and filing fees then due and owing by theany Borrower (or its direct and indirect equity holders) that are attributable solely to the operations of the BorrowerBorrowers, not to exceed $15,000 in the aggregate during any calendar year; (2) first, to the Collateral Custodian, the Collateral Administrator and the Securities Intermediary, pro rata, in an amount equal to any accrued and unpaid Collateral Custodian Fees; and second, to the Collateral Manager, in an amount equal to all reasonable, documented and necessary out-of-pocket costs and expenses of the Collateral Manager incurred in connection with any sale of Collateral permitted under the Loan Agreement, not to exceed $67,500 in the aggregate during any calendar year; (3) [reserved]; (4) (x) initially, to Willow Tree Corporation, and (y) after the resignation or removal of Willow Tree Corporation (or any other Affiliate of any Loan Party) as the Collateral Manager hereunder, to the Collateral Manager (including, for the avoidance of doubt, the Replacement Collateral Manager, if applicable), first, to pay any accrued and unpaid Senior Collateral Manager Fees, or the Replacement Collateral Manager Fees, as applicable and, second, to pay all documented fees and expenses of the Collateral Manager (including, without limitation, reasonable attorney’s fees, costs and expenses), in each case in an aggregate amount with respect to such documented fees and expenses in any rolling 12-month period not to exceed $100,000; provided, however, the Replacement Collateral Manager shall be entitled to receive payment or reimbursement for such greater amount as agreed between the Replacement Collateral Manager, the Administrative Agent (it being agreed that the Administrative Agent will only agree to such greater amount if it determines that such amount is commercially reasonable) and the BorrowerBorrowers (it being understood that, notwithstanding anything herein to the contrary, the Replacement Collateral Manager shall not be required to exercise any right or take any action hereunder or under any other Transaction Document unless the payment of such fees and expenses in a timely manner are reasonably assured to it); (5) to the Administrative Agent, in an amount equal to any accrued and unpaid fees, expenses and indemnities of the Administrative Agent set forth in the Transaction Documents; -79- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(6) to the Administrative Agent to be distributed pro rata to each Lender, in an amount equal to (a) any accrued and unpaid Interest with respect to Advances made by such Lender, (b) any accrued and unpaid Non-Usage Fee (such Non-Usage Fee to be allocated based on the unused Commitment of each Lender), and (c) any accrued and unpaid Breakage Costs; (7) to make a RIC Tax Distribution to the Transferor; (8) first, to the Swingline Lender to repay any outstanding Swingline Advances and second, if a Borrowing Base Deficiency exists, to the Administrative Agent to be distributed pro rata to each Lender to repay Advances, in an amount necessary to reduce the Borrowing Base Deficiency to zero; (9) to the Collateral Manager to pay out-of-pocket costs and expenses of the Collateral Manager not paid pursuant to clause (2) or (4) above; (10) to the Administrative Agent, to be distributed to the affected Lenders, any amounts accrued and unpaid in respect of Increased Costs and Indemnified Taxes; (11) to the Administrative Agent, to be distributed to the Administrative Agent and each applicable Lender, to pay all other Administrative Expenses of the Administrative Agent and the Lenders not paid pursuant to clause (6) above, as applicable; (12) (a) during the Revolving Period, to fund the Unfunded Exposure Account in an amount necessary to cause all amounts in the Unfunded Exposure Account to equal the Aggregate Unfunded Exposure Equity Amount, or (b) after the Revolving Period, to fund the Unfunded Exposure Account in an amount necessary to cause the amounts in the Unfunded Exposure Account to equal the Aggregate Unfunded Exposure Amount; (13) to the Administrative Agent to be distributed to the Administrative Agent, any applicable Lender, the Collateral Custodian, the Collateral Administrator, the Indemnified Parties, or the Secured Parties, as applicable, all other amounts then due and owing, including any unpaid Administrative Expenses or Collateral Custodian Fees, any amounts accrued and unpaid under the Fee Letter, Increased Costs, Indemnified Taxes, indemnities, but other than the principal of Advances Outstanding, then due under this Agreement, including, without limitation, any other Obligations; (14) [reserved]; (15) to be distributed at the discretion of the Collateral Manager (i) during the Revolving Period, to the Principal Collection Account to be used (on such Payment Date or maintained in the Principal Collection Account for -80- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

such use) with respect to any Reinvestment of Principal Collections and the acquisition of Loans as permitted by this Agreement, (ii) to repay the Advances Outstanding or (iii) to reimburse the Collateral Manager for any unreimbursed amounts paid by the Collateral Manager on the Borrower’sBorrowers’ behalf pursuant to this Agreement, to the extent not otherwise reimbursed hereunder; provided that any Available Funds in the Interest Collection Account not distributed or maintained pursuant to this clause (15) shall, on such Payment Date, be distributed in accordance with the remainder of this Section 2.7(a); and (16) any remaining amounts shall be distributed (i) if a Default (about which notice has been given to thea Borrower or thea Borrower otherwise has knowledge thereof) has occurred and is continuing, to the Interest Collection Account, or (ii) otherwise, to the Operating Account or as otherwise directed by the BorrowerBorrowers, which amounts may be used by the BorrowerBorrowers to make Restricted Payments or for any other purpose permitted hereunder. (b) Principal Collections. On each Payment Date, so long as no Event of Default has occurred and is continuing, the Collateral Manager shall direct (which direction shall be deemed given upon receipt by the Collateral Custodian of the related Payment Date Report) the Collateral Custodian to pay pursuant to the latest Payment Date Report (and the Collateral Custodian shall make payment from the Principal Collection Account to the extent of Available Funds, in reliance on the information set forth in such Payment Date Report) to the following Persons, the following amounts in the following order of priority: (1) to the extent not paid pursuant to Section 2.7(a), to the applicable Person, in the order of priority set forth in Section 2.7(a), such amounts payable pursuant to clauses (1) through (8) thereof; (2) during the Revolving Period, to be distributed at the discretion of the Collateral Manager (i) to be used (on such Payment Date or maintained in the Principal Collection Account for such use) with respect to any Reinvestment of Principal Collections and the acquisition of Loans as permitted by this Agreement or (ii) to repay the Advances Outstanding; provided that any Available Funds in the Principal Collection Account not distributed or maintained pursuant to this clause (2) shall, on such Payment Date, be distributed in accordance with the remainder of this Section 2.7(b); (3) to the extent not paid pursuant to Section 2.7(a), to the applicable Person, in the order of priority set forth in Section 2.7(a), such amounts payable pursuant to clause (9) thereof; (4) after the Revolving Period End Date, to the Administrative Agent to be distributed pro rata to the Lenders to repay the Advances until paid in full; -81- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(5) to the extent not paid pursuant to Section 2.7(a), to the applicable Person, in the order of priority set forth in Section 2.7(a), such amounts payable pursuant to clauses (10) through (15) thereof; and

(6) any remaining amounts shall be distributed (i) if a Default (about which notice has been given to ~~the~~a Borrower or ~~the~~a Borrower otherwise has knowledge thereof) has occurred and is continuing, to the Principal Collection Account, or (ii) otherwise, to the Operating Account or as otherwise directed by the ~~Borrower~~Borrowers, which amounts may be used by the ~~Borrower~~Borrowers to make Restricted Payments or for any other purpose permitted hereunder.

Section 2.8 Alternate Settlement Procedures.

On (1) each Payment Date and (2) to the extent requested by the Administrative Agent in its sole discretion, on any Business Day, in each case, (a) following the occurrence of and during the continuation of an Event of Default or (b) following the declaration of the occurrence, or the deemed occurrence, as applicable, of the Termination Date pursuant to Section 9.2(a), the Collateral Manager (or, after delivery of a Notice of Exclusive Control, the Administrative Agent) shall direct (which direction shall be deemed given upon receipt by the Collateral Custodian of the related Payment Date Report) the Collateral Custodian to pay pursuant to the latest Payment Date Report or such other direction as may be timely given by the Administrative Agent (and the Collateral Custodian shall make payment from the Collection Account to the extent of Available Funds and amounts in the Operating Account, in reliance on the information set forth in such Payment Date Report or such other direction) to the following Persons, the following amounts in the following order of priority:

(1) to the ~~Borrower~~Borrowers, in respect of Taxes (but excluding all Taxes imposed on net income), registration and filing fees then due and owing by ~~the~~any Borrower (or its direct and indirect equity holders) that are attributable solely to the operations of ~~the~~any Borrower; provided that amounts payable with respect to Taxes, registration and filing fees pursuant to this clause (1) during any one (1) year shall not, individually or in the aggregate, exceed $15,000;

(2) *first*, to the Collateral Manager, in an amount equal to all reasonable and necessary out-of-pocket costs and expenses of the Collateral Manager incurred in connection with any sale of Collateral, not to exceed $125,000 in the aggregate during any calendar year, and *second*, to the Collateral Custodian and the Securities Intermediary *pro rata*, in an amount equal to any accrued and unpaid Collateral Custodian Fees;

(3) [reserved];

(4) (x) initially, to Willow Tree Corporation, and (y) after the resignation or removal of Willow Tree Corporation (or any other Affiliate of any Loan Party) as the Collateral Manager hereunder, *first*, to the Collateral Manager

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(including, for the avoidance of doubt, the Replacement Collateral Manager, if applicable), to pay any accrued and unpaid Senior Collateral Manager Fees, or the Replacement Collateral Manager Fees, as applicable, and, second, to pay all documented fees and expenses of the Collateral Manager (including, without limitation, reasonable attorney’s fees, costs and expenses), in each case in an aggregate amount with respect to such documented fees and expenses in any rolling 12-month period not to exceed $100,000; (5) to the Administrative Agent, in an amount equal to any accrued and unpaid fees, expenses and indemnities set forth in the Transaction Documents; (6) to the Administrative Agent to be distributed pro rata to each Lender, in an amount equal to any accrued and unpaid Non-Usage Fee (such Non-Usage Fee to be allocated based on the unused Commitment of each Lender) and any accrued and unpaid Breakage Costs; (7) to the Administrative Agent to be distributed pro rata to each Lender, any accrued and unpaid Interest with respect to Advances made by such Lender; (8) to the Administrative Agent to be distributed pro rata to the Lenders to repay the principal on the Advances Outstanding of such Lenders; (9) to make a RIC Tax Distribution to the Transferor; (10) to the Administrative Agent to be distributed to the Administrative Agent, any applicable Lender, the Collateral Custodian, the Securities Intermediary, the Collateral Administrator, the Indemnified Parties, or the Secured Parties, as applicable, all other fees and amounts, including any unpaid Administrative Expenses or Collateral Custodian Fees, any amounts accrued and unpaid under the Fee Letter, Breakage Costs, Increased Costs, Indemnified Taxes, and indemnities, but other than the principal of Advances Outstanding, then due under this Agreement; (11) to the Collateral Manager to pay out-of-pocket costs and expenses of the Collateral Manager not paid pursuant to clause (2) or clause (4) above; (12) to the BorrowerBorrowers to pay amounts of the type described in clause (1), to the extent not otherwise paid pursuant to clause (1); and (13) to the extent the Obligations (other than contingent Obligations for which no claim has been made) have been paid in full, any remaining amounts shall be distributed to the Operating Account or as otherwise directed by the BorrowerBorrowers, which amounts may be used by the -83- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

BorrowerBorrowers to make Restricted Payments or for any other purpose permitted hereunder. Section 2.9 Collections and Allocations. (a) Collections. The Collateral Manager shall transfer, or cause to be transferred, all Collections received directly by it to the General Collection Account within two (2) Business Days after such Collections are received. The Collateral Manager shall promptly identify any Collections received as being on account of Interest Collections or Principal Collections and shall segregate and transfer, or cause to be transferred, all Principal Collections and Interest Collections in accordance with Section 5.1(f). (b) Excluded Amounts. The Collateral Manager may withdraw from the Collection Account any deposits thereto constituting Excluded Amounts, provided that the Collateral Manager shall, concurrently with such withdrawal, deliver to the Administrative Agent and each Lender a report setting forth the calculation of such Excluded Amounts in form and substance reasonably satisfactory to the Administrative Agent. (c) Initial Deposits. On the Funding Date with respect to any Loan, the Collateral Manager will deposit into the Collection Account all Collections, if any, received on or before such Funding Date in respect of Loans being transferred to and included as part of the Collateral on such date. (d) Investment of Funds. Until the occurrence of an Event of Default, to the extent there are uninvested amounts deposited in the Accounts, all such amounts shall be invested in Permitted Investments selected by the Collateral Manager (or pursuant to standing instructions provided by the Collateral Manager); provided that, from and after the occurrence of an Event of Default, to the extent there are uninvested amounts in the Accounts, all such amounts may be invested in Permitted Investments selected by the Administrative Agent (which may be standing instructions). All earnings (net of losses and investment expenses) thereon shall be retained or deposited into the applicable Account and shall be applied as Collections on each Payment Date pursuant to the provisions of Section 2.7 and Section 2.8 (as applicable). (e) Unfunded Exposure Account. (i) TheNo Borrower shall not acquire any Delayed Draw Loan or Revolving Loan unless, in each case, immediately after giving effect to such acquisition or issuance, thesuch Borrower shall deposit an amount equal to the Required Funding Amount with respect to such Delayed Draw Loan or Revolving Loan, as applicable, into the Unfunded Exposure Account. Subject to the satisfaction of the Withdrawal Conditions, amounts on deposit in the Unfunded Exposure Account may be withdrawn by thesuch Borrower (x) to fund any draw requests of the relevant Obligors under any Revolving Loan or Delayed Draw Loan or (y) to make a deposit into the Principal Collections Account. Any such withdrawal will be subject to the following conditions (the “Withdrawal Conditions”): -84- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(1) after giving effect to any such withdrawal under clause (x) above, no Borrowing Base Deficiency exists; and

(2) after giving effect to any such withdrawal under clause (x) or (y) above, the aggregate amount on deposit in the Unfunded Exposure Account is equal to or greater than the aggregate Required Funding Amount with respect to all Loans included in the Collateral.

(ii) Any draw request made by an Obligor under a Revolving Loan or Delayed Draw Loan, along with wiring instructions for the applicable Obligor, shall be forwarded by the applicable Borrower to the Collateral Custodian (with a copy to the Administrative Agent) along with an instruction to the Collateral Custodian to withdraw the applicable amount from the Unfunded Exposure Account and, to the extent received by ~~the~~such Borrower or the Collateral Manager, a certification from the Obligor (which may be a notice of borrowing) that the conditions to fund such draw are satisfied, and the Collateral Custodian shall fund such draw request in accordance with such instructions from ~~the~~such Borrower.

(iii) If ~~the~~a Borrower shall receive any Principal Collections from an Obligor with respect to a Revolving Loan and, as of the date of such receipt (and after taking into account such repayment), the aggregate amount on deposit in the Unfunded Exposure Account is less than the aggregate Required Funding Amount with respect to all Loans included in the Collateral (the amount of such shortfall, in each case, the "Unfunded Exposure Shortfall"), the Collateral Custodian shall deposit into the Unfunded Exposure Account an amount of such Principal Collections equal to the lesser of (a) the aggregate amount of such Principal Collections and (b) the Unfunded Exposure Shortfall as directed by ~~the~~a Borrower (or Collateral Manager on its behalf).

(f) Operating Account. At any time, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the ~~Borrower~~Borrowers may cause any amounts on deposit in the Operating Account to be disbursed at the discretion of the ~~Borrower~~Borrowers. For the avoidance of doubt, the ~~Borrower~~Borrowers may use the proceeds of Advances on deposit in the Operating Account for the purpose of acquiring Loans to be pledged as Collateral by ~~the~~a Borrower hereunder subject, in each case, to the satisfaction of the requirements set forth in Section 3.2. If an Event of Default has occurred and is continuing, any amounts in the Operating Account shall be available for application in accordance with Section 2.8.

(g) Limitation on Transfers. Except as set forth in Sections 2.7, 2.8, 2.9(b), 2.14 and 5.1(f), neither the ~~Borrower~~Borrowers nor the Collateral Manager shall withdraw or order a transfer of funds from any Collection Account, and the Collateral Custodian shall not comply with an order or direction from the ~~Borrower~~Borrowers or the Collateral Manager to withdraw or transfer funds from any Collection Account, in any case, without the prior written consent of the Administrative Agent, which consent may be given at the Required Lenders' sole discretion. On each Payment Date, amounts in the Interest Collection Account and the Principal Collection Account shall be applied to make the payments and disbursements described in

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Section 2.7 or 2.8, as applicable. For the avoidance of doubt, neither the ~~Borrower~~Borrowers nor the Collateral Manager will instruct, nor will the Collateral Custodian permit, any release of funds from any Collection Account except in accordance with this Section 2.9(g).

Section 2.10 Payments, Computations, Etc.

(a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the ~~Borrower~~Borrowers or the Collateral Manager to the Administrative Agent or the other Secured Parties hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. on the day when due in lawful money of the United States in immediately available funds and any amount not received before such time shall be deemed received on the next Business Day. The ~~Borrower~~Borrowers or the Collateral Manager, as applicable, shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder at the Interest Rate applicable during an Event of Default, payable on demand; provided that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of the applicable Secured Party. All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to the Base Rate, which shall be based on a year consisting of 365 or 366 days) for the actual number of days elapsed.

(b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. To the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs pursuant to Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest at the Interest Rate until repaid in full.

(c) If any Advance requested by the ~~Borrower~~Borrowers is not effectuated as a result of ~~the~~any Borrower's actions or failure to fulfill any condition under Section 3.2 applicable to ~~the~~any Borrower, as the case may be, on the date specified therefor, except as a result of the gross negligence, bad faith, fraud or willful misconduct of any Lender (as determined by a court of competent jurisdiction in a final, non-appealable judgment), the ~~Borrower~~Borrowers shall indemnify the applicable Lender against any reasonable loss, cost or expense incurred by the applicable Lender, to the extent reasonable and documented (other than any such loss, cost or expenses due to the gross negligence, bad faith, fraud, or willful misconduct of such Lender (as determined by a court of competent jurisdiction in a final, non-appealable judgment)), including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Advance. Any such Lender shall provide to the ~~Borrower~~Borrowers documentation setting forth the amounts of any loss, cost or expense referred to in the previous sentence.

(d) If at any time after the Effective Date, the Advances Outstanding hereunder are not allocated among the Lenders in accordance with their respective Pro Rata Shares, the Lenders agree to make such purchases and sales of interests in the Advances

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Outstanding between themselves so that each Lender is then holding its relevant Pro Rata Share of Advances Outstanding based on their Commitments at such time (such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith), with all subsequent extensions of credit under this Agreement to be made in accordance with the respective Pro Rata Shares, of the Lenders from time to time party to this Agreement as provided herein. (e) The BorrowerBorrowers shall have the option to (i) request that any Advance bear interest at Term SOFR or (ii) continue any Advance that bears interest at Term SOFR as an Advance that bears interest at Term SOFR upon the expiration of the applicable Interest Period and the succeeding Interest Period of that continued Advance shall commence on the last day of the Interest Period of the Advance to be continued. Any such election must be made by no later than 12:00 p.m. on the third (3rd) U.S. Government Securities Business Day prior to (1) the Interest Period of any proposed Advance that bears interest at Term SOFR, or (2) the end of the Interest Period with respect to any Advance that bears interest at Term SOFR to be continued as such. If no election is received with respect to an Advance that bears interest at Term SOFR by 12:00 p.m. on the third (3rd) U.S. Government Securities Business Day prior to the end of the Interest Period with respect thereto, such Loan shall be converted to a Loan that bears interest at Daily Simple SOFR at the end of its Interest Period. BorrowerThe Borrowers must make such election by notice to the Administrative Agent in writing. In the case of any continuation, such election must be made pursuant to a Notice of Continuation, to the Administrative Agent (with a copy to the Collateral Custodian). Notwithstanding the foregoing, at no time shall there be more than six (6) Advances that bear interest at Term SOFR outstanding. (f) In the event the Collateral Custodian receives instructions from the Collateral Manager or the BorrowerBorrowers which conflict with any instruction received by the Administrative Agent with respect to dispositions of the Collateral, the Collateral Custodian shall rely on and follow the instructions given by the Administrative Agent. Section 2.11 Fees. (a) The Collateral Custodian, the Collateral Administrator and the Securities Intermediary shall be entitled to receive the Collateral Custodian Fees in accordance with Sections 2.7 and 2.8, as applicable. (b) On each Payment Date during the Revolving Period and, if applicable, the Payment Date immediately after the end of the Revolving Period, the BorrowerBorrowers shall pay to the Administrative Agent, for the benefit of the Lenders, the allocated portion (based on the unused Commitment of each Lender) of the Non-Usage Fee. Section 2.12 Increased Costs; Capital Adequacy; Illegality. (a) If either (i) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by the Administrative Agent or any Lender with any -87- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

guideline or request from any central bank or other Governmental Authority having jurisdiction over the Administrative Agent or such Lender (as determined by the Administrative Agent or such Lender, as applicable, in good faith, such determination being conclusive for the purposes of this Section 2.12 absent manifest error) (whether or not having the force of law), shall (a) subject the Administrative Agent or any Lender to any Tax or increased Tax of any kind whatsoever (other than (A) Indemnified Taxes that are covered under Section 2.13(a) and (B) Excluded Taxes) with respect to this Agreement, (b) impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, the Administrative Agent or any Lender or (c) impose any other condition (other than with respect to Taxes) affecting the Administrative Agent’s or any Lender’s rights hereunder or under any other Transaction Document, the result of which is to increase the cost to the Administrative Agent or any Lender or to reduce the amount of any sum received or receivable by the Administrative Agent or a Lender under this Agreement or under any other Transaction Document, and in each case the Administrative Agent or such Lender has made a similar determination with respect to other facilities similarly situated other than for the reason of identifiable legal differences between such facilities, then on the Payment Date following the tenth (10th) Business Day after demand by the Administrative Agent or such Lender (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for such demand), and in any case the BorrowerBorrowers shall pay directly to the Administrative Agent or such Lender such additional amount or amounts as will compensate the Administrative Agent or such Lender for such additional or increased cost incurred or such reduction suffered but only to the extent there are amounts available therefor pursuant to Section 2.7 and Section 2.8 (it being understood and agreed that to the extent there are not amounts available therefor on such Payment Date, such amounts shall be payable to the Administrative Agent or such Lender on the next Payment Date on which amounts therefor are available); provided that any such determination by the Administrative Agent or such Lender, as applicable, shall be made in good faith. (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by the Administrative Agent or any Lender with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency having jurisdiction over the Administrative Agent or such Lender (as determined by the Administrative Agent or such Lender, as applicable, in good faith, such determination being conclusive for the purposes of this Section 2.12 absent manifest error) (whether or not having the force of law), including compliance by the Administrative Agent or a Lender with any request or directive regarding capital adequacy has the effect of reducing the rate of return on the capital of the Administrative Agent or a Lender (other than any reduction on account of Tax) as a consequence of its obligations hereunder or arising in connection herewith to a level below that which the Administrative Agent or any such Lender could have achieved but for such introduction, change or compliance (taking into consideration the policies of the Administrative Agent or such Lender with respect to capital adequacy) by an amount deemed by the Administrative Agent or such Lender in good faith to be material, and in each case the Administrative Agent or such Lender has made a similar determination with respect to other facilities similarly situated other than for -88- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the reason of identifiable legal differences between such facilities, then from time to time, on the Payment Date following the tenth (10th) Business Day after demand by the Administrative Agent or such Lender (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for such demand), the BorrowerBorrowers shall pay directly to the Administrative Agent or such Lender such additional amount or amounts as will compensate the Administrative Agent or such Lender for such reduction but only to the extent there are amounts available therefor pursuant to Section 2.7 and Section 2.8 (it being understood and agreed that to the extent there are not amounts available therefor on such Payment Date, such amounts shall be payable to the Administrative Agent or such Lender on the next Payment Date on which amounts therefor are available); provided that notwithstanding anything in this Section 2.12(b) to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in law” for the purposes of clause (i) above, regardless of the date enacted, adopted or issued. Notwithstanding the foregoing, this clause (b) shall not apply with respect to Taxes. (c) If, as a result of any event or circumstance described in clause (a) or (b) of this Section 2.12, the Administrative Agent or any Lender is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to the Administrative Agent or such Lender in connection with this Agreement or the funding or maintenance of Advances hereunder (and the Administrative Agent or such Lender, as applicable, is required to compensate such banks or other financial institutions or similarly situated banks or other financial institutions under other facilities similarly situated other than for the reason of identifiable legal differences between such facilities), then on the Payment Date following the tenth (10th) Business Day after demand by the Administrative Agent or such Lender, the BorrowerBorrowers shall pay to the Administrative Agent or such Lender such additional amount or amounts as may be necessary to reimburse the Administrative Agent or such Lender for any amounts payable or paid by it but only to the extent there are amounts available therefor pursuant to Section 2.7 and Section 2.8 (it being understood and agreed that to the extent there are not amounts available therefor on such Payment Date, such amounts shall be payable to the Administrative Agent or such Lender on the next Payment Date on which amounts therefor are available). (d) In determining any amount provided for in this Section 2.12, the Administrative Agent or any applicable Lender may use any reasonable averaging and attribution methods. The Administrative Agent or a Lender making a claim under this Section 2.12 shall submit to the BorrowerBorrowers a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent manifest error. In determining any amount provided for in this Section 2.12, the Administrative Agent or the applicable Lender will act reasonably and in good faith. (e) [Reserved]. -89- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(f) Failure or delay on the part of the Administrative Agent or any Lender to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of the Administrative Agent's or such Lender's right to demand or receive such compensation. Notwithstanding anything to the contrary in this Section 2.12, the ~~Borrower~~Borrowers shall not be required to compensate the Administrative Agent or a Lender pursuant to this Section 2.12 for any amounts incurred or reductions suffered more than six (6) months prior to the date that the Administrative Agent or such Lender notifies the ~~Borrower~~Borrowers of the Administrative Agent's or such Lender's intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six (6) month period shall be extended to include the period of such retroactive effect.

(g) Each Lender agrees that it will take such commercially reasonable actions as the ~~Borrower~~Borrowers may reasonably request that will avoid the need to pay, or reduce the amount of, any increased amounts referred to in this Section 2.12 or Section 2.13; provided that no Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be disadvantageous to such Lender. In no event will the ~~Borrower~~Borrowers be responsible for increased amounts referred to in this Section 2.12 which relates to any other entities to which any Lender provides financing.

(h) Neither the Administrative Agent nor Lender shall exercise rights to recover Increased Costs pursuant to this Section 2.12 in a manner that is less favorable to ~~Borrower~~Borrowers than the Administrative Agent's or such Lender's exercise of such rights with respect to borrowers that are similarly situated to the ~~Borrower~~Borrowers. The Administrative Agent or any Lender recovering Increased Costs pursuant to this Section 2.12 must be charging all similarly situated borrowers or customers similar costs, damages, losses or expenses at such time. The determination of whether a borrower or customer is similarly situated shall be made by the Administrative Agent or the applicable Lender in good faith. Any such determination shall be conclusive absent manifest error.

(i) Any participant with respect to a participation interest in an Advance shall be entitled to the benefit of this Section 2.12 (subject to the requirements and limitations herein) to the same extent as if it was a Lender and had acquired its interest in the Advance by assignment; provided that such participant shall not be entitled to receive any greater payment under Section 2.12, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation.

(j) Other than with respect to a Benchmark Transition Event (for which reference is made to Section 12.18), if the Administrative Agent reasonably determines (which determination shall be conclusive and binding absent manifest error) that (i) "Daily Simple SOFR" cannot be determined pursuant to the definition thereof or (ii) "Term SOFR" cannot be determined pursuant to the definition thereof, the Administrative Agent will promptly so notify the ~~Borrower~~Borrowers and each Lender (with a copy to the Collateral Custodian). Upon notice thereof by the Administrative Agent to the ~~Borrower~~Borrowers, the ~~Borrower~~Borrowers may revoke any request for an Advance bearing interest at the applicable Benchmark that cannot be determined pursuant to the foregoing sentence and, failing that, (x) in the case of clause (i)

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above, all Advances and all Advances Outstanding shall bear interest at Term SOFR plus the Applicable Spread, (y) in the case of clause (ii) above, all Advances and all Advances Outstanding shall bear interest at Daily Simple SOFR plus the Applicable Spread and (z) in the case of the occurrence of clauses (i) and (ii) above, all Advances and all Advances Outstanding shall bear interest at the Base Rate plus the Applicable Spread, in each case, computed as otherwise described herein until the Administrative Agent revokes such notice(s); provided, however, the Administrative Agent may, with the consent of the BorrowerBorrowers and in consultation with the applicable Lender, establish an alternative interest rate with respect to such Advances during the pendency of such period. (k) If any Lender determines that any applicable law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Advances whose interest is determined by reference to Daily Simple SOFR or Term SOFR, as applicable, or to determine to charge interest rates based upon Daily Simple SOFR or Term SOFR, as applicable, then, upon notice thereof by such Lender to the BorrowerBorrowers (through the Administrative Agent), any obligation of such Lender to make or continue Advances that bear interest at Daily Simple SOFR or Term SOFR, as applicable, shall be suspended until such Lender notifies the Administrative Agent and the BorrowerBorrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the BorrowerBorrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay (pursuant to Section 2.3(a)) without any penalty, fee or premium (but in each case excluding Breakage Costs), or, if applicable, convert all Advances that bear interest at Daily Simple SOFR or Term SOFR, as applicable, of such Lender to Advances that bear interest at the Base Rate (or convert to Daily Simple SOFR or Term SOFR, as applicable), on the Payment Date therefor, if such Lender may lawfully continue to maintain such Advances that bear interest at Daily Simple SOFR or Term SOFR, as applicable, to such day, or immediately, if such Lender may not lawfully continue to maintain such Advances that bear interest at Daily Simple SOFR or Term SOFR, as applicable. Section 2.13 Taxes. (a) Defined Terms. For purposes of this Section 2.13, the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of theany Borrower under this Agreement or any other Transaction Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then (i) the applicable Withholding Agent shall be entitled to make such deduction or withholding, (ii) the applicable Withholding Agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law, and (iii) if such Tax is an Indemnified Tax, then the sum payable by thesuch Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.13) the applicable Secured Party receives an amount equal to the sum it would have received had no such deduction or withholding been made. -91- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(c) Payment of Other Taxes by the ~~Borrower~~Borrowers. The ~~Borrower~~Borrowers shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d) Indemnification by the ~~Borrower~~Borrowers. The ~~Borrower~~Borrowers shall indemnify each applicable Secured Party, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.13) payable or paid by such Secured Party or required to be withheld or deducted from a payment to such Secured Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the ~~Borrower~~Borrowers by a Secured Party (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Secured Party, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (x) any Indemnified Taxes attributable to such Lender (but only to the extent that the ~~Borrower has~~Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the ~~Borrower~~Borrowers to do so), (y) any Taxes attributable to such Lender's failure to comply with the provisions of Section 12.16(~~d~~b) relating to the maintenance of a Participant Register and (z) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Transaction Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.13(e).

(f) Evidence of Payments. As soon as practicable after any payment of Taxes by ~~the~~a Borrower to a Governmental Authority pursuant to this Section 2.13, ~~the~~such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g) Status of Lenders.

(i) Any Secured Party that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the ~~Borrower~~Borrowers and the Administrative Agent, at the time or times reasonably requested by the ~~Borrower~~Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the

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~~Borrower~~Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Secured Party, if reasonably requested by the ~~Borrower~~Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the ~~Borrower~~Borrowers or the Administrative Agent as will enable the ~~Borrower~~Borrowers or the Administrative Agent to determine whether or not such Secured Party is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.13(g)(ii)(~~A~~1), (ii)(~~B~~2) and (ii)(~~D~~4) below) shall not be required if in the Secured Party's reasonable judgment such completion, execution or submission would subject such Secured Party to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Secured Party.

(ii) Without limiting the generality of the foregoing,

(1) any Lender that is a U.S. Person shall deliver to the ~~Borrower~~Borrowers and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the ~~Borrower~~Borrowers or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(2) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the ~~Borrower~~Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the ~~Borrower~~Borrowers or the Administrative Agent), whichever of the following is applicable:

a. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty;

b. executed copies of IRS Form W-8ECI;

c. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section

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881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of thea Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to thea Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or d. to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by executed copies of IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-9, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner; (3) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the BorrowerBorrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the BorrowerBorrowers or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the BorrowerBorrowers or the Administrative Agent to determine the withholding or deduction required to be made; and (4) if a payment made to a Secured Party under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Secured Party were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Secured Party shall deliver to the BorrowerBorrowers and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the BorrowerBorrowers or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the -94- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Code) and such additional documentation reasonably requested by the BorrowerBorrowers or the Administrative Agent as may be necessary for the BorrowerBorrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Secured Party has complied with such Secured Party’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.13(g)(ii)(4), “FATCA” shall include any amendments made to FATCA after the Effective Date. Each Secured Party agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the BorrowerBorrowers and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.13 (including by the payment of additional amounts pursuant to this Section 2.13), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.13 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the written request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.13(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.13(h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.13(h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.13(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and Advances and the repayment, satisfaction or discharge of all obligations under any Transaction Document. Section 2.14 Reinvestment; Discretionary Sales, Substitutions and Repurchases of Loans. (a) Reinvestment. On the terms and conditions hereinafter set forth as certified in writing to the Administrative Agent and the Collateral Custodian, on any date prior to the Revolving Period End Date (in the case of clause (i) below) or the Termination Date (in -95- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the case of clause (ii) below), and without limiting the provisions of Section 2.7(a) on each Payment Date, ~~the~~any Borrower may withdraw funds on deposit in the Principal Collection Account for the following purposes:

(i) to reinvest such funds in Loans to be pledged hereunder (a "Reinvestment"), so long as (1) all applicable conditions precedent set forth in Section 3.2 have been satisfied, (2) each Loan acquired by ~~the~~such Borrower in connection with such reinvestment shall be an Eligible Loan, (3) no Event of Default has occurred and is continuing and, immediately after giving effect to such Reinvestment, no Default or Event of Default shall have occurred, and (4) immediately after giving effect to such Reinvestment, there shall not exist a Borrowing Base Deficiency; provided that, notwithstanding anything to the contrary set forth in Section 3.2, in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to such Reinvestment, ~~the~~such Borrower may effect a Reinvestment so long as, immediately after giving effect to such Reinvestment and any other sale or transfer or other action taken in accordance with Section 2.6 substantially contemporaneous therewith, the Borrowing Base Deficiency is reduced to zero Dollars ($0); or

(ii) to make payments in respect of the Advances Outstanding at such time in accordance with and subject to the terms of Section 2.3.

Upon the satisfaction of the applicable conditions set forth in Section 2.14(a) (as certified by ~~the~~such Borrower to the Administrative Agent and the Collateral Custodian, and as acknowledged by the Administrative Agent to the Collateral Custodian), the Collateral Custodian will release funds from the Principal Collection Account to ~~the~~such Borrower in an amount not to exceed the lesser of (A) the amount requested by ~~the~~such Borrower and (B) the amount on deposit in the Principal Collection Account on such day.

(b) Substitutions. ~~The~~Any Borrower may, subject to clauses (e) and (f) below, replace any Loan with another Loan (each such sale and reinvestment, a "Substitution") so long as (i) each substitute Loan acquired by ~~the~~such Borrower in connection with a Substitution shall be an Eligible Loan, (ii) all applicable conditions precedent set forth in Section 3.2 have been satisfied with respect to each Loan to be acquired by ~~the~~such Borrower in connection with such Substitution and (iii) from and after the Revolving Period End Date, the cash principal payment schedule with respect to any substitute Loan acquired by ~~the~~such Borrower in connection with a Substitution shall be substantially similar to the Loan sold or otherwise transferred in connection with such Substitution.

(c) Discretionary Sales. Upon notice by ~~the~~a Borrower, unless waived by the Administrative Agent, (with a copy to the Collateral Custodian), ~~the~~such Borrower shall be permitted, subject to clauses (e) and (f) below, to sell Loans (or portions thereof, each, a "Discretionary Sale"); provided that ~~the~~such Borrower shall make a deposit in the Collection Account in immediately available funds in an amount equal to the net cash price received by ~~the~~such Borrower pursuant to any Discretionary Sale promptly upon ~~the~~such Borrower's receipt of such cash price.

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(d) Repurchase or Substitution of Warranty Loans. Not later than five (5) Business Days following the earlier of (i) knowledge by ~~the~~a Borrower or the Collateral Manager that any Loan constitutes a Warranty Loan or (ii) receipt by ~~the~~a Borrower from the Administrative Agent of written notice thereof, ~~the~~such Borrower shall either:

(i) cause the Transferor to repurchase such Loan and make a deposit to the Collection Account in immediately available funds in an amount equal to (A) the Outstanding Balance of the related Warranty Loan as of the date of the repurchase, multiplied by (B) the Purchase Price (without giving effect to the proviso in the definition thereof) plus, only with respect to the repurchase of Warranty Loans, any expenses or fees with respect to such Loan; provided that the Administrative Agent shall have the right to determine whether the amount so deposited is sufficient to satisfy the foregoing requirements; or

(ii) substitute for such Warranty Loan a substitute Eligible Loan, provided that all requirements with respect to Substitutions set forth in this Section 2.14 are satisfied.

Upon receipt of written certification from the applicable Borrower certifying to the confirmation of the deposit of the amounts set forth in Section 2.14(d)(i) into the Collection Account or the delivery by ~~the~~such Borrower of a substitute Eligible Loan for each Warranty Loan (the date of such confirmation or delivery, the "Release Date"), such Warranty Loan and related Underlying Assets shall be removed from the Collateral and, as applicable, the substitute Eligible Loan and related Underlying Assets shall be included in the Collateral. On the Release Date of each Warranty Loan, the Administrative Agent, for the benefit of the Secured Parties, shall automatically and without further action be deemed to release to the applicable Borrower, without recourse, representation or warranty, all the right, title and interest and any Lien of the Administrative Agent, for the benefit of the Secured Parties in, to and under the Warranty Loan and any related Underlying Assets, and all future monies due or to become due with respect thereto shall be deemed to be released. ~~The~~Such Borrower may (A) on and after the Release Date, transfer such Warranty Loan and (B) transfer any Equity Security, in each case, without restriction; provided that immediately after giving effect to any such transfer described in the foregoing clause (B), there shall not exist a Borrowing Base Deficiency. Notwithstanding the foregoing or anything herein to the contrary, upon the request of the ~~Borrower~~Borrowers, the Administrative Agent may, in its sole discretion, waive the requirement to repurchase or substitute any Loan pursuant to this Section 2.14(d).

(e) Conditions to Sales, Substitutions and Repurchases. Any Discretionary Sale or sale pursuant to a Substitution effected pursuant to this Section 2.14 shall be subject to the satisfaction of the following conditions:

(i) on or prior to the date of such Discretionary Sale or sale pursuant to a Substitution (or such later date as may be agreed by the Administrative Agent in its sole discretion), the applicable Borrower shall deliver to the Administrative Agent (with a copy to Collateral Custodian) (x) a Borrowing Base Certificate that gives effect to such Discretionary Sale or sale pursuant to a Substitution, (y) a list of all Loans to be sold or

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substituted (which may be included in the Borrowing Base Certificate referenced in clause (x)) and (z) notice of any amount to be deposited into the Collection Account in connection with any sale or Substitution (which may be included in the Borrowing Base Certificate referenced in clause (x)); (ii) [reserved]; (iii) [reserved]; (iv) the representations and warranties contained in Section 4.1 and 4.2 hereof shall continue to be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects, and except for those representations and warranties made as of a specific date, which are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of such date) following any sale or Substitution, except to the extent any such representation or warranty relates to an earlier date, (v) any repayment of Advances Outstanding in connection with any sale or Substitution of Loans hereunder shall comply with the requirements set forth in Section 2.3; (vi) any Discretionary Sale or sale in connection with a Substitution shall be made by the Collateral Manager, on behalf of the applicable Borrower, in a transaction (1) reflecting arms-length market terms and (2) in which thesuch Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to such sale (other than that thesuch Borrower has good title thereto, free and clear of all Liens and has the right to sell the related Loan and other representations which are customarily made or provided in connection with the sale of assets of such type) (and the parties agree that the assignment agreement form attached as an exhibit to the applicable Underlying Instrument (solely to the extent such assignment agreement form (x) is reasonable and customary for a credit facility of the type to which such sale relates and (y) does not contain atypical or unusually burdensome covenants or representations and warranties in respect of thesuch Borrower, in each case, in the Collateral Manager’s reasonable and good faith discretion) shall satisfy this clause (2)); provided that if a Default or Event of Default has occurred and is continuing any Discretionary Sale or sale in connection with a Substitution to an Affiliate of thea Borrower shall require the prior written consent of the Administrative Agent in its reasonable discretion (unless, solely in the case of a Default (and not an Event of Default), such Default is remedied upon consummation of such sale); provided further that, the Administrative Agent’s prior written consent shall not be required for any such Discretionary Sale or sale in connection with a Substitution that satisfies the requirement of clause (C) of Section 2.14(e)(vii). -98- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(vii) (A) no Collateral Manager Termination Event, Default or Event of Default shall have occurred and be continuing and, immediately after giving effect to any Discretionary Sale or Substitution, as applicable, no Collateral Manager Termination Event, Default or Event of Default shall have occurred (unless, solely in the case of a Default (and not an Event of Default), such Default is remedied upon consummation of such sale); (B) notwithstanding anything set forth in this Section 2.14, immediately after giving effect to any Discretionary Sale or Substitution, as applicable, there shall not exist a Borrowing Base Deficiency; provided that, notwithstanding the foregoing or anything to the contrary set forth in Section 3.2, in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to a Substitution or Discretionary Sale, such Borrower may effect such Substitution or Discretionary Sale so long as, immediately after giving effect to such Substitution or Discretionary Sale and any other sale or transfer or other action taken in accordance with Section 2.6 substantially contemporaneous therewith, the Borrowing Base Deficiency shall be reduced to zero ($0); and (C) unless consented to by the Administrative Agent in its sole discretion, (x) the net cash price received by thesuch Borrower pursuant to any Discretionary Sale (determined taking into account any cash equity contribution received by thesuch Borrower in connection and concurrently therewith) shall be equal to or greater than the Adjusted Borrowing Value of the Loan sold in connection with such Discretionary Sale; provided that, solely for the purpose of determining if this clause (C)(x) has been satisfied, with respect to any Loan for which the net cash price received by thesuch Borrower equals or exceeds ninety-five percent (95.0%) of the Outstanding Balance thereof, the net cash price received by thesuch Borrower shall be treated as if it were one hundred percent (100.0%) of the Outstanding Balance of such Loan and (y) the Adjusted Borrowing Value of the substitute Loan acquired by thesuch Borrower in connection with any Substitution (determined taking into account any cash equity contribution received by thesuch Borrower in connection and concurrently therewith) shall be greater than the Adjusted Borrowing Value of the Loan sold or otherwise transferred in connection with such Substitution; (viii) the BorrowerBorrowers shall pay an amount equal to all Breakage Costs and all accrued and unpaid reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Lenders and the Collateral Custodian in connection with any such sale, Substitution or repurchase (including, but not limited to, expenses incurred in connection with the release of the Lien of the Administrative Agent on behalf of the Secured Parties in connection with such sale, Substitution or repurchase), including, without limitation, reasonable and documented legal fees and expenses of (A) a single outside counsel, and a single local counsel in any applicable jurisdiction, of the Administrative Agent and the Lenders, taken as a whole, provided that, if any Lender reasonably determines in good faith that it is necessary or advisable to retain its own counsel by reason of conflict of interest, the BorrowerBorrowers shall reimburse such Lender for the reasonable and documented out-of-pocket fees and disbursements of such counsel and (B) a single outside counsel, and a single local counsel in any applicable jurisdiction, of the Collateral Custodian; and -99- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(ix) notwithstanding anything to the contrary in this Section 2.14(e), during the Revolving Period, so long as no Event of Default has occurred and is continuing and, immediately after giving effect thereto, no Default or Event of Default shall have occurred, ~~the~~any Borrower may dispose of any Zero Value Asset through a Discretionary Sale, Substitution or otherwise without satisfying any other requirement of this Section 2.14(e).

(f) Limitations on Sales, Substitutions and Repurchases.

(i) The aggregate Outstanding Balance of all Loans (other than Zero Value Assets transferred at a time when no Default or Event of Default is continuing and Warranty Loans) which are transferred by ~~the~~a Borrower to the Transferor or an Affiliate thereof in connection with a Substitution, a Discretionary Sale or the transfer to the Transferor pursuant to a Restricted Payment shall not exceed during any 12-month rolling period (or such lesser number of months as shall have elapsed since the Effective Date) in the aggregate twenty percent (20.00%) of the Net Purchased Loan Balance measured as of the date of such Substitution, Discretionary Sale or dividend.

(ii) Notwithstanding the limitation set forth in Section 2.14(f)(i), and subject to satisfaction of all other applicable requirements set forth in this Section 2.14 or elsewhere in this Agreement, so long as no Default or Event of Default has occurred and is continuing, ~~the~~any Borrower may transfer Loans that are Zero Value Assets to the Transferor or an Affiliate thereof in connection with a Substitution, a Discretionary Sale or the transfer to the Transferor pursuant to a Restricted Payment without regard to the limitation set forth in Section 2.14(f)(i); provided however, that such transfer may not cause the sale of Loans pursuant to the Transaction Documents to fail to qualify as a true sale such that Milbank LLP or another legal counsel of national standing could no longer render a customary true sale opinion with respect thereto.

(g) Notices to Lenders. If requested by a Lender, the Administrative Agent shall provide such Lender with copies of any notices and other materials received by the Administrative Agent pursuant to this Section 2.14 in connection with any sale, Substitution, or repurchase of Loans. Upon request from the Collateral Custodian (acting solely at the direction of the Required Lenders), the applicable Borrower (or Collateral Manager, on its behalf) shall deliver an Officer's Certificate to the Collateral Custodian, on which it may conclusively rely, to the effect that all conditions precedent to such sale, Substitution or repurchase of Loans, as the case may be, have been satisfied.

Section 2.15 Assignment of the Sale ~~Agreement~~Agreements.

~~The~~Each Borrower hereby collaterally assigns to the Administrative Agent, for the ratable benefit of the Secured Parties hereunder, all of ~~the~~such Borrower's right, title and interest in and to, but none of its obligations under, the Sale ~~Agreement~~Agreements, any Third Party Sale Agreement and any UCC financing statements filed under or in connection therewith to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the

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~~Borrower~~Borrowers arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, absolute or contingent. In furtherance and not in limitation of the foregoing, ~~the~~each Borrower hereby collaterally assigns to the Administrative Agent for the benefit of the Secured Parties its right to indemnification under the Sale ~~Agreement~~Agreements and any Third Party Sale Agreement. ~~The~~Each Borrower confirms that, following the occurrence and during the continuation of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, shall have the right to enforce ~~the~~such Borrower's rights and remedies under the Sale ~~Agreement~~Agreements, any Third Party Sale Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the Secured Parties.

Section 2.16 Defaulting Lenders.

(a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(i) That Defaulting Lender's right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.1.

(ii) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: *first*, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; *second*, as the ~~Borrower~~Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; *third*, if so determined by the Administrative Agent and the ~~Borrower~~Borrowers, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Advances under this Agreement; *fourth*, to the payment of any amounts owing to the Lenders, as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; *fifth*, so long as no Default or Event of Default exists, to the payment of any amounts owing to the ~~Borrower~~Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the ~~Borrower~~Borrowers against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; and *sixth*, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Advances in respect of which that Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Advances of all non-Defaulting Lenders on a *pro rata* basis prior to being applied to the payment of any Advances of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.16 shall be deemed

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paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) No Defaulting Lender shall be entitled to receive any fees payable by the ~~Borrower or its~~Borrowers or their respective Affiliates pursuant to any Transaction Document for any period during which that Lender is a Defaulting Lender (and the ~~Borrower~~Borrowers and their Affiliates shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(b) If the ~~Borrower~~Borrowers and the Administrative Agent agree in writing that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of Advances Outstanding of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held on a *pro rata* basis by the Lenders in accordance with their Pro Rata Shares, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the ~~Borrower~~Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender.

Section 2.17 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or requires the ~~Borrower~~Borrowers to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then such Lender shall (at the request of the ~~Borrower~~Borrowers) use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future and (ii) would not otherwise be disadvantageous to such Lender. Upon receipt of such estimate, the ~~Borrower~~Borrowers may approve the proposed designation or assignment, in which case the Lender shall use reasonable efforts to effect the same. The ~~Borrower~~Borrowers hereby ~~agrees~~agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such approved designation or assignment.

(b) Replacement of Lenders. If any Lender (other than Ally Bank so long as it is the Administrative Agent) requests compensation under Section 2.12, or if ~~the~~a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender is a Defaulting Lender hereunder, or if any Lender does not consent to any amendment or modification (including in the form of a consent or waiver) that requires the approval of all or all affected Lenders in accordance with the terms of Section 12.1 which is approved by the ~~Borrower~~Borrowers, the

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Administrative Agent and the Required Lenders, then the BorrowerBorrowers may, at itstheir sole expense and effort, upon notice to such Lender and the Administrative Agent, (1) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.16), all of its interests, rights and obligations under this Agreement and the Transaction Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) such assigning Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or theany Borrower (in the case of all other amounts); (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments thereafter; and (iii) such assignment does not conflict with Applicable Law; or (2) terminate the Commitment of such Lender and repay all Obligations of the BorrowerBorrowers owing to such Lender relating to the portion of the Advances held by such Lender as of such termination date, without the payment of any penalty, fee or premium. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the BorrowerBorrowers to require such assignment and delegation cease to apply. Section 2.18 Increase of Commitment; Facility Amount. (a) At any time during the Revolving Period, provided that no Event of Default has occurred and is continuing, the Commitment for any Lender may be increased in connection with a corresponding increase in the Facility Amount upon the written request of the BorrowerBorrowers with the prior written consent of the Administrative Agent and such Lender (and with notice to the Collateral Custodian) (an “Increased Commitment”); provided that, (i) following such Increased Commitment, the Facility Amount shall not exceed $750,000,000, and (ii) any increase in the Facility Amount shall be in a minimum amount of $25,000,000. Except for upfront fees payable to Lenders providing any Increased Commitment, any such Increased Commitment shall be on the same terms (including the pricing and maturity date) as, and pursuant to the documentation applicable to, the Commitments provided pursuant to the Agreement as of the Effective Date. Prior to, or on the date of, the effectiveness of any such Increased Commitment, if requested by the Administrative Agent or any increasing Lender, the BorrowerBorrowers shall execute and deliver to the applicable Lender a revised Note in an aggregate face amount equal to such Lender’s revised Commitment. TheEach Borrower confirms that each Lender, in its sole and absolute discretion, without regard to the value or performance of the facility documented hereby or any other factor, may elect not to increase its -103- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Commitment. Upon such increase, Annex B hereto shall be deemed to be revised to reflect such increase in each increasing Lender's Commitment.

(b) In connection with any increase in the Facility Amount, the ~~Borrower~~Borrowers may, with the written consent of the Administrative Agent, add additional Persons as Lenders (with notice to the Collateral Custodian). Each additional Lender shall become a party hereto by executing and delivering to the Administrative Agent and the ~~Borrower~~Borrowers a Joinder Supplement and a Transferee Letter.

ARTICLE III

CONDITIONS TO THE EFFECTIVE DATE AND ADVANCES

Section 3.1 Conditions to Effective Date.

No Lender and neither the Administrative Agent nor the Collateral Custodian shall be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing, by the Administrative Agent:

(a) This Agreement and the other Transaction Documents shall have been duly executed by, and delivered to, the parties thereto, and the Administrative Agent shall have received such other documents, instruments, agreements and legal opinions as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement;

(b) The Administrative Agent shall have received satisfactory evidence that the Borrower, the Transferor and the Collateral Manager have obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby;

(c) ~~The Borrower~~Capital Fund SPV and the Collateral Manager shall each have delivered to the Administrative Agent a certification in the form of Exhibit D, and such certification shall, with respect to ~~the Borrower~~Capital Fund SPV, include a representation that ~~the Borrower~~Capital Fund SPV has neither incurred nor suffered to exist any Indebtedness as of the Effective Date (for the avoidance of doubt, other than Indebtedness incurred hereunder and under the Onshore Loan Agreement and the Offshore Loan Agreement);

(d) ~~The Borrower~~Capital Fund SPV and the Collateral Manager shall each have delivered to the Administrative Agent a certificate as to whether such entity is Solvent in the form of Exhibit C;

(e) ~~The Borrower~~Capital Fund SPV and Collateral Manager shall have delivered to the Administrative Agent certification that no Default, Event of Default, Change of Control or Collateral Manager Termination Event has occurred and is continuing;

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(f) The Administrative Agent shall have received the executed legal opinion or opinions of (i) Milbank LLP, counsel to the Loan Parties, covering (A) authority of ~~the Borrower~~Capital Fund SPV, (B) enforceability of this Agreement and the other Transaction Documents, (C) true sale and non-consolidation matters, and (D) UCC, perfection and other closing matters, and (ii) Eversheds Sutherland (US) LLP, counsel to Willow Tree Corporation, covering authority of the Willow Tree Corporation to enter into the Transaction Documents, in each case, (x) in form and substance acceptable to the Administrative Agent in its reasonable discretion and (y) delivered in escrow pending release by Milbank LLP or Eversheds Sutherland (US) LLP, as applicable, pursuant to Section 5.1(y)(i);

(g) [Reserved];

(h) ~~The Borrower~~Capital Fund SPV and the Administrative Agent shall have executed the Fee Letter, and ~~the Borrower~~Capital Fund SPV shall have paid all fees due and unpaid under the Fee Letter, it being agreed that, notwithstanding any provision herein to the contrary, all fees required to be paid on the Effective Date pursuant to the Fee Letter may be paid by ~~the Borrower~~Capital Fund SPV from funds on deposit in the General Collection Account;

(i) ~~The Borrower~~Capital Fund SPV, the Collateral Manager, the Securities Intermediary and the Collateral Custodian shall have executed the Collateral Custodian Fee Letter, and ~~the Borrower~~Capital Fund SPV shall have paid all fees due and unpaid under the Collateral Custodian Fee Letter as of the date of its execution, it being agreed that, notwithstanding any provision herein to the contrary, all fees required to be paid on the Effective Date pursuant to the Collateral Custodian Fee Letter may be paid by ~~the Borrower~~Capital Fund SPV from funds on deposit in the General Collection Account;

(j) Upon request, each applicable Lender shall have received a duly executed copy of its Note, in a principal amount equal to the Commitment of the Lender;

(k) The Administrative Agent shall have received a secretary's certificate of each Loan Party (i) that includes a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, manager(s) or member(s) of such Loan Party, as applicable, authorizing (A) the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and (B) the borrowings contemplated hereunder, and a certification that such resolutions have not been amended, modified, revoked or rescinded, (ii) that includes a copy of the Governing Documents of such Loan Party and a certification that, except as disclosed therein, there has not been any amendment, modification or supplement to such Governing Documents, (iii) that includes a certification as to the incumbency and signature of the officers of such Loan Party executing any Transaction Document and (iv) that includes certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of such Loan Party (A) in the jurisdiction of its organization and (B) in each other jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires it to qualify as a foreign Person except, as to this clause (B), where the failure to so qualify could not be reasonably expected to have a Material Adverse Effect, which certificate shall be in form and

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substance satisfactory to the Administrative Agent and shall be executed by a corporate secretary or Responsible Officer of such Loan Party; (l) The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of each Loan Party, and bankruptcy and pending lawsuits with respect to the Loan Parties and the results of such search shall be satisfactory to the Administrative Agent; (m) The Administrative Agent shall have received (i) all documentation and other information requested by the Administrative Agent in its sole discretion and/or required by regulatory authorities with respect to the BorrowerCapital Fund SPV and the Collateral Manager under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, and (ii) a Beneficial Ownership Certification with respect to the BorrowerCapital Fund SPV, in each case, in form and substance reasonably satisfactory to the Administrative Agent; (n) The results of the due diligence procedures, as carried out by the Administrative Agent, are satisfactory to the Administrative Agent, in its reasonable discretion; and (o) The representations and warranties contained in Section 4.1 and Section 4.2 are true and correct in all respects on and as of the Effective Date (other than any representation and warranty that is expressly made as of another specific date which were true, correct, and complete as of such date); and (p) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request. Section 3.2 Conditions Precedent to All Advances and Acquisitions of Loans. Each Loan Advance and Swingline Advance under this Agreement, each Reinvestment of Principal Collections pursuant to Section 2.14(a)(i), each acquisition of Loans in connection with a Substitution pursuant to Section 2.14(b) and each acquisition of Loans with amounts on deposit in the Operating Account (each, a “Transaction”) shall be subject to the further conditions precedent that: (a) With respect to any Loan Advance or Swingline Advance, the Collateral Manager on the Borrower’sBorrowers’ behalf shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian), by not later than the deadline set forth in Section 2.2(c) (or such shorter period as may be agreed to by the Administrative Agent and each Lender), a Funding Notice in the form of Exhibit A-1 and a Borrowing Base Certificate updated -106- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

to the date such Transaction is requested and giving pro forma effect to such Transaction, executed by the Collateral Manager and the BorrowerBorrowers. (b) With respect to any Reinvestment of Principal Collections permitted by Section 2.14(a)(i) and each acquisition of Loans in connection with a Substitution pursuant to Section 2.14(b), the Collateral Manager on the Borrower’sBorrowers’ behalf shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian), no later than 12:00 p.m. on the date of such Transaction, a Reinvestment Notice in the form of Exhibit A-3 and a Borrowing Base Certificate, updated to the date such Transaction is requested and giving pro forma effect to such Transaction, executed by the Collateral Manager and on the Borrower’sBorrowers’ behalf. (c) [Reserved]. (d) Other than with respect to an acquisition of Loans with funds on deposit in the Operating Account, on the date of such Transaction the following shall be true and correct, and the BorrowerBorrowers and the Collateral Manager shall have certified in the related Borrower’s Notice that all conditions precedent to the requested Transaction have been satisfied (other than such conditions precedent (i) that are, by their express terms, subject to the judgment or satisfaction of the Administrative Agent or any Lender or (ii) that shall have been, as of the date of such Transaction, expressly waived with respect to such Transaction in writing by the Administrative Agent and the Lenders (or the required portion thereof) in accordance with the terms of this Agreement) and shall thereby be deemed to have certified that: (i) The representations and warranties contained in Section 4.1 and Section 4.2 are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of such date); (ii) No event has occurred, or would result from such Transaction or from the application of proceeds thereof, that constitutes an Event of Default, Default, Change of Control or Collateral Manager Termination Event; (iii) On and as of such day, immediately after giving effect to such Transaction, the Advances Outstanding does not exceed the Availability (or, to the extent permitted under Section 2.14, that any existing Borrowing Base Deficiency is reduced to zero); and (iv) To the knowledge of the Collateral Manager, no Applicable Law shall prohibit or enjoin the making of such Advance by any Lender or the proposed acquisition of Loans (if any). -107- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(e) (i) With respect to any Loan Advance or Swingline Advance under this Agreement or any Reinvestment of Principal Collections pursuant to Section 2.14(a)(i), the Revolving Period End Date shall not have occurred and (ii) with respect to any Transaction, the Termination Date shall not have occurred; (f) [Reserved]; (g) The BorrowerBorrowers and Collateral Manager shall have delivered to the Administrative Agent (and, if applicable, to Collateral Custodian) all reports required to be delivered as of the date of such Transaction including all deliveries required by Section 2.2; (h) The BorrowerBorrowers shall have paid all fees then required to be paid and, without duplication of Section 2.11, shall have reimbursed the Lenders, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary and the Administrative Agent for all fees, costs and expenses then required to be paid in connection with the closing of the transactions contemplated hereunder and under the other Transaction Documents, including the reasonable and documented attorney fees and any other legal and document preparation costs incurred by the Lenders, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary and the Administrative Agent; (i) [Reserved]; and (j) The BorrowerBorrowers shall have delivered to the Administrative Agent an Officer’s Certificate (which may be part of the applicable Borrower’s Notice) in form and substance reasonably satisfactory to the Administrative Agent certifying that each of the foregoing conditions precedent has been satisfied (other than such conditions precedent (i) that are, by their express terms, subject to the judgment or satisfaction of the Administrative Agent or any Lender or (ii) that shall have been, as of the date of such Transaction, expressly waived with respect to such Transaction in writing by the Administrative Agent and the Lenders (or the required portion thereof) in accordance with the terms of this Agreement). Section 3.3 Custodianship; Transfer of Loans and Permitted Investments. (a) The Collateral Custodian (or the Securities Intermediary on its behalf) shall hold all Certificated Securities and Instruments delivered to it as Collateral in accordance with the terms hereof in physical form at the Custody Facilities or at such other location identified to the Administrative Agent and the BorrowerBorrowers, in any event in segregated accounts in the name of the applicable Borrower. Any successor Securities Intermediary shall be a state or national bank or trust company which is not an Affiliate of theany Borrower and which is a Qualified Institution. (b) Each time that theany Borrower (or the Collateral Manager on behalf of thea Borrower) shall direct or cause the acquisition of any Permitted Investment, thesuch Borrower shall (or the Collateral Manager on behalf of thesuch Borrower) cause the delivery of such Permitted Investment to the Collateral Custodian at the Custody Facilities. -108- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(c) TheEach Borrower (or the Collateral Manager on behalf of thesuch Borrower) shall direct that the Collateral Custodian cause all Collateral acquired by thesuch Borrower that constitutes Financial Assets to be credited to the Collateral Account, and shall cause all Permitted Investments acquired by thesuch Borrower to be delivered to the Collateral Custodian (or the Securities Intermediary on its behalf) by one of the following means (and shall take any and all other actions requested by the Administrative Agent necessary to create and perfect in favor of the Administrative Agent a valid security interest in each Permitted Investment, which security interest shall be senior to that of any other creditor of thesuch Borrower (whether now existing or hereafter acquired) (other than pursuant to Permitted Liens)): (i) in the case of an Instrument or a Certificated Security represented by a Security Certificate in registered form by having it Indorsed to the Collateral Custodian (or the Securities Intermediary on its behalf) or in blank by an effective Indorsement or registered in the name of the Administrative Agent and by (A) delivering such Instrument to the Collateral Custodian or delivering such Security Certificate to the Collateral Custodian at the Custody Facilities (or at such other location identified to the Administrative Agent and the BorrowerBorrowers) and (B) causing the Collateral Custodian to maintain continuous possession of such Instrument or Security Certificate at the Custody Facilities (or at such other location identified to the Administrative Agent and the BorrowerBorrowers); (ii) in the case of an Uncertificated Security, by either (A) (1) causing the Administrative Agent to become the registered owner of such Uncertificated Security and (2) causing such registration to remain effective or (B) entering into a control agreement with respect to such Uncertificated Security with the issuer thereof; (iii) in the case of any Security Entitlement, by causing each such Security Entitlement to be credited to a Securities Account in the name of thesuch Borrower pursuant to the applicable Account Control Agreement; and (iv) in the case of General Intangibles (including any Permitted Investment not evidenced by an Instrument) by filing, maintaining and continuing the effectiveness of, a financing statement naming thesuch Borrower as debtor and the Administrative Agent as secured party and describing the Permitted Investment (as the case may be) as the collateral at the filing office of the Secretary of State of the State of Delaware (it being understood that a UCC financing statement describing the collateral as “all assets of the Borrower” or words of similar effect will be deemed to satisfy the requirements of this clause (iv) in the case of any General Intangibles to be delivered by thesuch Borrower). (d) The security interest of the Administrative Agent in any Collateral disposed of in a transaction permitted by this Agreement shall, immediately and without further action on the part of the Administrative Agent, be released and the Collateral Custodian shall immediately release such Collateral to, or as directed by, the applicable Borrower. -109- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of the ~~Borrower~~Borrowers.

~~The~~Each Borrower represents and warrants as follows as of the ~~First~~Second Amendment Effective Date, each Funding Date and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made (subject in each case to any additional materiality qualifiers provided for in the provisions of this Agreement (including in Section 3.2(d) in the case of a Funding Date) or such other Transaction Documents requiring or deeming made the following representations and warranties):

(a) Organization and Good Standing. ~~The~~Each Borrower has been duly organized, and is validly existing as a limited liability company in good standing, under the laws of the State of Delaware, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and sell the Collateral.

(b) Due Qualification. ~~The~~Each Borrower is (i) duly qualified to do business and is in good standing as a limited liability company in its jurisdiction of formation, and (ii) has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified, licensed or approved could not reasonably be expected to have a Material Adverse Effect.

(c) Power and Authority; Due Authorization; Execution and Delivery. ~~The~~Each Borrower (i) has all necessary limited liability company power, authority and legal right to (a) execute and deliver each Transaction Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary limited liability company action, the execution, delivery and performance of each Transaction Document to which it is a party and the transfer and assignment of a security interest in the Collateral on the terms and conditions herein provided. This Agreement and each other Transaction Document to which ~~the~~such Borrower is a party have been duly executed and delivered by ~~the~~such Borrower.

(d) Binding Obligation. Each Transaction Document to which ~~the~~any Borrower is a party constitutes a legal, valid and binding obligation of ~~the~~such Borrower enforceable against ~~the~~such Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

(e) No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not

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(i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Governing Documents of theany Borrower or any material Contractual Obligation of theany Borrower, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of theany Borrower’s properties pursuant to the terms of any such Contractual Obligation, or (iii) violate any Applicable Law that could reasonably be expected to have a Material Adverse Effect. (f) Agreements. As of the Second Amendment Effective Date, theno Borrower is not a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. As of the Effective Date, theno Borrower is not a party to or otherwise subject or has any of its property that is subject to any indenture or other agreement or instrument evidencing Indebtedness of thesuch Borrower, or any other agreement or instrument where a default could reasonably be expected to result in a Material Adverse Effect. (g) No Proceedings. (i) As of the Second Amendment Effective Date, there is no litigation, proceeding or (to the knowledge of theany Borrower) investigation pending or, to the knowledge of theany Borrower, threatened in writing against theany Borrower, before any Governmental Authority, and, (ii) as of any date thereafter, there is no litigation, proceeding or (to the knowledge of theany Borrower) investigation pending or, to the knowledge of theany Borrower, threatened in writing against theany Borrower, before any Governmental Authority (x) asserting the invalidity of any Transaction Document to which theany Borrower is a party, (y) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which theany Borrower is a party or (z) that could reasonably be expected to have Material Adverse Effect. (h) All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by theany Borrower of each Transaction Document to which thesuch Borrower is a party have been obtained, except where the failure to obtain such approval, authorization, consent, order, license, filing or other action could not reasonably be expected to have a Material Adverse Effect. (i) [Reserved]. (j) Solvency. TheNo Borrower is not the subject of any Insolvency Proceedings or Insolvency Event. The transactions under the Transaction Documents to which theany Borrower is a party do not and will not render thesuch Borrower not Solvent. (k) Taxes. (i) TheEach Borrower is and has always been treatedclassified as a disregarded entity of the Transferor for U.S. federal income tax purposes and no election has been filed by theany Borrower to be classified as an association taxable as a corporation for U.S. federal income tax purposes. TheEach Borrower will, unless otherwise required by applicable lawApplicable Law, treat the Advances and Notes as indebtedness for U.S. federal income tax purposes. -111- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(ii) Each of the BorrowerBorrowers and the Transferor has timely filed or caused to be timely filed (taking into account valid extensions of the time for filing) all material Tax returns required to be filed by it and has timely paid all material Taxes due, except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP. (l) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including the use of the proceeds from the Advances) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The No Borrower does not ownowns or intendintends to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any “margin stock” within the meaning of Regulation U or to extend “purpose credit” within the meaning of Regulation U. (m) Security Interest. (i) This Agreement creates a valid and continuing security interest (as defined in the UCC as in effect from time to time in the State of New York) in the Collateral in favor of the Administrative Agent, on behalf of the Secured Parties, which security interest is validly perfected under Article 9 of the UCC and is prior to all other Liens other than Permitted Liens, and is enforceable as such against creditors of and purchasers from the BorrowerBorrowers; (ii) this Agreement constitutes a security agreement within the meaning of Section 9-102(a)(73) of the UCC as in effect from time to time in the State of New York. (iii) the Collateral is comprised of “instruments”, “general intangibles”, “certificated securities”, “security entitlements”, “uncertificated securities”, “deposit accounts”, “securities accounts”, “investment property” and “proceeds” (each as defined in the applicable UCC) and such other categories of collateral under the applicable UCC as to which the applicable Borrower has complied with its obligations under Section 4.1(m)(i); (iv) with respect to Collateral that constitutes Deposit Accounts: (1) theeach Borrower has taken all steps necessary to enable the Administrative Agent to obtain “control” (within the meaning of the UCC as in effect from time-to-time in the State of New York) with respect to each such Account; and (2) such Accounts are not in the name of any Person other than the applicable Borrower, subject to the Lien of the Administrative Agent. The No Borrower has not instructed the depository bank of any Account to comply with -112- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the instructions of any Person other than the Administrative Agent; provided that, until the Administrative Agent delivers a Notice of Exclusive Control, the BorrowerBorrowers and the Collateral Manager may cause cash in such Accounts to be invested in Permitted Investments and Loans (solely to the extent acquired in accordance with the terms of this Agreement), and the proceeds thereof to be distributed in accordance with this Agreement. (v) with respect to Collateral that constitutes Security Entitlements: (1) all of such Security Entitlements have been credited to an Account that is a Securities Account and the securities intermediary for each such Securities Account has agreed to treat all assets (other than Cash) credited to such Account as Financial Assets within the meaning of the UCC as in effect from time-to-time in the State of New York; (2) theeach Borrower has taken all steps necessary to enable the Administrative Agent to obtain “control” (within the meaning of the UCC as in effect from time-to-time in the State of New York) with respect to each Account that is a Securities Account; and (3) the Accounts that are Securities Accounts are not in the name of any Person other than the applicable Borrower, subject to the Lien of the Administrative Agent. The No Borrower has not instructed the securities intermediary of any Account that is a Securities Account to comply with the entitlement order of any Person other than the Administrative Agent; provided that, until the Administrative Agent delivers a Notice of Exclusive Control, the BorrowerBorrowers and the Collateral Manager may cause cash in the Accounts to be invested in Permitted Investments and Loans (solely to the extent acquired in accordance with the terms of this Agreement), and the proceeds thereof to be distributed in accordance with this Agreement. (vi) all Accounts constitute “deposit accounts” as defined in Section 9-102 of the UCC as in effect from time-to-time in the State of New York and/or “securities accounts” as defined in the Section 8-501(a) of the UCC as in effect from time-to-time in the State of New York; (vii) theeach Borrower owns and has good and marketable title to the Collateral owned by it free and clear of any Lien of any Person (other than Permitted Liens); (viii) theeach Borrower has received all consents and approvals required by the terms of any Loan to the granting of a security interest in the Loans hereunder to the Administrative Agent, on behalf of the Secured Parties; (ix) theeach Borrower has taken all necessary steps to authorize the Administrative Agent to file all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the -113- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

security interest in that portion of the Collateral in which a security interest may be perfected by filing pursuant to Article 9 of the UCC as in effect in thesuch Borrower’s jurisdiction of organization; (x) upon the delivery to the Collateral Custodian of all Collateral constituting “instruments” and “certificated securities” (as defined in the UCC as in effect from time to time in the jurisdiction where the Collateral Custodian’s Corporate Trust Office is located), the crediting of all Collateral that constitutes Financial Assets (as defined in the UCC as in effect from time to time in the State of New York) to an Account and the filing of the appropriate financing statements in the jurisdiction in which thesuch Borrower is located, such security interest shall be a valid and first priority (subject to Permitted Liens) perfected security interest in that portion of the Collateral in which a security interest may be created under Article 9 of the UCC as in effect from time to time in the State of New York; (xi) other than clauses (a), (b), (e), (f), (g) and (h) of the definition of “Permitted Liens”, theno Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral. The No Borrower has not authorized the filing of and is not aware of any financing statements against thesuch Borrower that include a description of any collateral included in the Collateral other than any financing statement (A) relating to the security interest granted hereunder or to thesuch Borrower under the applicable Sale Agreement or any Third Party Sale Agreement, as applicable, or (B) that has been terminated and/or fully and validly assigned to the Administrative Agent on or prior to the date hereof. There are no judgments or tax lien filings against theany Borrower; (xii) [reserved]; (xiii) [reserved]; (xiv) with respect to Collateral that constitutes a “certificated security,” such certificated security has been delivered to the Collateral Custodian (or the Securities Intermediary on its behalf) on behalf of the Administrative Agent and, if in registered form, has been specially Indorsed to the Collateral Custodian or in blank by an effective Indorsement or has been registered in the name of the Administrative Agent upon original issue or registration of transfer by the BorrowerBorrowers of such certificated security; and (xv) with respect to Collateral that constitutes an Uncertificated Security, theeach Borrower has caused the Administrative Agent to gain “control” of such Collateral pursuant to Section 8-106(c) of the UCC. (n) Reports Accurate. All information, exhibits, financial statements, documents, books, records or reports relating to the BorrowerBorrowers furnished in writing to the Administrative Agent, the Collateral Custodian or any Lender by any Loan Party in connection with this Agreement are, as of the date furnished, true, complete and correct in all material respects when taken as a whole (or, (A) in the case of general economic data, industry -114- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

information or information not prepared by or under the direction of the ~~Borrower~~Borrowers, true and correct in all material respects, as of the date furnished, when taken as a whole, to the knowledge of the ~~Borrower~~Borrowers after reasonable inquiry or (B) in the case of any projections and forward-looking information, such has been prepared in good faith and based on assumptions believed by the ~~Borrower~~Borrowers to be reasonable at the time such projections or forward-looking information were so furnished in light of information available to the ~~Borrower~~Borrowers at such time after reasonable inquiry; it being recognized that projections and forward-looking information are subject to significant uncertainty and contingencies (many of which are beyond the control of the ~~Borrower~~Borrowers) and are therefore not to be viewed as fact and actual results during such future period or periods covered by such projections and forward-looking information may materially differ from the results set forth therein).

(o) Location of Offices. ~~The~~Each Borrower's location (within the meaning of Article 9 of the UCC) is, and at all times has been, the State of Delaware. ~~The~~No Borrower has ~~not~~ changed its name (whether by amendment of its certificate of formation, by reorganization or otherwise) or its jurisdiction of organization and has not changed its location within the four (4) months preceding the ~~First~~Second Amendment Effective Date, in each case other than any change of name or other corporate change for which notice has been duly provided pursuant to Section 5.1(o)(vii).

(p) Legal Name. Each Loan Party's exact legal name is, and at all times has been the name as set forth on Schedule I hereto.

(q) Sale ~~Agreement~~Agreements. The Sale ~~Agreement is~~Agreements are the only ~~agreement~~agreements pursuant to which ~~the~~a Borrower purchases Collateral from the Transferor or any Affiliate of the Transferor, the Collateral Manager or, in the case of the California Borrower, Capital Fund SPV unless such purchase is made pursuant to a transaction otherwise permitted hereunder.

(r) Value Given. (i) With respect to Loans transferred to ~~the~~a Borrower by the Transferor~~, the~~ or Capital Fund SPV, as applicable, such Borrower has given reasonably equivalent value to the Transferor or Capital Fund SPV, as applicable (including equity in ~~the~~such Borrower) in consideration for the transfer to ~~the~~such Borrower of each such Loan, and no such transfer has been made for or on account of an antecedent debt, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code and (ii) with respect to Loans transferred to ~~the~~a Borrower by a Person other than the Transferor or Capital Fund SPV, such transferor is not an Affiliate of ~~the~~such Borrower and such transfer occurred on an arms-length basis.

(s) Accounting. ~~The~~Each Borrower accounts for the transfers to it of interests in Collateral as sales of such Collateral for financial accounting purposes and for legal purposes on its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein, provided, that its assets may be included in a consolidated financial statement of its Affiliates so long as (i) appropriate notation shall be made on such consolidated financial statements (if any) to indicate its separateness from such Affiliate and to indicate that its assets have been pledged as collateral.

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(t) Special Purpose Entity. TheNo Borrower has not andnor shall not: (i) engage in any business or activity other than the purchase, receipt and management of Collateral, the transfer and pledge of Collateral pursuant to the terms of the Transaction Documents, the sale of Collateral as permitted hereunder, the entry into and the performance under the Transaction Documents and such other activities as are incidental thereto; (ii) acquire or own any assets other than (a) the Collateral or (b) incidental property as may be necessary for the operation of thesuch Borrower and the performance of its obligations under the Transaction Documents; (iii) merge into or consolidate with any Person or dissolve, wind-up, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets (other than in accordance with the provisions hereof), without in each case first obtaining the prior written consent of the Administrative Agent, or except as permitted by this Agreement, change its legal structure, or jurisdiction of formation; (iv) fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, amend, modify, terminate or fail to comply with the provisions of its limited liability company agreement except as otherwise permitted pursuant to Section 5.2(h), or fail to observe limited liability company formalities; (v) form, acquire or own any Subsidiary (other than, in the case of Capital Fund SPV, the California Borrower), own any equity interest in any other entity (other than (i) any Equity Security received in exchange for a Loan or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the Obligor thereof and (ii) in the case of Capital Fund SPV, the California Borrower), or make any Investment in any Person (other than (i) Permitted Investments or any Investment otherwise permitted hereunder and (ii) in the case of Capital Fund SPV, the California Borrower) without the prior written consent of the Administrative Agent; (vi) commingle its assets with the assets of any of its Affiliates, or of any other Person (other than the other Borrower); (vii) incur any Indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than Indebtedness incurred under the terms of the Transaction Documents; (viii) fail to pay its debts and liabilities from its assets as the same shall become due; (ix) fail to maintain its records, books of account and bank accounts separate and apart from those of any other Person (other than the other Borrower); -116- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(x) enter into any contract or agreement with any Person, except (a) the Transaction Documents, (b) contracts and agreements relating to the acquisition and disposition of the Collateral, (c) the Underlying Instruments, and (d) other contracts or agreements that are upon terms and conditions that are commercially reasonable and that would be available on an arms-length basis with third parties other than such Person; (xi) seek its dissolution, termination, liquidation or winding up in whole or in part; (xii) fail to correct any known misunderstandings regarding the separate identity of thesuch Borrower from the Transferor or any other Person; (xiii) except as provided in this Agreement, guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person (other than the other Borrower); (xiv) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (a) to mislead others as to the identity of the Person with which such other party is transacting business, or (b) to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates) other than the other Borrower; (xv) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (xvi) divide or permit any division of thesuch Borrower; (xvii) except as may be required or permitted by the Code and U.S. Treasury regulations or applicable state or local tax law, hold itself out as or be considered as a department or division of (a) any of its principals or Affiliates, (b) any Affiliate of a principal or (c) any other Person; (xviii) fail to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person; provided, however, that thea Borrower’s assets may be included in a consolidated financial statement of its Affiliates; provided that (a) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of thesuch Borrower from such Affiliate and to indicate that thesuch Borrower’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (b) such assets shall also be listed on thesuch Borrower’s own separate balance sheet; (xix) [Reserved]; -117- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(xx) fail to maintain a sufficient number of employees, if any, in light of its contemplated business operations or to pay the salaries of its own employees, if any; (xxi) acquire the obligations of or securities issued by its Affiliates or members (other than the other Borrower), it being understood that this clause (xxi) shall not prevent thea Borrower from acquiring Loans from the Transferor or Capital Fund SPV, as applicable; (xxii) [Reserved]; (xxiii) fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate; (xxiv) to the extent used, fail to use separate invoices and checks bearing its own name; (xxv) pledge its assets for the benefit of any other Person, other than with respect to payment of the indebtedness to the Secured Parties hereunder; (xxvi) fail at any time to have at least one (1) independent manager (the “Independent Manager”) which shall be a natural Person and must, in each such instance, be a Person who has prior experience as an independent director, independent manager or independent member with at least three years of employment experience and who is provided by CT Corporation, Corporation Service Company, Global Securitization Services, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation, Donald J. Puglisi & Associates or, if none of those companies is then providing professional Independent Managers, another nationally recognized company reasonably approved by the Administrative Agent, in each case that is not an Affiliate of theany Borrower and that provides professional Independent Managers and other corporate services in the ordinary course of its business, and which individual is duly appointed as an Independent Manager and is not, and has never been, and will not while serving as Independent Manager be, any of the following: (w) a member, partner, equityholder, manager, director, officer or employee of theany Borrower or any of its equityholders or Affiliates (other than as an Independent Manager of thea Borrower or any of its equityholders or Affiliates that is required by a creditor to be a single purpose bankruptcy remote entity); (x) a creditor, supplier or service provider (including provider of professional services) to theany Borrower or any of its equityholders or Affiliates (other than as an Independent Manager of thea Borrower or any of its equityholders or Affiliates that is required by a creditor to be a single purpose bankruptcy remote entity); (y) a family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or (z) a Person that controls (whether directly, indirectly or otherwise) any of (w), (x) or (y) above. A natural person who otherwise satisfies the foregoing definition and satisfies subparagraph (w) by reason of being the Independent Manager of a “special -118- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

purpose entity" affiliated with ~~the~~a Borrower shall be qualified to serve as an Independent Manager of ~~the~~a Borrower; provided that the fees that such individual earns from serving as Independent Manager of affiliates of ~~the~~a Borrower in any given year constitute in the aggregate less than five percent (5.00%) of such individual's annual income for that year; provided that ~~the~~a Borrower shall have ten (10) Business Days to replace any Independent Manager upon the death, resignation or incapacitation of the current Independent Manager;

(xxvii) fail to provide that the unanimous consent of (A) all members and (B) the Independent Manager is required for ~~the~~such Borrower to (1) institute proceedings to be adjudicated bankrupt or insolvent, (2) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (3) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (4) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for ~~the~~such Borrower, (5) make any assignment for the benefit of ~~the~~such Borrower's creditors, (6) admit in writing its inability to pay its debts generally as they become due, or (7) take any action in furtherance of any of the foregoing; or

(xxviii) fail to file its own tax returns separate from those of any other Person, except to the extent that ~~the~~such Borrower is treated as a "disregarded entity" for tax purposes and is not required to file tax returns under ~~applicable law~~Applicable Law, and pay any taxes required to be paid under ~~applicable law~~Applicable Law.

(u) Beneficial Ownership Certification**.** As of the Second Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects.

(v) Investment Company Act. ~~The~~No Borrower is ~~not~~ registered as, and no Borrower is ~~not~~ required to ~~register~~be registered as, an "investment company" within the meaning of the 1940 Act.

(w) ERISA. ~~The~~No Borrower (i) ~~does not maintain~~maintains, nor do any employees of ~~the~~any Borrower participate in, an "employee pension benefit plan," as such term is defined in Section 3 of ERISA which is subject to Title IV of ERISA (a "Pension Plan") and (ii) ~~does not constitute~~constitutes "plan assets" within the Plan Asset Rules.

(x) Compliance with Law. ~~The~~Each Borrower has complied in all respects with all Applicable Law to which it may be subject, and no item of Collateral contravenes any Applicable Law, in each case, except for instances of non-compliance or contravention that could not reasonably be expected to have a Material Adverse Effect.

(y) No Material Adverse Effect. Except as previously disclosed to the Administrative Agent, no event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on ~~the~~any Borrower since the last Reporting Date.

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(z) Amendments. No Loan has been amended, modified or waived since the Effective Date or the related Funding Date, as the case may be, except for amendments, modifications or waivers, if any, to such Loan otherwise permitted under Section 6.4(a) and in accordance with the Servicing Standard.

(aa) Full Payment. As of the date of ~~the~~a Borrower's acquisition thereof, ~~the~~such Borrower has no knowledge of any fact which should lead it to expect that any Loan acquired by such Borrower will not be repaid by the relevant Obligor in full.

(bb) Sanctions; Anti-Money Laundering Laws; and Anti-Corruption Laws. ~~None of the~~No Borrower ~~or any of its~~nor any of their respective Subsidiaries or any of ~~the~~their respective directors, officers, managers or, to the knowledge of ~~the~~any Borrower, ~~its~~their respective Impacted Affiliates or any employees or agents (acting as such) of ~~the~~any Borrower or any of ~~its~~their respective Subsidiaries is a Sanctioned Person or otherwise identified on any list maintained by the Office of Foreign Asset Control of the U.S. Department of the Treasury or such other list or such similar lists relating to Sanctions. The ~~Borrower maintains or is~~Borrowers maintain or are otherwise subject to policies and procedures designed to promote and achieve compliance with applicable Anti-Money Laundering Laws and Anti-Corruption Laws.

The representations and warranties in Section 4.1(m) shall survive the termination of this Agreement and such representations and warranties may not be waived by any party hereto without the consent of the Administrative Agent and the Required Lenders.

(cc) Assets Under Management. The Investment Advisor, together with Willow Tree Credit Partners LP, has assets under management (which shall include all assets of the Collateral Manager (including all direct and indirect equity commitments to the Collateral Manager) and all assets of any other Person or any separately managed account (including any direct and indirect equity commitments to such Person or account) for which the Investment Advisor or Willow Tree Credit Partners LP acts as the investment advisor or manager) with an aggregate value greater than or equal to $1,000,000,000 (as calculated pursuant to the definition of the Collateral Manager Termination Event).

Section 4.2 Representations and Warranties of the ~~Borrower~~Borrowers Relating to the Agreement and the Collateral.

~~The~~Each Borrower represents and warrants as follows as of the ~~First~~Second Amendment Effective Date, each Funding Date and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made (subject in each case to any additional materiality qualifiers provided for in the provisions of this Agreement (including in Section 3.2(d) in the case of a Funding Date) or such other Transaction Documents requiring or deeming made the following representations and warranties):

(a) Eligibility of Collateral. ~~The~~Such Borrower has conducted such due diligence and other review as it considered necessary with respect to the Loans set forth on the Loan List. As of the Second Amendment Effective Date and each Funding Date, (i) the Loan

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List and the information contained in each Funding Notice delivered pursuant to Section 2.2, is an accurate and complete listing of all Loans included in the Collateral as of the related Funding Date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true, correct and complete as of the related Funding Date, (ii) each such Loan included in the Borrowing Base is an Eligible Loan, (iii) each Loan included in the Collateral is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Laws in all material respects and (iv) with respect to each Loan included in the Collateral, all consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority or any Person required to be obtained, effected or given by thesuch Borrower in connection with the transfer of the security interest in such Collateral to the Administrative Agent as agent for the benefit of the Secured Parties have been duly obtained, effected or given and are in full force and effect. (b) No Fraud. Each Loan was originated without any fraud or material misrepresentation by thesuch Borrower or its Affiliates or to the knowledge of thesuch Borrower or its Affiliates, of the related Obligors. Section 4.3 Representations and Warranties of the Collateral Manager. The Collateral Manager represents and warrants as follows as of the First Amendment Effective Date, each Funding Date and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made (subject in each case to any additional materiality qualifiers provided for in the provisions of this Agreement (including in Section 3.2(d) in the case of a Funding Date) or such other Transaction Documents requiring or deeming made the following representations and warranties): (a) Organization and Good Standing. The Collateral Manager has been duly incorporated, and is validly existing as a corporation in good standing, under the laws of the State of Maryland, with all requisite corporate power and authority to own or lease its properties and conduct its business as such business is presently conducted. (b) Due Qualification. The Collateral Manager is duly qualified to do business and is in good standing as a corporation, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified, licensed or approved could not reasonably be expected to have a Material Adverse Effect. (c) Power and Authority; Due Authorization; Execution and Delivery. The Collateral Manager (i) has all necessary corporate power, authority and legal right to (a) execute and deliver each Transaction Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary corporate action, the execution, delivery and performance of each Transaction Document to which it is a party. This Agreement and each other Transaction Document to which the Collateral Manager is a party have been duly executed and delivered by the Collateral Manager. -121- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(d) Binding Obligation. Each Transaction Document to which the Collateral Manager is a party constitutes a legal, valid and binding obligation of the Collateral Manager enforceable against the Collateral Manager in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity). (e) No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Collateral Manager Governing Documents or any Contractual Obligation of the Collateral Manager which, in the case of any Contractual Obligation, could reasonably be expected to have a Material Adverse Effect, (ii) result in the creation or imposition of any Lien upon any of the Collateral pursuant to the terms of any such Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law that could reasonably be expected to have a Material Adverse Effect. (f) No Proceedings. There is no litigation, proceeding or (to the knowledge of theany Borrower or the Collateral Manager) investigation pending or, to the knowledge of the Collateral Manager, threatened in writing against the Collateral Manager, before any Governmental Authority (i) asserting the invalidity of any Transaction Document to which the Collateral Manager is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the Collateral Manager is a party or (iii) that could reasonably be expected to have Material Adverse Effect. (g) All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Collateral Manager of each Transaction Document to which the Collateral Manager is a party have been obtained, except where the failure to obtain such approval, authorization, consent, order, license, filing or other action could not reasonably be expected to have a Material Adverse Effect. (h) Reports Accurate. All information, exhibits, financial statements, documents, books, records or reports relating to theany Borrower or the Collateral Manager furnished in writing by the Collateral Manager to the Administrative Agent, the Collateral Custodian or any Lender in connection with this Agreement are, as of the date furnished, true, complete and correct in all material respects when taken as a whole (or, (A) in the case of general economic data, industry information or information not prepared by or under the direction of the Collateral Manager, true and correct in all material respects, as of the date furnished, when taken as a whole to the knowledge of the Collateral Manager after reasonable inquiry or (B) in the case of any projections and forward-looking information, such has been prepared in good faith based on assumptions believed by the Collateral Manager to be reasonable at the time such projections or forward-looking information were so furnished in light of information available to the Collateral Manager at such time, it being recognized that projections and forward-looking information are subject to significant uncertainty and contingencies (many of which are beyond the control of the Collateral Manager) and are therefore not to be viewed as fact and actual results during such future period or periods covered -122- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

by such projections and forward-looking information may materially differ from the results set forth therein). (i) Solvency. The Collateral Manager is not the subject of any Insolvency Proceedings or Insolvency Event. The transactions under the Transaction Documents to which the Collateral Manager is a party do not and will not render the Collateral Manager not Solvent. (j) [Reserved]. (k) ERISA. The Collateral Manager does not maintain, and the employees of the Collateral Manager do not participate in, a Pension Plan. (l) Investment Company Act. The Collateral Manager is not registered as and is not required to register as an “investment company” within the meaning of the 1940 Act. It being acknowledged that the Willow Tree Corporation will elect to be regulated as a “business development company” for purposes of the Investment Company Act. (m) Compliance with Law. The Collateral Manager has complied with all Applicable Law to which it may be subject, and no item of Collateral contravenes any Applicable Law in each case, except for instances of non-compliance or contravention that could not reasonably be expected to have a Material Adverse Effect. (n) No Material Adverse Effect. Except as previously disclosed to the Administrative Agent, no event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on the Collateral Manager since the last Reporting Date. (o) Eligibility of Collateral. The Collateral Manager has conducted such due diligence and other review as it considered necessary with respect to the Loans set forth on the Loan List. As of the Effective Date and each Funding Date, (i) the Loan List and the information contained in each Funding Notice delivered pursuant to Section 2.2, is an accurate and complete listing of all Loans included in the Collateral as of the related Funding Date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true, correct and complete as of the related Funding Date, (ii) each such Loan included in the Borrowing Base is an Eligible Loan, (iii) each Loan included in the Collateral is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Laws in all material respects and (iv) with respect to each Loan included in the Collateral, all consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority or any Person required to be obtained, effected or given by the Collateral Manager in connection with the transfer of the security interest in such Collateral to the Administrative Agent as agent for the benefit of the Secured Parties have been duly obtained, effected or given and are in full force and effect. (p) No Fraud. Each Loan was originated without any fraud or material misrepresentation by the Collateral Manager or its Affiliates. -123- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(q) Sanctions; Anti-Money Laundering Laws; and Anti-Corruption Laws. None of the Collateral Manager or any of its directors, officers, managers or, to the knowledge of the Collateral Manager, its Impacted Affiliates or any employees or agents (acting as such) of the Collateral Manager is a Sanctioned Person or otherwise identified on any list maintained by the Office of Foreign Asset Control of the U.S. Department of the Treasury or such other list or such similar lists relating to Sanctions. The Collateral Manager maintains or is otherwise subject to policies and procedures designed to promote and achieve compliance with applicable Anti-Money Laundering Laws and Anti-Corruption Laws. Section 4.4 Representations and Warranties of the Collateral Custodian. The Collateral Custodian represents and warrants as follows: (a) Organization; Power and Authority. It is a duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. It has full corporate or limited liability company power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement, and is qualified to act as a custodian pursuant to Section 26(a)(1) of the 1940 Act. (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary corporate or limited liability company action on its part, either in its individual capacity or as Collateral Custodian, as the case may be. (c) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its constitutional documents or bylaws or operating agreement or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Custodian is a party or by which it or any of its property is bound. (d) No Violation. The execution and delivery of this Agreement, the performance of the Transactions contemplated hereby to be performed by it and the fulfillment of the terms hereof applicable to it will not conflict with or violate, in any material respect, any Applicable Law as to the Collateral Custodian. (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the Collateral Custodian of the terms hereof have been obtained. (f) Validity, Etc. The Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in -124- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).

(g) Custodial Status. As of the Effective Date, the Collateral Custodian satisfies the requirements specified in 15 U.S. Code § 80a–17(f)applicable to a Person maintaining securities and similar investments.

ARTICLE V

GENERAL COVENANTS

Section 5.1 Affirmative Covenants of the ~~Borrower~~Borrowers.

During the Covenant Compliance Period:

(a) Compliance with Laws. ~~The~~Each Borrower will comply in all material respects with all Applicable Laws, including those with respect to the Collateral or any part thereof, except for instances of non-compliance that could not reasonably be expected to have a Material Adverse Effect.

(b) Preservation of Company Existence. ~~The~~Each Borrower will (i) preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation, (ii) qualify and remain qualified in good standing (to the extent such concept exists in such jurisdiction) as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect and (iii) maintain the Governing Documents of ~~the~~such Borrower in full force and effect and shall not amend the same without the prior written consent of the Administrative Agent except as permitted under Section 5.2(h).

(c) Performance and Compliance with Collateral. ~~The~~Each Borrower will, at its expense, timely and fully perform and comply (or cause the Transferor to perform and comply pursuant to the Capital Fund Sale Agreement and use commercially reasonable efforts to cause any third party seller to perform and comply pursuant to the related Third Party Sale Agreement to the extent that failure to do so would result in an Eligible Loan becoming ineligible) with all provisions, covenants and other promises required to be observed by it (i) under the Transaction Documents and (ii) under the Collateral and all other agreements related to such Collateral except in the case of clause (ii) where such failure could not reasonably be expected to have a Material Adverse Effect.

(d) Keeping of Records and Books of Account; Inspection Rights.

(i) ~~The~~Each Borrower will keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. ~~The~~Each Borrower, the Transferor and the Collateral Manager will permit representatives and agents of the Administrative Agent to visit and inspect any of its properties or the properties of its Affiliates, to examine it and its Affiliates corporate, financial and

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operating records relating to the Collateral, the Eligible Loans, and make copies of the Required Loan Documents, and to discuss its affairs, finances and accounts with its directors and officers (provided, that (A) representatives of such Person may be present at any such discussion and (B)(1) any third party's confidential information subject to a confidentiality agreement with a Loan Party that prohibits the disclosure of such third party's information to the Administrative Agent, (2) material and affairs protected by the attorney-client privilege, and (3) material which such Person may not disclose without violation of any Applicable Law may be redacted or excluded from the information provided to the Administrative Agent pursuant to this Section 5.1(d)), all at the expense of the Transferor and the ~~Borrower~~Borrowers and at such reasonable times during normal business hours, upon reasonable (and in any event not less than two (2) Business Days') advance written notice from the Administrative Agent to such Person; provided, that when an Event of Default exists the Administrative Agent (or any representative or agent thereof) may do any of the foregoing at any time and without advance notice (other than discussions with auditors and other third parties, for which reasonable prior notice shall still be required); provided, further, that so long as no Event of Default shall have occurred and be continuing (at which time no limits shall apply), (x) no more than two (2) such inspections, visitations, examinations, appraisals and audits conducted pursuant to this Section 5.1(d)(i) or (ii), in the aggregate, shall be conducted in any one year and (y) Transferor and the ~~Borrower~~Borrowers shall not be obligated to reimburse Administrative Agent for more than one (1) such inspection, visitation, examination, appraisal or audit conducted pursuant to this Section 5.1(d)(i) or (ii), in the aggregate, in any calendar year; provided that the exercise of any combination of rights pursuant to this Section 5.1(d)(i) and (ii), by Administrative Agent shall constitute a single inspection, visitation, examination, appraisal and audit. For purposes of clarity, any Lender or its designated representatives having requested to attend in the case of physical inspections may, at such Lender's expense, accompany the Administrative Agent in the case of such physical inspections.

(ii) In connection with the foregoing clause (i), the Administrative Agent (through any of its officers, employees, or agents) shall have the right, from time to time hereafter (A) at any time that an Event of Default has occurred and is continuing, to, to the extent ~~the~~such Borrower has such right under the applicable Underlying Instruments, communicate directly with any and all of ~~the~~such Borrower's account debtors and Obligors to verify the existence and terms thereof, provided that the Administrative Agent has given ~~the~~such Borrower prior notice of its intention to do so and (B) upon reasonable advance notice, to audit the Collateral, or any portion thereof, in order to verify any Loan Party's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral; and each of the Transferor and the ~~Borrower~~Borrowers shall, and shall cause the Collateral Manager to permit any designated representative of the Administrative Agent to visit and inspect any of the properties of the Transferor, ~~the~~any Borrower or the Collateral Manager, as applicable, to inspect and to discuss their respective finances and any of their respective properties and Collateral, during normal business hours (provided, that (A) representatives of such Person may be present at any such discussion and (B)(1) any third party's confidential information subject to a confidentiality agreement with a Loan Party that prohibits the

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disclosure of such third party's information to the Administrative Agent, (2) material and affairs protected by the attorney-client privilege, and (3) material which such Person may not disclose without violation of any Applicable Law may be redacted or excluded from the information provided to the Administrative Agent pursuant to this Section 5.1(d) (provided that, to the extent the immediately preceding proviso prohibits disclosure of information reasonably necessary for the Administrative Agent to determine whether a Loan constitutes an Eligible Loan hereunder, such Loan shall be ineligible until such time as information is available for the Administrative Agent to make such determination)). The ~~Borrower~~Borrowers shall reimburse the Administrative Agent for any reasonable and documented out-of-pocket expense incurred in the exercise of the foregoing provisions to the extent reimbursable under Section 12.9. Audit fees and other charges for the inspections contemplated in this Section 5.1(d) shall be as follows: (a) a fee of $1,000.00 per day, per auditor, plus reasonable and documented out-of-pocket expenses for each field audit of the Transferor, the ~~Borrower~~Borrowers or any other Loan Party or Person performed by personnel employed by the Administrative Agent, and (b) the reasonable and documented out-of-pocket charges and expenses paid or incurred by the Administrative Agent if it elects to employ the services of one or more third Persons to perform field audits of the Transferor, the ~~Borrower~~Borrowers, any other Loan Party or the Collateral Manager or to appraise the Collateral, or any portion thereof. So long as no Event of Default shall have occurred and be continuing, (x) the Transferor, the Collateral Manager and the ~~Borrower~~Borrowers shall not be obligated to reimburse Administrative Agent for more than one (1) such inspection, visitation, examination, appraisal or audit conducted pursuant to this Section 5.1(d)(i) or (ii), in the aggregate, in any calendar year and (y) no more than two (2) such inspections, visitations, examinations, appraisals and audits conducted pursuant to this Section 5.1(d)(i) or (ii), in the aggregate, shall be conducted in any one year; provided that the exercise of any combination of rights pursuant to this Section 5.1(d)(i) and (ii), by Administrative Agent shall constitute a single inspection, visitation, examination, appraisal and audit. Notwithstanding anything herein to the contrary, the ~~Borrower~~Borrowers, the Transferor and the Collateral Manager shall not, unless an Event of Default has occurred and is continuing, be required to pay a combined total amount of more than $100,000 in any twelve-month period in connection with inspections, visitations, examinations, appraisals and/or audits conducted pursuant to this Section 5.1(d)(i) or Section 5.1(d)(ii).

(e) Protection of Interest in Collateral. With respect to the Collateral acquired by ~~the~~a Borrower, ~~the~~such Borrower will (i) acquire such Collateral pursuant to and in accordance with the terms of the applicable Sale Agreement or directly from a third party pursuant to a Third Party Sale Agreement and (ii) at ~~the~~such Borrower's expense, take all action necessary to perfect, protect and more fully evidence ~~the~~such Borrower's ownership of such Collateral free and clear of any Lien (other than Permitted Liens), including executing or causing to be executed such instruments or notices as the Administrative Agent may reasonably deem necessary or appropriate; provided that ~~the~~such Borrower shall have no responsibility for filing and maintaining effective financing statements (including any amendments thereto or assignments thereof) in any filing offices, or filing continuation statements, amendments or assignments with respect thereto in any filing offices.

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(f) Deposit of Collections.

(i) ~~The~~Each Borrower shall, or cause the Collateral Manager to, instruct each Obligor responsible for payment or relevant administrative agent or other similar agent, as applicable, to deliver all Collections in respect of the Collateral to the applicable General Collection Account; provided that ~~the~~such Borrower is not required to so instruct any Obligor to the extent that payment is made to the lenders under the Underlying Instruments by the relevant administrative agent or other similar agent thereunder. ~~The~~Each Borrower shall transfer, or cause to be transferred, all Collections received in any other account to the General Collection Account within two (2) Business Days after such Collections are received.

(ii) ~~The~~Each Borrower shall promptly (and in any event within two (2) Business Days after identifying any Collections received as being on account of Interest Collections or Principal Collections), direct the Collateral Custodian to transfer from the General Collection Account (A) all Collections received by it in respect of the Collateral attributable to Interest Collections to the applicable Interest Collection Account, (B) other than as provided in clause (C), all Collections received by it in respect of the Collateral attributable to Principal Collections to the applicable Principal Collection Account and (C) to the extent provided in Section 2.9(e), Collections to the Unfunded Exposure Account.

(g) Special Purpose Entity. ~~The~~Each Borrower shall be in compliance with the special purpose entity requirements set forth in Section 4.1(t).

(h) Servicing Standard. The ~~Borrower~~Borrowers will comply in all material respects with the Servicing Standard in regard to the Collateral.

(i) Events of Default. Promptly following ~~the~~any Borrower's knowledge or notice of the occurrence of any Event of Default or Default, the ~~Borrower~~Borrowers will provide the Administrative Agent and the Collateral Custodian with written notice of the occurrence of such Event of Default or Default of which ~~the~~any Borrower has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the ~~Borrower~~Borrowers setting forth the details of such event and the action that the ~~Borrower proposes~~Borrowers propose to take with respect thereto. The Administrative Agent will provide each Lender with a copy of any such notice promptly upon receipt thereof.

(j) Obligations. ~~The~~Each Borrower shall pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon the Collateral or any part thereof.

(k) Taxes.

(i) ~~The~~Each Borrower will at all times continue to be ~~treated~~classified as a disregarded entity of the Transferor for U.S. federal income tax purposes. ~~The~~Each

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Borrower will, unless otherwise required by ~~applicable law~~Applicable Law, treat the Advances and Notes as indebtedness for U.S. federal income tax purposes.

(ii) The Transferor will at all times continue to be treated as a "regulated investment company" within the meaning of Section 851 of the Code.

(iii) The Transferor will, unless otherwise required by ~~applicable law~~Applicable Law, treat the Advances and Notes as indebtedness for U.S. federal income tax purposes.

(iv) ~~The~~Each Borrower will timely file or cause to be timely filed (taking into account valid extensions of the time for filing) all material Tax returns required to be filed by it and will timely pay all Taxes due, except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP.

(l) Use of Proceeds. The ~~Borrower~~Borrowers will use the proceeds of the Advances only (i) to acquire Loans or fund unfunded commitments with respect to Loans, (ii) to make distributions to its members in accordance with the terms hereof (iii) to fund the Unfunded Exposure Account in order to establish reserves for unfunded commitments of Delayed Draw Loans and Revolving Loans included in the Collateral, or (iv) to pay related fees and expenses (including fees and expenses payable hereunder). ~~The~~No Borrower shall ~~not~~ directly or, to its knowledge, indirectly use, lend or contribute the proceeds of any Advance for any purpose that would give rise to a violation of applicable Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws. ~~The~~No Borrower shall ~~not~~ fund any repayment of the Advances hereunder with funds derived by ~~the~~any Borrower from dealings by ~~the~~any Borrower (x) with any Sanctioned Person in violation of applicable Sanctions or (y) otherwise in violation of applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws.

(m) Obligor Notification Forms. The Administrative Agent may, in its discretion after the occurrence of a Collateral Manager Termination Event or an Event of Default, send notification forms giving each relevant administrative agent or Obligor, as applicable, notice of the Secured Parties' interest in the Collateral and the obligation to make payments as directed by the Administrative Agent.

(n) Adverse Claims. ~~The~~No Borrower will ~~not~~ create, or participate in the creation of, or permit to exist, any Liens on any of the Accounts other than the Lien created by this Agreement and Permitted Liens.

(o) Notices. ~~The~~Each Borrower will furnish each of the following documents to the Collateral Custodian and the Administrative Agent, which shall forward copies of the same to the Lenders:

(i) Income Tax Liability. Within ten (10) Business Days after the receipt of revenue agent reports or other written proposals, determinations or assessments of the IRS or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of, or assess or propose the collection of Taxes

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required to have been withheld by, the ~~Borrower~~Borrowers which equal or exceed $100,000 in the aggregate, telephonic or facsimile notice (confirmed in writing within five (5) Business Days) specifying the nature of the items giving rise to such adjustments and the amounts thereof;

(ii) Auditors' Management Letters. Promptly after the receipt thereof, any auditors' management letters received by the ~~Borrower~~Borrowers;

(iii) Representations and Warranties. Promptly after receiving knowledge or notice of the same, the ~~Borrower~~Borrowers shall notify the Administrative Agent if any representation or warranty set forth in Section 4.1 or Section 4.2 was incorrect in any material respect (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall have been incorrect in any respect) at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the ~~Borrower~~Borrowers shall notify the Administrative Agent in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of ~~the~~any Borrower which would render any of the said representations and warranties untrue in any material respect (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties would be rendered untrue in any respect) as of such Funding Date;

(iv) ERISA. (A) Promptly after receiving notice of any Reportable Event with respect to ~~the~~any Borrower (or any ERISA Affiliate thereof), a copy of such notice and (B) promptly and without delay after becoming aware that ~~the~~any Borrower constitutes "plan assets" within the Plan Asset Rules, notice thereof;

(v) Proceedings. As soon as possible and in any event within three (3) Business Days after an executive officer of ~~the~~a Borrower or the Transferor receives notice or obtains knowledge thereof or at the request of the Administrative Agent, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties' interest in the Collateral, or any Loan Party; provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties' interest in the Collateral, ~~the~~a Borrower in excess of $250,000, or the Transferor in excess of the Threshold shall be deemed to be material for purposes of this Section 5.1(o);

(vi) Notice of Certain Events. Promptly (and in any event within three (3) Business Days (or, with respect to subclauses (4) through (7) below, such later date as agreed to by the Administrative Agent in its sole discretion) upon obtaining knowledge

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thereof, notice of (1) any Collateral Manager Termination Event, (2) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect, (3) any amendment to the Governing Documents of the Transferor if such amendment materially and adversely effects the interests of the Administrative Agent and the Lenders, as determined in the reasonable judgement of the Collateral Manager, (4) the occurrence of any default by an Obligor on any Loan, (5) any Value Adjustment Event, (6) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Funding Date in respect of such Loan) listed in the definition of “Eligible Loan”, or (7) any Loan described in the foregoing subclause (4) again satisfies all of the criteria listed in the definition of “Eligible Loan” and a Borrower intends to re-include such Eligible Loan in the calculation of the Borrowing Base; (vii) Corporate Changes. As soon as possible and in any event within five (5) Business Days after the effective date thereof, notice of any change in the name, jurisdiction of organization, corporate structure, tax characterization or location of records of theany Borrower; provided that theeach Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral; and (viii) Accounting Changes. As soon as possible and in any event within two (2) Business Days after the effective date thereof, notice of any material change in the accounting policies of theany Borrower relating to loan accounting or revenue recognition. (p) Contest Recharacterization. TheEach Borrower shall in good faith contest any attempt to recharacterize the treatment of the Loans as property of the bankruptcy estate of the Transferor. (q) Payment Date Reporting. (i) The BorrowerBorrowers shall deliver (or shall cause to be delivered) a Payment Date Report, for the previous quarter ending as of the applicable Determination Date, and delivered to the Administrative Agent, the Collateral Administrator and Collateral Custodian not later than 3:00 p.m. on the day that is two (2) Business Days preceding the related Payment Date; provided that if (i) a Swingline Advance has been made and remains un-refinanced by the Lenders as of the day that is one (1) Business Day preceding the related Payment Date, or (ii) a Borrowing Base Deficiency has occurred after the applicable Determination Date and remains continuing as of the day that is two (2) Business Days preceding the related Payment Date, in each case the Payment Date Report shall reflect (or, if already delivered, be revised to reflect) amounts necessary to repay such Swingline Advance and/or cure such Borrowing Base Deficiency, as applicable, pursuant to Section 2.7(a)(8). Each such Payment Date Report shall contain instructions to the Collateral Custodian to withdraw funds on the related -131- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Payment Date from the applicable Collection Account and pay or transfer amounts set forth in such report in the manner specified, and in accordance with the priorities established, in Section 2.7 or Section 2.8, as applicable. (ii) [Reserved]. (iii) If and to the extent the Collateral Manager may be required to calculate or to report in a Payment Date Report or other accounting hereunder or under the Collateral Manager Governing Documents, the Dollar Equivalent of any amount, including the outstanding principal amount of an Eligible Loan, the Advances, the Borrowing Base or other such calculation or amount involving an Approved Foreign Currency, it shall use (A) the Dollar Equivalent identified in or (B) the Assigned Value provided in, as the case may be, the collateral database compiled and delivered (or caused to be compiled and delivered) to the Collateral Manager by the Collateral Administrator hereunder for the related collection or reporting period or other such amount as is identified in such calculation or such report by the Collateral Manager. (iv) In preparing the Payment Date Report and other information and statements required hereunder, the Collateral Administrator shall provide the Collateral Manager with such information and data maintained pursuant to the terms of the Collateral Administration Agreement to assist the Collateral Manager in preparing the Payment Date Report and to the extent required under the terms of the Collateral Administration Agreement. The Collateral Administrator shall have the rights, protections and immunities provided to it in the Collateral Administration Agreement. (v) In each Payment Date Report, the Collateral Manager shall further include a statement in the Borrowing Base Certificate delivered pursuant to Section 5.1(t) as to the amount and type (whether Principal Collections, Interest Collections or other Collections) of all Collections received since the prior Reporting Date, all Principal Collections and Interest Collections on deposit as of such Reporting Date and a detailed aging of each Loan. (r) Sanctions; Anti-Money Laundering Laws; and Anti-Corruption Laws. TheEach Borrower shall at all times comply (i) in all respects with Sanctions and (ii) in all material respects with applicable Anti-Money Laundering Laws and Anti-Corruption Laws. (s) Financial Statements. The BorrowerBorrowers shall furnish to the Administrative Agent for distribution to each Lender: (i) as soon as available, but in any event within one hundred twenty (120) days after the end of each fiscal year of Willow Tree Corporation, a copy of the audited consolidated balance sheet of Willow Tree Corporation as at the end of such year and the related statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, and, in the case of financial statements of Willow Tree Corporation, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by an independent certified public accountants of nationally -132- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

recognized standing; provided that the foregoing delivery requirement shall be satisfied if Willow Tree Corporation shall have filed with the SEC its Annual Report on Form 10-K for such fiscal year, which is available to the public via EDGAR or any similar successor system;

(ii) as soon as available, but in any event not later than seventy-five (75) days after the end of each of the first three (3) quarterly periods of each fiscal year of Willow Tree Corporation, the unaudited balance sheet of Willow Tree Corporation as at the end of such quarter and the related unaudited statements of income and retained earnings and of cash flows of Willow Tree Corporation for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, and prepared on a consolidated and consolidating basis, and each of which shall be certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); provided that the foregoing delivery requirement shall be satisfied if Willow Tree Corporation shall have filed with the SEC its Quarterly Report on Form 10-Q for such fiscal quarter, which is available to the public via EDGAR or any similar successor system; and

(iii) all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

(t) Certificates; Other Information. The ~~Borrower~~Borrowers shall furnish to the Administrative Agent for distribution to each Lender:

(i) concurrently with the delivery of the financial statements referred to in Section 5.1(s)(i), a fully and properly completed certificate in the form of Exhibit L, certified on behalf of the ~~Borrower~~Borrowers by a Responsible Officer of the ~~Borrower~~Borrowers;

(ii) on each Measurement Date (or, in any instance, such later date as agreed to by the Administrative Agent in its sole discretion), a Borrowing Base Certificate showing the Borrowing Base and the Availability as of such date;

(iii) promptly, but in any event not later than the applicable Loan Modification Delivery Date (or such later date as agreed to by the Administrative Agent in its sole discretion), a copy of (x) any material Loan Modification, including, without limitation, any Material Modification, and (y) any other Loan Modification to which ~~the~~any Borrower and/or the Collateral Manager is a signatory, together with any internal investment memorandum (or similar documents) prepared by ~~the~~such Borrower or the Collateral Manager in connection with such Loan Modification;

(iv) within five (5) Business Days after the same are filed, copies of all financial statements, filings and reports which ~~the~~any Borrower or the Transferor may

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make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; (v) within one hundred eighty (180) days (or such greater number of days as may be agreed by the Administrative Agent in its sole discretion) after the end of each fiscal year of the Transferor (commencing with the fiscal year ending December 31, 2024), a report covering such fiscal year of a firm of independent certified public accountants of nationally recognized standing (or any other party identified by the Administrative Agent) to the effect that such accountants (or such other party) have applied certain agreed-upon procedures (the “Agreed-Upon Procedures Report”) (a copy of which procedures are attached hereto as Schedule IV, it being understood that the Transferor and the Administrative Agent may provide an updated Schedule IV reflecting any further amendments to such Schedule IV agreed to between the Transferor and the Administrative Agent from time to time) a copy of which shall replace the then existing Schedule IV) to certain documents and records relating to the Collateral and the Loan Parties, compared the information contained in three random Borrowing Base Certificates (provided that the Administrative Agent, in its sole discretion, may elect that such analysis include (x) a smaller number of Borrowing Base Certificates and (y) only a subset of Loans included in each Borrowing Base Certificate) and Payment Date Reports, in each case, delivered during the period covered by such Agreed-Upon Procedures Report with such documents and records and that no matters came to the attention of such accountants (or such other party) that caused them to believe that (A) the information and the calculations included in such Borrowing Base Certificates and Payment Date Reports were not determined or performed in accordance with the provisions of this Agreement, except for such exceptions as such accountants (or such other party) shall believe to be immaterial and such other exceptions as shall be set forth in such statement, or (B) a Collateral Manager Termination Event occurred during the applicable reporting period except for any Collateral Manager Termination Event set forth in such statement; provided that, if the Administrative Agent has provided written notice to the BorrowerBorrowers that the Administrative Agent has, in its reasonable discretion, elected to directly engage a firm of independent certified public accountants of nationally recognized standing (or any other party identified by the Administrative Agent) to provide an Agreed-Upon Procedures Report for an applicable fiscal year, the BorrowerBorrowers shall not be obligated to separately furnish an Agreed-Upon Procedures Report for such fiscal year; (vi) [reserved]; (vii) [reserved]; (viii) concurrently with the delivery of the financial statements referred to in Sections 5.1(s)(i) and 5.1(s)(ii), a fully and properly completed compliance certificate in the form of Exhibit F, certified on behalf of the BorrowerBorrowers by a Responsible Officer of the BorrowerBorrowers; (ix) in each Payment Date Report, a calculation of Available Capital certified by Willow Tree Corporation and a calculation of the Borrower’sBorrowers’ -134- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Total Interest Coverage Ratio to the extent tested pursuant to Section 5.2(n), certified as complete and correct by a Responsible Officer; and

(x) promptly, such additional financial and other information as any Lender may from time to time reasonably request; provided, that (1) any third party's confidential information subject to a confidentiality agreement with a Loan Party that prohibits the disclosure of such third party's information to the Administrative Agent, (2) material and affairs protected by the attorney-client privilege, and (3) material which such Person may not disclose without violation of any Applicable Law may be redacted or excluded from the information provided to the Administrative Agent pursuant to this clause (x).

(u) Further Assurances. ~~The~~Each Borrower will execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, agreements or instruments) that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Transaction Documents and in order to grant, preserve, protect, perfect or more fully evidence the validity and first priority (subject to Permitted Liens) of the security interests and Liens created or intended to be created hereby. Such security interests and Liens will be created hereunder and the ~~Borrower~~Borrowers shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions and lien searches) as it shall reasonably request to evidence compliance with this Section 5.1(u). ~~The~~Each Borrower agrees to provide such evidence as the Administrative Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.

(v) Non-Consolidation. ~~The~~Each Borrower shall at all times act in a manner such that each of the assumptions made by Milbank LLP in their opinion delivered pursuant to Section 3.1(f) (in the case of Capital Fund SPV) or the Second Amendment (in the case of the California Borrower) is true and accurate in all material respects. ~~The~~Each Borrower shall at all times observe and be in compliance in all material respects with all covenants and requirements in the Governing Documents of ~~the~~such Borrower.

(w) Know Your Customer Laws. ~~The~~Each Borrower will furnish to the Administrative Agent promptly, from time to time, information and documentation reasonably requested by the Administrative Agent or any Lender for the purpose of compliance with "know your customer" laws, including the Beneficial Ownership Regulation.

(x) Other. ~~The~~Each Borrower will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports reasonably available to it respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral Manager or ~~the~~such Borrower as the Administrative Agent or any Lender may from time to time reasonably request in order to protect the interests of the Administrative Agent or the other Secured Parties under or as contemplated by this Agreement; provided, that (1) any third party's confidential information subject to a confidentiality agreement with a Loan Party that prohibits the disclosure of such third party's information to the Administrative Agent, (2) material and affairs protected by the attorney-client privilege, and (3) material which such

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Person may not disclose without violation of any Applicable Law may be redacted or excluded from the information provided to the Administrative Agent.

(y) Post Closing Obligations. ~~The Borrower~~Capital Fund SPV shall cause the obligations set forth in clauses (i) and (ii) below to be satisfied in full, on or before the date specified for each such obligations:

(i) Not later than one (1) Business Day after the Effective Date (or such later date as agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received written confirmation from each of Milbank LLP and Eversheds Sutherland (US) LLP that its opinion letter delivered pursuant to Section 3.1(f) has been released from escrow.

(ii) Not later than one (1) Business Day after the Effective Date, ~~the Borrower~~Capital Fund SPV shall have paid to Alter Domus (US) LLC all fees, costs and expenses owing to Alter Domus (US) LLC in its capacities as the "Document Custodian" under each of the Onshore Loan Agreement and the Offshore Loan Agreement, which fees, costs and expenses are in the aggregate amount of $17,370, together with attorneys' fees and expenses in an aggregate amount equal to $2,750.

Section 5.2 Negative Covenants of the ~~Borrower~~Borrowers.

During the Covenant Compliance Period:

(a) Other Business. ~~The~~No Borrower will ~~not~~ (i) engage in any business other than (A) entering into and performing its obligations under the Transaction Documents and other activities contemplated by the Transaction Documents, (B) the acquisition, ownership, administration and management of the Collateral, (C) the sale of Loans as permitted hereunder, and (D) the distribution of cash and other assets to its equityholders to the extent permitted by the Transaction Documents, (ii) incur any Indebtedness other than Indebtedness incurred under the terms of the Transaction Documents or (iii) form any Subsidiary or make any Investment in any other Person (other than, in the case of the Capital Fund SPV, the California Borrower) except as permitted hereunder.

(b) Collateral Not to be Evidenced by Instruments. ~~The~~No Borrower will take ~~no~~any action to cause any Loan that is not, as of the Effective Date or the related Funding Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Loan or unless such Instrument is immediately delivered to the Collateral Custodian, together with an Indorsement in blank, as collateral security for such Loan.

(c) Security Interests. Except as otherwise permitted herein and in respect of any Discretionary Sale, Substitution or sale of a Warranty Loan or a Zero Value Asset, ~~the~~no Borrower will ~~not~~ sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any Collateral, whether now existing or hereafter transferred hereunder to ~~the~~such Borrower, or any interest therein. The ~~Borrower~~Borrowers will promptly notify the Administrative Agent of the existence of any Lien

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(other than the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement or Permitted Liens described in clauses (a), (b), (d), (e), (f) or (g) of the definition of “Permitted Liens”) on any Collateral and the BorrowerBorrowers shall defend the right, title and interest of the Administrative Agent, as agent for the Secured Parties in, to and under the Collateral against all claims of third parties (other than Permitted Liens described in clauses (a), (b), (d), (e), (f) or (g) of the definition of “Permitted Liens”). (d) Mergers, Acquisitions, Sales, etc. TheNo Borrower will not be a party to any merger or consolidation, or purchase or otherwise acquire any of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as permitted pursuant to this Agreement, the applicable Sale Agreement or any Third Party Sale Agreement); provided that thea Borrower may acquire any Equity Security received in exchange for a Loan or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the Obligor thereof. (e) Restricted Payments. TheNo Borrower shall not make any Restricted Payments or RIC Tax Distributions (other than RIC Tax Distributions made in accordance with Section 2.7 or 2.8) other than distributions of (i) amounts paid to it in accordance with Section 2.7 or 2.8 on a Payment Date as set forth in the related Payment Date Report, (ii) the proceeds of Advances, (iii) during the Revolving Period, or thereafter with the consent of the Administrative Agent, Zero Value Assets, (iv) amounts necessary to make a RIC Tax Distribution on any date other than a Payment Date (each, an “Intra-Quarter Permitted RIC Distribution”) if (A) the Borrower providesBorrowers provide five (5) Business Days’ notice to the Administrative Agent together with a certificate certifying that as of such date of certification, the Borrower expectsBorrowers expect to, after giving effect to such Intra-Quarter Permitted RIC Distribution and all Collections the Borrower expectsBorrowers expect to receive by the immediately following Payment Date, have sufficient funds to make all payments on such immediately following Payment Date to Persons entitled to receive all payments in priority to RIC Tax Distributions under Section 2.7 (together with a schedule specifying the amount of (x) the Collections that will remain in the Collection Account immediately after such Intra-Quarter Permitted RIC Distribution, (y) the Collections the Borrower expectsBorrowers expect to receive by the immediately following Payment Date and (z) the amounts that would be required to satisfy all payments in priority to RIC Tax Distributions under Section 2.7 on such immediately following Payment Date (assuming for purposes of this clause that the Advances Outstanding (and the rate of Interest incurred) and the Unused Facility Amount (and the rate of Non-Usage Fee incurred) shall remain constant from the date of such certification) and (B) no RIC Tax Distribution under this clause (iv) had been made in the applicable calendar year or, (v) distribution from California Borrower to Capital Fund SPV or (vi) amounts on deposit in the Operating Account; provided that, distributions may be made under the foregoing clauses (i), (ii), (iii), (iv) and (vvi) only if immediately before and after giving effect to such distribution, (x) the Advances Outstanding shall not exceed Availability and (y) no Default or Event of Default shall exist. (f) Change of Location of Underlying Instruments. TheNo Borrower shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian -137- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

moving any Certificated Securities or Instruments from the Collateral Custodian's Custody Facilities on the Effective Date, unless the ~~Borrower has~~Borrowers have given at least thirty (30) days' written notice to the Administrative Agent and has authorized the Administrative Agent to take all actions required under the UCC of each relevant jurisdiction in order to ensure that the Secured Parties' first priority (subject to Permitted Liens) perfected security interest continues in effect.

(g) ERISA Matters. ~~The~~No Borrower will ~~not~~ (i) assuming the lenders are not using "plan assets" within the meaning of the Plan Asset Rules to make the Advances, engage in any transaction that is a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code, (ii) knowingly permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Pension Plan of an ERISA Affiliate, if any, other than a Multiemployer Plan, (iii) fail to make or knowingly permit any ERISA Affiliate to fail to make, any payments to a Multiemployer Plan that ~~the~~such Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto, (iv) terminate any Pension Plan of an ERISA Affiliate, if any, which could reasonably be expected to have a Material Adverse Effect, (v) knowingly permit to exist any occurrence of any Reportable Event with respect to a Pension Plan of an ERISA Affiliate, if any, or (vi) take any actions that would cause the underlying assets of ~~the~~any Borrower to constitute "plan assets" within the meaning of the Plan Asset Rules.

(h) Operating Agreement. ~~The~~No Borrower will ~~not~~ amend, modify, waive or terminate any provision of its operating agreement after the Second Amendment Effective Date in any matter that is materially adverse to the Lenders or otherwise expressly prohibited under this Agreement without the prior written consent of the Administrative Agent.

(i) Changes in Payment Instructions to Obligors. ~~The~~No Borrower will ~~not~~ make any change, or permit the Collateral Manager to make any change, in its instructions to any relevant administrative agent or Obligor, as applicable, regarding payments to be made with respect to the Collateral to the Collection Account, unless the Administrative Agent has consented to such change; provided that the ~~Borrower~~Borrowers may change such instructions to direct such payments be made to the General Collection Account of ~~the Borrower~~Capital Fund SPV, rather than any relevant account initially established for the Offshore Borrower, in connection with the closure of such account, so long as ~~the Borrower~~Capital Fund SPV provides the Administrative Agent notice of such instruction and closure on or prior to the date thereof.

(j) Extension or Amendment of Collateral. ~~The~~No Borrower will ~~not~~, except as otherwise permitted in Section 6.4(a), agree to extend, amend or otherwise modify the terms of any Loan.

(k) Fiscal Year. ~~The~~No Borrower shall ~~not~~ change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice (i) providing a reasonably detailed explanation of such changes and (ii) including pro forma financial statements demonstrating the impact of such change.

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(l) Change of Control. ~~The~~No Borrower shall ~~not~~ enter into any transaction or agreement which results or, upon consummation, would result, in a Change of Control.

(m) Ownership. ~~The~~No Borrower shall ~~not~~ have any direct owners other than the Transferor (with respect to Capital Fund SPV) or Capital Fund SPV (with respect to the California Borrower).

(n) Minimum Interest Coverage Ratio. As of the end of any Accrual Period, beginning with the Accrual Period ending March 31, 2025, ~~Borrower~~the Borrowers shall not permit ~~its~~the Total Interest Coverage Ratio to be less than 1.50 to 1.00 unless, within three (3) Business Days of the last day of the Accrual Period in which the ~~Borrower~~Borrowers failed to comply with the requirement set forth in this Section 5.2(n), the ~~Borrower~~Borrowers shall have (i) prepaid Loan Advances in an amount that would be sufficient for the ~~Borrower~~Borrowers to have complied with the Total Interest Coverage Ratio requirement set forth in this Section 5.2(n) re-determined as if such prepayment of Loan Advances occurred on the first day of such four-Accrual Period period to which such failure relates (the sufficiency of such amount to be determined by the Administrative Agent) or (ii) provided satisfactory evidence to the Administrative Agent that an Equity Cure Notice was delivered with respect to such event in such amount and the Loan Advances are repaid in such amount not more than twelve (12) Business Days after the last day of the Accrual Period in which the ~~Borrower~~Borrowers failed to comply with the requirement set forth in this Section 5.2(n); provided, that (1) if the ~~Borrower exercises~~Borrowers exercise the cure right set forth in the preceding clause (i) or (ii), then the calculation of the Total Interest Coverage Ratio for the applicable subsequent periods shall be calculated in accordance with clause (i) above, and (2) the ~~Borrower~~Borrowers shall not be permitted to exercise the cure right set forth in the preceding clause (i) or (ii) (A) in any consecutive Accrual Periods, (B) more than two (2) times in any given fiscal year, or (C) more than five (5) times during the term of this Agreement.

(o) Operations of the California Borrower. Notwithstanding any provision of this Agreement to the contrary, until such time as the Borrowers shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that the California Borrower shall have received a California Finance Lender License, the California Borrower (i) shall not receive any proceeds of any Advances and (ii) shall not engage in any business operations (including, without limitation, the acquisition of assets (or contracting to do any of the foregoing)) without the prior written consent of the Administrative Agent other than (A) applying for a California Finance Lender License, and (B) incurring *de minimis* liabilities and acquiring *de minimis* assets in connection with such application.

Section 5.3 Affirmative Covenants of the Collateral Manager.

During the Covenant Compliance Period:

(a) Compliance with Law. The Collateral Manager will comply in all material respects with all Applicable Law, including those with respect to the Collateral or any part thereof, except for instances of non-compliance that could not reasonably be expected to have a Material Adverse Effect.

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(b) Preservation of Corporate Existence. The Collateral Manager will (i) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) qualify and remain qualified in good standing (to the extent such concept exists in such jurisdiction) as a corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

(c) Performance and Compliance with Collateral. The Collateral Manager will duly fulfill and comply with all obligations on the part of the ~~Borrower~~Borrowers to be fulfilled or complied with under or in connection with each item of Collateral, other than the funding, reimbursement or payment obligations of the ~~Borrower~~Borrowers under or in connection with each item of Collateral, and will do nothing to materially impair the rights of the Administrative Agent, as agent for the Secured Parties, or of the Secured Parties in, to and under the Collateral.

(d) Keeping of Records and Books of Account; Inspection Rights.

(i) The Collateral Manager will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Collateral and the identification of the Collateral.

(ii) The Collateral Manager shall comply with and shall cause the ~~Borrower~~Borrowers and any other Loan Party to comply with the terms and provisions of Section 5.1(d) hereof.

(iii) The Collateral Manager will on or prior to the date hereof, mark its master data processing records and other books and records relating to the Collateral with a legend to reflect the ownership of the Collateral by the ~~Borrower~~Borrowers and the security interest of the Administrative Agent as agent for the Secured Parties granted hereunder in the Collateral.

(e) Servicing Standard. The Collateral Manager will comply in all material respects with the Servicing Standard in regard to the Collateral. Compliance by the Collateral Manager with this covenant shall be deemed to constitute compliance by the ~~Borrower~~Borrowers with its corresponding obligations under Sections 5.1(h).

(f) Events of Default. Promptly following the Collateral Manager's knowledge or notice of the occurrence of any Event of Default or Default, the Collateral Manager will provide the Administrative Agent and the Collateral Custodian with written notice of the occurrence of such Event of Default or Default of which the Collateral Manager has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the Collateral Manager setting forth the details of such event and the action that the Collateral Manager proposes to take with respect thereto. The Administrative Agent will provide each Lender with a copy of any such notice promptly upon receipt thereof.

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(g) [Reserved]. (h) Other. The Collateral Manager will promptly furnish to the Administrative Agent such other information, documents, records or reports in its possession, or that can be obtained by the Collateral Manager through reasonable inquiry, respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral Manager as the Administrative Agent or any Lender may from time to time reasonably request in order to protect the interests of the Administrative Agent or Secured Parties under or as contemplated by this Agreement; provided, that (1) any third party’s confidential information subject to a confidentiality agreement with a Loan Party that prohibits the disclosure of such third party’s information to the Administrative Agent, (2) material and affairs protected by the attorney-client privilege, and (3) material which such Person may not disclose without violation of any Applicable Law may be redacted or excluded from the information provided to the Administrative Agent. (i) Proceedings. The Collateral Manager will furnish to the Administrative Agent, as soon as possible and in any event within three (3) Business Days after the Collateral Manager receives notice or obtains knowledge thereof or at the request of the Administrative Agent, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or any Loan Party; provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting (x) the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or theany Borrower in excess of $250,000, or (y) the Transferor in excess of the Threshold, shall be deemed to be material for purposes of this Section 5.3(i). (j) [Reserved]. (k) Loan Register. The Collateral Manager will maintain, or cause to be maintained, with respect to each Noteless Loan a register (which may be in physical or electronic form and readily identifiable as the loan asset register) (each, a “Loan Register”) in which it will record, or cause to be recorded, (v) the principal amount of such Noteless Loan, (w) the amount of any principal or interest due and payable from the Obligor thereunder, (x) the amount of any sum in respect of such Noteless Loan received from the related Obligor, (y) the date of origination of such Noteless Loan and (z) the maturity date of such Noteless Loan. At any time a Noteless Loan is included in the Collateral, the Collateral Manager shall deliver to the Administrative Agent a copy of the related Loan Register, together with a certificate of a Responsible Officer of the Collateral Manager certifying to the accuracy of such Loan Register as of the date of acquisition of such Noteless Loan by the applicable Borrower. Section 5.4 Negative Covenants of the Collateral Manager. During the Covenant Compliance Period: -141- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(a) Mergers, Acquisition, Sales, etc. The Collateral Manager will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person unless the Collateral Manager or its Permitted Affiliate is the surviving entity or sell more than fifty percent (50.00%) of its Capital Stock to any Person and/or such Person’s Affiliates, unless: (i) the Collateral Manager has delivered to the BorrowerBorrowers and the Administrative Agent an Officer’s Certificate and an Opinion of Counsel (which may rely on an Officer’s Certificate as to factual matters) each stating that any consolidation, merger, conveyance or transfer and such supplemental agreement executed in connection therewith comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Collateral Manager and such other matters as the BorrowerBorrowers or the Administrative Agent may reasonably request; (ii) the Collateral Manager shall have delivered notice of such consolidation, merger, conveyance or transfer to the BorrowerBorrowers and the Administrative Agent; and (iii) after giving effect thereto, no Default or Event of Default shall have occurred. (b) Change of Location of Underlying Instruments. The Collateral Manager shall not, without the prior consent of the Administrative Agent, move (or direct or permit any other Person to move) any Certificated Securities or Instruments from the Collateral Custodian’s Custody Facilities unless the Collateral Manager has given at least thirty (30) days’ written notice to the Administrative Agent and has authorized the Administrative Agent to take all actions required under the UCC of each relevant jurisdiction in order to continue the first priority (subject to Permitted Liens) perfected security interest of the Administrative Agent as agent for the Secured Parties in the Collateral. (c) Change in Payment Instructions to Obligors. The Collateral Manager will not make any change in its instructions to Obligors or any relevant administrative agent, as applicable, regarding payments to be made with respect to the Collateral in accordance with Section 2.9 hereof, unless the Administrative Agent has consented to such change; provided that the Collateral Manager may change such instructions to direct such payments be made to the General Collection Account of the BorrowerCapital Fund SPV, rather than any relevant account initially established for the Offshore Borrower, in connection with the closure of such account, so long as the Collateral Manager provides the Administrative Agent notice of such instruction and closure on or prior to the date thereof. (d) Extension or Amendment of Collateral. Except as otherwise permitted under Section 6.4(a), the Collateral Manager will not agree to extend, amend or otherwise modify the terms of any Loan on behalf of theany Borrower. -142- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Section 5.5 Affirmative Covenants of the Collateral Custodian. During the Covenant Compliance Period: (a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Law. (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. Section 5.6 Negative Covenants of the Collateral Custodian. During the Covenant Compliance Period: (a) Underlying Instruments. The Collateral Custodian will not dispose of any physical documents constituting the Underlying Instruments in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement. (b) No Changes to Collateral Custodian Fee. The Collateral Custodian will not make any changes to the Collateral Custodian Fee set forth in the Collateral Custodian Fee Letter without the prior written approval of the Administrative Agent and the BorrowerBorrowers. ARTICLE VI COLLATERAL MANAGEMENT Section 6.1 Designation of the Collateral Manager. Subject to Section 6.11, the servicing, administering and collection of the Collateral shall be conducted by the Collateral Manager. The Collateral Manager may, with the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed) (provided that consent from the Administrative Agent shall not be required for any delegation to or subcontracting with the Investment Advisor or an Affiliate of the Collateral Manager), subcontract with any other Person for servicing, administering or collecting the Collateral; provided that (i) the Collateral Manager shall select any such Person with reasonable care and shall be solely responsible for the fees and expenses payable to such Person, (ii) the Collateral Manager shall not be relieved of, and shall remain liable for, the performance of the duties and obligations of the Collateral Manager pursuant to the terms hereof without regard to any subcontracting arrangement and (iii) any such subcontract shall be subject to the provisions hereof. The Collateral Manager may assign its rights and -143- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

duties hereunder to a Permitted Affiliate in accordance with the terms hereof (including the definitions of “Permitted Affiliate” and the “Change of Control”). Section 6.2 Duties of the Collateral Manager. (a) Appointment. TheEach Borrower hereby appoints the Collateral Manager as its agent to service the Collateral and enforce its rights and remedies in, to and under such Collateral. The Collateral Manager hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto as set forth herein. The Collateral Manager and theeach Borrower hereby acknowledge that the Administrative Agent and the other Secured Parties are third party beneficiaries of the obligations undertaken by the Collateral Manager hereunder. (b) Duties. The Collateral Manager shall take or cause to be taken all such actions as may be necessary or advisable to collect on the Collateral from time to time, all in accordance with Applicable Law and the Servicing Standard. Without limiting the foregoing, the duties of the Collateral Manager shall include the following: (i) preparing and submitting claims to, and acting as post-billing liaison with, Obligors on each Loan (for which no administrative or similar agent exists); (ii) maintaining all necessary records and reports with respect to the Collateral and providing such reports to the Administrative Agent in respect of the management and administration of the Collateral (including information relating to its performance under this Agreement) as may be required hereunder or as the Administrative Agent may reasonably request; (iii) maintaining and implementing administrative and operating procedures (including an ability to recreate management and administration records evidencing the Collateral in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Collateral; (iv) promptly delivering to the Administrative Agent or the Collateral Custodian, from time to time, such information and management and administration records (including information relating to its performance under this Agreement) in the possession of the Collateral Manager, or that can be obtained by the Collateral Manager through reasonable inquiry, as the Administrative Agent or the Collateral Custodian may from time to time reasonably request; provided, that (1) any third party’s confidential information subject to a confidentiality agreement with a Loan Party that prohibits the disclosure of such third party’s information to the Administrative Agent or Collateral Custodian, (2) material and affairs protected by the attorney-client privilege, and (3) material which such Person may not disclose without violation of any Applicable Law may be redacted or excluded from the information provided to the Administrative Agent and Collateral Custodian; provided that, to the extent this sentence prohibits disclosure of information reasonably necessary for the Administrative Agent to determine whether a Loan constitutes an Eligible Loan hereunder, such Loan shall be ineligible until such -144- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

time as information is available for the Administrative Agent to make such determination; (v) identifying each Loan clearly and unambiguously in its records to reflect that such Loan is owned by the applicable Borrower and that thesuch Borrower is granting a security interest therein to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement; (vi) notifying the Administrative Agent of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim (1) that is or is threatened in writing to be asserted by an Obligor with respect to any Loan (or portion thereof) owned in whole or in part by theany Borrower of which it has knowledge or has received written notice; or (2) that could reasonably be expected to have a Material Adverse Effect and of which it has knowledge or has received written notice; (vii) providing the prompt written notice to the Administrative Agent, prior to the effective date thereof, of any proposed changes in the Servicing Standard; (viii) maintaining the first priority, perfected security interest of the Administrative Agent, as agent for the Secured Parties, in the Collateral subject to Permitted Liens; provided that the Collateral Manager shall have no responsibility for filing or maintaining effective financing statements (including any amendments thereto or assignments thereof) in any filing offices, or filing continuation statements, amendments or assignments with respect thereto in any filing offices; (ix) so long as Willow Tree Corporation or one of its Affiliates is the Collateral Manager, maintaining the Loan File(s) (including any updates or amendments thereto) with respect to Loans included as part of the Collateral on a Platform; provided that upon the occurrence and during the continuance of an Event of Default or a Collateral Manager Termination Event, the Administrative Agent may request the Loan File(s) to be sent to the Administrative Agent or its designee; (x) so long as Willow Tree Corporation or one of its Affiliates is the Collateral Manager, with respect to each Loan included as part of the Collateral, making the Loan File available for inspection by the Administrative Agent, upon reasonable advance notice, at the offices of the Collateral Manager during normal business hours; (xi) directing the Collateral Custodian to make payments pursuant to the instructions set forth in the latest Payment Date Report in accordance with Section 2.7 and Section 2.8 and preparing the Payment Date Reports and such other reports as required pursuant to Section 6.8; and (xii) cooperating with the Collateral Administrator in performing its duties under the Collateral Administration Agreement in the manner and at the times required hereunder and under the Collateral Administration Agreement. -145- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

It is acknowledged and agreed that in circumstances in which a Person other than thea Borrower, the Transferor or the Collateral Manager acts as lead agent with respect to any Loan, the Collateral Manager shall perform its administrative and management duties hereunder only to the extent that, as a lender under the related loan syndication Underlying Instruments, it has the right to do so. (c) In performing its duties hereunder and under the other Transaction Documents, the Collateral Manager shall service and administer, and exercise and enforce its rights and remedies in respect of, the Loans and other Collateral and, to the extent consistent with the foregoing, the same care, skill, prudence and diligence with which the Collateral Manager services and administers loans for its own account or for the account of others. The standard required by this Section 6.2(c) is referred to herein as the “Servicing Standard”. Notwithstanding anything to the contrary contained herein, the Collateral Manager shall not be liable for any loss or damages or otherwise be liable to the Lenders, the Administrative Agent or any other Secured Party except to the extent that the Collateral Manager failed to perform its obligations hereunder in accordance with the Servicing Standard as determined pursuant to a final, non-appealable adjudication by a court of competent jurisdiction. (d) Notwithstanding anything to the contrary contained herein, the exercise by the Administrative Agent or the Secured Parties of their rights hereunder (including, but not limited to, the delivery of a Collateral Manager Termination Notice), shall not release the Collateral Manager, the Transferor or the BorrowerBorrowers from any of their duties or responsibilities with respect to the Collateral except to the extent provided in Section 6.11 hereof. The Secured Parties, the Administrative Agent and the Collateral Custodian shall not have any obligation or liability with respect to any Collateral, other than to use reasonable care in the custody and preservation of collateral in such party’s possession and, in the case of the Collateral Custodian, to maintain such collateral in segregated accounts as provided in this Agreement, nor shall any of them be obligated to perform any of the obligations of the Collateral Manager hereunder. (e) Any payment by an Obligor in respect of any Indebtedness owed by it to thea Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract (including by the Underlying Instrument) or law and unless otherwise instructed by the Administrative Agent, be applied as a collection of a payment by such Obligor (starting with the oldest such outstanding payment due) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor. (f) It is hereby acknowledged and agreed that, in addition to acting in its capacity as Collateral Manager pursuant to the terms of this Agreement, Willow Tree Corporation will engage in other business and render other services outside the scope of its capacity as Collateral Manager (including acting as administrative agent or as a lender with respect to Underlying Instruments). It is hereby further acknowledged and agreed that such other activities shall in no way whatsoever alter, amend or modify any of the Collateral Manager’s rights, duties or obligations under the Transaction Documents (including its duty to comply with the Servicing Standard). -146- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Section 6.3 Authorization of the Collateral Manager.

(a) Each of the ~~Borrower~~Borrowers, the Administrative Agent, and each Lender hereby authorizes the Collateral Manager to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the Collateral Manager and not inconsistent with the grant of a security interest granted by the ~~Borrower~~Borrowers to the Administrative Agent, on behalf of the Secured Parties, hereunder, to collect all amounts due under any and all Collateral, including endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral and, after the delinquency of any Collateral and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof. The ~~Borrower~~Borrowers and the Administrative Agent, on behalf of the Secured Parties shall furnish the Collateral Manager with any powers of attorney and other documents necessary or appropriate to enable the Collateral Manager to carry out its management and administrative duties hereunder, and shall cooperate with the Collateral Manager to the fullest extent in order to ensure the collectability of the Collateral. In no event shall the Collateral Manager be entitled to make any Secured Party or the Collateral Custodian a party to any litigation without such party's express prior written consent, or to make the ~~Borrower~~Borrowers a party to any litigation (other than any foreclosure or similar collection procedure or any bankruptcy, insolvency or other similar proceeding with respect to an Obligor) without the Administrative Agent's consent.

(b) After the declaration of the Termination Date, at the direction of the Administrative Agent, the Collateral Manager shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Collateral; provided that the Administrative Agent may, in accordance with Section 5.1(m), notify any relevant administrative agent or Obligor, as applicable, with respect to any Collateral of the assignment of such Collateral to the Administrative Agent, on behalf of the Secured Parties, and direct that payments of all amounts due or to become due be made directly to the Administrative Agent or any collection agent, sub-agent or account designated by the Administrative Agent and, upon such notification and at the expense of the ~~Borrower~~Borrowers, the Administrative Agent may enforce collection of any such Collateral, and adjust, settle or compromise the amount or payment thereof.

Section 6.4 Collection of Payments; Accounts.

(a) Collection Efforts, Modification of Collateral. The Collateral Manager will collect or use its commercially reasonable efforts to cause to be collected, all payments called for under the terms and provisions of the Loans included in the Collateral as and when the same become due in accordance with the Servicing Standard. Neither the ~~Borrower~~Borrowers nor the Collateral Manager may agree to waive, modify or otherwise vary any provision of any Loan included in the Collateral in any manner contrary to the Servicing Standard.

(b) Taxes and other Amounts. The Collateral Manager will use commercially reasonable efforts consistent with the Servicing Standard to collect all payments with respect to

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amounts due for Taxes, assessments and insurance premiums relating to each Loan to the extent required to be paid to theany Borrower for such application under the Underlying Instrument and remit such amounts from funds on deposit in the Operating Account to the appropriate Governmental Authority or insurer as required by the Underlying Instruments. (c) Payments to Collection Account. On or before the applicable Funding Date, the Collateral Manager shall have instructed all Obligors responsible for payment and/or any relevant administrative agents to make all payments owing to theany Borrower in respect of the Collateral directly to the General Collection Account; provided that the Collateral Manager is not required to so instruct any Obligor to the extent that payment is made to the lenders under the related Underlying Instruments by the relevant administrative agent or other similar agent thereunder. (d) Accounts. Each of the parties hereto hereby agrees that the Collateral Account shall be deemed to be a comprised of a Securities Account and a related Deposit Account, together with any additional subaccounts as the Collateral Custodian may determine from time to time are necessary for administrative convenience. Each of the parties hereto hereby agrees to cause the Securities Intermediary to agree with the parties hereto that with respect to the Collateral Account, (A) the property other than Cash (subject to Section 6.4(e) below with respect to any property other than investment property, as defined in Section 9-102(a)(49) of the UCC) is to be treated as a Financial Asset, (B) all Cash shall be held in the related Deposit Account and (C) the jurisdiction governing the Account, all Cash and other Financial Assets credited to the Account and the securities intermediary’s jurisdiction (within the meaning of Section 9-304(b) of the UCC) shall, in each case, be the State of New York. In no event may any Financial Asset held in the Collateral Account be registered in the name of, payable to the order of, or specially Indorsed to, thea Borrower, unless such Financial Asset has also been Indorsed in blank or to the Securities Intermediary. In addition, for an Approved Foreign Currency, the Collateral Custodian shall, on or after the date hereof, establish segregated accounts that each constitute a Principal Collection Account and Interest Collection Account for an Approved Foreign Currency. Any amounts received by the Collateral Custodian that are denominated in an Approved Foreign Currency that are required to be deposited into the Principal Collection Account or the Interest Collection Account shall be deposited by the Collateral Custodian into the applicable Principal Collection Account or Interest Collection Account, as applicable, for an Approved Foreign Currency. (e) Underlying Instruments. Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, the Collateral Custodian shall not be under any duty or obligation in connection with the acquisition by thea Borrower, or the grant by thea Borrower to the Administrative Agent, of any Loan to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of thesuch Borrower under the related Underlying Instruments, or otherwise to examine the Underlying Instruments, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer (including any necessary consents). The Collateral Custodian shall hold any Instrument delivered to it evidencing any Loan granted as collateral security to the Administrative Agent hereunder as custodial agent for the Administrative Agent in accordance with the terms of this Agreement. -148- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that (a) interests in Loans may be acquired and delivered by the BorrowerBorrowers to the Collateral Custodian hereunder from time to time which are not evidenced by, or accompanied by delivery of, a “security” (as that term is defined in UCC Section 8-102) or an “instrument” (as that term is defined in Section 9-102(a)(4a) of the UCC), and may be evidenced solely by delivery to the Collateral Custodian of a facsimile copy or “pdf” of a duly executed transfer document described in clause (a)(ii) of the definition of “Required Loan Documents” (such document, a “Loan Assignment Agreement”) in favor of the applicable Borrower as assignee, (b) any such Loan Assignment Agreement (and the registration of the related Loans on the books and records of the applicable obligor or bank agent) shall be registered in the name of the applicable Borrower, and (c) any duty on the part of the Collateral Custodian with respect to such Loan (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Loan for purposes of UCC Section 8-504) shall be limited to the exercise of reasonable care by the Collateral Custodian in the physical custody of any such Loan Assignment Agreement delivered in original form. (f) Adjustments. If (i) the Collateral Manager makes a deposit into the Collection Account on behalf of thea Borrower in respect of a Collection of a Loan and such Collection was received by the Collateral Manager in the form of a check that is not honored for any reason or (ii) the Collateral Manager makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Collateral Manager shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid. Section 6.5 Realization Upon Defaulted or Delinquent Loans. The Collateral Manager will use reasonable efforts consistent with the Underlying Instruments to exercise available remedies relating to a Loan that is delinquent in the payment of any amounts due thereunder or with respect to which the related Obligor defaults in the performance of any of its obligations thereunder in order to maximize recoveries thereunder if satisfactory arrangements cannot be made. The Collateral Manager will comply with the Servicing Standard and Applicable Law in exercising such remedies, including but not limited to acceleration and foreclosure, and employ practices and procedures in exercising such remedies consistent with the Servicing Standard, including reasonable efforts to enforce all material payment obligations of Obligors by foreclosing upon and causing the sale of such Underlying Assets at public or private sale if no satisfactory arrangements can be made for collection of delinquent payments. Notwithstanding any of the foregoing, the Collateral Manager shall not be obligated to breach any of its duties or responsibilities under any Underlying Instruments to comply with this Section 6.5. Section 6.6 Collateral Manager Compensation. As compensation for its servicing, administrative and management activities hereunder and reimbursement for its expenses, the Collateral Manager or its designee shall be -149- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

entitled to receive the Senior Collateral Manager Fee and reimbursement of its expenses pursuant to the provisions of Section 2.7 and Section 2.8, as applicable.

Section 6.7 Payment of Certain Expenses by the Collateral Manager.

The initial Collateral Manager will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of its independent accountants, Taxes imposed on the Collateral Manager, expenses incurred by the Collateral Manager in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the ~~Borrower~~Borrowers, provided that the Collateral Manager will be reimbursed for any such fees and expenses incurred hereunder (including fees and expenses paid by the Collateral Manager on behalf of the ~~Borrower (~~Borrowers (including attorney's and accountants' fees and expenses)) and any Taxes incurred in the performance of its duties (but not in respect of any Taxes payable by the Collateral Manager on its compensation), subject to the availability of funds pursuant to Sections 2.7 and 2.8. The ~~Borrower~~Borrowers will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Accounts.

Section 6.8 Reports.

(a) ~~Borrower's~~Borrowers' Notice. On each Funding Date and on the date of each Reinvestment of Principal Collections pursuant to Section 2.14(a)(i) or acquisition by ~~the~~a Borrower of Loans in connection with a Substitution pursuant to Section 2.14(b), the ~~Borrower~~Borrowers (or the initial Collateral Manager on its behalf) will provide the applicable ~~Borrower's~~Borrowers' Notice and a Borrowing Base Certificate, each updated as of such date, to the Administrative Agent (with a copy to the Collateral Custodian).

(b) Tax Returns. Upon reasonable request by the Administrative Agent, the initial Collateral Manager shall deliver copies of all foreign and U.S. federal, state and local income tax returns and reports filed by ~~the~~any Borrower or in which ~~the~~any Borrower was included.

(c) Obligor Financial Statements; Other Reports. Reasonably promptly after receipt thereof, the Collateral Manager will deliver, or cause the applicable Borrower to deliver, to the Administrative Agent (with a copy to the Collateral Custodian), to the extent received by ~~the~~such Borrower or the Collateral Manager pursuant to the Underlying Instruments, the complete financial reporting package with respect to each Obligor and with respect to each Loan for such Obligor (including any financial statements, management discussion and analysis, executed covenant compliance certificates and related covenant calculations with respect to such Obligor and with respect to each Loan for such Obligor) provided to ~~the~~such Borrower or the Collateral Manager for the quarterly and annual periods required by the Underlying Instruments. Upon demand by the Administrative Agent or any Lender, the Collateral Manager will provide any financial or other information that is in the possession of the Collateral Manager, or that can be obtained by the Collateral Manager through commercially reasonable efforts, as the Administrative Agent or such Lender may reasonably request with respect to any Obligor. Notwithstanding the foregoing, (1) any third party's confidential information subject to a

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confidentiality agreement with a Loan Party that prohibits the disclosure of such third party’s information to the Administrative Agent or Collateral Custodian, (2) material and affairs protected by the attorney-client privilege, and (3) material which such Person may not disclose without violation of any Applicable Law may be redacted or excluded from the documents and information provided to the Administrative Agent, the Lenders and Collateral Custodian; provided that, to the extent this sentence prohibits disclosure of information reasonably necessary for the Administrative Agent to determine whether a Loan constitutes an Eligible Loan hereunder, such Loan shall be ineligible until such time as information is available for the Administrative Agent to make such determination. (d) Amendments to Loans. The Collateral Manager will furnish via electronic communication pursuant to procedures approved by the Administrative Agent, to the Administrative Agent, a copy of (x) any material Loan Modification, including, without limitation, any Material Modification, and (y) any other Loan Modification to which theany Borrower and/or the Collateral Manager is a signatory (along with any internal investment memorandum (or similar documents) prepared by theany Borrower or the Collateral Manager in connection with such Loan Modification) not later than the applicable Loan Modification Delivery Date (or such later date as agreed to by the Administrative Agent in its sole discretion). Section 6.9 Annual Statement as to Compliance. The Collateral Manager will provide to the Administrative Agent (with a copy to the Collateral Custodian), within one hundred twenty (120) days following the end of each fiscal year of the Collateral Manager, commencing with the fiscal year ending on December 31, 2024, a fiscal report and certificate signed by a Responsible Officer of the Collateral Manager substantially in the form of Exhibit L hereto certifying that (a) a review of the activities of the Collateral Manager, and the Collateral Manager’s performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person’s supervision and (b) the Collateral Manager has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Collateral Manager Termination Event has occurred and is continuing or, if any such Collateral Manager Termination Event has occurred and is continuing, a statement describing the nature thereof and the steps being taken to remedy such Collateral Manager Termination Event. Section 6.10 The Collateral Manager Not to Resign. The Collateral Manager shall not resign from the obligations and duties hereby imposed on it except upon the Collateral Manager’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Manager could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Manager shall be supported as to clause (i) above by written advice of counsel, a summary of which will be provided to the Administrative Agent. Section 6.11 Collateral Manager Termination Events. -151- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(a) Upon the occurrence and during the continuance of a Collateral Manager Termination Event, notwithstanding anything herein to the contrary, the Administrative Agent, by written notice to the Collateral Manager and a copy to the Collateral Custodian (such notice, a “Collateral Manager Termination Notice”), may, in its sole discretion, terminate all of the rights and obligations of the Collateral Manager as Collateral Manager under this Agreement. Following any such termination, the Administrative Agent may, in its sole discretion, assume or delegate (other than to a Disqualified Person) the servicing, administering and collection of the Collateral (and is authorized to direct the Collateral Custodian and Collateral Administrator in such matters) prior to the appointment and replacement of the Collateral Manager as to the servicing, administering and collection of the Collateral); provided that, at least five (5) Business Days prior to any appointment of a replacement Collateral Manager (the “Replacement Collateral Manager”) hereunder, the Administrative Agent shall notify the BorrowerBorrowers of such proposed replacement and shall consult with the BorrowerBorrowers regarding such replacement; provided, further, that the Replacement Collateral Manager shall not be a Disqualified Person; provided, further, that until any such assumption or delegation, the Collateral Manager shall (i) unless otherwise notified by the Administrative Agent, continue to act in such capacity pursuant to Section 6.1 and (ii) as requested by the Administrative Agent (A) terminate some or all of its activities as Collateral Manager hereunder in the manner requested by the Administrative Agent in its sole discretion as necessary or desirable, (B) provide such information in the possession of the Collateral Manager, or that can be obtained by the Collateral Manager through reasonable inquiry, as may be requested by the Administrative Agent to facilitate the transition of the performance of such activities to the Administrative Agent or any agent thereof and (C) take all other actions reasonably requested by the Administrative Agent, in each case to facilitate the transition of the performance of such activities to the Replacement Collateral Manager. (b) Upon the appointment of the Replacement Collateral Manager, the Collateral Manager agrees to cooperate and use its commercially reasonable efforts in effecting the transition of the responsibilities and rights of servicing of the Collateral, including the transfer to the Replacement Collateral Manager for the administration by it of all cash amounts that shall at the time be held by the Collateral Manager for deposit, or have been deposited by the Collateral Manager, or thereafter received with respect to the Collateral and the delivery to the Replacement Collateral Manager in an orderly and timely fashion of all files and records in the possession of the Collateral Manager, or that can be obtained by the Collateral Manager through reasonable inquiry, with respect to the Collateral and a computer data file in readable form containing all such information necessary to enable the Replacement Collateral Manager to service the Collateral. In addition, the Collateral Manager agrees to cooperate and use its commercially reasonable efforts in providing, at the expense of the Collateral Manager, the Replacement Collateral Manager with reasonable access (including at the premises of the Collateral Manager) to the employees of the Collateral Manager, and any and all of the books, records (in electronic or other form) or other information reasonably requested by it that is in the possession of the Collateral Manager, or that can be obtained by the Collateral Manager through reasonable inquiry, to enable the Replacement Collateral Manager to assume the servicing functions hereunder and under this Agreement and to maintain a list of key servicing personnel and contact information. -152- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(c) The Collateral Manager will, upon the request of the Replacement Collateral Manager following the occurrence of a Collateral Manager Termination Event, provide the Replacement Collateral Manager with a power of attorney providing that the Replacement Collateral Manager is authorized and empowered to execute and deliver, on behalf of the Collateral Manager, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do so or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination or to perform the duties of the Collateral Manager under this Agreement. Section 6.12 Custody Arrangements. Without limiting the Borrower’sBorrowers’ obligations hereunder, the parties acknowledge that the BorrowerBorrowers may arrange for a custodian meeting the requirements specified in 15 U.S. Code § 80a–17(f) to hold and maintain any securities, documents and instruments on its behalf. ARTICLE VII THE COLLATERAL CUSTODIAN Section 7.1 Designation of Collateral Custodian. (a) Initial Collateral Custodian. The role of the Collateral Custodian with respect to the Underlying Instruments relating to the Permitted Investments shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 7.1. Until the Administrative Agent shall give to State Street Bank and Trust Company a Collateral Custodian Termination Notice, State Street Bank and Trust Company is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Custodian pursuant to the terms hereof. (b) Successor Collateral Custodian. Upon the Collateral Custodian’s receipt of a Collateral Custodian Termination Notice from the Administrative Agent and the designation of a successor Collateral Custodian pursuant to the provisions of Section 7.5, the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder. Section 7.2 Duties of Collateral Custodian. (a) Appointment. Each of the BorrowerBorrowers and the Administrative Agent hereby designates and appoints the Collateral Custodian to act as its agent and hereby authorizes the Collateral Custodian to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Custodian by this Agreement. The Collateral Custodian hereby accepts such agency appointment to act as Collateral Custodian pursuant to the terms of this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof. -153- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(b) Duties. On or before the initial Funding Date, and until its removal pursuant to Section 7.5, the Collateral Custodian shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations: (i) [Reserved]. (ii) [Reserved]. (iii) The Collateral Custodian shall make payments in accordance with Section 2.7 and Section 2.8 (the “Payment Duties”). (iv) The Collateral Custodian shall provide a written daily report to the Administrative Agent and the Collateral Manager of (x) all deposits to and withdrawals from the Accounts for each Business Day and the outstanding balances as of the end of each Business Day, and (y) a report of settled trades for each Business Day. For the avoidance of doubt the Collateral Custodian will not permit any withdrawal from any Collection Account except in accordance with Section 2.9(g). (v) On or before the Effective Date, the Collateral Custodian shall accept from the Collateral Manager delivery of the information required to be set forth in the Borrowing Base Certificate in hard copy and on computer file. (vi) In performing its duties, all calculations made by the Collateral Custodian pursuant to this Section 7.2(b) using Advance Rate, EBITDA and Unrestricted Cash of any Obligor (or, with respect to Advance Rate, Loan) shall be made using such amounts and an Approved Foreign Currency as provided by the BorrowerBorrowers or the Collateral Manager to the Collateral Custodian. (vii) In performing its duties, the Collateral Custodian shall use a commercially reasonable degree of care and attention required or expected with respect to the provision of similar services and similar loans. Section 7.3 Merger or Consolidation. Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral Custodian hereunder, shall be the successor to the Collateral Custodian under this Agreement and any other Transaction Document to which it is a party without further act of any of the parties to this Agreement. Section 7.4 Collateral Custodian Compensation. As compensation for its collateral custodian activities hereunder, the Collateral Custodian shall be entitled to a Collateral Custodian Fee pursuant to the provision of Section 2.7 -154- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

or Section 2.8, as applicable. The Collateral Custodian’s entitlement to receive the Collateral Custodian Fee shall cease on the earlier to occur of: (i) its removal as Collateral Custodian pursuant to Section 7.5 or (ii) the termination of this Agreement. Section 7.5 Collateral Custodian Removal. The Collateral Custodian may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Collateral Custodian (the “Collateral Custodian Termination Notice”); provided that notwithstanding its receipt of a Collateral Custodian Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed by the Administrative Agent with the consent of the BorrowerBorrowers (such consent not to be unreasonably withheld or delayed) (except during the continuance of an Event of Default), has agreed to act as Collateral Custodian hereunder, and has received all Underlying Instruments held by the previous Collateral Custodian. Section 7.6 Limitation on Liability. (a) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or, prior to the occurrence of an Event of Default or Collateral Manager Termination Event, the Collateral Manager or (b) the verbal instructions of the Administrative Agent or, prior to the occurrence of an Event of Default or Collateral Manager Termination Event, the Collateral Manager. (b) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel. (c) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except, notwithstanding anything to the contrary contained herein, in the case of its willful misconduct, bad faith or grossly negligent performance or omission of its duties and in the case of its grossly negligent performance of its Payment Duties and in the case of its grossly negligent performance of its duties in taking and retaining custody of the Underlying Instruments. Under no circumstances will the Collateral Custodian be liable for indirect, special, consequential or incidental damages, such as loss of use, revenue or profit. (d) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations -155- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

as to the validity or value (except as expressly set forth in this Agreement) of any of the Collateral. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it. (e) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian. (f) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder. (g) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral. (h) The Collateral Custodian may assume the genuineness of any such Required Loan Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each Required Loan Document it may receive is what it purports to be. If an original “security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the UCC, respectively, is or shall be or become available with respect to any Collateral to be held by the Collateral Custodian under this Agreement, it shall be the sole responsibility of the BorrowerBorrowers to make or cause delivery thereof to the Collateral Custodian, and the Collateral Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any Collateral or to compel or cause delivery thereof to the Collateral Custodian. Without prejudice to the generality of the foregoing, the Collateral Custodian shall be without liability to the BorrowerBorrowers, the Collateral Manager, the Administrative Agent or any other Person for any damage or loss resulting from or caused by events or circumstances beyond the Collateral Custodian’s reasonable control, including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, or other similar events or acts (it being understood that the Collateral Custodian shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances); errors by the BorrowerBorrowers, the Collateral Manager or the Administrative Agent (including any Responsible Officer of any thereof) in its instructions to the Collateral Custodian; or changes in applicable law, regulation or orders. (i) [Reserved]. (j) In case any reasonable question arises as to its duties hereunder, the Collateral Custodian may, in the absence of a continuing of an Event of Default or the occurrence of the Termination Date, request instructions from the Collateral Manager and during -156- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the existence of an Event of Default or following the occurrence of the Termination Date, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Collateral Manager or the Administrative Agent, as applicable. The Collateral Custodian shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent and, to the extent that it is entitled to rely on such instructions, instructions of the BorrowerBorrowers or the Collateral Manager. (k) Without limiting the generality of any terms of this Section, the Collateral Custodian shall have no liability for any failure, inability or unwillingness on the part of the Collateral Manager, the Administrative Agent, any agent or the BorrowerBorrowers to provide accurate and complete information on a timely basis to the Collateral Custodian, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Custodian’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof. (l) The Collateral Custodian shall not be deemed to have knowledge or notice of any matter unless actually known to a Responsible Officer of the Collateral Custodian. (m) The Collateral Custodian may exercise any of its rights or powers hereunder or perform any of its duties hereunder with respect to any foreign exchange transaction, either directly or, by or through agents or attorneys, and the Collateral Custodian shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed hereunder with due care by it. Neither the Collateral Custodian nor any of its affiliates, directors, officers, shareholders, agents or employees will be liable to the Collateral Manager, the BorrowerBorrowers or any other Person, except by reason of acts or omissions by the Collateral Custodian constituting bad faith, fraud, willful misconduct, gross negligence or reckless disregard of the Collateral Custodian’s duties hereunder. The Collateral Custodian shall in no event have any liability for the actions or omissions of the BorrowerBorrowers, the Collateral Manager, the Administrative Agent, or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the BorrowerBorrowers, the Collateral Manager, the Administrative Agent, or another Person except to the extent that such inaccuracies or errors are caused by the Collateral Custodian’s own bad faith, fraud, willful misconduct, gross negligence or reckless disregard of its duties hereunder. (n) It is understood and agreed that any foreign exchange transaction effected by the Collateral Custodian acting at the direction of the Administrative Agent, the BorrowerBorrowers or the Collateral Manager may be entered with State Street Bank and Trust Company or its affiliates acting as principal or otherwise through customary banking channels. The Collateral Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions. Each party hereto acknowledges that the Collateral Custodian or any affiliates of the Collateral Custodian involved in any such foreign exchange transactions may make a margin or banking income from foreign exchange transactions entered into pursuant to this section for which they shall not be required to -157- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

account to the ~~Borrower~~Borrowers, the Administrative Agent or the Collateral Manager. All risk and expense incident to such conversion is the responsibility of the ~~Borrower~~Borrowers, the Administrative Agent or the Collateral Manager. The Collateral Custodian shall have no (x) responsibility for fluctuations in exchange rates affecting any collections or conversion thereof and (y) to the extent it complies with the instructions provided by the respective party, liability for any losses incurred or resulting from the rates obtained in such foreign exchange transactions.

(o) The Collateral Custodian shall have no obligation to supervise, verify, monitor or administer the performance of the Collateral Manager or the ~~Borrower~~Borrowers and shall have no liability for any action taken or omitted by the Collateral Manager (including any successor to the Collateral Manager) or the ~~Borrower~~Borrowers. The Collateral Custodian may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Collateral Custodian will be liable for any acts or omissions of any such agents, attorneys or custodians acting for and on behalf of the Collateral Custodian. Neither the Collateral Custodian nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence, bad faith, fraud, reckless disregard or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

Section 7.7 Resignation of the Collateral Custodian.

(a) The Collateral Custodian shall not resign from the obligations and duties hereby imposed on it except upon (a) ninety (90) days written notice to the ~~Borrower~~Borrowers, the Collateral Manager, the Administrative Agent and each Lender, or (b) the Collateral Custodian's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. No such resignation shall become effective until a successor Collateral Custodian shall have assumed the responsibilities and obligations of the Collateral Custodian hereunder. Upon the resignation of the Collateral Custodian, the Administrative Agent shall appoint a successor Collateral Custodian that, unless an Event of Default shall have occurred and be continuing, is reasonably acceptable to the ~~Borrower~~Borrowers, and if it does not do so within thirty (30) days of the Collateral Custodian's resignation, the ~~Borrower~~Borrowers may so appoint the successor and if it does not do so within sixty (60) days of the Collateral Custodian's resignation, Collateral Custodian may petition a court of competent jurisdiction for the appointment of a successor.

(b) Upon ninety (90) days prior written notice to the ~~Borrower~~Borrowers, the Collateral Manager, the Administrative Agent and each Lender, the Collateral Custodian will have the right to assign its obligations hereunder with the prior written consent of the Administrative Agent and the ~~Borrower~~Borrowers, which consents shall not be unreasonably withheld; provided that such assignment must be to a Person that is a nationally reputable collateral custodian with experience providing services of the type that Collateral Custodian is

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obligated to provide hereunder and with respect to loans of the type represented by the Loans. In addition, the Collateral Custodian may execute any of its duties under this Agreement by or through agents; provided that the Collateral Custodian shall remain primarily liable for the due performance of its duties hereunder.

Section 7.8 Access to Certain Documentation and Information Regarding the Collateral; Audits.

The Collateral Manager, the ~~Borrower~~Borrowers and the Collateral Custodian shall provide to the Administrative Agent access to the Underlying Instruments and all other documentation regarding the Collateral including in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two (2) Business Days' prior written request, (ii) during normal business hours and (iii) subject to the Collateral Manager's and Collateral Custodian's normal security and confidentiality procedures; provided that the Administrative Agent may, and shall upon request of any Lender, permit each Lender to be included on any such review, and shall use commercially reasonable efforts to schedule any review on a day when Lenders desiring to participate in such review may be included. Notwithstanding the foregoing, (1) any third party's confidential information subject to a confidentiality agreement with a Loan Party that prohibits the disclosure of such third party's information to the Administrative Agent or Collateral Custodian, (2) material and affairs protected by the attorney-client privilege, and (3) material which such Person may not disclose without violation of any Applicable Law may be redacted or excluded from the documents and information provided to the Administrative Agent, the Lenders and Collateral Custodian. From time to time at the discretion of the Administrative Agent, the Administrative Agent may review the Collateral Manager's collection and administration of the Collateral in order to assess compliance by the Collateral Manager with Article VI and may conduct an audit of the Collateral, the Underlying Instruments, and the information contained in the Borrowing Base Certificates and Payment Date Reports in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. The fees and expenses of the Collateral Custodian incurred under this Section 7.8 shall be borne by the ~~Borrower~~Borrowers; provided that so long as no Event of Default has occurred and is continuing, the ~~Borrower~~Borrowers shall be responsible for all costs and expenses for only one (1) such visit per fiscal year.

ARTICLE VIII

SECURITY INTEREST

Section 8.1 Grant of Security Interest.

(a) This Agreement constitutes a security agreement and the Advances effected hereby constitute secured loans by the applicable Lenders to the ~~Borrower~~Borrowers under Applicable Law. For such purpose, ~~the~~each Borrower hereby collaterally assigns and grants as of the Effective Date to the Administrative Agent, as agent for the Secured Parties, a lien and continuing security interest in all of ~~the~~such Borrower's right, title and interest in, to and

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under (in each case, whether now owned or existing, or hereafter acquired or arising) all Accounts, General Intangibles, Instruments and Investment Property and any and all other property of any type or nature owned by it (the “Collateral”), including but not limited to: (i) all Loans, Permitted Investments and Equity Securities, all payments thereon or with respect thereto and all contracts to purchase, commitment letters, confirmations and due bills relating to any Loans, Permitted Investments or Equity Securities; (ii) the Accounts and all Cash and Financial Assets credited thereto and all income from the investment of funds therein; (iii) all Transaction Documents to which thesuch Borrower is a party; (iv) all funds delivered to the Collateral Custodian (directly or through a bailee); (v) all Collections, rights in Underlying Assets and Underlying Instruments, Insurance Policies, all Required Loan Documents and related records and assets; and (vi) all accounts, accessions, profits, income benefits, proceeds, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of thesuch Borrower described in the preceding clauses; in each case, whether now existing or hereafter arising or acquired by thesuch Borrower, and wherever the same may be located, to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the BorrowerBorrowers arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including all Obligations. Notwithstanding any of the other provisions set forth in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) any Excluded Amounts, (B) any amounts received by theany Borrower from an Obligor following the sale of the related Loan by thesuch Borrower pursuant to Section 2.14 which thesuch Borrower is required to pay to the purchaser or transferee of such Loan, and (C) any property to the extent that such grant of a security interest is prohibited by any Applicable Law not in effect as of the date hereof or requires a consent not obtained of any Governmental Authority pursuant to such Applicable Law, and (D) any Pledged Collateral (as defined in the applicable Pledge Agreement), provided that (x) immediately at such time as the prohibition shall no longer be applicable, such security interest shall attach immediately to such assets and (y) the Collateral includes any Proceeds of any such assets. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. Each of the Administrative Agent and each Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to theany Borrower for -160- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

any act or failure to act hereunder, except for its own gross negligence, bad faith, fraud or willful misconduct as determined by a final, non-appealable judgment by a court of competent jurisdiction. If theany Borrower fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The reasonable and documented out-of-pocket expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the rate per annum applicable to Advances, shall be payable by the BorrowerBorrowers to the Administrative Agent to the extent reimbursable under Section 12.9 on the next Payment Date following demand therefor with an accompanying reasonably detailed description thereof (provided that such Payment Date is at least ten (10) Business Days following the date that the Borrower receivesBorrowers receive written demand therefor with the accompanying description thereof, and otherwise on the second Payment Date following demand therefor) and shall constitute Obligations secured hereby. (b) The grant of a security interest under this Section 8.1 does not constitute and is not intended to result in a creation or an assumption by the Administrative Agent or any of the other Secured Parties of any obligation of theany Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (i) the BorrowerBorrowers shall remain liable under any applicable Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release theany Borrower from any of its duties or obligations under any applicable Collateral, and (iii) none of the Administrative Agent or any other Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the BorrowerBorrowers thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. (c) Notwithstanding anything to the contrary, the BorrowerBorrowers, the Collateral Manager, the Administrative Agent, the Collateral Custodian and each Lender hereby agree to treat, and to cause each of their respective Affiliates to treat, each Note as indebtedness for purposes of U.S. federal, state and local income or franchise tax to the extent permitted by Applicable Law and shall file its tax returns or reports, or cause its Affiliates to file such tax returns or reports, in a manner consistent with such treatment. Section 8.2 Release of Lien on Collateral. The Lien created pursuant to this Agreement shall (in the case of clauses (i) and (ii) below, solely with respect to the Collateral described in such clauses) be automatically released with upon the occurrence of the following: (i) any Collateral expires by its terms and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection Account, (ii) any Loan has been the subject of a Discretionary Sale, Substitution or a sale of a Warranty Loan or a Zero Value Asset pursuant to Section 2.14 or (iii) this Agreement terminates in accordance with Section 12.6. In connection with any sale of such Collateral, the Administrative Agent, as agent for the Secured Parties, will after the deposit by the Collateral -161- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Manager of the Proceeds of such sale into the Collection Account, at the sole expense of the ~~Borrower~~Borrowers, execute and deliver to the Collateral Manager any assignments, bills of sale, termination statements and any other releases and instruments as the Collateral Manager may reasonably request in order to effect the release and transfer of such Collateral; provided that, the Administrative Agent, as agent for the Secured Parties, will make no representation or warranty, express or implied, with respect to any such Collateral in connection with such sale or transfer and assignment. Nothing in this section shall diminish the Collateral Manager's obligations pursuant to Section 6.5 with respect to the Proceeds of any such sale.

Section 8.3 Remedies.

Upon the occurrence and during the continuance of an Event of Default, subject to Section 9.2(c), the Administrative Agent and Secured Parties shall have, with respect to the Collateral granted pursuant to Section 8.1, and in addition to all other rights and remedies available to the Administrative Agent and Secured Parties under this Agreement, any other Transaction Document or other Applicable Law, all rights and remedies set forth in Section 9.2.

Section 8.4 Waiver of Certain Laws.

Each of the ~~Borrower~~Borrowers and the Collateral Manager agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the ~~Borrower~~Borrowers and the Collateral Manager, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine.

Section 8.5 Power of Attorney.

Each of the ~~Borrower~~Borrowers and the Collateral Manager hereby irrevocably appoints the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at the ~~Borrower's~~Borrowers' expense, in connection with the enforcement of the rights and remedies provided for (and subject to the terms and conditions set forth) in this Agreement during the continuance of an Event of Default, including the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the ~~Borrower~~Borrowers and the Collateral Manager hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant

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hereto, and (d) to sign any agreements, orders or other documents (other than any amendment to any Transaction Document) in order to enforce the Administrative Agent's rights and obligations under or pursuant to any Transaction Document. Nevertheless, if so requested by the Administrative Agent, the ~~Borrower~~Borrowers shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

ARTICLE IX

EVENTS OF DEFAULT

Section 9.1 Events of Default.

The following events shall be Events of Default ("Events of Default") hereunder:

(a) any failure by the ~~Borrower~~Borrowers to pay any principal when due (including on the Termination Date); provided, that, if such failure to pay (other than any such failure with respect to a payment due on the Termination Date) is due to an administrative error or omission, such failure to pay shall constitute an Event of Default if not cured within three (3) Business Days after ~~the~~any Borrower has actual knowledge; or

(b) any failure by the ~~Borrower~~Borrowers to pay all accrued and unpaid Interest and Non-Usage Fees on any Payment Date; provided that, if such failure to pay is due to administrative error or omission, such failure to pay shall constitute an Event of Default if not cured within three (3) Business Days after the agent responsible for such error or omission receives written notice or has actual knowledge of such administrative error or omission and so notifies the ~~Borrower~~Borrowers, or ~~the~~any Borrower or the Transferor otherwise has actual knowledge of such administrative error or omission; or

(c) failure to pay, on the Termination Date, the outstanding principal of all Advances Outstanding, and all Interest and all fees accrued and unpaid thereon together with all other Obligations; or

(d) any Loan Party fails to make any payments not addressed by Section 9.1(a) through (c) when due under the Transaction Documents and the same continues unremedied for a period of thirty (30) days after the earlier to occur of (i) the date on which written notice of such failure shall have been given to the applicable Loan Party and (ii) the date on which the applicable Loan Party acquires knowledge thereof; or

(e) the failure on the part of ~~the~~any Borrower to (i) observe or perform the covenants set forth in Section 5.1(c)(ii) and the same continues unremedied for a period of two (2) Business Days (if such failure can be remedied), (ii) observe or perform the covenants set forth in Sections 5.1(d) or 5.1(k) and the same continues unremedied for a period of five (5) Business Days (if such failure can be remedied), (iii) observe or perform the covenants set forth in Section 5.1(f) (x) in a manner such that the aggregate amount of the Collections not delivered or transferred in accordance with Section 5.1(f) shall exceed $75,000 in the aggregate at any

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given time, or (y) in any manner and the same continues unremedied for a period of two (2) Business Days after theany Borrower or the Collateral Manager receives written notice or has actual knowledge of such failure (if such failure can be remedied), or (iv) to observe or perform the covenants set forth in Sections 5.1(a), 5.1(b), 5.1(e), 5.1(g), 5.1(n), 5.1(p), 5.1(v) or 5.2; or (f) the failure on the part of the Collateral Manager to (i) observe or perform the covenants set forth in Section 5.3(c), (d) or (e) and the same continues unremedied for a period of five (5) Business Days (or, in the case of Section 5.3(c), two Business Days) (if such failure can be remedied) or (ii) observe or perform the covenants set forth in Sections 5.3(a), 5.3(b), 5.3(f), 5.3(j), 5.4 or 6.8(d); or (g) any failure on the part of any Loan Party duly to observe or perform in any material respect any other covenants or agreements of such Loan Party (other than those specifically addressed by a separate Event of Default), as applicable, set forth in this Agreement or the other Transaction Documents to which such Loan Party is a party and the same continues unremedied for a period of ten (10) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the applicable Loan Party and (ii) the date on which the applicable Loan Party acquires knowledge thereof; or (h) the occurrence of an Insolvency Event relating to theany Borrower; or (i) the occurrence of a Change of Control; or (j) the occurrence of a Collateral Manager Termination Event; or (k) the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction against any Loan Party for the payment of money in excess individually or in the aggregate of $250,000 (in the case of the BorrowerBorrowers) or the Threshold (in the case of the Transferor and the Collateral Manager) (in each case net of amounts covered by insurance for which the related insurer has not denied coverage), and, in either case, there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (l) theany Borrower shall assign or attempt to assign any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent (such consent to be provided) in the sole and absolute discretion of the Administrative Agent; or (m) [reserved]; or (n) theany Borrower shall fail to qualify as a bankruptcy-remote entity based upon the criteria set forth in Section 4.1(t), such that Milbank LLP or another law firm reasonably acceptable to the Administrative Agent could no longer render a customary nonconsolidation opinion with respect thereto; or -164- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(o) any Transaction Document, or any material portion of a Lien granted thereunder, shall (except in accordance with its terms or solely and directly as a result of any act or omission of the Administrative Agent, the Replacement Collateral Manager or the Collateral Custodian), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Loan Party party thereto, or (p) any Loan Party or Governmental Authority shall, directly or indirectly, contest or deny in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any lien, security interest, liability or obligation thereunder; or (q) (i) the failure of the Transferor or the Collateral Manager to make any payment when due (after giving effect to any related grace period) with respect to any recourse debt or other obligations for borrowed money, in excess of the Threshold in the aggregate, or (ii) the occurrence of any event or condition (after giving effect to any related grace period) that has resulted in the acceleration of such recourse debt or other obligations for borrowed money, and such amounts remain unpaid for five (5) Business Days after the occurrence of such failure to pay or acceleration thereof; or (r) any security interest securing any of the Obligations under any Transaction Document shall, in whole or in part, cease to be a first priority perfected security interest (subject only to the Permitted Liens) except (x) as otherwise expressly permitted to be released in accordance with the applicable Transaction Document or (y) solely and directly as a result of any act or omission of the Administrative Agent, the Replacement Collateral Manager or the Collateral Custodian; or (s) the existence of a Borrowing Base Deficiency which continues unremedied (following written notice to the Borrower or theBorrowers or any Borrower’s knowledge thereof) for (x) three (3) consecutive Business Days or (y) if an Equity Cure Notice was delivered with respect to such event, twelve (12) Business Days; or (t) theany Borrower shall become required to register as an “investment company” within the meaning of the 1940 Act; or (u) the IRS or any other Governmental Authority shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of theany Borrower, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any assets of theany Borrower and such lien shall not have been released within five (5) Business Days, unless in each case, a reserve has been established therefor in accordance with GAAP and such lien is being diligently contested in good faith by thesuch Borrower (except to the extent that the amount secured by such lien exceeds $250,000); or (v) any representation, warranty or certification made by any Loan Party in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made or deemed made (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) and -165- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to such Loan Party and (ii) the date on which such Loan Party acquires knowledge thereof. Section 9.2 Remedies. (a) Upon the occurrence of an Event of Default, the Administrative Agent may, or, at the direction of the Required Lenders shall, by notice to the BorrowerBorrowers (with a copy to the Collateral Custodian, it being agreed that the failure to give such notice shall not impair the rights of the Administrative Agent or the Lenders hereunder), declare (i) the Termination Date to have occurred and the Notes and all other Obligations to be immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby waived by the BorrowerBorrowers) or (ii) the Revolving Period End Date to have occurred; provided that in the case of any event involving theany Borrower described in Section 9.1(h), the Notes and all other Obligations shall be immediately due and payable in full (without presentment, demand, notice of any kind, all of which are hereby expressly, waived by the BorrowerBorrowers) and the Termination Date shall be deemed to have occurred automatically upon the occurrence of any such event. The Administrative Agent shall forward a copy of any notice delivered to the BorrowerBorrowers pursuant to this Section 9.2(a) to the Lenders. (b) Subject to the limitations set forth in Section 9.2(c), on and after the declaration or occurrence of the Termination Date, the Administrative Agent, for the benefit of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. The BorrowerBorrowers and the Collateral Manager hereby agree that they will, at the Borrower’sBorrowers’ expense and at the direction of the Administrative Agent, forthwith, (i) assemble all or any part of the Loans as directed by the Administrative Agent and make the same available to the Administrative Agent at a place to be designated by the Administrative Agent and (ii) subject to the limitations set forth in Section 9.2(c), without notice except as specified below, sell the Loans or any part thereof upon such commercially reasonable terms, in such lots, to such buyers, and according to such other instructions provided by the Administrative Agent; provided that, notwithstanding anything to the contrary set forth herein, the Administrative Agent will not cause or direct the sale of any Loans or other Collateral on and after the declaration or occurrence of the Termination Date unless either (i) the Administrative Agent determines that the anticipated proceeds of a sale or liquidation of all or any portion of the Collateral (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the Obligations (or in the case of a sale of less than all of the Collateral, an amount sufficient to discharge the amount of the Obligations attributable to such portion of the Collateral); or (ii) the Required Lenders direct such sale and liquidation; provided further that, notwithstanding anything to the contrary set forth herein, the Administrative Agent will not cause or direct the sale of any Loans or other Collateral if, at the time of such sale, the only Event of Default that has occurred and is then continuing is (A) an Event of Default resulting from the occurrence of a Collateral Manager Termination Event which resulted solely -166- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

under clause (c) or clause (i) of the definition thereof and/or (B) an Event of Default pursuant to Section 9.1(j) or Section 9.1(k), in either case, resulting from judgments, decrees or orders against the Collateral Manager or the Transferor. The ~~Borrower agrees~~Borrowers agree that, to the extent notice of sale shall be required by law, ten (10) days' notice to the ~~Borrower~~Borrowers of any sale hereunder shall constitute reasonable notification. All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Loans (after payment of any amounts incurred in connection with such sale) shall be deposited into the Collection Account and to be applied pursuant to Section 2.8. The occurrence of a Termination Date as defined in clauses (a) and (b), inclusive, of the definition of "Termination Date" shall constitute a Termination Date for the purposes of this Section 9.2.

(c) (i) If the Administrative Agent or the Replacement Collateral Manager elects to sell the Collateral, in whole, or in part, at a public or private sale, in one or more transactions, the ~~Borrower~~Borrowers and/or any Affiliate designated by the ~~Borrower~~Borrowers or the Transferor may purchase the Collateral, in whole but not in part, prior to such sale at a purchase price that is not less than the amount of the Obligations as of the date of such proposed sale. The ~~Borrower's~~Borrowers' and the Transferor's right to purchase the Collateral pursuant to this clause (i) and any related limitation on the Administrative Agent's or the Replacement Collateral Manager's right to sell any or all of the Collateral shall terminate at 4:00 p.m. on the tenth (10th) Business Day following the Business Day on which the ~~Borrower receives~~Borrowers receive notice of the Administrative Agent's or the Replacement Collateral Manager's election to sell all or any portion of such Collateral. Notwithstanding anything herein to the contrary, neither the Administrative Agent nor any Replacement Collateral Manager shall have any right to sell any or all of the Collateral during the time that the ~~Borrower~~Borrowers and/or the Transferor ~~is~~are entitled to exercise ~~its~~their right to purchase the Collateral pursuant to this Section 9.2(c), and any sale of any or all of the Collateral by the Administrative Agent or any Replacement Collateral Manager shall be subject to this Section 9.2(c).

(ii) In addition to the ~~Borrower's~~Borrowers' and the Transferor's rights set forth in clause (c)(i) above, in connection with any sale or disposition of Collateral:

(1) It is understood that ~~the~~any Borrower and/or any Affiliate of ~~the~~any Borrower may purchase the Collateral at a price not less than the amount of the Obligations as of the date of such proposed sale.

(2) It is understood that each of the ~~Borrower~~Borrowers and the Transferor may submit its bid for the Collateral as a combined bid with the bids of other members of a group of bidders, and shall have the right to find bidders to bid on the Collateral or any portion thereof.

ARTICLE X

INDEMNIFICATION

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Section 10.1 Indemnities by the BorrowerBorrowers. (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, theeach Borrower hereby agrees to indemnify the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, any Replacement Collateral Manager, the other Secured Parties, the Lenders and each of their respective assigns and directors, officers, employees, agents and advisors (collectively, the “Indemnified Parties”), on the next Payment Date following demand therefor with the accompanying description thereof (provided that such Payment Date is at least ten (10) Business Days following the date that the Borrower receivesBorrowers receive written demand therefor with the accompanying description thereof, and otherwise on the second Payment Date following demand therefor), and hold each Indemnified Party harmless from and against any and all damages, losses, claims (whether brought by or involving thea Borrower or any other third party), liabilities and related, reasonable and documented out-of-pocket costs and expenses, including reasonable and documented out-of-pocket attorneys’ fees and disbursements of counsel retained by such Indemnified Parties or any of them (provided that the Borrower’sBorrowers’ indemnification obligations to (x) the Administrative Agent, the Lenders and any related Indemnified Parties for attorney fees and expenses is limited to the reasonable and documented out-of-pocket fees and disbursements of a single primary outside counsel (and a single local counsel for each other relevant jurisdiction) of the Administrative Agent, the Lenders and their related Indemnified Parties, taken as a whole, provided that, if any Lender reasonably determines in good faith that it is necessary or advisable to retain its own counsel by reason of conflict of interest, the BorrowerBorrowers shall indemnify such Lender for the reasonable and documented out-of-pocket fees and disbursements of such counsel and (y) the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, the Replacement Collateral Manager, the other Secured Parties and the related Indemnified Parties for attorney fees and expenses is limited to the reasonable and documented out-of-pocket fees and disbursements of a single primary outside counsel (and a single local counsel for each other relevant jurisdiction) of the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, the Replacement Collateral Manager, the other Secured Parties and the related Indemnified Parties, taken as a whole) (all of the foregoing being collectively referred to as the “Indemnified Amounts”) awarded against or actually incurred by such Indemnified Party arising out of, in connection with or as a result of: (i) the execution, delivery or administration of this Agreement (including any claim or action commenced by an Indemnified Party to enforce any such indemnification obligations hereunder), any other Transaction Document, any agreement or instrument contemplated hereby or thereby, the performance by the parties of their respective obligations hereunder and thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) having an interest in the Collateral or in respect of any Loan included in the Collateral, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory brought by a third party or by a Borrower or any other Loan Party or any of the Borrower’sBorrowers’ or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnified Party is a party thereto, excluding, however, any Indemnified Amounts to the extent resulting from gross negligence, bad faith, fraud or willful misconduct on the part of any Indemnified Party as determined by a court of competent jurisdiction in a final, non-appealable judgment. If -168- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the Borrower hasBorrowers have made any indemnity and/or contribution payment pursuant to this Section 10.1 and Section 10.3 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts then, the recipient shall repay to the BorrowerBorrowers an amount equal to the amount it has collected from others in respect of such indemnified amounts. Without limiting the foregoing, the BorrowerBorrowers shall indemnify each Indemnified Party for Indemnified Amounts (except to the extent resulting from gross negligence, bad faith, fraud or willful misconduct on the part of such Indemnified Party as determined by a final non-appealable judgment by a court of competent jurisdiction) relating to or resulting from: (i) any representation or warranty made or deemed made by theany Borrower, the Collateral Manager or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made or delivered; (ii) the failure of any Loan acquired on the Effective Date to be an Eligible Loan as of the Effective Date and the failure of any Loan acquired after the Effective Date to be an Eligible Loan on the related Funding Date; (iii) the failure by theany Borrower or the Collateral Manager to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law, with respect to any Collateral or the nonconformity of any Collateral with any such Applicable Law; (iv) the failure to vest and maintain vested in the Administrative Agent, as agent for the Secured Parties, a perfected security interest in the Collateral, together with all Collections, free and clear of any Lien (other than Permitted Liens) whether existing at the time of any Advance or at any time thereafter; (v) [reserved]; (vi) [reserved]; (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment with respect to any Collateral (including a defense based on the Collateral not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Collateral or the furnishing or failure to furnish such merchandise or services; (viii) any failure of any Loan Party to perform its duties or obligations in accordance with the provisions of this Agreement or any of the other Transaction Documents to which it is a party or any failure by any Loan Party or any Affiliate thereof to perform its respective duties under any Collateral; -169- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(ix) any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of theany Borrower or the Transferor to qualify to do business or file any notice or business activity report or any similar report; (x) any action taken by theany Borrower or the Collateral Manager in the enforcement or collection of any Collateral in breach of the servicing and administration standards set forth in Article VI of this Agreement; (xi) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Underlying Assets or services that are the subject of any Collateral; (xii) the failure by theany Borrower to pay when due any sales, excise or personal property taxes payable in connection with the Collateral; (xiii) any repayment by the Administrative Agent or another Secured Party of any amount previously distributed in repayment of Advances Outstanding or payment of Interest or any other amount due hereunder, in each case, which amount the Administrative Agent or another Secured Party believes in good faith is required to be repaid; (xiv) except with respect to funds held in the Collection Account, the commingling of Collections on the Collateral at any time with other funds; (xv) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Advances or the security interest in the Collateral; (xvi) any failure by theany Borrower to give reasonably equivalent value to the Transferor, Capital Fund SPV or to the applicable third party transferor, in consideration for the transfer by the Transferor, Capital Fund SPV or such third party to thesuch Borrower of any item of Collateral or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including any provision of the Bankruptcy Code; (xvii) the use of the proceeds of any Advance in a manner other than as provided in this Agreement and the other Transaction Documents; (xviii) the failure of theany Borrower, the Transferor or any of their respective agents or representatives to remit to the Collateral Manager or the Administrative Agent, Collections on the Collateral remitted to theany Borrower, the Transferor, the Collateral Manager or any such agent or representative as provided in this Agreement; or (xix) the failure of the Collateral Manager to satisfy its obligations under Section 10.2. -170- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(b) Any amounts subject to the indemnification provisions of this Section 10.1 shall be paid by the ~~Borrower~~Borrowers to the Indemnified Party on the Payment Date following such Person's demand therefor, accompanied by a reasonably detailed description in writing of the related damage, loss, claim, liability and related costs and expenses; provided that such Payment Date is at least ten (10) Business Days following the date that the ~~Borrower receives~~Borrowers receive written demand therefor and the accompanying description, and otherwise on the second Payment Date following demand therefor.

(c) If for any reason the indemnification provided above in this Section 10.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the ~~Borrower~~Borrowers shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the ~~Borrower~~Borrowers on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations; provided that the ~~Borrower~~Borrowers shall not be required to contribute in respect of any Indemnified Amounts excluded in Section 10.1(a).

(d) The obligations of the ~~Borrower~~Borrowers under this Section 10.1 shall survive the resignation or removal of the Administrative Agent, the Collateral Manager, the Collateral Custodian, the Collateral Administrator or the Securities Intermediary and the termination of this Agreement.

(e) Notwithstanding anything to the contrary contained herein, in no event shall the ~~Borrower~~Borrowers be liable for special, indirect, punitive, exemplary or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the ~~Borrower has~~Borrowers have been advised of the likelihood of such loss or damage and regardless of the form of action

Section 10.2 Indemnities by the Collateral Manager.

(a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Collateral Manager hereby agrees to indemnify each Indemnified Party, on the tenth (10th) Business Day following demand therefor with the accompanying description thereof, from and against any and all Indemnified Amounts (except to the extent resulting from gross negligence, bad faith, fraud or willful misconduct on the part of such Indemnified Party as determined by a court of competent jurisdiction in a final non-appealable judgment) awarded against or actually incurred by any such Indemnified Party by reason of the Collateral Manager's gross negligence, bad faith, fraud or willful misconduct in the performance or failure to perform any of its obligations under this Agreement. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. If the Collateral Manager has made any indemnity payment pursuant to this Section 10.2 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts, the recipient shall repay to the Collateral Manager an amount equal to the amount it has collected from others in respect of such indemnified amounts.

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(b) Any amounts subject to the indemnification provisions of this Section 10.2 shall be paid by the Collateral Manager to the Administrative Agent on behalf of the applicable Indemnified Party within ten (10) Business Days following such Person’s demand therefor (and the Administrative Agent shall pay such amounts to the applicable Indemnified Party promptly after the receipt by the Administrative Agent of such). (c) The Collateral Manager shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Loans. (d) The obligations of the Collateral Manager under this Section 10.2 shall survive the resignation or removal of the Administrative Agent or the Collateral Custodian and the termination of this Agreement. (e) Any indemnification pursuant to this Section 10.2 shall not be payable from the Collateral. (f) Notwithstanding anything herein to the contrary, each Indemnified Party hereby agrees to not seek payment from the Collateral Manager with respect to any indemnification pursuant to this Section 10.2 prior to seeking payment from the BorrowerBorrowers with respect to such indemnity; provided that (i) no payment shall need to be sought from thea Borrower if thesuch Borrower is insolvent or if the applicable party is stayed from such request under applicable Bankruptcy Laws and (ii) if the Borrower isBorrowers are unable to make such payment, any Indemnified Party may then seek payment from the Collateral Manager in accordance with this Section 10.2. (g) To the extent disclosure thereof is not restricted and to the extent available, each applicable Indemnified Party shall deliver to the BorrowerBorrowers and the Collateral Manager copies of all notices and documents (including court papers) received by such Indemnified Party relating to the claim giving rise to the Indemnified Amounts under Section 10.1 and/or Section 10.2 within a reasonable time after such Indemnified Party’s receipt thereof (provided that the failure to do so shall not impair or otherwise limited such Indemnified Party’s rights under Sections 10.1 and 10.2). (h) Notwithstanding anything to the contrary contained herein, in no event shall the Collateral Manager be liable for special, indirect, punitive, exemplary or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Manager has been advised of the likelihood of such loss or damage and regardless of the form of action. Section 10.3 Taxes. Section 10.1 and Section 10.2 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. -172- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

ARTICLE XI THE ADMINISTRATIVE AGENT Section 11.1 Appointment. Each Secured Party hereby appoints and authorizes the Administrative Agent as its agent and bailee for purposes of perfection pursuant to the applicable UCC and hereby further authorizes the Administrative Agent to appoint additional agents and bailees (including the Collateral Custodian) to act on its behalf and for the benefit of each of the Secured Parties. Each Secured Party further authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Secured Party hereby appoints the Administrative Agent as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may deem necessary or appropriate or that a Secured Party may reasonably request in order to perfect, protect or more fully evidence the security interests granted by the BorrowerBorrowers hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including the execution by the Administrative Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Collateral now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. The Lenders may direct the Administrative Agent to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Administrative Agent hereunder, the Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Lenders; provided that the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any Applicable Law or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise. In the event the Administrative Agent requests the consent of a Lender pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative) from such Person within ten (10) Business Days of such Person’s receipt of such request, then such Lender shall be deemed to have declined to consent to the relevant action. The Administrative Agent shall also act as the “collateral agent” under the Transaction Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article XI for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted -173- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

under the Transaction Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article XI and Articles X and XII (as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Transaction Documents) as if set forth in full herein with respect thereto. Section 11.2 Standard of Care; Exculpatory Provisions. (a) The Administrative Agent shall exercise such rights and powers vested in it by this Agreement and the other Transaction Documents, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. (b) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Transaction Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Transaction Document or Applicable Law; and (iii) shall not, except as expressly set forth herein and in the other Transaction Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the BorrowerBorrowers or any of itstheir respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (c) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary) or (ii) in the absence of its own gross negligence, bad faith, fraud or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Collateral Manager, the BorrowerBorrowers or a Lender. (d) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection -174- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

with this Agreement or any other Transaction Document (except to the extent made by it), (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith (except to the extent delivered by it), (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein (except to the extent applicable to it) or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document (except with respect to itself) or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Section 11.3 The Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or omitted to be taken by it or them as the Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence, bad faith, fraud or willful misconduct. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made by any other Person in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (iv) other than with respect to itself, shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; (v) may rely upon and shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties, or upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person. In determining compliance with any condition hereunder to the making of an Advance, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. Section 11.4 Credit Decision with Respect to the Administrative Agent. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own -175- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party. Section 11.5 Indemnification of the Administrative Agent. Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the BorrowerBorrowers or, if the Collateral Manager is liable for any such reimbursement hereunder, the Collateral Manager), ratably in accordance with its Pro Rata Share from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder; provided that, the Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence, bad faith, fraud or willful misconduct. The payment of amounts under this Section 11.5 shall be on an after-Tax basis. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent, ratably in accordance with its Pro Rata Share promptly upon demand for any reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Lenders hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the BorrowerBorrowers or, if the Collateral Manager is liable for any such reimbursement hereunder, the Collateral Manager. Section 11.6 The Successor Administrative Agent. The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ notice to the Lenders and the BorrowerBorrowers. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, with the approval of the BorrowerBorrowers at all times other than during the existence of a Default or an Event of Default (which approval of the BorrowerBorrowers shall not be unreasonably withheld, conditioned or delayed). Upon the acceptance of its appointment as the successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” means such successor administrative agent and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After any retiring Administrative Agent’s resignation or removal hereunder as the Administrative Agent, the provisions of this Article XI and Sections 12.9 and 12.11 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. Any resignation by Ally Bank as Administrative Agent shall also constitute its resignation as Swingline Lender unless otherwise expressly provided in writing by Ally Bank. If Ally Bank resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for -176- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

hereunder with respect to any Swingline Advance made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Advances or fund risk participations in Swingline Advances that are outstanding as of the effective date of such resignation (but not after such date) pursuant to Section 2.2(g). Upon the appointment by the Lenders of a successor Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender and (ii) the retiring Swingline Lender shall be discharged from all of its duties and obligations hereunder or under the other Transaction Documents in its capacity as such. Section 11.7 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility as well as activities as the Administrative Agent. Notwithstanding the foregoing, the Administrative Agent shall not be relieved of, and shall remain liable for, the performance of the duties and obligations of the Administrative Agent pursuant to the terms hereof without regard to any such subcontracting arrangement. Section 11.8 Payments by the Administrative Agent. Unless specifically allocated to a specific Lender pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Lenders shall be paid by the Administrative Agent to the Lenders in accordance with their respective Pro Rata Shares in the applicable Advances Outstanding, or if there are no Advances Outstanding in accordance with their most recent Commitments, on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to each Lender on such Business Day, but, in any event, shall pay such amounts to such Lender not later than the following Business Day. The Administrative Agent shall pay amounts owing to each Lender in accordance with the written instructions delivered by each such Lender to the Administrative Agent. Section 11.9 Collateral Matters. Each of the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion: (a) to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Transaction Document (i) upon the termination of the Commitment and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold or to be sold as part of or in -177- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

connection with any sale permitted hereunder or under any other Transaction Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 12.1; and (b) to subordinate or release any Lien on any Collateral granted to or held by the Administrative Agent under any Transaction Document to the holder of any other Lien on the Collateral. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 11.9. In each case as specified in this Section 11.9, the Administrative Agent will, at the Borrower’sBorrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Transaction Documents or to subordinate its interest in such item, in each case in accordance with the terms of the Transaction Documents and this Section 11.9. The Administrative Agent agrees that it shall not deliver a Notice of Exclusive Control except during the continuance of an Event of Default. Section 11.10 Erroneous Payments. (a) If the Administrative Agent (x) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof) (provided, that, without limiting any other rights or remedies (whether at law or in equity), the Administrative Agent may not make any such demand under this clause (a) with respect to an Erroneous Payment unless such demand is made within 5 Business Days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 11.10 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received) together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such -178- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting the immediately preceding clause (a), each Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns) hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.10(b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 11.10(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 11.10(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender and each Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all -179- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the BorrowerBorrowers or any other Loan Party; provided that this Section 11.10 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the BorrowerBorrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Transaction Document), the BorrowerBorrowers for the purpose of making a payment on the Obligations. (e) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and each Payment Recipient hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation, any defense based on “discharge for value” or any similar doctrine. (f) Each party’s obligations, agreements and waivers under this Section 11.10 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document. ARTICLE XII MISCELLANEOUS Section 12.1 Amendments and Waivers. Except as provided in this Section 12.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the BorrowerBorrowers, the Collateral Manager (to the extent the Collateral Manager is Willow Tree Corporation or an Affiliate thereof), the Transferor, the Administrative Agent and the Required Lenders; provided, that no amendment, waiver or consent shall: (a) increase the Commitment of any Lender or the amount of Advances of any Lender, in any case, without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Article III or the waiver of any Default or an Event of Default shall not in and of itself constitute an extension or increase of any Commitment of any Lender); -180- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(b) waive, extend or postpone any date fixed by this Agreement or any other Transaction Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under any other Transaction Document (including as a result of any modification to the definition of “Revolving Period” or “Scheduled Revolving Period End Date”) without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Advance or Obligation, or any fees or other amounts payable hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary to amend solely clause (a)(ii) or (b)(ii) of the definition of “Applicable Spread” or to waive the obligation of the BorrowerBorrowers to pay additional default interest using clause (a)(ii) or clause (b)(ii) of the definition of “Applicable Spread”); (d) change Section 2.7, 2.8 or any related definitions or provisions in a manner that would alter the order of application of proceeds or would alter the pro rata sharing of payments required thereby, in each case, without the written consent of each Lender directly and adversely affected thereby; (e) change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby; (f) consent to the assignment or transfer by any Loan Party of such Loan Party’s rights and obligations under any Transaction Document to which it is a party (except as expressly permitted hereunder), in each case, without the written consent of each Lender; (g) make any modification to the definition of (i) “Borrowing Base”, “Availability”, “Advance Rate”, “Adjusted Borrowing Value”, “Dollar Equivalent” or “Excess Concentration Amount”, in each case, which would have a material adverse effect on the calculation of the Borrowing Base or the Availability or (ii) “Eligible Loan” in a manner that would reduce or make less restrictive the requirements for a Loan to be an Eligible Loan, in either case without the written consent of each Lender; (h) release all or substantially all of the Collateral or release any Transaction Document (other than as specifically permitted or contemplated in this Agreement or the applicable Transaction Document) without the written consent of each Lender; (i) provide for any additional duties or obligations to be performed by the Collateral Custodian or the Collateral Administrator or modify the rights of the Collateral Custodian or the Collateral Administrator hereunder in any manner materially adverse to the Collateral Custodian or the Collateral Administrator without the written consent of the Collateral Custodian or the Collateral Administrator; or -181- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(j) provide for any additional duties or obligations to be performed by the Collateral Manager or modify the rights of the Collateral Manager hereunder in any manner materially adverse to the Collateral Manager without the written consent of the Collateral Manager; provided further, that (i) any amendment of the Agreement that is solely for the purpose of adding a Lender or waiving, extending or postponing any fee to the Administrative Agent may be effected without the written consent of any Lender and, at any time that an Event of Default has occurred and is continuing, the BorrowerBorrowers, (ii) no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Collateral Custodian, Securities Intermediary or Collateral Administrator shall be effective without the written agreement of such Person, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, affect the rights or duties of the Administrative Agent under this Agreement or any other Transaction Document, (iv) no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Swingline Lender or the duties of the Swingline Lender under this Agreement or any other Transaction Document shall be effective without the written agreement of such Person, (v) any amendment of the Agreement that a Lender is advised by its legal or financial advisors to be necessary or desirable in order to avoid the consolidation of theany Borrower with such Lender for accounting purposes may be effected without the written consent of any other Lender and (vi) the Administrative Agent and the BorrowerBorrowers shall be permitted to amend any provision of the Transaction Documents (and such amendment shall become effective without any further action or consent of any other party to any Transaction Document) if the Administrative Agent and the BorrowerBorrowers shall have jointly identified a facial error or any error or omission of a technical or immaterial nature in any such provision. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender. Section 12.2 Notices, Etc. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.2(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email or telecopy, as follows: (i) if to the BorrowerBorrowers, the Collateral Manager, Ally Bank, the Collateral Custodian or the Collateral Administrator, as set forth on Annex A; (ii) if to the Administrative Agent, to Ally Bank, as set forth on Annex A; (iii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. -182- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that, the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the BorrowerBorrowers may, in its or their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that, approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) TheEach Borrower agrees that the Administrative Agent may, but shall not be obligated to, make Syndicate Communications available to the Lenders by posting such Syndicate Communications on the Syndicate Platform. The Syndicate Platform is provided by the Administrative Agent “as is” and “as available”. The Agent Parties (defined below) do not warrant the accuracy or completeness of the Syndicate Communications or the adequacy of the Syndicate Platform and expressly disclaim liability for errors or omissions in the Syndicate Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Syndicate Communications or the Syndicate Platform. In no event shall the Administrative Agent or any of its Affiliates (collectively, the “Agent Parties”) have any liability to the BorrowerBorrowers, any Lenders or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’sBorrowers’ or any Agent Party’s transmission or posting of Obligor materials through the Platform, the Syndicate Platform or via email, except to the extent such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence, bad faith, fraud or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the BorrowerBorrowers, any Lender or any other Person for indirect, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Notwithstanding the foregoing, theeach Borrower hereby acknowledges that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to thesuch Borrower or itstheir respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in -183- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

investment and other market-related activities with respect to such Person’s securities. TheEach Borrower hereby agrees that (i) all Syndicate Communications that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Syndicate Communications “PUBLIC”, thesuch Borrower shall be deemed to authorize the Administrative Agent and the Lenders to treat such Syndicate Communications as not containing any material non-public information with respect to thesuch Borrower or any Affiliate thereof or their respective securities for purposes of United States federal and state securities laws; (iii) all Syndicate Communications marked “PUBLIC” are permitted to be made available through the Syndicate Platform; and (iv) the Administrative Agent shall be entitled to treat any Syndicate Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Syndicate Platform designated as “Non-Public Information”. Section 12.3 Ratable Payments. If any Secured Party, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Secured Party (other than payments received pursuant to Section 2.12, 2.13 or 10.1) in a greater proportion than that received by any other Secured Party, such Secured Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Obligations held by the other Secured Parties so that after such purchase each Secured Party will hold its ratable proportion of the Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Secured Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Section 12.4 No Waiver; Remedies. No failure on the part of the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary or a Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law. Section 12.5 Binding Effect; Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, the Secured Parties and their respective successors and permitted assigns. Each Indemnified Party and each Indemnified Party shall be an express third party beneficiary of this Agreement. Section 12.6 Term of this Agreement. This Agreement, including the Borrower’sBorrowers’ representations and covenants set forth in Articles IV and V, and the Collateral Manager’s representations, covenants and duties set forth in Articles IV and V, create and constitute the continuing -184- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect during the Covenant Compliance Period; provided that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by thea Borrower or the Collateral Manager pursuant to Articles IV and V, the provisions, including the indemnification and payment provisions, of Article X, Section 2.13, Section 12.9, Section 12.10 and Section 12.11, shall be continuing and shall survive any termination of this Agreement. Section 12.7 Governing Law; Jury Waiver. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER. Section 12.8 Consent to Jurisdiction; Waivers. Each of the BorrowerBorrowers, the Collateral Manager, the Lenders, the Collateral Custodian and the Administrative Agent hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in New York City, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; provided that the Collateral Custodian and/or the Administrative Agent may bring a claim in any other jurisdiction to the extent necessary to enforce its rights in Collateral located in such jurisdiction; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address as provided in Section 12.2; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.8 any special, indirect, exemplary, punitive or consequential damages. -185- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Section 12.9 Costs and Expenses. (a) In addition to the rights of indemnification granted to the Indemnified Parties under ARTICLE X hereof, theeach Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, any Replacement Collateral Manager and the other Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic inspections, reporting and auditing, subject to the limitations, as applicable, set forth in Section 5.1(d) and Section 7.8), renewal, amendment or modification of, or any waiver or consent issued in connection with, this Agreement, the Transaction Documents and the other documents to be delivered hereunder or in connection herewith or therewith, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, any Replacement Collateral Manager and the other Secured Parties with respect thereto and with respect to advising the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, any Replacement Collateral Manager and the other Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable and documented out-of-pocket counsel fees and expenses), incurred by the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, any Replacement Collateral Manager or the other Secured Parties in connection with the enforcement of, or protection of its rights under, this Agreement or any other Transaction Document by such Person and the other documents to be delivered hereunder or thereunder or in connection herewith or therewith; provided that the Borrower’sBorrowers’ reimbursement obligations hereunder to (w) the Administrative Agent and the Lenders for attorney fees and expenses is limited to the reasonable and documented out-of-pocket fees and disbursements of a single primary outside counsel (and a single local counsel for each other relevant jurisdiction) of the Administrative Agent and the Lenders, taken as a whole, provided that, if any Lender reasonably determines in good faith that it is necessary or advisable to retain its own counsel by reason of conflict of interest, the BorrowerBorrowers shall reimburse such Lender for the reasonable and documented out-of-pocket fees and disbursements of such counsel, (x) any Replacement Collateral Manager for attorney fees and expenses is limited to the reasonable and documented out-of-pocket fees and disbursements of a single primary outside counsel (and a single local counsel for each other relevant jurisdiction) of such Replacement Collateral Manager and (y) the Collateral Custodian, the Collateral Administrator, the Securities Intermediary and the other Secured Parties for attorney fees and expenses is limited to the reasonable and documented out-of-pocket fees and disbursements of a single primary outside counsel (and a single local counsel for each other relevant jurisdiction) of the Collateral Custodian, the Collateral Administrator, the Securities Intermediary and the other Secured Parties, taken as a whole. (b) The BorrowerBorrowers shall pay on the Payment Date following receipt of a request therefor, the costs and expenses that are due and payable pursuant to Section 12.9(a) and that have been invoiced at least five (5) Business Days prior to such Payment Date and incurred by the Administrative Agent and the Secured Parties, in each case in connection with -186- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

periodic audits of the Loan Parties’ books and records, the Collateral, the Underlying Instruments, and the information contained in the Borrowing Base Certificates and Payment Date Reports. Section 12.10 No Proceedings. (a) Each of the parties hereto (other than the Administrative Agent) hereby agrees that it will not institute against, or join any other Person in instituting against, theany Borrower any Insolvency Proceeding so long as there shall not have elapsed one (1) year and one (1) day (or such longer preference period and one (1) day as shall then be in effect) since the end of the Covenant Compliance Period. The provisions of this Section 12.10 are a material inducement for the Secured Parties to enter into this Agreement and the transactions contemplated hereby and are an essential term hereof. The parties hereby agree that monetary damages are not adequate for a breach of the provisions of this Section 12.10 and the Administrative Agent may seek and obtain specific performance of such provisions (including injunctive relief), including, without limitation, in any bankruptcy, reorganization, arrangement, winding up, insolvency, moratorium, winding up or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy or similar laws of any jurisdiction. (b) The provisions of this Section 12.10 shall survive the termination hereof. Section 12.11 Recourse Against Certain Parties. (a) No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of the Administrative Agent, any Secured Party, or any Loan Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, affiliate, stockholder, shareholder, member, officer, partner, employee, administrator, partner, organizer or director of the Administrative Agent, any Secured Party, or any Loan Party by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent, any Secured Party, or any Loan Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Administrative Agent, any Secured Party, or any Loan Party, and that no personal liability whatsoever shall attach to or be incurred by the Administrative Agent, any Secured Party, any Loan Party or any incorporator, stockholder, shareholder, affiliate, officer, partner, employee or director of the Administrative Agent, any Secured Party, or any Loan Party under or by reason of any of the obligations, covenants or agreements of the Administrative Agent, any Secured Party, or any Loan Party contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of the Administrative Agent, any Secured Party, or any Loan Party and each incorporator, stockholder, shareholder, affiliate, officer, partner, employee administrator, partner, organizer or director of the Administrative Agent, any Secured Party or any Loan Party, or any of them, for breaches by the Administrative Agent, any Secured Party, or any Loan Party of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a -187- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

condition of and in consideration for the execution of this Agreement; provided that the foregoing non-recourse provisions shall in no way affect any rights the Secured Parties might have against any incorporator, affiliate, stockholder, officer, employee or director of any Loan Party to the extent of any fraud, misappropriation, embezzlement or any other financial crime constituting a felony by such Person. (b) Notwithstanding any contrary provision set forth herein, no claim may be made by any Loan Party or any other Person against the Administrative Agent and the Secured Parties or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Loan Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected. (c) Notwithstanding any contrary provision set forth herein, no claim may be made by the Administrative Agent, any Lender, any other Secured Party or any other Person against any Loan Party or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential, exemplary or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Administrative Agent, each Lender and each other Secured Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected. (d) No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Administrative Agent and the Secured Parties under or as a result of this Agreement and the transactions contemplated hereby. (e) The provisions of this Section 12.11 shall survive the termination of this Agreement. Section 12.12 Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. (a) The Collateral Manager shall cause this Agreement, all amendments hereto and any other necessary documents covering the right, title and interest of the Administrative Agent, as agent for the Secured Parties, and of the Secured Parties to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law to fully preserve and protect the right, title and interest of the Administrative Agent, as agent of the Secured Parties, hereunder to all property comprising the Collateral; provided that the Collateral Manager shall have no responsibility for filing or maintaining effective financing statements (including any amendments thereto or assignments thereof) in any filing offices, or filing continuation statements, amendments or assignments with respect thereto in any filing offices. The BorrowerBorrowers shall cooperate fully with the Collateral Manager in connection with -188- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 12.12(a). (b) TheEach Borrower agrees that from time to time, at its expense, it will promptly authorize, execute and deliver all instruments and documents, and take all actions, that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the security interest granted in the Collateral, or to enable the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or under any other Transaction Document. (c) If theany Borrower or the Collateral Manager fails to perform any of its obligations hereunder, the Administrative Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent’s or such Secured Party’s reasonable and documented out-of-pocket costs and expenses incurred in connection therewith shall be payable by the BorrowerBorrowers as provided in ARTICLE X. TheEach Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney-in-fact to act on behalf of thesuch Borrower (i) to file financing statements necessary or desirable in the Administrative Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral, including those that describe the Collateral as “all assets,” or words of similar effect, and (ii) to file a carbon, photographic or other reproduction of any financing statement with respect to the Collateral as a financing statement in such offices as the Administrative Agent in its reasonable discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Collateral. This appointment is coupled with an interest and is irrevocable. (d) Without limiting the generality of the foregoing, theeach Borrower hereby authorizes the Administrative Agent to, not earlier than six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing any financing statement filed pursuant to this Agreement or in connection with any Advance hereunder, unless the Covenant Compliance Period shall have ended, file or cause to be filed an appropriate continuation statement with respect to such financing statement. Section 12.13 Confidentiality. (a) Each of the Administrative Agent, the Secured Parties, the Collateral Custodian and each Loan Party shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement (and the terms hereof) and all information with respect to the other parties, including all information regarding the Loans, the business and beneficial ownership of the BorrowerBorrowers and the Collateral Manager hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys, or other agents engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Loans contemplated herein and the agents of such Persons (“Excepted Persons”); provided that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the Administrative Agent, the Secured -189- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

Parties, the Collateral Custodian and the Loan Parties (A) to maintain the confidentiality of this Agreement (and the terms thereof) and all information with respect to the other parties, including all information regarding the Loans and the BorrowerBorrowers and the Collateral Manager, and (B) that such information shall be used solely in connection with such Excepted Person’s evaluation of, or relationship with, the Borrower and itsBorrowers and their affiliates, (ii) disclose the existence of the Agreement, but not the financial terms hereof; provided that the BorrowerBorrowers and the Transferor may share the financial terms hereof with their existing or prospective equity investors, financing providers or Affiliates; provided that the financial terms hereof shall only be shared with or disclosed to financing providers if (1) the Administrative Agent provides its express consent to such disclosure or (2) (x) such information is shared or disclosed in the ordinary course of the Transferor’s business in connection with the Transferor’s furnishing of audited financial statements to current financing providers under the Transferor’s subscription credit facilities or, to the extent the information shared or disclosed consists solely of the Facility Amount or the Advances Outstanding, providers under the Transferor’s repurchase facilities, (y) such information is not shared or disclosed in connection with a proposed refinancing of this Agreement or with the intention of soliciting terms for a proposed refinancing of this Agreement, and (z) the BorrowerBorrowers or the Transferor, as applicable, shall have notified the Administrative Agent of the disclosure of such information, (iii) disclose such information as is required by Applicable Law and (iv) disclose this Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents; provided that, in the case of clause (iii) and (iv), to the extent permitted by law, the disclosing party shall give the Loan Parties prior written notice thereof. It is understood that the financial terms that may not be disclosed except in compliance with this Section 12.13(a) include, without limitation, all fees and other pricing terms, and all Events of Default, Collateral Manager Termination Events, and priority of payment provisions. (b) Anything herein to the contrary notwithstanding, each Loan Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Administrative Agent, the Collateral Custodian or the Secured Parties by each other, (ii) by the Administrative Agent, the Collateral Custodian and the Secured Parties to any prospective or actual assignee or participant of any of them who would be permitted to be an assignee or participant hereunder, or (iii) by the Administrative Agent and the Secured Parties to any Rating Agency, any commercial paper dealer or other provider of a surety, guaranty or credit or liquidity enhancement to any Lender, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing; provided in the case of clause (ii) and (iii) that (A) each such Person is informed of the confidential nature of such information and agrees for the benefit of the Loan Parties to maintain the confidentiality thereof, (B) such Person agrees for the benefit of the Loan Parties that such information shall be used solely in connection with such Person’s evaluation of the BorrowerBorrowers and (C) each of the Administrative Agent, the Collateral Custodian and the Secured Parties (as applicable) shall give prior written notice to the BorrowerBorrowers and the Collateral Manager of any such proposed disclosure to (x) except during the continuation of an Event of Default, any prospective or actual assignee or participant, or (y) any Rating Agency, any commercial paper dealer or other provider of a surety, guaranty or -190- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

credit or liquidity enhancement to any Lender. In addition, the Secured Parties and the Administrative Agent, may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial or administrative authority or proceedings (whether or not having the force or effect of law); provided that, to the extent permitted by law, the Secured Parties and the Administrative Agent shall give the Loan Parties prior written notice thereof.

(c) Each of the Administrative Agent, the Secured Parties and the Collateral Custodian agrees that (i) it will keep the information of the Obligors confidential in the manner required by the applicable Underlying Instruments, (ii) it will hold confidential any information provided to it on behalf of the ~~Borrower~~Borrowers, the Transferor, the Collateral Manager or any of their Affiliates or the in connection with a prospective Loan in the same manner and pursuant to the same procedures and exceptions that it applies to confidential information delivered directly to it when acting in the same capacity as it is acting under this Agreement, (iii) it will use any information described in clauses (i) and (ii) above only in connection with this Agreement, and (iv) if (A) the ~~Borrower~~Borrowers, the Transferor, the Collateral Manager or any Impacted Affiliate delivers information in connection with a Loan or a prospective Loan that was prepared by a third party (other than the Obligor or any agent thereof), and (B) such third party has entered into an agreement with the ~~Borrower~~Borrowers, the Transferor, the Collateral Manager or any of their Affiliates restricting the ability of the ~~Borrower~~Borrowers, the Transferor, the Collateral Manager or any of their Affiliates to rely on such report, it will not have any direct rights against such third party (or the party which has engaged such third party) unless otherwise expressly acknowledged and agreed to by such third party or engaging party.

(d) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known (after such information becomes publicly known) other than as a result of a breach of this Section 12.13; (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation (including, in the case of the Loan Parties, this Agreement (and the terms hereof) and any other information made available to the public in connection with Willow Tree Corporation's reporting and public filing obligations under applicable statute, law, rule or regulation), (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Administrative Agent's, the Secured Parties', the Collateral Custodian's, the Collateral Manager's, the Transferor's or the ~~Borrower's~~Borrowers' business or that of their affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent, the Secured Parties, the Collateral Custodian, the Collateral Manager, the Transferor or the ~~Borrower~~Borrowers or an officer, director, employer, shareholder or affiliate of any of the foregoing is a party, provided that, to the extent permitted by law, such disclosing party shall give the Loan Parties prior written notice thereof; (D) in any preliminary or final offering circular, registration statement or contract or other document approved in writing in advance by the ~~Borrower~~Borrowers or the Collateral Manager or (E) to any affiliate, independent or internal auditor, agent (including any potential sub-or-successor Collateral Manager), employee or attorney of the Collateral Custodian having a need to know the same, provided that the Collateral Custodian advises such recipient of the confidential nature of the information being disclosed and such person agrees to the terms hereof

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for the benefit of the BorrowerBorrowers and the Collateral Manager; or (iii) any other disclosure authorized by the BorrowerBorrowers or the Collateral Manager, as applicable. (e) Notwithstanding any other provision of this Agreement, each Loan Party shall each have the right to keep confidential from the Administrative Agent and the Collateral Custodian and/or the other Secured Parties, for such period of time as such Loan Party determines is reasonable (i) any information that any Loan Party reasonably believes to be in the nature of trade secrets and (ii) any other information that any Loan Party or any of their Affiliates, or the officers, employees or directors of any of the foregoing, is required to by law. (f) Nothing in this Agreement prohibits or restricts any party or its affiliates, employees or agents from communicating about violations or possible violations of Applicable Law directly to any governmental agency or entity, any self-regulatory organization, or any law enforcement authority to the extent such communication is protected under whistleblower provisions of the applicable laws or regulations. Section 12.14 Execution in Counterparts; Severability; Integration. This Agreement (including any amendment, modification or waiver in respect of this Agreement) may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” and words of similar import herein shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart signature page of this Agreement by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement, the other Transaction Documents and any agreements or letters (including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings. Section 12.15 Waiver of Setoff. Each of the parties hereto hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Lender or its assets. Section 12.16 Assignments by the Lenders. -192- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

(a) Each Lender may at any time assign, or grant a security interest or sell a participation interest in or sell any Advance or Commitment (or portion thereof) or any Note (or any portion thereof) to any Person; provided that, as applicable, (i) no transfer (including a sale of a participation interest therein) of any Advance or Commitment (or any portion thereof) or of any Note (or any portion thereof) shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such laws, and is made only to either an "accredited investor" as defined in paragraphs (a)(1), (2), (3), or (7) of Rule 501 of Regulation D under the Securities Act or any entity in which all of the equity owners come within such paragraphs or to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act which in each case is a "qualified purchaser" as defined in the 1940 Act and is not related to Willow Tree Corporation in a manner described in Section 57(b) or 57(e) of the 1940 Act, (ii) [reserved], (iii) [reserved], (iv) in the case of an assignment of any Advance or Commitment (or any portion thereof) or of any Note (or of any portion thereof) the assignee executes and delivers to the Collateral Manager, the ~~Borrower~~Borrowers and the Administrative Agent a fully executed Joinder Supplement substantially in the form of Exhibit H hereto (unless such assignee is already a Lender hereunder) and a transferee letter substantially in the form of Exhibit G hereto (a "Transferee Letter"), (v) the consent of the Administrative Agent shall be required for any assignment, and (vi) so long as no Event of Default has occurred or is continuing, the consent of the ~~Borrower~~Borrowers (such consent not to be unreasonably withheld, conditioned or delayed and shall be deemed if no response is made by the ~~Borrower~~Borrowers within five (5) Business Days after delivery to the ~~Borrower~~Borrowers of notice of a proposed assignment) shall be required for any assignment or participation, other than an assignment or participation (x) to a Lender, an Affiliate of a Lender or an Approved Fund, or (y) required by Applicable Law or Governmental Authority; provided that (1) no such consent of the ~~Borrower~~Borrowers shall be required with respect to the sale of a participation interest unless such sale is to (x) a Disqualified Person or (y) any fund, investment manager or other Person that is primarily engaged in the business of making, originating or owning U.S. corporate debt obligations (other than an international, national or regional banking institution, a pension, retirement or savings fund, a sovereign wealth fund, or an insurance company), and (2) for so long as no Event of Default has occurred or is continuing, no assignment may be made, and no participation may be sold, to a Disqualified Person pursuant to this clause (vi) without the consent of the ~~Borrower~~Borrowers. The parties to any such assignment, grant or sale of a participation interest shall execute and deliver to such assigning Lender for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties. ~~The~~No Borrower shall ~~not~~ assign or delegate, or grant any interest in, or permit any Lien to (other than Permitted Liens) exist upon, any of ~~the~~such Borrower's rights, obligations or duties under the Transaction Documents without the prior written consent of the Lenders. Notwithstanding anything contained in this Agreement to the contrary, Ally Bank shall not need prior consent of ~~the~~any Borrower or any other party hereto to consolidate with or merge into any Person or convey or transfer substantially all of its properties and assets, including as part of such a transaction all or substantially all of its Advances, Commitments and Notes, to any Person. Notwithstanding anything contained in this Agreement to the contrary, if any Lender becomes a Defaulting Lender, unless such Lender shall have been deemed to no longer be a Defaulting Lender pursuant to Section 2.16(b), then the Administrative Agent shall have the right to cause

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such Person to assign its entire interest in the Advances and Commitments and this Agreement to a transferee selected by the Administrative Agent and, except during the continuance of an Event of Default, with the consent of the BorrowerBorrowers, in an assignment which satisfies the conditions set forth in the first sentence of this Section 12.16(a). Assignments and participations shall be subject to the following additional conditions, as applicable: (1) no assignments or participations shall be made to (x) theany Borrower or any of the Borrower’s Affiliates or Subsidiaries of any Borrower or (y) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (y); (2) no assignments or participations shall be made to a natural person; (3) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loan Advances of any class, the amount of the Commitment or Loan Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the BorrowerBorrowers and the Administrative Agent otherwise consent, provided that no such consent of the BorrowerBorrowers shall be required if an Event of Default has occurred and is continuing; (4) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (5) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, such fee to be paid by either the assigning Lender or the assignee Lender or shared between such Lenders; and (6) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and itsBorrowers and their affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws, and containing payment instruction for such assignee. (b) The Administrative Agent, acting solely for this purpose as an agent of the BorrowerBorrowers, shall maintain at one of its lending offices, a copy of each transfer pursuant -194- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

to Section 12.16(a) delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Transfer by a Lender of its rights hereunder or under any Note may be effected only by the recording by the Administrative Agent of the identity of the transferee in the Register. The entries in the Register shall be conclusive absent manifest error, and the BorrowerBorrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Manager and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the BorrowerBorrowers, maintain a register on which it enters the name and address of each participant and the principal amounts of (and stated interest on) each participant’s interest in the Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitment, loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the U.S. Treasury regulations and Section 1.163-5 of the proposed U.S. Treasury regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (c) The Collateral Custodian may, at any time, assign all or any part of its rights and obligations hereunder as Collateral Custodian; provided, however, that any such assignee shall (i) be a bank or other financial institution organized and doing business under the laws of the United States or of any state thereof, (ii) be authorized under such laws to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $200,000,000, (iv) be subject to supervision or examination by a United States federal or state banking authority, (v) have a long-term unsecured debt rating of at least “Baa1” by Moody’s and “BBB+” by S&P, (vi) have an office within the United States; (vii) be in the business of providing collateral custodian services consistent with those required pursuant to this Agreement and (viii) is otherwise reasonably acceptable to the Administrative Agent and, except during the continuance of an Event of Default the BorrowerBorrowers and the Collateral Manager; and provided, further, that such assignment shall not be effective unless (i), prior to such assignment, the Collateral Custodian shall have given ninety (90) days written notice to the BorrowerBorrowers, the Collateral Manager, the Administrative Agent and each Lender describing such assignment and (ii) such assignee has assumed the responsibilities and obligations of the Collateral Custodian being assigned to it in writing. (d) TheEach Borrower agrees that each participant shall be entitled to the benefits of Section 2.12 and 2.13 (subject to the requirements and limitations therein, including -195- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

the requirements under Section 2.13(g) (it being understood that the documentation required under Section 2.13(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.16(a); provided that such participant (A) agrees to be subject to the provisions of Section 2.17 as if it were an assignee under Section 12.16(a); and (B) shall not be entitled to receive any greater payment under Sections 2.12 or 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation; provided, further, that the terms of any such participation shall not entitle the participant to direct such Lender as to the manner in which it votes in connection with any amendment, supplement or other modification of this Agreement or any waiver or consent with respect to any departure from the terms hereof, in each case unless and to the extent that the subject matter thereof is one as to which the consent of all Lenders is required in order to approve the same. (e) In the event of any grant by a Lender of a participation interest in any Advance or Commitment (or portion thereof) or any Note (or any portion thereof) to a participant, whether or not with the consent of the BorrowerBorrowers, such Lender shall remain responsible for the performance of its obligations hereunder, and the Loan Parties shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. (f) Each Lender party hereto as of the Effective Date represents to the Administrative Agent and each Loan Party that, as of such date, such lender is a Qualified Lender and each Transferee (as defined below), represents and warrants to the BorrowerBorrowers that it is a Qualified Lender. Neither any Lender nor any Transferee may assign, sell any participation in or otherwise transfer (any such transaction, a “Transfer”) any of its rights or obligations under this Agreement or any other Transaction Document to any Person (a “Transferee”), unless (i) the Transferee shall have represented and agreed in writing that it is a Qualified Lender at the time of such Transfer, (ii) the Transferee agrees that it will be bound by the restrictions on Transfer contained in this Section 12.16(f), (iii) a copy of any such representations or agreements shall have been furnished to the BorrowerBorrowers and (iv) any such representations or agreements shall run to the benefit of and be enforceable by the BorrowerBorrowers. Section 12.17 Heading and Exhibits. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes. Section 12.18 Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event with respect to each of Term SOFR and Daily Simple SOFR, the Administrative Agent and the -196- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

BorrowerBorrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the BorrowerBorrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 12.18(a) will occur prior to the applicable Benchmark Transition Start Date, and, for the avoidance of doubt, no Benchmark replacement shall occur under this Section 12.18 unless a Benchmark Transition Event shall have occurred with respect to each of Term SOFR and Daily Simple SOFR. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective upon notice from the Administrative Agent without any further action or consent of any other party to this Agreement or any other Transaction Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the BorrowerBorrowers and the Lenders (with a copy to the Collateral Custodian) of (A) the occurrence of a Benchmark Transition Event and its related Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 12.18(d) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lender (or group of Lenders) pursuant to this Section 12.18, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 12.18. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information -197- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’sBorrowers’ receipt of notice of the commencement of any Benchmark Unavailability Period, the BorrowerBorrowers may revoke any request for an Advance at the then-current Benchmark, and failing that, all Advances shall bear interest at the Base Rate in lieu of Daily Simple SOFR or Term SOFR, as applicable, computed as otherwise described herein; provided, however, the Administrative Agent may, with the consent of the BorrowerBorrowers, establish an alternative interest rate with respect to such Advances during the pendency of such period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Section 12.19 Divisions. Any reference herein to a merger, consolidation, amalgamation, assignment or sale, disposition or transfer of all or substantially all assets, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, consolidation, amalgamation, assignment or sale, disposition or transfer of all or substantially all assets, or similar term, as applicable, to, of or with a separate Person. Notwithstanding anything to the contrary in this Agreement, (i) any division of a limited liability company shall constitute a separate Person hereunder, and each resulting division of any limited liability company that, prior to such division, is a Subsidiary, a Loan Party, a joint venture or any other like term shall remain a Subsidiary, a Loan Party, a joint venture, or other like term, respectively, after giving effect to such division, to the extent required under this Agreement, and any resulting divisions of such Persons shall remain subject to the same restrictions and corresponding exceptions applicable to the pre-division predecessor of such divisions, and (ii) in no event shall the Transferor or theany Borrower be permitted to effectuate a division. Section 12.20 Judgment Currency. This is an international loan transaction in which the specification of Dollars or an Approved Foreign Currency, as the case may be (the “Specified Currency”), and payment in New York City, New York or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Advances denominated in the Specified Currency. The payment obligations of the BorrowerBorrowers under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining -198- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "Second Currency"), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the ~~Borrower~~Borrowers in respect of any such sum due from ~~it~~them to the Administrative Agent or any Lender hereunder or under any other Transaction Document (in this Section called an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and the ~~Borrower~~Borrowers hereby, as a separate obligation and notwithstanding any such judgment (but subject to the provisions set forth in this Section 12.20), ~~agrees~~agree to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.

Section 12.21 Recognition of the U.S. Special Resolution Regimes.

To the extent that this Agreement and/or any other Transaction Document constitutes a QFC, ~~the~~each Borrower agrees with each Secured Party as of the Effective Date as follows:

(a) In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement and/or any other Transaction Document, and any interest and obligation in or under this Agreement and/or any other Transaction Document from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or any other the Transaction Document, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that a Covered Party or a BHC Act Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or any other Transaction Document that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and/or any other Transaction Document were governed by the laws of the United States or a state of the United States.

Section 12.22 USA PATRIOT ACT.

Each Secured Party subject to the USA Patriot Act hereby notifies the ~~Borrower~~Borrowers that, pursuant to the requirements of the USA Patriot Act, it may be required to obtain, verify and record information that identifies the ~~Borrower~~Borrowers, which information includes the ~~name~~names and ~~address~~addresses of the ~~Borrower~~Borrowers and other

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information that will allow such Secured Party to identify the BorrowerBorrowers in accordance with the USA Patriot Act. Section 12.23 Joint and Several Liability. Each Borrower hereby unconditionally and irrevocably agrees as follows: (a) All Obligations shall be joint and several among the Borrowers and each Borrower shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of the Borrowers shall in no way be affected by any failure of the Administrative Agent or any Lender to pursue or preserve its rights against any Borrower or any other Loan Party or the release by the Administrative Agent or any Lender of any Collateral now or thereafter acquired from any Borrower or any other Loan Party, and such agreement by the Borrowers to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by the Administrative Agent or any Lender to the Borrowers or any Collateral for the Borrowers’ Obligations or the lack thereof. The Borrowers waive all suretyship or similar defenses. The Administrative Agent and the Lenders may at their option enforce the entire amount of the Obligations against any one or more of the Borrowers (including, without limitation, separately, whether or not the Administrative Agent or Lenders exercise remedies against any other Borrower or its property). (b) The successful operation and condition of the Borrowers is dependent on the continued successful performance of the functions of the group comprising the Borrowers as a whole and the successful operation of each Borrower is dependent on the successful performance and operation of each other Borrower. Each Borrower expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from successful operations of each of the Borrowers. Each Borrower expects to derive benefit (and the boards of directors or other governing body of the Borrowers have determined that the Borrowers may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. The Borrowers have determined that execution, delivery, and performance of this Agreement and any other Transaction Documents to be executed by such Person is within its corporate purpose, will be of direct and indirect benefit to the Borrowers, and is in their best interest. Section 12.24 Section 12.23 Amendment and Restatement. (a) This Agreement amends and restates in their entirety the Onshore Loan Agreement and the Offshore Loan Agreement. This Agreement and the other Transaction Documents govern the present relationship between the BorrowerBorrowers (including Capital Fund SPV in its capacity as successor-by-merger to the Offshore Borrower), the Collateral Manager (including in its capacity as successor-by-merger to the Onshore Collateral Manager and the Offshore Collateral Manager), the Lenders (including, to the extent applicable, in their respective capacities as Onshore Lenders and Offshore Lenders), the Administrative Agent and the Collateral Custodian. This Agreement, however, is in no way intended, nor shall it be construed, to affect, replace, impair or extinguish the creation, attachment, perfection or priority -200- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

of the security interests in, and other Liens on, the "Collateral" (as such term is defined in the Onshore Loan Agreement and the Offshore Loan Agreement) granted by ~~the Borrower~~Capital Fund SPV, the Offshore Borrower or any other Person under either of the Onshore Loan Agreement or the Offshore Loan Agreement (collectively, the "Existing Liens"). Each of ~~the Borrower~~Capital Fund SPV and the Collateral Agent, by this Agreement, hereby acknowledges, reaffirms and confirms to the Administrative Agent and the Lenders the continued existence of the Existing Liens. In addition, except as otherwise provided herein, all monetary obligations and liabilities and indebtedness created or existing under, pursuant to, or as a result of, the Onshore Loan Agreement or the Offshore Loan Agreement (the "Existing Loan Agreement Obligations") shall continue in existence within the definition of "Obligations" under this Agreement and any and all of the Transaction Documents. Each of ~~the Borrower~~Capital Fund SPV and the Collateral Manager, by this Agreement, acknowledges, reaffirms and confirms the continued existence of the Existing Loan Agreement Obligations as "Obligations" hereunder, and hereby agrees that this Agreement shall not be deemed to evidence or result in a novation or repayment or re-borrowing of such obligations and liabilities and indebtedness. ~~The Borrower~~Capital Fund SPV agrees that any outstanding commitment or other obligation to make advances or otherwise extend credit or credit support to ~~the Borrower~~Capital Fund SPV pursuant to either of the Onshore Loan Agreement or the Offshore Loan Agreement is superseded by this Agreement. ~~The Borrower~~Capital Fund SPV represents and warrant that it has not assigned or otherwise transferred any rights arising under either of the Onshore Loan Agreement or the Offshore Loan Agreement.

(b) Each Loan Party (including in their respective capacities as successor to the Offshore Borrower, the Onshore Collateral Manager and the Offshore Collateral Manager, as applicable) acknowledges and confirms that it has no defense, setoff, claim or counterclaim against the Administrative Agent or any of the Lenders with regard to the "Obligations" (as defined in the Onshore Loan Agreement) created under the Onshore Loan Agreement or the "Obligations" (as defined in the Offshore Loan Agreement) created under the Offshore Loan Agreement, and the Liens and security interests granted pursuant to the Transaction Documents secure the Obligations of any Loan Party, or all of them, owed to the Administrative Agent and the Lenders under either of the Onshore Loan Agreement or the Offshore Loan Agreement, in either case, as amended and restated hereby.

(c) To the extent not expressly amended and restated on the Effective Date or expressly terminated, the Transaction Documents (as defined in each of the Onshore Loan Agreement and the Offshore Loan Agreement) in effect immediately prior to the Effective Date (the "Existing Transaction Documents") shall continue in full force and effect, are hereby ratified, reaffirmed and confirmed in all respects, and shall, for the avoidance of doubt, constitute "Transaction Documents" under this Agreement. On and after the Effective Date, (i) such Existing Transaction Documents shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Agreement, (ii) all references to or terms defined by reference to the Onshore Loan Agreement or the Offshore Loan Agreement, as applicable, in such Existing Transaction Documents shall be deemed to refer to the Onshore Loan Agreement or the Offshore Loan Agreement, as applicable, as amended and restated hereby and (iii) all references to any Article, Section or sub-clause of the Onshore Loan

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Agreement or the Offshore Loan Agreement, as applicable, in any such Existing Transaction Document shall be deemed to be references to the corresponding provisions of this Agreement.

(d) Each of the parties hereto agrees that the Merger Transactions do not breach or violate this Agreement, the Onshore Loan Agreement, the Offshore Loan Agreement or any Existing Transaction Document, notwithstanding anything herein or therein to the contrary. The Administrative Agent and the Lenders hereby consent to the amendments to ~~the Borrower's~~Capital Fund SPV's limited liability company agreement as delivered to the Administrative Agent before the Effective Date.

(e) Notwithstanding any language to the contrary contained in the Onshore Loan Agreement (including, without limitation, Section 14.5 of the Onshore Loan Agreement):

(i) the Administrative Agent, the Onshore Lenders and ~~the Borrower~~Capital Fund SPV each hereby acknowledge and agree that the role of the "Document Custodian" (as defined in the Onshore Loan Agreement) is being eliminated pursuant to this Agreement; and

(ii) as a result of the elimination of such role, the Administrative Agent, the Onshore Lenders and ~~the Borrower~~Capital Fund SPV each hereby voluntarily discharges, waives, acquits, surrenders and expressly releases Alter Domus (US) LLC, in its capacity as "Document Custodian" (as defined in the Onshore Loan Agreement) and its officers, directors, employees, agents, affiliates, representatives, attorneys, partners, members and their respective successors and assigns (collectively, the "Onshore Released Parties") from (a) all obligations to any of the Administrative Agent, the Onshore Lenders, ~~the Borrower~~Capital Fund SPV, or any other Person under the Transaction Documents (as defined in the Onshore Loan Agreement), and (b) any and all claims, causes of action, damages, liabilities or obligations of every nature and description in any way or manner which relates, directly or indirectly, to or arises out of the any Onshore Released Party's performance and obligations under the Transaction Documents (as defined in the Onshore Loan Agreement) or the transactions relating thereto; whether known or unknown, anticipated or unanticipated, fixed or contingent, at law or in equity, that the Administrative Agent, the Onshore Lenders or ~~the Borrower~~Capital Fund SPV at any time may have, or that its successors and assigns may have against the Onshore Released Parties.

(f) Notwithstanding any language to the contrary contained in the Offshore Loan Agreement (including, without limitation, Section 14.5 of the Offshore Loan Agreement):

(i) the Administrative Agent, the Offshore Lenders and ~~the Borrower~~Capital Fund SPV each hereby acknowledge and agree that the role of the "Document Custodian" (as defined in the Offshore Loan Agreement) is being eliminated pursuant to this Agreement; and

(ii) as a result of the elimination of such role, the Administrative Agent, the Offshore Lenders and ~~the Borrower~~Capital Fund SPV each hereby voluntarily discharges, waives, acquits, surrenders and expressly releases Alter Domus (US) LLC, in

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its capacity as “Document Custodian” (as defined in the Offshore Loan Agreement) and its officers, directors, employees, agents, affiliates, representatives, attorneys, partners, members and their respective successors and assigns (collectively, the “Offshore Released Parties”) from (a) all obligations to any of the Administrative Agent, the Offshore Lenders, the BorrowerCapital Fund SPV, or any other Person under the Transaction Documents (as defined in the Offshore Loan Agreement), and (b) any and all claims, causes of action, damages, liabilities or obligations of every nature and description in any way or manner which relates, directly or indirectly, to or arises out of the any Offshore Released Party’s performance and obligations under the Transaction Documents (as defined in the Offshore Loan Agreement) or the transactions relating thereto; whether known or unknown, anticipated or unanticipated, fixed or contingent, at law or in equity, that the Administrative Agent, the Offshore Lenders or the BorrowerCapital Fund SPV at any time may have, or that its successors and assigns may have against the Offshore Released Parties. ARTICLE XIII TAX CONSIDERATIONS Section 13.1 Acknowledgement of Parties. The parties hereto acknowledge and agree that, for U.S. federal income tax purposes, financial accounting and other purposes, the parties will treat the Advances and the Notes as indebtedness and not as equity interests in theany Borrower unless otherwise required by Applicable Law. [Remainder of page intentionally left blank; signature pages follow.] -203- [Willow Tree BDC] Amended and Restated Loan, Security and Collateral Management Agreement #506694681

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: WT CAPITAL FUND – SPV1, LLC, as the Borrower By: Willow Tree Capital Corporation, its sole member By:_______________________________________ Name: Mark Klingensmith Title: Authorized Signatory COLLATERAL MANAGER AND TRANSFEROR: WILLOW TREE CAPITAL CORPORATION, as Collateral Manager and Transferor By:_______________________________________ Name: Mark Klingensmith Title: Authorized Signatory [Signatures continued on the following pageSignature Pages Omitted.] [Signature Page] Amended and Restated Loan, Security and Collateral Management Agreement

ADMINISTRATIVE AGENT AND ARRANGER: ALLY BANK, as the Administrative Agent and Arranger By: Name: Tara De Title: Authorized Signatory LENDERS: ALLY BANK, as a Lender By: Name: Tara De Title: Authorized Signatory [Signatures continued on the following page.] [Signature Page] Amended and Restated Loan, Security and Collateral Management Agreement

THE COLLATERAL CUSTODIAN: STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but solely as Collateral Custodian By: Name: Audrey Feeney Title: Vice President THE COLLATERAL ADMINISTRATOR: STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but solely as the Collateral Administrator By: Name: Audrey Feeney Title: Vice President [Signature Page] Amended and Restated Loan, Security and Collateral Management Agreement

Annex A If to a Borrower or Collateral Manager: WT CAPITAL FUND - SPV1, LLC c/o Willow Tree Credit Partners LP General Counsel 450 Park Avenue, 29th Floor New York, NY 10022 With a copy to: Chief Financial Officer Willow Tree Credit Partners LP 450 Park Avenue, 29th Floor New York, NY 10022 If to Ally Bank: ALLY BANK as the Administrative Agent 300 Park Avenue, 4th Floor New York, New York 10022 Attention: SFD Portfolio Manager Facsimile No.: (212)-884-7693 Email: SFOperations@Ally.com with a copy to: ALLY BANK 300 Park Avenue, 4th Floor New York, New York 10022 Attention: Legal Services/SFD Facsimile No.: (212)-884-7189 Email: Jorge.Wagner@Ally.com [Annex A] Amended and Restated Loan, Security and Collateral Management Agreement

Annex A If to the Collateral Custodian: STATE STREET BANK AND TRUST COMPANY 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structured Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com [Annex A] Amended and Restated Loan, Security and Collateral Management Agreement

[Annex B] Amended and Restated Loan, Security and Collateral Management Agreement Silicon Valley Bank, a division of First-Citizens Bank & Trust Company Commitment $85,000,000 Annex B COMMITMENTS Ally Bank Total: $500,000,000490,000,000 $500,000,000575,000,000 Lender

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Modified DMS: iw://hklaw.cloudimanage.com/active/525233475/13 - [Willow Tree BDC] Exhibit A to Second Amendment to Amended and Restated Loan Agreement.docx	
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Exhibit B Exhibits and Schedules [See attached.]

EXHIBITS AND SCHEDULES TO AMENDED AND RESTATED LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT Dated as of November 8, 2024 EXHIBITS EXHIBIT A-1 Form of Funding Notice EXHIBIT A-2 Form of Repayment Notice EXHIBIT A-3 Form of Reinvestment Notice EXHIBIT A-4 Form of Borrowing Base Certificate EXHIBIT A-5 Form of Incumbency Certificate EXHIBIT A-6 Form of Payment Date Report EXHIBIT A-7 [Reserved] EXHIBIT A-8 Form of Notice of Continuation EXHIBIT B-1 Form of Promissory Note EXHIBIT B-2 Form of Swingline Note EXHIBIT C Form of Officer’s Certificate as to Solvency EXHIBIT D Form of Officer’s Closing Certificate EXHIBIT E [Reserved] EXHIBIT F Form of Compliance Certificate EXHIBIT G Form of Transferee Letter EXHIBIT H Form of Joinder Supplement EXHIBIT I-1 EXHIBIT I-2 EXHIBIT I-3 EXHIBIT I-4 U.S. Tax Compliance Certificate – For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes U.S. Tax Compliance Certificate – For Foreign Participants that are not Partnerships For U.S. Federal Income Tax Purposes U.S. Tax Compliance Certificate – For Foreign Participants that are Partnerships For U.S. Federal Income Tax Purposes U.S. Tax Compliance Certificate – For Foreign Lenders that are Partnerships For U.S. Federal Income Tax Purposes EXHIBIT J EXHIBIT K EXHIBIT L [Reserved] Form of Assignment and Assumption Form of Annual Statement as to Compliance

[Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 SCHEDULES SCHEDULE I Loan Party Names SCHEDULE II Loan List SCHEDULE III [Omitted] SCHEDULE IV Agreed-Upon Procedures SCHEDULE V S&P Industry Classifications SCHEDULE VI Disqualified Persons

Exhibit A-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT A-1 FORM OF FUNDING NOTICE [Date] WT CAPITAL FUND - SPV1, LLC WT CAPITAL FUND-SPV1 SUB GOLD LLC Ally Bank, as the Administrative Agent 300 Park Avenue, 4th Floor New York, New York 10022 Attention: SFD Portfolio Manager Facsimile No.: (212) 884-7693 with a copy to: Ally Bank 300 Park Avenue, 4th Floor New York, New York 10022 Attention: Legal Services/SFD Facsimile No.: (212) 884-7189 Email: jorge.wagner@ally.com State Street Bank and Trust Company 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structured Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com Re: Amended and Restated Loan, Security and Collateral Management Agreement dated as of November 8, 2024 Ladies and Gentlemen: This Funding Notice is delivered to you pursuant to Sections 2.2 and 3.2 of that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a

Exhibit A-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 “Borrower” and collectively, jointly and severally, the “Borrowers”) each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as follows: 1. The Borrowers hereby request an Advance as described in the Notice of Borrowing attached hereto as Annex A. The Advance shall be at least equal to $500,000 (or, in the case of any Advance to be applied to fund any draw under a Revolving Loan or Delayed Draw Loan, such lesser amount as may be required to fund such draw). 2. Attached to this Funding Notice is a true, correct and complete list of the Obligors and all Loans which will become part of the Collateral in connection with the Advance requested hereby, each Loan reflected thereon being an Eligible Loan except to the extent a portion of any such Loan is being acquired solely with equity contributions, and specifying (a) the Outstanding Balance, Assigned Value and Purchase Price of each such Loan, (b) with respect to any Revolving Loan or Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of each such Loan pursuant to Section 2.9(e) of the Loan and Security Agreement, (c) whether such Loan is a First Lien Loan, First Lien Last Out Loan, Second Lien Loan or Recurring Revenue Loan and (d) the Advance Rate applicable to such Loan. 3. All of the conditions precedent to the Advance requested herein as set forth in [Section 3.1 and]1 Section 3.2 of the Loan and Security Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Advance, including the following: (i) The representations and warranties contained in Section 4.1 and Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of such date); 1 To be included for initial advance only.

Exhibit A-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 (ii) No event has occurred and is continuing, or would result from such Advance or from the application of proceeds therefrom, which constitutes an Event of Default, Default, Change of Control or a Collateral Manager Termination Event; (iii) On and as of such day, immediately after giving effect to such Advance, the Advances Outstanding do not exceed the Availability (or, to the extent permitted under Section 2.14 of the Loan and Security Agreement, that any existing Borrowing Base Deficiency is reduced to zero); and (iv) To the knowledge of the Collateral Manager, no Applicable Law prohibits or enjoins the making of such Advance by any Lender or the proposed acquisition of Loans. 4. Each of the undersigned certify that all information contained herein and in the Borrowing Base Certificate attached hereto as Annex B (after giving pro forma effect to the Advance requested pursuant to this Funding Notice and the use of the proceeds thereof) is true, correct and complete as of the date hereof. [Remainder of page intentionally left blank; signature page follows.]

Exhibit A-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the undersigned have executed this Funding Notice this ______ day of ________________, __________. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title: WILLOW TREE CAPITAL CORPORATION, as Collateral Manager and Transferor By:____________________________________ Name: Title: [Attach Borrowing Base Certificate and List of Loans]

Exhibit A-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 ANNEX A TO FUNDING NOTICE NOTICE OF BORROWING The Borrowers give notice that they hereby request an Advance under the Loan and Security Agreement, and in that connection sets forth below the information relating to such Advance (the “Proposed Advance”): (i) Such Proposed Advance is in the aggregate amount of $____________, and is to be made on (date)___________________, and shall bear interest at [Daily Simple SOFR] [Term SOFR for an Available Tenor of one month’s duration] [Term SOFR for an Available Tenor of three month’s duration] with an Interest Period of [one] [three] month(s). (ii) The Borrowers hereby direct the Administrative Agent to deposit $____________ in the Unfunded Exposure Account in accordance with Section 2.9(e) of the Loan and Security Agreement. The remaining proceeds of the Proposed Advance should be transmitted to the Borrowers in accordance with the following wire transfer instructions: Bank Name City, State & ZIP ABA Routing No. Account Name: Account No: Amount: Reference: Bank Name City, State & ZIP ABA Routing No. Account Name: Account No: Amount: Reference:

Exhibit A-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 ANNEX B TO FUNDING NOTICE BORROWING BASE CERTIFICATE [See attached.]

Exhibit A-2 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT A-2 FORM OF REPAYMENT NOTICE [Date] WT CAPITAL FUND - SPV1, LLC WT CAPITAL FUND-SPV1 SUB GOLD LLC Ally Bank, as the Administrative Agent 300 Park Avenue, 4th Floor New York, New York 10022 Attention: SFD Portfolio Manager Facsimile No.: (212) 884-7693 with a copy to: Ally Bank 300 Park Avenue, 4th Floor New York, New York 10022 Attention: Legal Services/SFD Facsimile No.: (212) 884-7189 Email: jorge.wagner@ally.com State Street Bank and Trust Company 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structured Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com Re: Amended and Restated Loan, Security and Collateral Management Agreement dated as of November 8, 2024 Ladies and Gentlemen: This Repayment Notice is delivered to you pursuant to Section 2.3 of that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND- SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively,

Exhibit A-2 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as follows: 1. [Pursuant to Section 2.3(a) of the Loan and Security Agreement, the Borrowers desire to reduce the Advances Outstanding (an “Advance Reduction”) by the amount of $__________ (without any penalty, fee or premium (and in each case excluding Breakage Costs)). Any repayment of the Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrowers to reduce a Borrowing Base Deficiency to $0.00) shall be in a minimum amount of $500,000 (or such lesser amount as may be agreed to by the Administrative Agent in its sole discretion) (other than (x) any prepayment of Swingline Advances for which no minimum shall apply and (y) any such partial repayment of Advances Outstanding which is funded (A) solely with proceeds from the repayment of a Revolving Loan or (B) solely with amounts otherwise distributable to the Borrowers under Section 2.7(a)(16), Section 2.7(b)(6) or Section 2.8(13) of the Loan and Security Agreement).] 2. In connection with such [Advance Reduction], the Borrowers shall deliver to the Administrative Agent funds sufficient to repay such Advances Outstanding together with all accrued Interest and Breakage Costs, but only to the extent such accrued Interest and/or Breakage Costs are requested with such repayment by an applicable Lender. 3. The Borrowers hereby request that such [Advance Reduction] be made on the following date: _________. Each of the undersigned certify that all information contained herein is true and correct as of the date hereof. [Remainder of page intentionally left blank; signature page follows.]

Exhibit A-2 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the undersigned have executed this Repayment Notice this ______ day of ________________, __________. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title: WILLOW TREE CAPITAL CORPORATION, as Collateral Manager and Transferor By:____________________________________ Name: Title:

Exhibit A-3 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT A-3 FORM OF REINVESTMENT NOTICE [Date] WT CAPITAL FUND - SPV1, LLC WT CAPITAL FUND-SPV1 SUB GOLD LLC Ally Bank, as the Administrative Agent 300 Park Avenue, 4th Floor New York, New York 10022 Attention: SFD Portfolio Manager Facsimile No.: (212) 884-7693 with a copy to: Ally Bank 300 Park Avenue, 4th Floor New York, New York 10022 Attention: Legal Services/SFD Facsimile No.: (212) 884-7189 Email: jorge.wagner@ally.com State Street Bank and Trust Company 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structured Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com Re: Amended and Restated Loan, Security and Collateral Management Agreement dated as of November 8, 2024 Ladies and Gentlemen: This Reinvestment Notice is delivered to you pursuant to Section 3.2(b) of that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND- SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto

Exhibit A-3 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as follows: 1. [In connection with a proposed Reinvestment of Principal Collections permitted by Section 2.14(a)(i) of the Loan and Security Agreement, the Borrowers hereby request a disbursement (a “Disbursement”) of Principal Collections from the Principal Collections Account in the amount of $_______________;][In connection with a proposed acquisition of Loans in connection with a Substitution pursuant to Section 2.14(b) of the Loan and Security Agreement, the Borrowers hereby notify the Administrative Agent and Collateral Custodian that the amount of $_______________ will be deposited into the Collection Account in connection with such Substitution ;] the Eligible Loan supporting this [Disbursement][Substitution] are in Dollars [or an Approved Foreign Currency]. 2. The Borrowers hereby request that such [Disbursement][Substitution] be made on the following date:________________. 3. Attached to this Reinvestment Notice as Annex A is a true, correct and complete calculation of the Borrowing Base and all components thereof and a true, correct and complete list of the Obligors and all Loans which will become part of the Collateral in connection with the [Disbursement][Substitution] described above, each Loan reflected thereon being an Eligible Loan, and specifying (a) the Outstanding Balance, Assigned Value and Purchase Price of each such Loan, (b) with respect to any Revolving Loan or Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of each such Loan pursuant to Section 2.9(e) of the Loan and Security Agreement, (c) whether such Loan is a First Lien Loan, First Lien Last Out Loan, Second Lien Loan or Recurring Revenue Loan and (d) the Advance Rate applicable to such Loan. 4. All of the conditions precedent to the [Disbursement][Substitution] requested herein as set forth in Sections 2.14 and 3.2 of the Loan and Security Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such [Disbursement][Substitution] including the following: (i) The representations and warranties contained in Section 4.1 and Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on

Exhibit A-3 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 such day (other than any representation and warranty that is expressly made as of another specific date which were true, correct, and complete in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of such date); (ii) No event has occurred and is continuing, or would result from such [Disbursement][Substitution] or from the application of proceeds therefrom, which constitutes an Event of Default, Default, Change of Control or a Collateral Manager Termination Event; (iii) On and as of such day, immediately after giving effect to such [Disbursement][Substitution] and the application of proceeds therefrom, the Advances Outstanding do not exceed the Availability (or, to the extent permitted under Section 2.14 of the Loan and Security Agreement, any existing Borrowing Base Deficiency is reduced to zero); and (iv) To the knowledge of the Collateral Manager, no Applicable Law prohibits or enjoins the making of any Advance in connection with such [Disbursement][Substitution] by any Lender or the proposed Reinvestment of Principal Collections or acquisition of Loans; Each of the undersigned certify that all information contained herein and in the Borrowing Base Certificate attached hereto as Annex A is true, correct and complete as of the date hereof. [Remainder of page intentionally left blank; signature page follows.]

Exhibit A-3 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the undersigned have executed this Reinvestment Notice this ______ day of ________________, __________. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title: WILLOW TREE CAPITAL CORPORATION, as Collateral Manager and Transferor By:____________________________________ Name: Title:

Exhibit A-3 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 ANNEX A to Exhibit A-3 BORROWING BASE CERTIFICATE [See attached.]

Exhibit A-4 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT A-4 FORM OF BORROWING BASE CERTIFICATE This certificate is delivered pursuant to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete and for the avoidance of doubt, includes the amount and type (whether Principal Collections, Interest Collections or other Collections) of all Collections received since the last Reporting Date, all Principal Collections and Interest Collections on deposit as of the date hereof and a detailed aging of each Loan; (ii) the Borrowers and Collateral Manager are in compliance with all covenants and agreements under the Loan and Security Agreement and no Default, Event of Default or Collateral Manager Termination Event has occurred and is continuing under the Loan and Security Agreement; (iii) all of the Loans owned by the Borrowers are Eligible Loans, within the meaning of such term in the Loan and Security Agreement other than as waived by the Administrative Agent with respect to any such Loan; [and] (iv) [all material amendments, restatements, supplements, waivers or other modifications to any Underlying Instruments of any Eligible Loan, together with any documentation prepared by the Borrowers or the Collateral Manager in connection with such document, that constitute a Material Modification which was given effect in the calendar month immediately preceding the Reporting Date on which this certificate is delivered, have been

Exhibit A-4 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 delivered to the Administrative Agent and have been identified as such in Annex I attached hereto;]2 (v) The representations and warranties contained in Section 4.1 and Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (other than any representation and warranty that is expressly made as of another specific date which were true, correct, and complete in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of such date)[.][; and] (vi) [to the extent this certificate is delivered in connection with a Discretionary Sale or sale pursuant to a Substitution effected pursuant to Section 2.14 and Section 3.2, as applicable, of the Loan and Security Agreement, the undersigned further certifies that: a. Annex I hereto includes a list of all Loans to be sold or substituted, as applicable; b. the Borrowers have notified the Administrative Agent and Collateral Custodian that an amount equal to $_______________ shall be deposited into the Collection Account in connection with such Discretionary Sale or Substitution, as applicable; c. the repayment of Advances Outstanding (if any) in connection with such Discretionary Sale or Substitution, as applicable complies with the requirements set forth in Section 2.3 of the Loan and Security Agreement; d. the representations and warranties contained in Sections 4.1 and 4.2 of the Loan and Security Agreement shall continue to be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects, and except for those representations and warranties made as of a specific date which are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) as of such date) following any such Discretionary Sale or Substitution, except to the extent any such representation or warranty relates to an earlier date; e. such Discretionary Sale or sale in connection with a Substitution is made by the Collateral Manager, on behalf of the Borrowers, in a transaction (1) reflecting arms- length market terms and (2) in which the Borrowers make no representations, warranties or covenants and provides no indemnification for the benefit of any other party to such sale 2 To be included when the Borrowing Base Certificate is delivered on a Reporting Date.

Exhibit A-4 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 (other than that the Borrowers have good title thereto, free and clear of all Liens and have the right to sell the related Loan and other representations which are customarily made or provided in connection with the sale of assets of such type) (and the parties agree that the assignment agreement form attached as an exhibit to the applicable Underlying Instrument (solely to the extent such assignment agreement form (x) is reasonable and customary for a credit facility of the type to which such sale relates and (y) does not contain atypical or unusually burdensome covenants or representations and warranties in respect of the Borrowers, in each case, in the Collateral Manager’s reasonable and good faith discretion) shall satisfy this clause (2)); provided that if a Default or Event of Default has occurred and is continuing, any such Discretionary Sale or sale in connection with a Substitution to an Affiliate of the Borrowers, the Administrative Agent shall have given prior written consent in its reasonable discretion (unless, solely in the case of a Default (and not an Event of Default), such Default is remedied upon consummation of such sale); provided further that, the Administrative Agent’s prior written consent shall not be required for any such Discretionary Sale or sale in connection with a Substitution that satisfies the requirement of clause (C) of Section 2.14(e)(vii) of the Loan and Security Agreement; f. (A) no Collateral Manager Termination Event, Default or Event of Default shall have occurred and be continuing and, immediately after giving effect to such Discretionary Sale or Substitution, as applicable, no Collateral Manager Termination Event, Default or Event of Default shall have occurred (unless, solely in the case of a Default (and not an Event of Default), such Default is remedied upon consummation of such sale); (B) notwithstanding anything set forth in Section 2.14 of the Loan and Security Agreement, immediately after giving effect to such Discretionary Sale or Substitution, as applicable, there shall not exist a Borrowing Base Deficiency; provided that, notwithstanding the foregoing or anything to the contrary set forth in Section 3.2 of the Loan and Security Agreement, in the event a Borrowing Base Deficiency exists immediately prior to giving effect to such Discretionary Sale or Substitution, as applicable, immediately after giving effect to such Discretionary Sale or Substitution and any other sale or transfer or other action taken in accordance with Section 2.6 of the Loan and Security Agreement substantially contemporaneous herewith, the Borrowing Base Deficiency shall be reduced to zero Dollars ($0); and (C) unless consented to by the Administrative Agent in its sole discretion, (x) the net cash price received by the Borrowers pursuant to such Discretionary Sale (determined taking into account any cash equity contribution received by the Borrowers in connection and concurrently therewith) shall be equal to or greater than the Adjusted Borrowing Value of the Loan sold in connection with such Discretionary Sale; provided that, solely for purposes of determining if this clause (C) has been satisfied with respect to any Loan for which the net cash price received by the Borrowers equals or exceeds ninety-five percent (95.0%) of the Outstanding Balance thereof, the net cash price received by the Borrowers shall be treated as if it were one hundred percent (100.0%) of the Outstanding Balance of such Loan; and (y) the Adjusted Borrowing Value of the substitute Loan acquired by the Borrowers in connection with any Substitution (determined taking into account any cash equity contribution received by the Borrowers in connection and concurrently therewith) shall be equal to or greater than the Adjusted Borrowing Value of the Loan sold or otherwise transferred in connection with

Exhibit A-4 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 such Substitution; and g. the Borrowers shall pay an amount equal to all Breakage Costs and all accrued and unpaid reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Lenders and the Collateral Custodian in connection with any such sale, Substitution or repurchase (including, but not limited to, expenses incurred in connection with the release of the Lien of the Administrative Agent on behalf of the Secured Parties in connection with such sale, Substitution or repurchase), including, without limitation, reasonable and documented legal fees and expenses of (A) a single outside counsel, and a single local counsel in any applicable jurisdiction, of the Administrative Agent and the Lenders, taken as a whole, provided that, if any Lender reasonably determines in good faith that it is necessary or advisable to retain its own counsel by reason of conflict of interest, the Borrowers shall reimburse such Lender for the reasonable and documented out-of-pocket fees and disbursements of such counsel and (B) a single outside counsel, and a single local counsel in any applicable jurisdiction, of the Collateral Custodian]3 [Remainder of page intentionally left blank; signature page follows.] 3 Bracketed language to be included when Borrowing Base Certificate is delivered in connection with a Discretionary Sale or sale pursuant to a Substitution effected pursuant to Section 2.14 of the Loan and Security Agreement.

Exhibit A-4 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 Certified as of the _________________ day of ___________________, _____. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title: WILLOW TREE CAPITAL CORPORATION, as Collateral Manager and Transferor By:____________________________________ Name: Title:

Exhibit A-4 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 ANNEX I To Exhibit A-4 BORROWING BASE REPORT [See attached.]

Exhibit A-5 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT A-5 SECRETARY’S CERTIFICATE OF DIRECTORS’ RESOLUTIONS RESOLVED, that each of the officers, managers, and employees of the Borrowers designated on Exhibit A hereto are hereby authorized and directed to execute and deliver on behalf of the Borrowers to Ally Bank, borrowing base certificates, compliance certificates, repetitive and non-repetitive advance requests, bank account instructions and financial reports pursuant to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”); and it is further RESOLVED, that said officers, managers and employees so designated and each of them are hereby authorized and directed to execute and deliver all further documentation and to do all other acts that they may deem convenient or proper to carry out the foregoing; and it is further RESOLVED, that all action heretofore taken and all documentation heretofore delivered by any of said officers, managers and employees in furtherance of the foregoing is hereby ratified and confirmed. RESOLVED, that the authorizations herein set forth shall remain in full force and effect until written notice of their modification or discontinuance shall be given to and actually received by the Administrative Agent at its address designated in the Loan and Security Agreement, but no such modification or discontinuance shall affect the validity of the acts of any person authorized to so act by these resolutions performed prior to receipt of such notice by the Administrative Agent. I, [__], hereby certify that I am a Manager of WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, and WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company; that the foregoing is a true and correct copy of resolutions duly adopted by the Managers of said company by unanimous written consent in accordance with its operating agreement and the laws of the state of Delaware, and that these resolutions have not been modified, repealed or rescinded but are in full force and effect. IN WITNESS WHEREOF, the undersigned has duly executed this Unanimous Written Consent of the Board of [Directors] [Managers] of the Borrowers effective as of the date first written above.

Exhibit A-5 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 By: Name: Title: [Director] / [Manager] By: Name: Title: [Director] / [Manager] By: Name: Title: [Director] / [Manager]

Exhibit A-5 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT A ALLY BANK Specimen Signatures Of Authorized Officers and Employees Name (Type or Print) Title/Position Signature 1.________________________ _______________________ ______________________ 2.________________________ _______________________ ______________________ 3.________________________ _______________________ ______________________ 4.________________________ _______________________ ______________________ 5.________________________ _______________________ ______________________ 6.________________________ _______________________ ______________________ The undersigned hereby certifies that the persons whose specimen signatures appear above are authorized to execute and deliver on behalf of the Borrowers, borrowing base certificates, compliance certificates, repetitive and non-repetitive advance requests, bank account instructions and financial reports, in addition to the person(s) heretofore so authorized. Borrowers’ Names: Date: Address: City State Zip ________ Officer’s Signature: Title

Exhibit A-6 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT A-6 Ally Bank, as the Administrative Agent 300 Park Avenue, 4th Floor New York, New York 10022 Attention: SFD Portfolio Manager Facsimile No.: (212) 884-7693 with a copy to: Ally Bank 300 Park Avenue, 4th Floor New York, New York 10022 Attention: Legal Services/SFD Facsimile No.: (212) 884-7189 Email: jorge.wagner@ally.com State Street Bank and Trust Company 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structured Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com FORM OF PAYMENT DATE REPORT This certificate is delivered pursuant to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. As of the date hereof, the undersigned certifies that: (i) all of the information set forth in Annex I attached hereto is true, correct, and complete;

Exhibit A-6 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 (ii) the Borrowers and Collateral Manager are in compliance with all covenants and agreement under the Loan and Security Agreement and no Default, Event of Default or Collateral Manager Termination Event has occurred and is continuing under the Loan and Security Agreement; (iii) all of the Loans specified by the Borrowers as “Eligible Loans” are Eligible Loans, within the meaning of such term in the Loan and Security Agreement other than as waived by the Administrative Agent with respect to any such Loan; (iv) Annex II hereto includes a correct calculation of the Borrowers’ Total Interest Coverage Ratio for the relevant period ended _________ __, 202_; (iv) Annex III hereto includes a correct calculation of the Fund’s Available Capital on and as of the date hereof; (v) the representations and warranties contained in Section 4.1 and Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is expressly made as of another specific date which were true, correct, and complete in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) as of such date); and (vi) each of the undersigned certify that all information contained herein and in the attached Borrowing Base Certificate is true, correct and complete as of the date hereof. [Remainder of page intentionally left blank; signature page follows.]

Exhibit A-6 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 Certified as of the _________________ day of ___________________, _____. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title: WILLOW TREE CAPITAL CORPORATION, as Collateral Manager and Transferor By:____________________________________ Name: Title: [Attach Borrowing Base Certificate]

Exhibit A-6 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 ANNEX I To Exhibit A-6 PAYMENT DATE REPORT [On File with the Administrative Agent]

Exhibit A-6 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 ANNEX II To Exhibit A-6 CALCULATION OF TOTAL INTEREST COVERAGE RATIO [See attached.]

Exhibit A-6 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 ANNEX iII To Exhibit A-6 CALCULATION OF FUND’S AVAILABLE CAPITAL [See attached.]

Exhibit A-7 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT A-7 [RESERVED]

Exhibit A-8 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT A-8 FORM OF NOTICE OF CONTINUATION [_______], 20[__] WT CAPITAL FUND - SPV1, LLC WT CAPITAL FUND-SPV1 SUB GOLD LLC Ally Bank, as the Administrative Agent 300 Park Avenue, 4th Floor New York, New York 10022 Attention: SFD Portfolio Manager Facsimile No.: (212) 884-7693 Email: SFOperations@Ally.com with a copy to: Ally Bank 300 Park Avenue, 4th Floor New York, New York 10022 Attention: Legal Services/SFD Facsimile No.: (212) 884-7189 Email: Jorge.Wagner@Ally.com State Street Bank and Trust Company 1776 Heritage Drive, Mail Stop: JAB0527 North Quincy, Massachusetts 02171 Attention: Structured Trust and Analytics Email: StructuredTrustandAnalytics@StateStreet.com Re: Amended and Restated Loan, Security and Collateral Management Agreement dated as of November 8, 2024 Ladies and Gentlemen: This Notice of Continuation is delivered to you pursuant to Section 2.10(e) of that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time

Exhibit A-8 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through their duly appointed Responsible Officer, hereby gives the Administrative Agent notice, pursuant to Section 2.10(e) of the Loan and Security Agreement, of its request to continue as an Advance that bears interest at Term SOFR for an Available Tenor of [one] [three] month’s duration $[_________] in principal amount of present outstanding Advances that bear interest at [Term SOFR for an Available Tenor of [one] [three] month’s duration that expire on [________, ___]] [Daily Simple SOFR]. The Interest Period for such Advances commencing on [________, ___] is requested to be [one] [three] month(s). [Remainder of page intentionally left blank; signature page follows.]

Exhibit A-8 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the undersigned has executed this Notice of Continuation as of the first date written above. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title:

Exhibit B-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT B-1 FORM OF PROMISSORY NOTE $[ ________ ] [___], 20[__] THIS PROMISSORY NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND THE BORROWERS HAVE NOT REGISTERED UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE, REPRESENTS THAT IT HAS OBTAINED THIS PROMISSORY NOTE IN A TRANSACTION IN COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE LAWS OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND THE RESTRICTIONS ON SALE AND TRANSFER SET FORTH IN THE LOAN AND SECURITY AGREEMENT. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE, FURTHER REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT RE-OFFER, RE- SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (OR ANY INTEREST HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE LAWS OF ANY JURISDICTION AND IN ACCORDANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE LOAN AND SECURITY AGREEMENT REFERRED TO HEREIN. THIS PROMISSORY NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE RESTRICTIONS DESCRIBED HEREIN AND IN THE LOAN AND SECURITY AGREEMENT. ANY SALE OR TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE BORROWER, THE ADMINISTRATIVE AGENT OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS PROMISSORY NOTE OR AN INTEREST HEREIN AGREES TO PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE LOAN AND SECURITY AGREEMENT TO THE TRANSFEREE. FOR VALUE RECEIVED, WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company and WT CAPITAL FUND-SPV1 SUB GOLD LLC (the “Borrowers”), promise to pay to [__________] (“Lender”) or its assigns, the principal sum of [___________________] Dollars ($[__________]), or, if less, the unpaid principal amount of the aggregate advances (“Advances”) made by the Lender to the Borrowers pursuant to the Loan and Security Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in the Loan and Security Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding, at the Interest Rate related to such Advance as provided in the Loan and Security Agreement, on each Payment Date and each other date specified in the Loan and Security Agreement.

Exhibit B-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 This Promissory Note (this “Note”) is issued pursuant to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among the Borrowers, WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrowers under this Note, when combined with any and all other charges provided for in this Note, in the Loan and Security Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrowers shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrowers is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lender under this Note exceed the amount which the Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate. Payments of the principal of, and interest on, Advances represented by this Note shall be made by or on behalf of the Borrowers to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan and Security Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrowers for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note. If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate. If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum set forth in the Loan and Security Agreement, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full, provided that such interest rate shall not at any time exceed the Maximum Lawful Rate.

Exhibit B-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Loan and Security Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and, as set forth in the Loan and Security Agreement, certain costs and expenses of the Lender) at the time and in the manner set forth in, but subject to the provisions of, the Loan and Security Agreement. Except as provided in the Loan and Security Agreement, the Borrowers expressly waive presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note. All amounts evidenced by this Note, the Lender’s Advances and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Lender on the Schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided, however, that the failure of the Lender to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrowers under this Note as provided in the Loan and Security Agreement. The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by the Lender and represented by this Note and the indebtedness evidenced by this Note, subject to the applicable provisions of the Loan and Security Agreement. This Note is secured by the security interests granted pursuant to Section 8.1 of the Loan and Security Agreement. The holder of this Note is entitled to the benefits of the Loan and Security Agreement and may enforce the agreements of the Borrowers contained in the Loan and Security Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan and Security Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan and Security Agreement. If an Event of Default shall occur, the Lenders may declare, or in certain circumstances, the unpaid principal balance thereof, together with accrued interest thereon, shall be declared, and become, due and payable, in each case, in the manner and with the effect provided in the Loan and Security Agreement. The Borrowers, the Collateral Manager, the Administrative Agent, the Collateral Custodian and each Lender each intend, for U.S. federal, state and local income or franchise tax purposes, that this Note be evidence of indebtedness secured by the Collateral, and the Lender, as a lender under the Loan and Security Agreement, by the acceptance hereof, agrees to treat the Note for U.S. federal, state and local income or franchise tax purposes as indebtedness. This Note is one of the “Notes” referred to in Section 2.1 of the Loan and Security Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York. [Remainder of page intentionally left blank; signature page follows.]

Exhibit B-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title:

Exhibit B-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 Schedule attached to Promissory Note dated [__________] [____], 20[___] of WT CAPITAL FUND - SPV1, LLC and WT CAPITAL FUND-SPV1 SUB GOLD LLC payable to the order of [Lender]. Date of Advance or Repayment Principal Amount of Advance Principal Amount of Repayment Outstanding Principal Amount

Exhibit B-2 [Ares SMA] Exhibits and Schedules to Loan, Security and Servicing Agreement EXHIBIT B-2 FORM OF SWINGLINE NOTE $[ ________ ] [___], 20[__] THIS SWINGLINE NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND THE BORROWERS HAVE NOT REGISTERED UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS SWINGLINE NOTE, REPRESENTS THAT IT HAS OBTAINED THIS SWINGLINE NOTE IN A TRANSACTION IN COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE LAWS OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND THE RESTRICTIONS ON SALE AND TRANSFER SET FORTH IN THE LOAN AND SECURITY AGREEMENT. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS SWINGLINE NOTE, FURTHER REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT RE-OFFER, RE-SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (OR ANY INTEREST HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE LAWS OF ANY JURISDICTION AND IN ACCORDANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE LOAN AND SECURITY AGREEMENT REFERRED TO HEREIN. THIS SWINGLINE NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE RESTRICTIONS DESCRIBED HEREIN AND IN THE LOAN AND SECURITY AGREEMENT. ANY SALE OR TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE BORROWER, THE ADMINISTRATIVE AGENT OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS SWINGLINE NOTE OR AN INTEREST HEREIN AGREES TO PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE LOAN AND SECURITY AGREEMENT TO THE TRANSFEREE. FOR VALUE RECEIVED, WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company and WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company (the “Borrowers”), promise to pay to [__________] (the “Swingline Lender”) or its assigns, the principal sum of [___________________] Dollars ($[__________]), or, if less, the unpaid principal amount of the aggregate Swingline Advances made by the Swingline Lender to the Borrowers pursuant to the Loan and Security Agreement (as defined below), on the dates specified in the Loan and Security Agreement, and to pay interest on the unpaid principal amount of each Swingline Advance on each day that such unpaid principal amount is outstanding, at the Interest Rate applicable to Swingline Advances as provided in the Loan and Security Agreement, on each Payment Date and each other date specified in the Loan and

Exhibit B-2 [Ares SMA] Exhibits and Schedules to Loan, Security and Servicing Agreement Security Agreement. This Swingline Note (this “Note”) is issued pursuant to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among the Borrower, WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.. Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrowers under this Note, when combined with any and all other charges provided for in this Note, in the Loan and Security Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrowers shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrowers is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Swingline Lender under this Note exceed the amount which the Swingline Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate. Payments of the principal of, and interest on, the Swingline Advances represented by this Note shall be made by or on behalf of the Borrowers to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan and Security Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrowers for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note. If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate. If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum set forth in the Loan and Security Agreement, in each case from the date of such non-payment to

Exhibit B-2 [Ares SMA] Exhibits and Schedules to Loan, Security and Servicing Agreement (but excluding) the date such amount is paid in full, provided that such interest rate shall not at any time exceed the Maximum Lawful Rate. Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Loan and Security Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and, as set forth in the Loan and Security Agreement, certain costs and expenses of the Swingline Lender) at the time and in the manner set forth in, but subject to the provisions of, the Loan and Security Agreement. Except as provided in the Loan and Security Agreement, the Borrowers expressly waive presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note. All amounts evidenced by this Note, the Swingline Lender’s Swingline Advances and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Swingline Lender on the Schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided, however, that the failure of the Swingline Lender to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrowers under this Note as provided in the Loan and Security Agreement. The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Swingline Advances made by the Swingline Lender and represented by this Note and the indebtedness evidenced by this Note, subject to the applicable provisions of the Loan and Security Agreement. This Note is secured by the security interests granted pursuant to Section 8.1 of the Loan and Security Agreement. The holder of this Note is entitled to the benefits of the Loan and Security Agreement and may enforce the agreements of the Borrowers contained in the Loan and Security Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan and Security Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan and Security Agreement. If an Event of Default shall occur and be continuing, the Administrative Agent or the Required Lenders may declare, or in certain circumstances, the unpaid principal balance thereof, together with accrued interest thereon, shall be declared, and become, due and payable, in each case, in the manner and with the effect provided in the Loan and Security Agreement. The Borrowers, the Collateral Manager, the Administrative Agent, the Swingline Lender and the Collateral Custodian (if applicable) and each Lender each intend, for U.S. federal, state and local income or franchise tax purposes, that this Note be evidence of indebtedness secured by the Collateral, and the Swingline Lender, as a lender under the Loan and Security Agreement, by the acceptance hereof, agrees to treat the Note for U.S. federal, state and local income or franchise tax purposes as indebtedness. This Note is the “Swingline Note” referred to in Section 2.1 of the Loan and Security Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York. This Note may only be transferred to an assignee to the extent permitted by

Exhibit B-2 [Ares SMA] Exhibits and Schedules to Loan, Security and Servicing Agreement the Loan and Security Agreement. [Remainder of page intentionally left blank; signature page follows.]

Exhibit B-2 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title:

Exhibit C [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT C FORM OF OFFICER’S CERTIFICATE AS TO SOLVENCY [_____] [__], 2024 Reference is made to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as of the date first set forth above (the “Certification Date”) to the Administrative Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows: Both before and after giving effect to (a) the transactions contemplated by the Loan and Security Agreement and (b) the payment and accrual of all transaction costs, fees, and expenses in connection with the foregoing, each of the undersigned is and will be Solvent. [Remainder of page intentionally left blank; signature page follows.]

Exhibit C [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the undersigned have signed and delivered this Officer’s Certificate as to Solvency as of the Certification Date. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title: WILLOW TREE CAPITAL CORPORATION, as Collateral Manager and Transferor By:____________________________________ Name: Title:

Exhibit D [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT D FORM OF OFFICER’S CLOSING CERTIFICATE [_____] [__], 2024 Reference is made to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as of the date first set forth above (the “Certification Date”) to the Administrative Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows (other than with respect to item 5 below, which certification is made only by the Collateral Manager): 1. The representations and warranties contained in Section 4.1 and Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, in which case, such representations and warranties are true in all respects) on and as of the Effective Date, and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Effective Date, that constitutes or would constitute a Default or an Event of Default, Change of Control or Collateral Manager Termination Event. 2. The undersigned are each in compliance with all Applicable Laws, except in instances where non-compliance or contravention that could not reasonably be expected to have a Material Adverse Effect. 3. Except as otherwise indicated on a schedule to a Transaction Document, or as otherwise consented to by the Administrative Agent, the undersigned have delivered to the Administrative Agent true, complete and correct copies of all documents required to be delivered by them to the Administrative Agent pursuant to the Transaction Documents, all such documents are true, complete and correct in all respects on and as of the Effective Date.

Exhibit D [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 4. No Liens have arisen or been granted with respect to the Collateral other than Permitted Liens and Liens being terminated simultaneously herewith. [Remainder of page intentionally left blank; signature page follows.]

Exhibit D [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the undersigned have signed and delivered this Officer’s Closing Certificate as of the Certification Date. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title: WILLOW TREE CAPITAL CORPORATION, as Collateral Manager and Transferor By:____________________________________ Name: Title:

Exhibit E [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT E [RESERVED]

Exhibit F [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT F FORM OF COMPLIANCE CERTIFICATE WT CAPITAL FUND - SPV1, LLC WT CAPITAL FUND-SPV1 SUB GOLD LLC Date: _______________, 2024 This Compliance Certificate (this “Certificate”) is given by WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), pursuant to Section 5.1(t)(viii) of that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), the Borrowers, each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used herein without definition shall have the meanings set forth in the Loan and Security Agreement. The officer executing this Certificate is a Responsible Officer of the Borrowers and as such is duly authorized to execute and deliver this Certificate on behalf of the Borrower. By executing this Certificate, such officer hereby certifies to the Administrative Agent and the Lenders, on behalf of the Borrowers and not in his/her individual capacity, that: (a) the financial statements delivered with this Certificate in accordance with Sections 5.1(s)(i) and/or 5.1(s)(ii) of the Loan and Security Agreement are complete and correct in all material respects and have been prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein); (b) to the best of such officer’s knowledge, no Default, Event of Default or Collateral Manager Termination Event exists [except as specified on Annex A attached hereto]; and (c) since the Effective Date and except as disclosed in prior Compliance Certificates delivered to Administrative Agent, no Loan Party has:

Exhibit F [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 (i) changed its legal name, identity, jurisdiction of incorporation, organization or formation or organizational structure or formed or acquired any Subsidiary except as follows: _______________________________; (ii) acquired all or substantially all of the assets of, or merged or consolidated with or into, any Person, except as follows: _______________________________; or (iii) changed the address of its principal place of business or otherwise relocated, except as follows: _______________________________. [Remainder of this page intentionally left blank.]

Exhibit F [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the Borrowers have caused this Certificate to be executed by one of its Responsible Officers this _____ day of _______________, _____. WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title:

Exhibit F [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 [Annex A Defaults, Events of Default or Collateral Manager Termination Events]

Exhibit G [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT G FORM OF TRANSFEREE LETTER ___________, 20___ WT CAPITAL FUND - SPV1, LLC, as a Borrower WT CAPITAL FUND-SPV1 SUB GOLD LLC, as a Borrower and WILLOW TREE CAPITAL CORPORATION, as the Collateral Manager c/o Willow Tree Credit Partners LP General Counsel 450 Park Avenue, 29th Floor New York, NY 10022 With a copy to: Chief Financial Officer Willow Tree Credit Partners LP 450 Park Avenue, 29th Floor New York, NY 10022 Ally Bank, as the Administrative Agent 300 Park Avenue, 4th Floor New York, New York 10022 Attention: SFD Portfolio Manager Facsimile No.: (212) 884-7693 with a copy to: Ally Bank 300 Park Avenue, 4th Floor New York, New York 10022 Attention: Legal Services/SFD Facsimile No.: (212) 884-7189 Email: jorge.wagner@ally.com Re: (a) the Advances of [Name of Lender] under the Loan and Security Agreement (as defined below) (the “Assigned Advances”); (b) the Notes issued by WT CAPITAL FUND - SPV1, LLC and WT CAPITAL FUND-SPV1 SUB GOLD LLC to [Name of Lender] under the Loan and Security Agreement (the “Notes”); and (c) the commitment of [Name of Lender] to make additional Advances under the Loan and Security Agreement (the “Assigned

Exhibit G [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 Commitments”) Ladies and Gentlemen: In connection with our acquisition of the above-captioned Notes, Assigned Advances and Assigned Commitments (collectively, the “Assigned Assets”), we certify that (a) we understand that the Assigned Assets are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we are either a Qualified Institutional Buyer under Rule 144A of the Securities Act or an institutional “Accredited Investor” as defined in Rule (1)-501(a)(l)-(3) or (7) under the Securities Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Assigned Assets, (c) we are a “Qualified Purchaser” for the purpose of Section 3(c)(7) of the Investment Company Act of 1940, as amended, (d) we have had the opportunity to ask questions of and receive answers from the Borrowers and the Collateral Manager concerning the purchase of the Assigned Assets and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Assigned Assets, (e) we are acquiring the Assigned Assets for investment for our own account and not with a view to any distribution of such Assigned Assets (but without prejudice to our right at all times to sell or otherwise dispose of the Assigned Assets in accordance with clause (g) below), (f) we have not offered or sold any Assigned Assets to, or solicited offers to buy any Assigned Assets from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Securities Act, (g) we will not sell, transfer or otherwise dispose of any Assigned Assets unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act, (2) the purchaser or transferee of such Assigned Assets has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”), (h) we are not acquiring a Note, directly or indirectly, for or on behalf of an employee benefit plan or other retirement arrangement subject to the Employee

Exhibit G [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or any entity, the assets of which would be deemed plan assets under the Department of Labor regulations set forth at 29 C.F.R. §2510.3-101; unless Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 92-23 or some other applicable prohibited transaction exemption is applicable to the acquisition and holdings of such Notes and (i) we are a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. Very truly yours. ____________________________ Print Name of Transferee By: ________________________ Responsible Officer

Exhibit H [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT H FORM OF JOINDER SUPPLEMENT JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, WT CAPITAL FUND - SPV1, LLC and WT CAPITAL FUND-SPV1 SUB GOLD LLC, as the borrowers (the “Borrowers”) and Ally Bank, as administrative agent (the “Administrative Agent”). WHEREAS, this Joinder Supplement is being executed and delivered under Section 12.16 of the Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), the Borrowers, each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), the Administrative Agent, Ally Bank and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement; and WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Loan and Security Agreement; NOW, THEREFORE, the parties hereto hereby agree as follows: (a) Upon receipt by the Administrative Agent of the executed counterparts to this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrowers and the Administrative Agent, this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Loan and Security Agreement for all purposes thereof. (b) Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to affect the purposes of this Joinder Supplement. (c) By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent and the other Lenders as follows: (i) none of the Administrative Agent and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Security Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Security Agreement or any other instrument or document furnished pursuant thereto, or with respect to any Notes issued under the Loan and Security Agreement, or the Collateral (as defined under the Loan and Security

Exhibit H [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 Agreement) or the financial condition of any Loan Party, or the performance or observance by any Loan Party of any of their respective obligations under the Loan and Security Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) the Proposed Lender will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan and Security Agreement; (iv) the Proposed Lender appoints and authorizes the Administrative Agent and the Collateral Custodian, as applicable, to take such action as agent on its behalf and to exercise such powers under the Loan and Security Agreement as are delegated to the Administrative Agent and the Collateral Custodian, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan and Security Agreement; (v) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Security Agreement are required to be performed by it as a Lender; and (vi) the Proposed Lender hereby individually represents and warrants, as to itself, that it would satisfy the requirements of a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended, or an “accredited investor” as defined in paragraphs (a)(1), (2), (3), or (7) of Rule 501 of Regulation D under the U.S. Securities Act of 1933, as amended, or any entity in which all of the equity owners come within such paragraphs. (d) Schedule II hereto sets forth administrative information with respect to the Proposed Lender. (e) This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York. [Remainder of page intentionally left blank; signature page follows.]

Exhibit H [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto. ALLY BANK, as the Administrative Agent By: Name: Title: [NAME OF LENDER], as Proposed Lender By: Name: Title: [WT CAPITAL FUND – SPV1, LLC, as a Borrower By: Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title:]4 4 To be included if Borrowers consent is required pursuant to Section 12.16 of the Loan and Security Agreement.

Exhibit H [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 SCHEDULE I TO JOINDER SUPPLEMENT COMPLETION OF INFORMATION AND SIGNATURES FOR JOINDER SUPPLEMENT Re: Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Item 1: Date of Joinder Supplement: Item 2: Proposed Lender: Item 3: Commitment: $

Exhibit H [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 SCHEDULE II TO JOINDER SUPPLEMENT ADDRESS FOR NOTICES AND WIRE INSTRUCTIONS Address for Notices: ____________________________ ____________________________ ____________________________ ____________________________ Telephone: ________________ Facsimile: ________________ email: ________________ With a copy to: ____________________________ ____________________________ ____________________________ Telephone: ________________ Facsimile: ________________ email: ________________ Wire Instructions: Name of Bank: ________________ A/C No.: ________________ ABA No.: ________________ Reference: ________________

Exhibit I-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT I-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the collateral manager (in such capacity, the “Collateral Manager”) and as the transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. Pursuant to the provisions of Section 2.13(g)(ii)(2)(c) of the Loan and Security Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Advance(s) (as well as any Note(s) evidencing such Advance(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of any Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to any Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor thereof). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [Remainder of page intentionally left blank; signature page follows.]

Exhibit I-1 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

Exhibit I-2 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT I-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the collateral manager (in such capacity, the “Collateral Manager”) and as the transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. Pursuant to the provisions of Section 2.13(g)(ii)(2)(d) of the Loan and Security Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of any Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to any Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor thereof). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [Remainder of page intentionally left blank; signature page follows.]

Exhibit I-2 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

Exhibit I-3 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT I-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the collateral manager (in such capacity, the “Collateral Manager”) and as the transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. Pursuant to the provisions of Section 2.13(g)(ii)(2)(d) of the Loan and Security Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of any Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to any Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [Remainder of page intentionally left blank; signature page follows.]

Exhibit I-3 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

Exhibit I-4 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT I-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the collateral manager (in such capacity, the “Collateral Manager”) and as the transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. Pursuant to the provisions of Section 2.13(g)(ii)(2)(d) of the Loan and Security Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Loan and Security Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of any Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower (or, if such Borrower is a disregarded entity, its sole regarded owner) as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Exhibit I-4 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 [Remainder of page intentionally left blank; signature page follows.]

Exhibit I-4 [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

Exhibit J [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT J [Reserved]

Exhibit K [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT K FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT This ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Loan, Security and Collateral Management Agreement identified below (as amended, the “Loan and Security Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan and Security Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Loan and Security Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit and guarantees included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan and Security Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: [_____________] 2. Assignee: [_____________] 3. Borrowers: WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, and WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company 4. Administrative Agent: Ally Bank, as the administrative agent under the Loan and Security Agreement 5. Loan and Security Agreement: The Amended and Restated Loan, Security and

Exhibit K [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) 6. Assigned Interest: Assignor Assignee Aggregate Amount of Commitment for all Lenders Amount of Commitment Assigned Percentage Assigned of Aggregate Amount of Commitment for all Lenders [_______] [_______] [_______] [_______] [_______] Effective Date: [_______] [__], 20[__] [Remainder Of Page Intentionally Blank; Signature Page Follows]

Exhibit K [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 The terms set forth in this Assignment and Assumption are hereby agreed to: [ASSIGNOR] By: Name: Title: [ASSIGNEE] By: Name: Title: Consented to: ALLY BANK, as the Administrative Agent By: Name: Title: WT CAPITAL FUND – SPV1, LLC, as a Borrower By:____________________________________ Name: Title: WT CAPITAL FUND-SPV 1 SUB GOLD LLC, as a Borrower By:____________________________________ Name: Title:

Exhibit K [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 ANNEX I TO EXHIBIT K STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan and Security Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Transaction Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Transaction Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan and Security Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Loan and Security Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (iv) it has received a copy of the Loan and Security Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (vi) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Loan and Security Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make

Exhibit K [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or any other electronic format shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit L [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 EXHIBIT L CERTIFICATE RE ANNUAL STATEMENT AS TO COMPLIANCE [________], 20[__] This Certificate re Annual Statement as to Compliance (this “Certificate”) is delivered by a Responsible Officer of the Collateral Manager (defined below) pursuant to the terms and provisions of Section 6.9 of the Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among WILLOW TREE CAPITAL CORPORATION, a Maryland corporation, as the Collateral Manager (in such capacity, the “Collateral Manager”) and as the Transferor (in such capacity, the “Transferor”), WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, as a borrower (“Capital Fund SPV”), WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company, as a borrower (“California Borrower” and, together with Capital Fund SPV, each individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger, and State Street Bank and Trust Company, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Loan and Security Agreement. (a) The undersigned hereby certifies that a review of the activities of the Collateral Manager, and the Collateral Manager’s performance pursuant to the Loan and Security Agreement, for the fiscal year ending on [________], 20[__] (the “Relevant Year”) has been made under the undersigned’s supervision; and (b) The undersigned hereby certifies that the Collateral Manager has performed or has caused to be performed in all material respects all of its obligations under the Loan and Security Agreement throughout the Relevant Year and [no Collateral Manager Termination Event has occurred and is continuing][a Collateral Manager Termination Event has occurred and is continuing and Annex I attached hereto sets forth the nature thereof and the steps being taken to remedy such Collateral Manager Termination Event]. [Remainder of Page Left Intentionally Blank]

Exhibit L [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 IN WITNESS WHEREOF, certified as of the date first written above. By: ____________________________________, a Responsible Officer of WILLOW TREE CAPITAL CORPORATION, the Collateral Manager

Exhibit L [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 ANNEX I TO EXHIBIT L ANNEX I COLLATERAL MANAGER TERMINATION EVENT

Schedule I [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 SCHEDULE I LEGAL NAMES Pursuant to Section 4.1 of the Amended and Restated Loan, Security and Collateral Management Agreement, each Loan Party’s exact legal name is as follows: Borrowers: WT CAPITAL FUND - SPV1, LLC, a Delaware limited liability company, and WT CAPITAL FUND-SPV1 SUB GOLD LLC, a Delaware limited liability company Collateral Manager: WILLOW TREE CAPITAL CORPORATION, a Maryland corporation

Schedule II [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 SCHEDULE II LOAN LIST TO BE DELIVERED IN CONNECTION WITH EACH BORROWING BASE CERTIFICATE

Schedule III [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 SCHEDULE III [RESERVED]

Schedule IV [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 SCHEDULE IV AGREED-UPON PROCEDURES In accordance with Section 5.1(t)(v) of the Loan and Security Agreement, the Borrowers or Collateral Manager will cause a firm of nationally recognized independent public accountants (or any other party identified by the Administrative Agent) to furnish in accordance with attestation standards established by the American Institute of Certified Public Accountants a report to the effect that such accountants (or such other party) have either verified, compared, or recalculated each of the following accounts in the Borrowing Base Certificates and Payment Date Reports to applicable system or records of the Borrowers or the Collateral Manager and the financial statements of the underlying Obligors, as applicable: • Borrowing Base • Availability • Minimum Credit Enhancement Amount • Loan List o Loan Type o Purchase Price o Loan maturity date o Interest Rate:  fixed/floating  index (if applicable)  spread or coupon o S&P Industry Classification o Outstanding Principal Balance o Moody’s, S&P, and Fitch ratings (if applicable) o Trailing twelve-month EBITDA for the current test period o Original trailing twelve-month reported EBITDA and Original trailing twelve- month adjusted EBITDA o Obligor Net Senior Leverage Ratio (or equivalent ratio) (recalculated based on the Obligor financial statements of the current test period) o Obligor Net Total Leverage Ratio (or equivalent ratio) (recalculated based on Obligor financial statements of the current test period) o Obligor Interest Coverage Ratio (or equivalent ratio) (recalculated based on the Obligor financial statements of the current test period) o Debt-to-Recurring Revenue Ratio (or equivalent ratio) (recalculated based on Obligor financial statements of the current test period) o Obligor Interest Coverage Ratio (RRL) (or equivalent ratio) (recalculated based on the Obligor financial statements of the current test period) o Original Obligor Net Senior Leverage Ratio (or equivalent ratio) (recalculated based on Obligor financial statements of original test period) o Original Obligor Net Total Leverage Ratio (or equivalent ratio) (recalculated based on Obligor financial statements of original test period) • Recalculation of Excess Concentration Amounts

Schedule IV [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 At the discretion of the Administrative Agent and a firm of nationally recognized independent public accountants (or such other party identified by the Administrative Agent), (i) three (3) random Borrowing Base Certificates and Payment Date Reports for each fiscal year (commencing with the fiscal year ending December 31, 2024), and (ii) for the ten (10) largest single Obligors in the corresponding Borrowing Base Certificates and Payment Date Reports, compare the cash activity information in the Borrowing Base to the corresponding information in the Collateral Manager cash log for the collection period relating to the corresponding Borrowing Base Certificate and Payment Date Report and noted that the interest and principal payments received during the collection period on the respective top ten Obligors cash activity were in agreement. The report provided by such firm (or such other party) may be in a format such typically utilized for a report of this nature; provided that it will consist of at a minimum (i) a list of deviations from the applicable Borrowing Base Certificate and Payment Date Report and (ii) findings after a discussion among such firm, the Borrowers and the Collateral Manager regarding the reasons for any such deviations; provided that the following will be disregarded for the purposes of this paragraph: (A) with regard to all procedures related the Collateral Custodian’s cash files and the determination of the Borrowing Base, Excess Concentration Amounts, Availability, and the Minimum Credit Enhancement Amount, deviations of one percent (1%) or less, and (B) with regard to procedures related to Dollar amounts, deviations of one (1) Dollar or less.

Schedule V [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 SCHEDULE V S&P INDUSTRY CLASSIFICATIONS

Schedule VI [Willow Tree BDC] Exhibits and Schedules to Amended and Restated Loan Agreement #512190547 SCHEDULE VI DISQUALIFIED PERSONS Deerpath Capital Management, LP Brightwood Capital Advisors, LLC GSO Capital Partners Ares Management Corporation Cerberus Capital Management, L.P. FS Investment Solutions, LLC AllianceBernstein Holding L.P. KKR & Co. Inc. Goldman Sachs & Co. LLC